UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: July 31, 2014

Date of reporting period: August 1, 2013 through July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

July 31, 2014

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide HighMark Balanced Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Large Cap Growth Fund

Nationwide HighMark Small Cap Core Fund

Nationwide HighMark Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

July 31, 2014

Dear Shareholder,

Watching children board a school bus can teach us a lot about human nature. As the red lights flash and the bus door slides open, some children rush to be first to climb up the steps. Others are hesitant, glancing back for reassurance. A few students freeze in fear, unable to proceed.

We understand that, like the students or anyone facing something daunting, investors vary in their approaches to financial planning. Whether you tend to climb right in, move tentatively or need support to move forward at all, please know that Nationwide Funds represent a range of products and investment strategies designed to suit all types of investors. We continually scan the investment universe seeking opportunities to expand our fund offerings to include potentially attractive asset classes. Our goal is to help provide the investment options you may need to prepare for and live in retirement. As a Nationwide Funds investor, you may be positioned for potential benefits from long-term investment solutions driven by tactical risk management and diversification.

Overall, most Nationwide Funds performed well during the one-year reporting period ended July 31, 2014. Broad U.S. stock market performance as measured by the S&P 500® Index grew 16.94% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 3.97% for the one-year period.

Confucius reminds us that “Every journey starts with a single step.” By working with your financial advisor and investing with Nationwide Funds, you already have climbed that critical first step. We encourage you to stay true to your long-term plan no matter what your circumstances or investment temperament. Your advisor and Nationwide Funds are poised to help.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the fiscal-year reporting period ended July 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 16.94% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. International equities rose as well, with the MSCI Emerging Markets® Index recovering from a three-year period of underperformance versus developed markets to return 15.32% during the reporting period. Fixed-income returns were positive for the reporting period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. While first-quarter gross domestic product (GDP) was disappointing, investors focused instead on an improving jobs picture and manufacturing data. Also supportive to equity and fixed-income returns were stable longer-term interest rates and the continuation of the accommodative Federal Reserve policy.

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period, including five of the last six months of the period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 Index during the reporting period were information technology, up 27.6%; materials, up 23.1%; and health care, up 20.9%. Technology and materials benefited from a strong earnings environment, and health care rallied in reaction to excitement surrounding new products. While all returns were positive, the sectors with the lowest returns included consumer staples, up 7.0%; telecommunication services, up 8.0%; and utilities, up 8.5%.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity showed volatility during the reporting period, with real GDP growing 4.5% and 3.5%, respectively, in the third and fourth quarters of calendar-year 2013, before shrinking by 2.1% in the first quarter of 2014 (constituting the worst result since the end of the economic recession in 2009) and then recovering to record 4.0% in the second quarter. Investors largely shrugged off the first-quarter 2014 stumble, blaming the weakness on the brutal winter weather’s effects on the economy. Expectations are for an acceleration of growth through the remainder of the year. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) at roughly 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.3% to 6.2%.

Throughout the reporting period, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases) depressed relative returns during the period. In Asia, stock performance was strong during the reporting period, with Japan returning 15.1% and Asia (excluding Japan) up 16.9%. Despite headline risks, emerging market stocks performed roughly in line with those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling

Economic Review (con’t.)

credit spreads during the reporting period. Long-term Treasury yields were relatively stable during the reporting period, with the 10-year Treasury yield falling from 2.58% to 2.56% during the period. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

Index	Fiscal Year Total Return (as of July 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.85%
Barclays U.S. 10-20 Year Treasury Bond	5.77%
Barclays Emerging Markets USD Aggregate Bond	8.85%
Barclays Municipal Bond	7.27%
Barclays U.S. Aggregate Bond	3.97%
Barclays U.S. Corporate High Yield	8.19%
MSCI EAFE®	15.07%
MSCI Emerging Markets®	15.32%
MSCI World ex USA	15.48%
Russell 1000® Growth	18.69%
Russell 1000® Value	15.47%
Russell 2000®	8.56%
S&P 500®	16.94%

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended July 31, 2014, the Nationwide Bailard Cognitive Value Fund (Class M) returned 10.38%* versus 8.18% for its benchmark, the Russell 2000® Value Index, and 11.87% for its former benchmark, the S&P SmallCap 600® Value Index.** For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 289 funds as of July 31, 2014) was 10.27% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

**The Fund’s benchmark changed to the Russell 2000® Value Index effective February 3, 2014.

Bailard utilizes a proprietary multifactor model, the Behavioral Ranking Model (“BRM” or the “model”), to aid in portfolio construction. There are two primary determinants of the Fund’s relative performance. One is how well Bailard’s BRM is working, and the other is how successfully the model’s signals are translated into Fund performance.

For the reporting period, the model’s results were good, outperforming both the Fund’s benchmark and the average competitor, and winning eight out of the 12 months against each. For the earlier months of the reporting period, these good results were largely unrealized in actual Fund performance. For the latter months of the reporting period, actual results tended to be as good as or better than the model’s results.

Changes were made to the model in 2012 to improve performance, with implementation of those changes to the actual Fund taking place between the fall of 2013 and March of 2014. Throughout the modification process, realizable performance moved closer to actual BRM performance.

Ideally, the Fund would make no sector or subsector bets at all, as we believe that stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, the tracking error without making sector bets tends to max out at around 4.5%, which is below the typical small-capitalization value managers’ 6.5% tracking error. As a result, we limit variance to 24 economic subsectors, allowing up to +/-2% deviation from the average small-cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector, depending upon the abundance or scarcity of high BRM scores within. Because we are making sector bets by default and not conscious choice, the sectors that happen to outperform or underperform are strictly a byproduct of overall BRM efficacy and our ability to capture that in the portfolio.

For the reporting period, the Fund’s overweights in aerospace and defense and shipping were the largest contributors to Fund performance versus the Fund’s benchmark. The Fund’s holdings in Kimball International and Universal Insurance were the largest individual stocks contributing to Fund performance during the reporting period. In Kimball’s case this was due to positive earnings surprises, and in Universal’s case, due to a lack of hurricane activity.

For the reporting period, the Fund’s overweights in telecommunication services and electrical equipment were the largest detractors from Fund performance versus the Fund’s benchmark. The Fund’s holdings in Schweitzer-Mauduit International and Trans World Entertainment were the largest individual stocks detracting from Fund performance during the reporting period. In Schweitzer’s case this was due to sharply lower earnings expectations, and in Trans World’s case, due to a substantial decline in reported earnings.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Cognitive Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Bailard Cognitive Value Fund (Class M) returned 10.38%, outperforming its benchmark by 2.20% and outperforming the Lipper peer category median by 0.11%.

•

Bailard uses a proprietary quantitative model to aid in portfolio construction. Changes were made to the model in 2012 to improve performance, with implementation of those changes to the actual Fund taking place between the fall of 2013 and March of 2014.

•

Ideally, the Fund would make no sector or subsector bets at all, as we believe that stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation.

Asset Allocation†

Common Stocks	95.1%
Repurchase Agreement	4.2%
Exchange Traded Funds	4.2%
Mutual Fund	0.5%
Liabilities in excess of other assets	(4.0)%
100.0%

Top Industries††

Banks	8.8%
Insurance	7.5%
Real Estate Investment Trusts (REITs)	5.9%
Information Technology Services	5.8%
Electronic Equipment, Instruments & Components	5.2%
Machinery	4.6%
Equity Fund	4.0%
Electrical Equipment	4.0%
Chemicals	3.9%
Health Care Providers & Services	3.8%
Other Industries*	46.5%
100.0%

Top Holdings††

A. Schulman, Inc.	3.3%
Benchmark Electronics, Inc.	2.8%
CSG Systems International, Inc.	2.8%
EnerSys	2.8%
Hanover Insurance Group, Inc. (The)	2.6%
National HealthCare Corp.	2.5%
Vanguard Small-Cap Value ETF	2.4%
Kimball International, Inc., Class B	2.3%
Warren Resources, Inc.	2.2%
Global Cash Access Holdings, Inc.	2.1%
Other Holdings*	74.2%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	9.91%	16.53%	8.17%	–
	w/ SC3	3.88%	15.22%	7.56%	–
Class C1	w/o SC2	9.25%	15.86%	7.52%	–
	w/ SC4	8.25%	15.86%	7.52%	–
Class M1,5		10.38%	17.01%	8.61%	–
Institutional Service Class[1,5,6]		10.15%	16.89%	8.50%	–
Institutional Class[5]		–	–	–	10.15%	[7]*
Russell 2000® Value Index		8.18%	15.83%	8.07%	–
S&P SmallCap 600 Value Index		11.87%	17.85%	9.48%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.54%	1.48%
Class C	2.04%	2.04%
Class M	1.04%	1.04%
Institutional Service Class	1.29%	1.23%
Institutional Class	1.04%	1.04%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index (current benchmark), the S&P SmallCap 600 Value Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,062.60	6.55	1.28
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.41	1.28
Class C Shares	Actual	(a)	1,000.00	1,058.60	10.21	2.00
	Hypothetical	(a)(b)	1,000.00	1,014.88	9.99	2.00
Class M Shares	Actual	(a)	1,000.00	1,064.50	5.07	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,063.90	5.32	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.64	5.21	1.04
Institutional Class Shares	Actual	(a)	1,000.00	1,063.70	5.12	1.00
	Hypothetical	(a)(b)	1,000.00	1,019.84	5.01	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Bailard Cognitive Value Fund

Common Stocks 95.1%

	Shares	Market Value

Aerospace & Defense 0.9%
Engility Holdings, Inc.*	28,100	$971,136

Airlines 1.4%
JetBlue Airways Corp.* (a)	136,100	1,458,992

Auto Components 1.4%
Modine Manufacturing Co.*	106,500	1,466,505

Banks 9.2%
Associated Banc-Corp.	52,700	944,384
Central Pacific Financial Corp.	74,800	1,338,920
Financial Institutions, Inc.	5,007	111,155
First Busey Corp.	226,698	1,258,174
First Interstate BancSystem, Inc.	66,921	1,746,638
German American Bancorp, Inc.	9,700	250,745
MainSource Financial Group, Inc.	116,969	1,910,104
MidSouth Bancorp, Inc.	16,800	327,600
Northrim BanCorp, Inc.	55,491	1,359,530
Suffolk Bancorp*	7,400	149,850

		9,397,100

Building Products 1.1%
A.O. Smith Corp.	13,400	625,780
Alpha Pro Tech Ltd.*	90,800	185,232
Simpson Manufacturing Co., Inc.	8,800	267,608

		1,078,620

Capital Markets 1.5%
FBR & Co.*	54,200	1,515,432

Chemicals 4.1%
A. Schulman, Inc.	88,100	3,501,094
Minerals Technologies, Inc.	12,000	696,840

		4,197,934

Commercial Services & Supplies 2.7%
Brady Corp., Class A	11,600	303,340
Kimball International, Inc., Class B	153,918	2,427,287

		2,730,627

Communications Equipment 0.8%
Comtech Telecommunications Corp.	9,100	307,580
Polycom, Inc.*	38,800	497,416

		804,996

Construction & Engineering 1.3%
MYR Group, Inc.*	55,800	1,384,398

Distributors 1.1%
Weyco Group, Inc.	45,200	1,173,392

Electric Utilities 3.2%
Empire District Electric Co. (The) (a)	12,900	316,179
PNM Resources, Inc.	45,500	1,167,075

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Portland General Electric Co.	23,200	$740,776
UIL Holdings Corp.	30,800	1,081,388

		3,305,418

Electrical Equipment 4.1%
EnerSys	46,400	2,943,152
SL Industries, Inc.*	35,403	1,280,881

		4,224,033

Electronic Equipment, Instruments & Components 5.4%
Benchmark Electronics, Inc.*	125,100	3,021,165
Insight Enterprises, Inc.*	16,000	420,320
Sanmina Corp.*	72,600	1,690,854
Vishay Intertechnology, Inc.	30,300	446,319

		5,578,658

Energy Equipment & Services 3.4%
Bolt Technology Corp.	73,300	1,251,231
ION Geophysical Corp.*	30,000	112,500
Matrix Service Co.*	80,100	2,150,685

		3,514,416

Gas Utilities 0.7%
Gas Natural, Inc.	52,700	679,303

Health Care Equipment & Supplies 0.9%
CONMED Corp.	8,600	335,400
Digirad Corp.	91,600	302,280
Kewaunee Scientific Corp.	15,925	286,968

		924,648

Health Care Providers & Services 4.0%
InfuSystems Holdings, Inc.* (a)	297,500	827,050
Kindred Healthcare, Inc.	17,870	427,093
National HealthCare Corp.	48,400	2,660,064
PharMerica Corp.*	7,100	191,629

		4,105,836

Hotels, Restaurants & Leisure 1.1%
Marriott Vacations Worldwide Corp.*	12,300	707,865
Texas Roadhouse, Inc.	6,100	151,768
Wendy’s Co. (The)	37,200	303,180

		1,162,813

Household Durables 0.5%
Helen of Troy Ltd.*	8,700	466,581

Information Technology Services 6.0%
CSG Systems International, Inc.	113,800	2,963,352
Global Cash Access Holdings, Inc.*	265,100	2,218,887
NCI, Inc., Class A*	106,400	955,472

		6,137,711

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance 7.8%
Argo Group International Holdings Ltd.	8,800	$438,328
Aspen Insurance Holdings Ltd.	23,550	942,235
First Acceptance Corp.*	88,700	204,897
Hanover Insurance Group, Inc. (The)	48,138	2,782,858
HCI Group, Inc.	21,238	847,396
Montpelier Re Holdings Ltd.	33,400	986,302
Symetra Financial Corp.	41,600	948,480
United Insurance Holdings Corp.	33,800	490,776
Universal Insurance Holdings, Inc.	26,230	316,334

		7,957,606

Life Sciences Tools & Services 1.1%
Albany Molecular Research, Inc.*	22,300	424,592
Nordion, Inc.*	57,600	746,496

		1,171,088

Machinery 4.8%
Hurco Cos., Inc.	17,300	555,503
Kadant, Inc.	40,900	1,559,926
LS Starrett Co. (The), Class A	38,943	581,808
MFRI, Inc.*	152,806	1,682,394
Standex International Corp.	7,500	494,625

		4,874,256

Media 0.4%
Meredith Corp.	8,200	376,544

Metals & Mining 1.4%
Century Aluminum Co.*	25,700	483,160
Commercial Metals Co.	23,800	410,312
Steel Dynamics, Inc.	23,900	506,919

		1,400,391

Oil, Gas & Consumable Fuels 3.6%
Adams Resources & Energy, Inc.	20,300	1,326,402
Warren Resources, Inc.*	404,587	2,383,017

		3,709,419

Paper & Forest Products 0.4%
Neenah Paper, Inc.	8,200	406,884

Professional Services 1.4%
VSE Corp.	24,129	1,437,365

Real Estate Investment Trusts (REITs) 6.1%
DCT Industrial Trust, Inc.	45,800	358,614
DuPont Fabros Technology, Inc.	40,500	1,110,105
Franklin Street Properties Corp.	64,400	781,816
Monmouth Real Estate Investment Corp.	27,100	278,588
One Liberty Properties, Inc.	46,000	953,120
Post Properties, Inc.	20,300	1,100,260
Urstadt Biddle Properties, Inc., Class A	22,700	465,123

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Winthrop Realty Trust	81,103	$1,222,222

		6,269,848

Road & Rail 0.2%
ArcBest Corp.	6,000	190,380

Semiconductors & Semiconductor Equipment 2.0%
ASM International NV, NYRS-NL	10,300	389,752
International Rectifier Corp.*	68,300	1,696,572

		2,086,324

Software 0.5%
Perfect World Co., Ltd., ADR-CN	24,900	483,807

Specialty Retail 3.1%
Aaron’s, Inc.	24,300	641,034
Brown Shoe Co., Inc.	22,500	634,275
Citi Trends, Inc.*	62,000	1,249,300
Zumiez, Inc.*	23,500	654,475

		3,179,084

Technology Hardware, Storage & Peripherals 1.9%
Lexmark International, Inc., Class A	40,300	1,935,609

Textiles, Apparel & Luxury Goods 1.1%
Crown Crafts, Inc.	143,000	1,108,250

Thrifts & Mortgage Finance 2.4%
First Defiance Financial Corp.	34,100	921,041
WSFS Financial Corp.	22,240	1,592,162

		2,513,203

Wireless Telecommunication Services 2.1%
Spok Holdings, Inc.	142,900	2,139,213

Total Common Stocks (cost $92,547,617)		97,517,820

Exchange Traded Funds 4.2%
Equity Funds 4.2%
iShares Russell 2000 Value ETF (a)	17,900	1,725,023
Vanguard Small-Cap Value ETF (a)	25,300	2,541,385

		4,266,408

Total Exchange Traded Funds (cost $3,781,057)		4,266,408

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard Cognitive Value Fund (Continued)

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund - Institutional Class, 0.09% (b)(c)	470,456	$470,456

Total Mutual Fund (cost $470,456)		470,456

Repurchase Agreement 4.2%

	Principal Amount

Royal Bank of Canada, 0.06%, dated 07/31/14, due 08/01/14, repurchase price $4,344,551, collateralized by a U.S. Treasury Note, 0.63%, maturing 09/30/17; total market value $4,433,236. (c)	$4,344,544	4,344,544

Total Repurchase Agreement (cost $4,344,544)		4,344,544

Total Investments (cost $101,143,674) (d) — 104.0%		106,599,228

Liabilities in excess of other assets — (4.0%)		(4,071,435)

NET ASSETS — 100.0%		$102,527,793

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at July 31, 2014. The total value of securities on loan at July 31, 2014 was $4,711,266.

(b)	Represents 7-day effective yield as of July 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of July 31, 2014 was $4,815,000.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

CN	China

ETF	Exchange Traded Fund

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Bailard Cognitive Value Fund
Assets:
Investments, at value *(cost $96,799,130)	$102,254,684
Repurchase agreement, at value (cost $4,344,544)	4,344,544

Total Investments, at value (total cost $101,143,674)	106,599,228

Cash	1,103,472
Dividends receivable	65,307
Security lending income receivable	4,639
Receivable for investments sold	402,836
Receivable for capital shares issued	43,856
Prepaid expenses	16,776

Total Assets	108,236,114

Liabilities:
Payable for investments purchased	459,510
Payable for capital shares redeemed	306,917
Payable upon return of securities loaned (Note 2)	4,815,000
Accrued expenses and other payables:
Investment advisory fees	68,732
Fund administration fees	9,745
Distribution fees	11,397
Administrative servicing fees	1,338
Accounting and transfer agent fees	2,637
Trustee fees	257
Custodian fees	447
Compliance program costs (Note 3)	1,352
Professional fees	22,970
Printing fees	4,427
Other	3,592

Total Liabilities	5,708,321

Net Assets	$102,527,793

Represented by:
Capital	$89,353,813
Accumulated undistributed net investment income	102,851
Accumulated net realized gains from investments	7,615,575
Net unrealized appreciation/(depreciation) from investments	5,455,554

Net Assets	$102,527,793

Net Assets:
Class A Shares	$1,102,616
Class C Shares	12,501,150
Class M Shares	88,479,981
Institutional Service Class Shares	433,029
Institutional Class Shares	11,017

Total	$102,527,793

*	Includes value of securities on loan of $4,711,266 (Note 2).

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Bailard Cognitive Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	83,307
Class C Shares	988,336
Class M Shares	6,705,048
Institutional Service Class Shares	32,766
Institutional Class Shares	835

Total	7,810,292

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.24
Class C Shares (b)	$12.65
Class M Shares	$13.20
Institutional Service Class Shares	$13.22
Institutional Class Shares	$13.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,930,085
Interest income	39
Income from securities lending (Note 2)	19,165
Foreign tax withholding	(2,728)

Total Income	1,946,561

EXPENSES:
Investment advisory fees	788,408
Fund administration fees	130,275
Distribution fees Class A	2,822
Distribution fees Class C	104,128
Administrative servicing fees Class A	1,422
Administrative servicing fees Class C	324
Administrative servicing fees Institutional Service Class (a)	1,939
Registration and filing fees	56,519
Professional fees	34,026
Printing fees	15,605
Trustee fees	2,672
Custodian fees	4,123
Accounting and transfer agent fees	9,849
Compliance program costs (Note 3)	1,748
Other	12,913

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,166,773

Earnings credit (Note 5)	(150)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(141)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(235)
Expenses reimbursed by adviser (Note 3)	(3,943)

Net Expenses	1,162,304

NET INVESTMENT INCOME	784,257

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,481,797
Net change in unrealized appreciation/(depreciation) from investments	(922,140)

Net realized/unrealized gains from investments	9,559,657

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,343,914

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$784,257		$1,330,136
Net realized gains from investments	10,481,797		22,104,698
Net change in unrealized appreciation/(depreciation) from investments	(922,140)		1,516,351

Change in net assets resulting from operations	10,343,914		24,951,185

Distributions to Shareholders From:
Net investment income:
Class A	(8,779)		(5,466)
Class C	(142,234)		(1,418)
Class M	(1,159,326)		(975,185)
Institutional Service Class (a)	(12,903)		(35,776)
Institutional Class	(129	)(b)	–
Net realized gains:
Class A	(204,658)		–
Class C	(2,644,093)		–
Class M	(17,530,044)		–
Institutional Service Class (a)	(246,368)		–
Institutional Class	(1,945	)(b)	–

Change in net assets from shareholder distributions	(21,950,479)		(1,017,845)

Change in net assets from capital transactions	17,352,778		(9,217,565)

Change in net assets	5,746,213		14,715,775

Net Assets:
Beginning of year	96,781,580		82,065,805

End of year	$102,527,793		$96,781,580

Accumulated undistributed net investment income at end of year	$102,851		$509,622

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$316,147		$493,322 (c)
Dividends reinvested	187,155		4,699
Cost of shares redeemed	(413,516)		(205,914)

Total Class A Shares	89,786		292,107

Class C Shares (Note 12)
Proceeds from shares issued	15,698,391		125,270 (c)
Dividends reinvested	2,776,516		1,190
Cost of shares redeemed	(4,562,217)		(102,342)

Total Class C Shares	13,912,690		24,118

Class M Shares (Note 12)
Proceeds from shares issued	7,493,203		6,055,974 (c)
Dividends reinvested	16,892,388		866,070
Cost of shares redeemed	(19,651,113)		(12,514,797)

Total Class M Shares	4,734,478		(5,592,753)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	$64,180		$1,303,454 (c)
Dividends reinvested	234,018		30,635
Cost of shares redeemed	(1,694,448)		(5,275,126)

Total Institutional Service Class Shares	(1,396,250)		(3,941,037)

Institutional Class Shares
Proceeds from shares issued	10,000	(b)	–
Dividends reinvested	2,074	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	12,074	(b)	–

Change in net assets from capital transactions	$17,352,778		$(9,217,565)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	23,095		36,204
Reinvested	15,020		383
Redeemed	(29,775)		(15,249)

Total Class A Shares	8,340		21,338

Class C Shares (Note 12)
Issued	1,069,693		9,595
Reinvested	232,150		100
Redeemed	(351,995)		(7,810)

Total Class C Shares	949,848		1,885

Class M Shares (Note 12)
Issued	548,913		455,168
Reinvested	1,360,746		70,873
Redeemed	(1,436,347)		(922,037)

Total Class M Shares	473,312		(395,996)

Institutional Service Class Shares (Note 12)(a)
Issued	5,024		98,683
Reinvested	18,826		2,507
Redeemed	(120,659)		(412,288)

Total Institutional Service Class Shares	(96,809)		(311,098)

Institutional Class Shares
Issued	668	(b)	–
Reinvested	167	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	835	(b)	–

Total change in shares	1,335,526		(683,871)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$14.97	0.06	1.24		1.30	(0.12)	(2.91)	(3.03)	–	$13.24	10.00%	(h)	$1,102,616	1.37%	0.46%		1.38%	286.05%
Year Ended July 31, 2013 (g)	$11.48	0.14	3.45		3.59	(0.10)	–	(0.10)	–	$14.97	31.48%		$1,122,377	1.47%	1.09%		1.58%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.03	(0.01)		0.02	(0.05)	–	(0.05)	–	$11.48	0.21%		$615,772	1.47%	0.23%		1.60%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.07	2.19		2.26	(0.12)	–	(0.12)	–	$11.51	24.05%		$961,056	1.47%	0.60%		1.58%	216.00%
Year Ended July 31, 2010 (g)	$7.89	0.03	1.50	(i)	1.53	(0.05)	–	(0.05)	–	$9.37	19.60%	(i)	$654,681	1.45%	0.34%		1.58%	152.00%

Class C Shares
Year Ended July 31, 2014 (g)	$14.55	(0.02)	1.19		1.17	(0.16)	(2.91)	(3.07)	–	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%
Year Ended July 31, 2013 (g)	$11.17	0.06	3.36		3.42	(0.04)	–	(0.04)	–	$14.55	30.67%		$559,903	2.07%	0.49%		2.08%	339.00%
Year Ended July 31, 2012 (g)	$11.20	(0.04)	0.01		(0.03)	–	–	–	–	$11.17	(0.27%	)	$408,689	2.07%	(0.37%	)	2.10%	268.00%
Year Ended July 31, 2011 (g)	$9.11	–	2.12		2.12	(0.03)	–	(0.03)	–	$11.20	23.30%		$567,831	2.07%	–		2.08%	216.00%
Year Ended July 31, 2010 (g)	$7.68	(0.02)	1.47	(i)	1.45	(0.02)	–	(0.02)	–	$9.11	18.92%	(i)	$520,057	2.05%	(0.26%	)	2.08%	152.00%

Class M Shares
Year Ended July 31, 2014 (g)	$14.95	0.12	1.23		1.35	(0.19)	(2.91)	(3.10)	–	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%
Year Ended July 31, 2013 (g)	$11.47	0.19	3.44		3.63	(0.15)	–	(0.15)	–	$14.95	31.94%		$93,162,527	1.07%	1.49%		1.08%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.07	–		0.07	(0.11)	–	(0.11)	–	$11.47	0.71%		$75,990,508	1.07%	0.63%		1.10%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.11	2.18		2.29	(0.15)	–	(0.15)	–	$11.51	24.54%		$87,921,410	1.07%	1.00%		1.08%	216.00%
Year Ended July 31, 2010 (g)	$7.87	0.06	1.51	(i)	1.57	(0.07)	–	(0.07)	–	$9.37	20.08%	(i)	$70,390,248	1.05%	0.74%		1.08%	152.00%

Institutional Service Class Shares (j)
Year Ended July 31, 2014 (g)	$14.95	0.10	1.23		1.33	(0.15)	(2.91)	(3.06)	–	$13.22	10.23%	(h)	$433,029	1.14%	0.75%		1.16%	286.05%
Year Ended July 31, 2013 (g)	$11.46	0.18	3.45		3.63	(0.14)	–	(0.14)	–	$14.95	31.93%		$1,936,773	1.14%	1.42%		1.33%	339.00%
Year Ended July 31, 2012 (g)	$11.50	0.06	–		0.06	(0.10)	–	(0.10)	–	$11.46	0.60%		$5,050,836	1.16%	0.54%		1.35%	268.00%
Year Ended July 31, 2011 (g)	$9.36	0.09	2.19		2.28	(0.14)	–	(0.14)	–	$11.50	24.32%		$5,075,223	1.21%	0.86%		1.33%	216.00%
Year Ended July 31, 2010 (g)	$7.87	0.06	1.50	(i)	1.56	(0.07)	–	(0.07)	–	$9.36	20.06%	(i)	$2,230,226	1.13%	0.66%		1.33%	152.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(k)	$14.97	0.09	1.23		1.32	(0.19)	(2.91)	(3.10)	–	$13.19	10.15%		$11,017	0.99%	0.76%		0.99%	286.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception date on September 16, 2013 are based on the perfomance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended July 31, 2014, the Nationwide Bailard International Equities Fund (Class M) returned 16.42%* versus 15.07% for its benchmark, the MSCI EAFE® Index, and 15.91% for its former benchmark, the MSCI ACWI ex USA.** For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 379 funds as of July 31, 2014) was 12.67% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

**The Fund’s benchmark changed to the MSCI EAFE® Index effective February 3, 2014.

The Fund operates from the top down, with a strategy that focuses first on country selection, followed by stock selection within each individual market. During the reporting period, country selection was neutral to slightly negative while stock selection was a positive contributor to Fund performance versus the benchmark.

During the reporting period, added value for the Fund in the area of country selection came from overweighting the Fund’s investments in selected emerging and developed markets. The reporting period was punctuated by two distinct periods. During the first six months, developed markets performed very well while emerging markets struggled; the reverse was true during the latter half of the reporting period. In the initial period, concerns about tapering (reduction) of bond purchases by the U.S. Federal Reserve and uncertainty about policies in Japan that were intended to weaken that country’s currency led to fears of both competitive currency devaluations in Asia and risk to a range of emerging markets (termed the “Fragile Five” consisting of Turkey, Brazil, India, South Africa and Indonesia). Due to large current account deficits, the Fragile Five were considered most dependent on foreign capital. In the latter half of the reporting period, concerns about continuing weakness in Europe led to talk of deflation, bringing the yield on 10-year Swiss government debt below that of Japan. Alternatively, investors discounted their fears of financial risk around emerging markets

(even as political risk cropped up in a diverse range of markets, including Thailand, Russia, Turkey and Argentina) and began to recognize the compelling relative value in many of these countries.

Beneficial country choices for the Fund during the reporting period included overweight positions in Finland, India, and Argentina and an underweight position in Switzerland. While Japanese companies produced great earnings during this period, Japanese shares failed to follow suit. The combination, though, of overweighting the market while hedging a portion of the currency risk did result in a slight net benefit for the Fund as the yen declined from 98 to 103 in relation to the U.S. dollar during the reporting period.

Results for the Fund on the stock selection side during the reporting period were strongest in Japan and across much of developed Europe (France, the U.K., Spain, and Switzerland), where portfolio holdings far outperformed the index. Within each market, the Fund’s sector weights are generally held in line with the index, and sector selection is not pursued as an investment strategy. Notable individual stocks held by the Fund that outperformed during the reporting period included printer and watch maker Seiko Epson in Japan, computer peripheral company Logitech International in Switzerland, banks Credit Agricole in France and Bankinter in Spain, auto parts supplier Valeo in France, and retailer W.H. Smith in the U.K.

Country selection decisions that did not help Fund results during the reporting period included a couple of “misses” in high-flying developed markets (underweights in Italy, Denmark and Australia) as well as overweight exposures to disappointing emerging markets Hungary and Russia.

Points of weakness for stock selection in the Fund during the reporting period were Netherlands, Italy, Hong Kong and India, where Fund holdings failed to keep up with the respective MSCI country indexes. The benefits of the Fund’s strong returns in the large developed markets outweighed the negative results from the Fund’s investments in these relatively smaller markets.

Fund Commentary (con’t.)	Nationwide Bailard International Equities Fund

The most notable individual stock detractor from Fund performance during the reporting period was a name not held by the Fund, Nokia in Finland, which rose mightily on a generous bid by Microsoft for its handset business. Other detractors from Fund performance included an exposure to PostNL, the Dutch mail service, and an overweight to Hong Kong developer New World Development.

During the reporting period, the Fund entered into financial futures contracts to enable the Fund to more closely approximate the performance of its benchmark or for tactical hedging purposes. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill and Eric P. Leve

The Fund is subject to the risks of investing in equity securities and risks associated with investing in foreign securities, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). High double-digit returns are unusual and cannot be sustained. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard International Equities Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Bailard International Equities Fund (Class M) returned 16.42%, outperforming its benchmark by 1.35% and the Lipper peer category median by 3.75%.

•	During the reporting period, country selection was neutral to slightly negative while stock selection was a positive contributor to Fund performance versus the benchmark.

•

Beneficial country choices for the Fund during the reporting period included overweight positions in Finland, India, and Argentina and an underweight position in Switzerland. While Japanese companies produced great earnings during this period, Japanese shares failed to follow suit.

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreement	1.7%
Exchange Traded Fund	1.4%
Mutual Fund	0.2%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries††

Banks	12.4%
Oil, Gas & Consumable Fuels	7.8%
Pharmaceuticals	6.1%
Insurance	5.7%
Diversified Telecommunication Services	4.1%
Food Products	3.5%
Capital Markets	3.5%
Auto Components	3.2%
Construction & Engineering	3.2%
Wireless Telecommunication Services	2.9%
Other Industries*	47.6%
100.0%

Top Holdings††

Seiko Epson Corp.	2.0%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Unilever PLC	1.8%
Market Vectors Russia ETF	1.4%
Vinci SA	1.3%
Credit Agricole SA	1.3%
BT Group PLC	1.1%
Bayer AG	1.1%
Deutsche Post AG	1.1%
AstraZeneca PLC	1.1%
Other Holdings*	85.9%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	15.92%	9.30%	7.99%	–
	w/ SC3	9.56%	8.06%	7.39%	–
Class C1	w/o SC2	15.12%	8.59%	7.27%	–
	w/ SC4	14.12%	8.59%	7.27%	–
Class M1,5		16.42%	9.67%	8.36%	–
Institutional Service Class[1,5,6]		16.13%	9.48%	8.20%	–
Institutional Class[5]		–	–	–	8.78%	[7]*
MSCI EAFE Index		15.07%	9.40%	7.07%	–
MSCI ACWI ex USA		15.48%	9.29%	7.32%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio*
Class A	1.42%
Class C	2.01%
Class M	0.92%
Institutional Service Class	1.17%
Institutional Class	0.92%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index (current benchmark), the MSCI ACWI ex USA (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,053.80	5.96	1.17
	Hypothetical(a)(b)		1,000.00	1,018.99	5.86	1.17
Class C Shares	Actual	(a)	1,000.00	1,050.20	9.86	1.94
	Hypothetical(a)(b)		1,000.00	1,015.17	9.69	1.94
Class M Shares	Actual	(a)	1,000.00	1,055.10	4.43	0.87
	Hypothetical(a)(b)		1,000.00	1,020.48	4.36	0.87
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,055.20	4.64	0.91
	Hypothetical(a)(b)		1,000.00	1,020.28	4.56	0.91
Institutional Class Shares	Actual	(a)	1,000.00	1,055.20	4.38	0.86
	Hypothetical(a)(b)		1,000.00	1,020.53	4.31	0.86

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Bailard International Equities Fund

Common Stocks 96.4%

	Shares	Market Value

ARGENTINA 1.1%
Banks 0.5%
Grupo Financiero Galicia SA, ADR (a)	70,000	$1,128,400

Internet Software & Services 0.2%
MercadoLibre, Inc.	7,000	647,500

Oil, Gas & Consumable Fuels 0.4%
YPF SA, ADR	30,000	1,061,400

		2,837,300

AUSTRALIA 7.5%
Biotechnology 0.4%
CSL Ltd.	15,000	934,553

Capital Markets 1.2%
Macquarie Group Ltd.	50,000	2,675,982
Magellan Financial Group Ltd.	60,000	647,491

		3,323,473

Commercial Services & Supplies 0.4%
Brambles Ltd.	120,000	1,038,853

Construction Materials 0.5%
CSR Ltd.	400,000	1,391,141

Containers & Packaging 0.9%
Amcor Ltd.	250,000	2,392,822

Diversified Financial Services 0.7%
Challenger Ltd.	250,000	1,851,367

Diversified Telecommunication Services 0.4%
Telstra Corp., Ltd.	225,000	1,140,999

Food & Staples Retailing 0.8%
Wesfarmers Ltd.	50,000	2,024,710

Health Care Providers & Services 0.3%
Primary Health Care Ltd.	150,000	670,710

Hotels, Restaurants & Leisure 0.4%
Aristocrat Leisure Ltd.	200,000	1,049,155

Insurance 0.5%
Suncorp Group Ltd.	100,000	1,314,807

Oil, Gas & Consumable Fuels 0.6%
Woodside Petroleum Ltd.	40,000	1,570,158

Real Estate Investment Trusts (REITs) 0.4%
Dexus Property Group	1,000,000	1,098,711

		19,801,459

CANADA 4.0%
Auto Components 0.4%
Magna International, Inc.	10,000	1,073,875

Banks 0.7%
Toronto-Dominion Bank (The)	35,000	1,830,330

Capital Markets 0.7%
CI Financial Corp.	60,000	1,942,496

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Metals & Mining 0.7%
Agnico Eagle Mines Ltd.	50,000	$1,859,036

Oil, Gas & Consumable Fuels 1.2%
Enerplus Corp.	70,000	1,600,495
Suncor Energy, Inc.	35,000	1,437,107

		3,037,602

Professional Services 0.3%
Stantec, Inc.	12,000	761,370

		10,504,709

COLOMBIA 0.9%
Banks 0.5%
Bancolombia SA, ADR (a)	20,000	1,248,200

Oil, Gas & Consumable Fuels 0.4%
Ecopetrol SA, ADR (a)	30,000	1,012,200

		2,260,400

DENMARK 1.1%
Diversified Telecommunication Services 0.3%
TDC A/S	70,000	706,169

Electrical Equipment 0.4%
Vestas Wind Systems A/S*	25,000	1,127,180

Textiles, Apparel & Luxury Goods 0.4%
Pandora A/S	15,000	1,026,465

		2,859,814

EGYPT 0.9%
Banks 0.5%
Commercial International Bank Egypt SAE, GDR REG	223,254	1,299,606

Wireless Telecommunication Services 0.4%
Global Telecom Holding, GDR*	278,497	967,256

		2,266,862

FINLAND 3.5%
Diversified Telecommunication Services 0.7%
Elisa OYJ	60,000	1,718,599

Insurance 0.7%
Sampo OYJ, Class A	35,000	1,738,645

Oil, Gas & Consumable Fuels 0.3%
Neste Oil OYJ (a)	45,000	831,550

Paper & Forest Products 1.4%
Stora Enso OYJ, Class R	200,000	1,797,009
UPM-Kymmene OYJ	130,000	2,118,814

		3,915,823

Pharmaceuticals 0.4%
Orion OYJ, Class B	25,000	926,856

		9,131,473

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE 8.5%
Aerospace & Defense 0.3%
Safran SA	15,000	$881,509

Auto Components 0.7%
Valeo SA	15,000	1,797,266

Automobiles 0.5%
Renault SA	15,000	1,252,201

Banks 1.3%
Credit Agricole SA	250,000	3,381,851

Construction & Engineering 1.8%
Eiffage SA	20,000	1,296,407
Vinci SA	50,000	3,450,646

		4,747,053

Diversified Telecommunication Services 0.4%
Orange SA	70,000	1,096,152

Electric Utilities 0.4%
Electricite de France SA	35,000	1,130,635

Food & Staples Retailing 0.5%
Casino Guichard Perrachon SA	12,000	1,446,302

Information Technology Services 0.3%
Cap Gemini SA	12,000	870,160

Insurance 0.3%
SCOR SE	25,000	804,220

Multi-Utilities 0.5%
GDF Suez	50,000	1,289,226

Oil, Gas & Consumable Fuels 0.7%
Total SA	30,000	1,934,842

Pharmaceuticals 0.8%
Sanofi	20,000	2,099,818

		22,731,235

GERMANY 7.4%
Air Freight & Logistics 1.1%
Deutsche Post AG REG	90,000	2,879,521

Auto Components 0.5%
Continental AG	6,000	1,292,186

Automobiles 0.3%
Daimler AG REG	10,000	825,187

Hotels, Restaurants & Leisure 0.7%
TUI AG	140,000	1,975,989

Insurance 1.7%
Allianz SE REG	10,000	1,664,861
Hannover Rueck SE	20,000	1,707,274
Muenchener Rueckversicherungs AG REG	5,000	1,060,861

		4,432,996

Media 0.3%
ProSiebenSat.1 Media AG REG	20,000	838,570

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 1.4%
Bayer AG REG	22,000	$2,901,942
Merck KGaA	10,000	884,300

		3,786,242

Semiconductors & Semiconductor Equipment 0.8%
Infineon Technologies AG	200,000	2,203,705

Wireless Telecommunication Services 0.6%
Freenet AG	60,000	1,583,191

		19,817,587

GREECE 1.7%
Banks 0.6%
Alpha Bank AE*	2,000,000	1,598,079

Diversified Telecommunication Services 0.5%
Hellenic Telecommunications Organization SA*	100,000	1,370,767

Hotels, Restaurants & Leisure 0.6%
OPAP SA	100,000	1,629,649

		4,598,495

INDIA 5.2%
Automobiles 0.4%
Tata Motors Ltd., ADR*	25,000	983,000

Banks 0.8%
ICICI Bank Ltd., ADR	40,000	2,000,800

Chemicals 0.3%
UPL Ltd.*	150,000	811,868

Construction & Engineering 0.6%
IRB Infrastructure Developers Ltd.	400,000	1,687,153

Diversified Financial Services 0.4%
Power Finance Corp., Ltd.	220,000	967,230

Household Products 0.6%
Hindustan Unilever Ltd.	150,000	1,695,630

Information Technology Services 0.9%
HCL Technologies Ltd.	30,000	769,302
Infosys Ltd., ADR	27,000	1,480,140

		2,249,442

Metals & Mining 0.3%
Tata Steel Ltd.	100,000	908,095

Oil, Gas & Consumable Fuels 0.6%
Coal India Ltd.	110,000	665,275
Reliance Industries Ltd., GDR (b)	30,000	991,823

		1,657,098

Pharmaceuticals 0.3%
Dr. Reddy’s Laboratories Ltd., ADR* (a)	15,000	671,250

		13,631,566

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND 2.6%
Construction Materials 0.4%
CRH PLC	40,000	$933,621

Containers & Packaging 0.5%
Smurfit Kappa Group PLC	60,000	1,302,073

Food Products 0.4%
Kerry Group PLC, Class A	13,000	965,526

Industrial Conglomerates 0.4%
DCC PLC	20,000	1,141,087

Pharmaceuticals 0.9%
Shire PLC	30,000	2,469,250

		6,811,557

ISRAEL 1.3%
Banks 0.3%
Bank Hapoalim BM	150,000	874,988

Diversified Telecommunication Services 0.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	450,000	837,908

Pharmaceuticals 0.7%
Teva Pharmaceutical Industries Ltd., ADR	30,000	1,604,999

		3,317,895

ITALY 1.5%
Electric Utilities 0.4%
Enel SpA	200,000	1,138,596

Insurance 0.7%
UnipolSai SpA	600,000	1,816,322

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	40,000	1,017,837

		3,972,755

JAPAN 17.0%
Airlines 0.7%
Japan Airlines Co., Ltd.	35,000	1,933,312

Auto Components 1.6%
Bridgestone Corp.	60,000	2,165,422
NHK Spring Co., Ltd.	75,000	734,477
Toyo Tire & Rubber Co., Ltd.	75,000	1,361,799

		4,261,698

Automobiles 0.4%
Fuji Heavy Industries Ltd.	40,000	1,140,692

Banks 3.0%
Mitsubishi UFJ Financial Group, Inc.	300,000	1,769,191
Resona Holdings, Inc.	200,000	1,114,516
Sumitomo Mitsui Financial Group, Inc.	125,000	5,095,560

		7,979,267

Capital Markets 0.4%
Daiwa Securities Group, Inc.	120,000	1,007,519

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals 1.4%
DIC Corp.	300,000	$687,301
Sumitomo Chemical Co., Ltd.	300,000	1,140,308
Tosoh Corp.	400,000	1,755,067

		3,582,676

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	100,000	1,122,812

Food Products 0.3%
Nippon Suisan Kaisha Ltd.*	300,000	864,080

Health Care Providers & Services 0.3%
Medipal Holdings Corp.	70,000	882,189

Household Durables 1.5%
Panasonic Corp.	80,000	997,474
Sekisui Chemical Co., Ltd.	90,000	1,079,141
Sekisui House Ltd.	140,000	1,837,483

		3,914,098

Information Technology Services 0.4%
SCSK Corp.	35,000	967,918

Leisure Products 0.4%
Heiwa Corp.	40,000	942,219

Machinery 0.2%
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	610,550

Marine 0.4%
Nippon Yusen KK	400,000	1,146,092

Personal Products 0.5%
Kao Corp.	30,000	1,233,727

Road & Rail 0.4%
Sankyu, Inc.	240,000	1,168,627

Technology Hardware, Storage & Peripherals 2.5%
Ricoh Co., Ltd.	100,000	1,144,751
Seiko Epson Corp.	125,000	5,350,737

		6,495,488

Trading Companies & Distributors 1.2%
Marubeni Corp.	350,000	2,459,815
Sumitomo Corp.	60,000	790,683

		3,250,498

Wireless Telecommunication Services 1.0%
KDDI Corp.	45,000	2,586,732

		45,090,194

NETHERLANDS 1.6%
Food & Staples Retailing 0.6%
Koninklijke Ahold NV	92,307	1,609,495

Insurance 0.6%
Aegon NV	200,000	1,621,933

Media 0.4%
Wolters Kluwer NV	35,000	969,721

		4,201,149

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY 2.8%
Banks 0.7%
DNB ASA	100,000	$1,772,159

Diversified Telecommunication Services 0.4%
Telenor ASA	50,000	1,150,652

Energy Equipment & Services 0.4%
TGS Nopec Geophysical Co. ASA	40,000	1,134,466

Food Products 0.4%
Marine Harvest ASA	70,000	952,173

Oil, Gas & Consumable Fuels 0.9%
Statoil ASA	80,000	2,285,967

		7,295,417

PAKISTAN 2.0%
Banks 0.3%
United Bank Ltd.	400,000	788,820

Chemicals 0.6%
Engro Corp., Ltd.*	900,000	1,684,618
Engro Fertilizers Ltd.*	60,000	33,199

		1,717,817

Oil, Gas & Consumable Fuels 0.8%
Oil & Gas Development Co., Ltd.	250,000	698,127
Pakistan Petroleum Ltd.	450,000	1,051,598

		1,749,725

Textiles, Apparel & Luxury Goods 0.3%
Nishat Mills Ltd.	750,000	898,397

		5,154,759

RUSSIA 1.6%
Banks 0.3%
Sberbank of Russia, ADR	80,000	662,400

Metals & Mining 0.3%
MMC Norilsk Nickel OJSC, ADR	40,000	782,248

Oil, Gas & Consumable Fuels 0.7%
Gazprom OAO, ADR	120,000	875,604
Lukoil OAO, ADR	20,000	1,116,000

		1,991,604

Wireless Telecommunication Services 0.3%
Mobile Telesystems OJSC, ADR	40,000	717,200

		4,153,452

SOUTH AFRICA 1.4%
Diversified Financial Services 0.3%
FirstRand Ltd.	220,000	884,493

Household Durables 0.3%
Steinhoff International Holdings Ltd.	150,000	749,313

Metals & Mining 0.2%
AngloGold Ashanti Ltd., ADR*	35,000	601,650

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Oil, Gas & Consumable Fuels 0.3%
Sasol Ltd.	13,000	$749,884

Wireless Telecommunication Services 0.3%
Vodacom Group Ltd.	60,000	701,287

		3,686,627

SPAIN 3.7%
Banks 1.4%
Banco Santander SA	150,000	1,507,094
Bankinter SA	250,000	2,158,658

		3,665,752

Construction & Engineering 0.4%
ACS Actividades de Construccion y Servicios SA	25,000	1,093,228

Gas Utilities 0.9%
Gas Natural SDG SA	75,000	2,304,207

Information Technology Services 0.4%
Amadeus IT Holding SA, Class A	30,000	1,180,519

Oil, Gas & Consumable Fuels 0.6%
Repsol SA	65,000	1,620,942

		9,864,648

SWEDEN 2.5%
Banks 0.8%
Skandinaviska Enskilda Banken AB, Class A	170,000	2,275,786

Commercial Services & Supplies 0.3%
Securitas AB, Class B	70,000	813,873

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	80,000	996,151

Construction & Engineering 0.3%
NCC AB, Class B	25,000	781,177

Household Durables 0.4%
Electrolux AB	40,000	992,082

Household Products 0.3%
Svenska Cellulosa AB SCA, Class B	30,000	738,782

		6,597,851

SWITZERLAND 2.9%
Food Products 0.4%
Aryzta AG*	12,000	1,085,406

Insurance 0.7%
Swiss Life Holding AG REG*	8,000	1,849,987

Life Sciences Tools & Services 0.6%
Lonza Group AG REG*	15,000	1,663,405

Machinery 1.2%
Georg Fischer AG REG*	2,000	1,321,655
OC Oerlikon Corp. AG REG*	120,000	1,619,436

		2,941,091

		7,539,889

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TURKEY 1.4%
Banks 0.4%
Turkiye Halk Bankasi AS	150,000	$1,129,431

Metals & Mining 0.4%
Eregli Demir ve Celik Fabrikalari TAS	500,000	1,054,265

Real Estate Investment Trusts (REITs) 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	600,000	777,498

Wireless Telecommunication Services 0.3%
Turkcell Iletisim Hizmetleri AS*	120,000	784,717

		3,745,911

UNITED KINGDOM 12.3%
Banks 0.3%
Bank of Georgia Holdings PLC	20,000	819,796

Capital Markets 1.1%
3i Group PLC	150,000	952,721
Aberdeen Asset Management PLC	300,000	2,082,725

		3,035,446

Containers & Packaging 0.3%
DS Smith PLC	200,000	881,959

Diversified Telecommunication Services 1.1%
BT Group PLC	450,000	2,946,106

Food Products 2.0%
Tate & Lyle PLC	70,000	734,901
Unilever PLC	110,000	4,752,720

		5,487,621

Household Products 0.4%
Reckitt Benckiser Group PLC	12,000	1,059,330

Insurance 0.5%
Direct Line Insurance Group PLC	300,000	1,440,059

Media 1.0%
Daily Mail & General Trust PLC, Class A	80,000	1,127,862
ITV PLC	400,000	1,404,069

		2,531,931

Multiline Retail 0.4%
Next PLC	10,000	1,141,320

Paper & Forest Products 0.4%
Mondi PLC	60,000	1,050,838

Pharmaceuticals 1.7%
AstraZeneca PLC	38,085	2,780,833
GlaxoSmithKline PLC	70,000	1,686,913

		4,467,746

Professional Services 0.4%
Capita PLC	50,000	1,012,420

Road & Rail 0.2%
Stagecoach Group PLC	100,000	597,927

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Software 0.4%
Micro Focus International PLC	67,132	$960,677

Specialty Retail 0.9%
WH Smith PLC	120,000	2,283,666

Tobacco 1.2%
British American Tobacco PLC	30,000	1,757,473
Imperial Tobacco Group PLC	30,000	1,298,819

		3,056,292

		32,773,134

Total Common Stocks (cost $212,653,875)		254,646,138

Exchange Traded Fund 1.4%
UNITED STATES 1.4%
Market Vectors Russia ETF*	150,000	3,603,000

Total Exchange Traded Fund (cost $4,173,828)		3,603,000

Mutual Fund 0.2%
Money Market Fund 0.2%
Fidelity Institutional Money Market Fund - Institutional Class, 0.09% (c)(d)	500,041	500,041

Total Mutual Fund (cost $500,041)		500,041

Repurchase Agreement 1.7%

	Principal Amount

Royal Bank of Canada, 0.06%, dated 07/31/14, due 08/01/14, repurchase price $4,617,766, collateralized by a U.S. Treasury Note, 0.63%, maturing 09/30/17; total market value $4,712,029. (d)	$4,617,759	4,617,759

Total Repurchase Agreement (cost $4,617,759)		4,617,759

Total Investments (cost $221,945,503) (e) — 99.7%		263,366,938

Other assets in excess of liabilities — 0.3%		918,051

NET ASSETS — 100.0%		$264,284,989

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at July 31, 2014. The total value of securities on loan at July 31, 2014 was $4,968,850.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at July 31, 2014 was $991,823 which represents 0.38% of net assets.

(c)	Represents 7-day effective yield as of July 31, 2014.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of July 31, 2014 was $5,117,800.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AE	Limited Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company
AS	Stock Corporation

ASA	Stock Corporation

BM	Limited Liability

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

TAS	Joint Stock Company

At July 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	Brown Brothers Harriman & Co.	08/27/14	(6,600,000)	$(8,992,764)	$(8,838,427)	$154,337
Japanese Yen	Brown Brothers Harriman & Co.	09/19/14	(2,000,000,000)	(19,593,436)	(19,448,660)	144,776

Total Short Contracts				$(28,586,200)	$(28,287,087)	$299,113

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Bailard International Equities Fund
Assets:
Investments, at value* (cost $217,327,744)	$258,749,179
Repurchase agreement, at value (cost $4,617,759)	4,617,759

Total Investments, at value (total cost $221,945,503)	263,366,938

Cash	6,310,338
Foreign currencies, at value (cost $20,485)	20,452
Dividends receivable	298,709
Security lending income receivable	7,757
Receivable for investments sold	7,041,012
Receivable for capital shares issued	239,900
Reclaims receivable	376,633
Unrealized appreciation on forward foreign currency contracts (Note 2)	299,113
Prepaid expenses	17,055

Total Assets	277,977,907

Liabilities:
Payable for investments purchased	8,225,340
Payable for capital shares redeemed	2,106
Payable upon return of securities loaned (Note 2)	5,117,800
Accrued expenses and other payables:
Investment advisory fees	172,051
Fund administration fees	12,320
Distribution fees	2,524
Administrative servicing fees	37,434
Accounting and transfer agent fees	3,869
Trustee fees	596
Deferred capital gain country tax	80,099
Custodian fees	1,678
Compliance program costs (Note 3)	1,124
Professional fees	27,119
Printing fees	4,990
Other	3,868

Total Liabilities	13,692,918

Net Assets	$264,284,989

Represented by:
Capital	$240,727,859
Accumulated undistributed net investment income	6,182,096
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(24,263,279)
Net unrealized appreciation/(depreciation) from investments†	41,341,336
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	299,113
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,136)

Net Assets	$264,284,989

*	Includes value of securities on loan of $4,968,850 (Note 2).
†	Net of $80,099 of deferred capital gain country tax.

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Bailard International Equities Fund
Net Assets:
Class A Shares	$3,238,747
Class C Shares	2,088,816
Class M Shares	172,401,379
Institutional Service Class Shares	85,990,498
Institutional Class Shares	565,549

Total	$264,284,989

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	384,690
Class C Shares	249,617
Class M Shares	20,485,815
Institutional Service Class Shares	10,225,716
Institutional Class Shares	67,217

Total	31,413,055

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.42
Class C Shares (b)	$8.37
Class M Shares	$8.42
Institutional Service Class Shares	$8.41
Institutional Class Shares	$8.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$8,245,530
Income from securities lending (Note 2)	290,367
Foreign tax withholding	(861,094)

Total Income	7,674,803

EXPENSES:
Investment advisory fees	1,853,615
Fund administration fees	175,765
Distribution fees Class A	9,465
Distribution fees Class C	16,303
Administrative servicing fees Class A	5,899
Administrative servicing fees Class C	655
Administrative servicing fees Institutional Service Class (a)	99,962
Registration and filing fees	56,672
Professional fees	53,456
Printing fees	18,292
Trustee fees	6,144
Custodian fees	25,616
Accounting and transfer agent fees	10,343
Compliance program costs (Note 3)	1,866
Other	29,152

Total expenses before earnings credit, fees waived, and expenses reimbursed	2,363,205

Earnings credit (Note 5)	(223)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,055)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(7,733)
Expenses reimbursed by adviser (Note 3)	(5,050)

Net Expenses	2,349,144

NET INVESTMENT INCOME	5,325,659

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	19,909,477
Net realized gains from futures transactions (Note 2)	114,341
Net realized gains from forward and foreign currency transactions (Note 2)	463,733

Net realized gains from investments, futures, forward and foreign currency transactions	20,487,551

Net change in unrealized appreciation/(depreciation) from investments††	9,003,349
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(84,595)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	582,161
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(22,628)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	9,478,287

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	29,965,838

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,291,497

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
†	Net of capital gain country taxes of $11,963.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $80,099.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$5,325,659		$4,674,601
Net realized gains from investments, futures, forward and foreign currency transactions	20,487,551		12,360,956
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	9,478,287		21,360,062

Change in net assets resulting from operations	35,291,497		38,395,619

Distributions to Shareholders From:
Net investment income:
Class A	(81,222)		(50,144)
Class C	(17,079)		(7,450)
Class M	(3,735,701)		(2,633,788)
Institutional Service Class (a)	(1,435,087)		(1,189,568)
Institutional Class	(231	)(b)	—

Change in net assets from shareholder distributions	(5,269,320)		(3,880,950)

Change in net assets from capital transactions	19,788,821		(10,857,206)

Change in net assets	49,810,998		23,657,463

Net Assets:
Beginning of year	214,473,991		190,816,528

End of year	$264,284,989		$214,473,991

Accumulated undistributed net investment income at end of year	$6,182,096		$4,542,327

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$1,296,717		$1,714,811 (c)
Dividends reinvested	75,925		43,775
Cost of shares redeemed	(2,857,523)		(1,484,760)

Total Class A Shares	(1,484,881)		273,826

Class C Shares (Note 12)
Proceeds from shares issued	993,880		141,363 (c)
Dividends reinvested	15,435		6,555
Cost of shares redeemed	(254,673)		(363,280)

Total Class C Shares	754,642		(215,362)

Class M Shares (Note 12)
Proceeds from shares issued	14,549,643		14,021,008 (c)
Dividends reinvested	3,344,102		2,300,833
Cost of shares redeemed	(14,872,680)		(13,903,604)

Total Class M Shares	3,021,065		2,418,237

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	$28,664,343		$18,806,412 (c)
Dividends reinvested	491,055		460,313
Cost of shares redeemed	(12,206,688)		(32,600,632)

Total Institutional Service Class Shares	16,948,710		(13,333,907)

Institutional Class Shares
Proceeds from shares issued	986,922	(b)	–
Dividends reinvested	231	(b)	–
Cost of shares redeemed	(437,868	)(b)	–

Total Institutional Class Shares	549,285	(b)	–

Change in net assets from capital transactions	$19,788,821		$(10,857,206)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	157,349		242,887
Reinvested	9,599		6,353
Redeemed	(350,983)		(208,284)

Total Class A Shares	(184,035)		40,956

Class C Shares (Note 12)
Issued	120,551		19,970
Reinvested	1,954		954
Redeemed	(30,963)		(52,939)

Total Class C Shares	91,542		(32,015)

Class M Shares (Note 12)
Issued	1,798,547		1,959,519
Reinvested	423,840		335,398
Redeemed	(1,801,419)		(1,942,751)

Total Class M Shares	420,968		352,166

Institutional Service Class Shares (Note 12)(a)
Issued	3,479,364		2,671,833
Reinvested	62,238		67,003
Redeemed	(1,496,688)		(4,608,686)

Total Institutional Service Class Shares	2,044,914		(1,869,850)

Institutional Class Shares
Issued	118,100	(b)	–
Reinvested	29	(b)	–
Redeemed	(50,912	)(b)	–

Total Institutional Class Shares	67,217	(b)	–

Total change in shares	2,440,606		(1,508,743)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	–	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%
Year Ended July 31, 2013 (g)	$6.27	0.14	1.11	1.25	(0.11)	(0.11)	–	$7.41	20.04%		$4,216,776	1.38%	1.94%	1.58%	97.00%
Year Ended July 31, 2012 (g)	$7.45	0.13	(1.15)	(1.02)	(0.16)	(0.16)	–	$6.27	(13.57%	)	$3,306,852	1.49%	2.04%	1.67%	102.00%
Year Ended July 31, 2011 (g)	$6.32	0.11	1.14	1.25	(0.12)	(0.12)	–	$7.45	20.05%		$5,066,564	1.62%	1.52%	1.77%	95.00%
Year Ended July 31, 2010 (g)	$5.98	0.08	0.40	0.48	(0.14)	(0.14)	–	$6.32	8.04%		$6,692,942	1.60%	1.28%	1.78%	84.00%

Class C Shares
Year Ended July 31, 2014 (g)	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	–	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%
Year Ended July 31, 2013 (g)	$6.22	0.09	1.11	1.20	(0.05)	(0.05)	–	$7.37	19.28%		$1,164,820	2.08%	1.24%	2.08%	97.00%
Year Ended July 31, 2012 (g)	$7.37	0.08	(1.13)	(1.05)	(0.10)	(0.10)	–	$6.22	(14.07%	)	$1,181,621	2.17%	1.36%	2.17%	102.00%
Year Ended July 31, 2011 (g)	$6.26	0.06	1.13	1.19	(0.08)	(0.08)	–	$7.37	19.16%		$2,289,773	2.27%	0.87%	2.27%	95.00%
Year Ended July 31, 2010 (g)	$5.92	0.04	0.39	0.43	(0.09)	(0.09)	–	$6.26	7.39%		$1,974,951	2.28%	0.60%	2.28%	84.00%

Class M Shares
Year Ended July 31, 2014 (g)	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	–	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%
Year Ended July 31, 2013 (g)	$6.26	0.16	1.12	1.28	(0.14)	(0.14)	–	$7.40	20.53%		$148,561,732	1.08%	2.24%	1.08%	97.00%
Year Ended July 31, 2012 (g)	$7.47	0.15	(1.16)	(1.01)	(0.20)	(0.20)	–	$6.26	(13.28%	)	$123,438,593	1.17%	2.36%	1.17%	102.00%
Year Ended July 31, 2011 (g)	$6.34	0.13	1.15	1.28	(0.15)	(0.15)	–	$7.47	20.39%		$150,887,844	1.27%	1.87%	1.27%	95.00%
Year Ended July 31, 2010 (g)	$6.00	0.10	0.40	0.50	(0.16)	(0.16)	–	$6.34	8.31%		$133,320,908	1.28%	1.60%	1.28%	84.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	–	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%
Year Ended July 31, 2013 (g)	$6.26	0.15	1.11	1.26	(0.12)	(0.12)	–	$7.40	20.34%		$60,530,663	1.21%	2.11%	1.33%	97.00%
Year Ended July 31, 2012 (g)	$7.46	0.14	(1.16)	(1.02)	(0.18)	(0.18)	–	$6.26	(13.35%	)	$62,889,462	1.31%	2.21%	1.42%	102.00%
Year Ended July 31, 2011 (g)	$6.33	0.12	1.15	1.27	(0.14)	(0.14)	–	$7.46	20.25%		$93,100,614	1.45%	1.69%	1.52%	95.00%
Year Ended July 31, 2010 (g)	$6.00	0.09	0.39	0.48	(0.15)	(0.15)	–	$6.33	8.03%		$79,236,673	1.44%	1.44%	1.53%	84.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	–	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended July 31, 2014, the Nationwide Bailard Technology & Science Fund (Class M) returned 22.85%* versus 24.89% for its benchmark, the S&P North American Technology Sector IndexTM, and 27.69% for its former benchmark, the NASDAQ-100 Index.** For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 155 funds as of July 31, 2014) was 21.34% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

**The Fund’s benchmark changed to the S&P North American Technology Sector IndexTM effective February 3, 2014.

Portfolio Performance and Return Drivers

Underperformance against both the NASDAQ-100 Index and the S&P North American Technology Sector IndexTM can be attributed mainly to economic conditions that prevailed during the last month of the Fund’s fiscal year, when small-capitalization stocks severely lagged their large- and mega-cap competitors, detracting from relative Fund performance given the smaller-weighted average market cap.

The Fund’s stock selection within the semiconductor industry during the reporting period detracted from Fund performance, particularly through an underweight to bellwether Intel Corp. and an overweight to Xilinx, Inc. Intel has been the beneficiary of better-than-expected enterprise personal computer (PC) numbers, primarily due to the spring 2014 expiration of support for the popular Windows XP operating system. This event spurred a PC refresh for many users, representing the first shoots of green in the industry in years, and, combined with slowing tablet sales, boosted optimism that Intel can return to sustained growth. The market shrugged off continued weak mobile processor numbers. Xilinx suffered from inventory buildup as LTE (long-term evolution) wireless communication sales slowed in the second quarter of 2014, particularly in China, and because of an increase in competitive pressure.

The Fund’s positive stock selection during the reporting period helped within the information technology services and Internet retail sectors as the Fund’s overweight in Euronet Worldwide. Inc. and TripAdvisor, Inc. both outperformed due to better-than-expected revenue growth. Euronet Worldwide inked a large deal to provide white-label services for the new Walmart-to-Walmart money transfer offering. This offering has exceeded early expectations, and management left open the possibility of additional white-label services. TripAdvisor continues to execute well on a long-term plan to increase monetization of site visitors. The firm has struggled recently with some execution issues, but the market has rewarded the revenue growth acceleration thus far.

The Fund’s sector overweight in biotechnology also was helpful as the Fund’s health-care exposure posted a return of 28.41% against the NASDAQ Biotechnology Index (a modified, market cap-weighted index comprising approximately 120 members), which rose 27.27% during the reporting period. The Fund’s overweight bets in Gilead Sciences, Inc.; Biogen Idec Inc.; and Incyte Corp. were the largest contributors to Fund performance during the reporting period.

Market Commentary

Technology stocks enjoyed strong returns during the reporting period, with both the S&P North American Technology Sector IndexTM and NASDAQ-100 Index outperforming the broad S&P 500® Index, which returned 16.94%. High-multiple-growth stocks soared for the first two thirds of the Fund’s fiscal year, but, as we noted in the Fund’s semiannual report, those stocks pulled back dramatically in March 2014 as valuations finally trumped momentum. Investors quickly rotated into value and “old” tech, areas of the market in which valuations were much more reasonable. This rotation partly explains the outperformance of both indexes noted above when compared to the Morningstar Specialty Tech category, as open-ended funds were more heavily weighted to high-growth technology stocks. The Fund benefited significantly from this growth-to-value rotation during the reporting

Fund Commentary (con’t.)	Nationwide Bailard Technology & Science Fund

period. The other significant trend that has been developing in the market recently is the outperformance of mega-cap stocks; much of the performance differential occurred in the last month of the Fund’s fiscal year. Macroeconomic issues and the specter of rising interest rates were partly to blame as investors moved to reduce risk. Historically, our research indicates that these divergent periods of favor involving small-cap and large-cap stocks have been transitory in nature and may represent active opportunities.

Biotechnology stocks (as measured by the NASDAQ Biotechnology Index) performed well during the reporting period despite two significant drawdowns during the Fund’s fiscal year. Each of these pullbacks may be attributed largely to the Federal Reserve’s governors’ commenting on stretched biotechnology stock valuations. New York Fed Governor Dudley made his comments in early March 2014; in July 2014, Federal Reserve Chair Yellen reiterated those statements in her semiannual address to Congress. Offsetting these “warnings” were excellent clinical data from Gilead Sciences related to its Hepatitis C (HCV) franchise, which also had a positive effect on other HCV-focused companies (Merck & Co., Inc. announced the acquisition of Idenix Pharmaceuticals Inc. for $3.85 billion in early June 2014). In addition, surprisingly robust sales growth and pricing metrics from some newly established therapies (such as Biogen Idec’s TECFIDERA® treatment for multiple sclerosis) as well as the bid put in place by the sudden rush of companies seeking to invert (merge with a foreign corporation to avoid paying higher U.S. taxes on foreign-generated income) helped counteract the Fed’s broadcasted valuation concerns.

Outlook and Positioning

We believe the recent mega-cap outperformance has created opportunities within small-cap stocks in the technology sector. With a careful eye on risk, we have positioned the portfolio to take advantage of a reversal in this trend. We continue to focus on high-quality technology names with an opportunistic eye for investor overreactions.

Despite our previously voiced concerns about biotechnology sector observations of overvaluation, we were still surprised to hear the Fed specifically mention biotechnology stocks in a July policy report. We question the relevance of biotechnology valuations to the market in general and the relative impact a sector with just 394 publicly traded companies and a total market capitalization of only $645 billion (just a touch more than Apple Inc. alone) would have on U.S. economic policy. Our earlier observations ultimately prepared us well for this outcome, however, as we lowered the biotechnology overweight position in the Fund. We are looking for an opportunity to increase the biotechnology weight in the Fund and ideally become more focused in fewer biotechnology holdings, as we believe certain larger firms will come to own specific disease categories and with that drive significant earnings power — especially with the emergence of coordinated care in the U.S. health-care system.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren Matthew Johnson, David H. Smith, CFA and Sonya Thadhani

The Fund is subject to the risks of investing in equity securities, including new public companies. Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). High double-digit returns are unusual and cannot be sustained. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Technology & Science Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Bailard Technology & Science Fund (Class M) returned 22.85%, underperforming its benchmark by 2.04% and outperforming the Lipper peer category median by 1.51%.

•	Small-cap stocks severely lagged their large- and mega-cap competitors, detracting from relative Fund performance during the reporting period, given the smaller-weighted average market cap.

•	We believe the recent mega-cap outperformance has created opportunities within small-cap stocks in the technology sector.

Asset Allocation†

Common Stocks	99.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Semiconductors & Semiconductor Equipment	16.3%
Software	16.1%
Technology Hardware, Storage & Peripherals	15.8%
Internet Software & Services	15.7%
Information Technology Services	12.9%
Communications Equipment	9.8%
Biotechnology	6.2%
Electronic Equipment, Instruments & Components	3.5%
Internet & Catalog Retail	2.5%
Pharmaceuticals	0.7%
Other Industries	0.5%
100.0%

Top Holdings††

Apple, Inc.	8.9%
Microsoft Corp.	4.1%
Google, Inc., Class A	3.4%
Google, Inc., Class C	3.4%
QUALCOMM, Inc.	3.3%
Cisco Systems, Inc.	3.1%
Facebook, Inc., Class A	2.9%
Micron Technology, Inc.	2.1%
Oracle Corp.	1.9%
Western Digital Corp.	1.8%
Other Holdings	65.1%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	22.35%	15.74%	7.74%	–
	w/ SC3	15.59%	14.45%	7.14%	–
Class C1	w/o SC2	21.54%	15.02%	7.13%	–
	w/ SC4	20.54%	15.02%	7.13%	–
Class M1,5		22.85%	16.18%	8.21%	–
Institutional Service Class[1,5,6]		22.63%	16.11%	8.12%	–
Institutional Class[5]		–	–	–	17.25%	[7]*
S&P NA Technology Sector IndexTM		24.89%	17.12%	9.69%
NASDAQ-100 Index		27.69%	20.61%	11.64%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.53%	1.45%
Class C	2.05%	2.05%
Class M	1.03%	1.03%
Institutional Service Class	1.28%	1.20%
Institutional Class	1.03%	1.03%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM (current benchmark), the NASDAQ-100 Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,067.10	6.87	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.15	6.71	1.34
Class C Shares	Actual	(a)	1,000.00	1,063.50	10.69	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.43	10.44	2.09
Class M Shares	Actual	(a)	1,000.00	1,069.70	4.98	0.97
	Hypothetical	(a)(b)	1,000.00	1,019.98	4.86	0.97
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,067.80	6.10	1.19
	Hypothetical	(a)(b)	1,000.00	1,018.89	5.96	1.19
Institutional Class Shares	Actual	(d)	1,000.00	1,069.20	4.87	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.08	4.76	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

(d)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through July 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

July 31, 2014

Nationwide Bailard Technology & Science Fund

Common Stocks 99.4%

	Shares	Market Value

Biotechnology 6.1%
Alexion Pharmaceuticals, Inc.*	2,000	$317,980
Alkermes PLC*	3,000	128,280
Alnylam Pharmaceuticals, Inc.*	2,400	129,720
Amgen, Inc.	5,400	687,906
Biogen Idec, Inc.*	2,000	668,780
BioMarin Pharmaceutical, Inc.*	3,500	216,370
Celgene Corp.*	8,000	697,200
Clovis Oncology, Inc.*	2,000	72,900
Cubist Pharmaceuticals, Inc.*	2,000	121,800
Enanta Pharmaceuticals, Inc.*	6,700	251,987
Exelixis, Inc.*	25,000	101,000
Gilead Sciences, Inc.*	8,000	732,400
Hyperion Therapeutics, Inc.*	3,500	79,695
Ignyta, Inc.*	15,000	121,800
Incyte Corp.*	1,500	71,355
InterMune, Inc.*	8,000	350,960
Isis Pharmaceuticals, Inc.*	3,000	92,970
KaloBios Pharmaceuticals, Inc.*	34,300	56,595
Medivation, Inc.*	1,500	111,345
Momenta Pharmaceuticals, Inc.*	5,000	53,200
NPS Pharmaceuticals, Inc.*	5,300	148,082
Orexigen Therapeutics, Inc.*	35,000	174,650
Regeneron Pharmaceuticals, Inc.*	1,000	316,220
Seattle Genetics, Inc.*	2,500	88,000
Vertex Pharmaceuticals, Inc.*	4,500	400,095

		6,191,290

Communications Equipment 9.7%
Brocade Communications Systems, Inc.	29,500	271,695
Cisco Systems, Inc.	124,000	3,128,520
F5 Networks, Inc.*	7,400	833,166
Juniper Networks, Inc.*	20,780	489,161
Motorola Solutions, Inc.	17,115	1,089,883
Palo Alto Networks, Inc.*	8,565	692,566
QUALCOMM, Inc.	44,800	3,301,760

		9,806,751

Electronic Equipment, Instruments & Components 3.5%
Amphenol Corp., Class A	12,000	1,154,040
Sanmina Corp.*	39,400	917,626
TE Connectivity Ltd.	22,905	1,417,590

		3,489,256

Information Technology Services 12.8%
Accenture PLC, Class A	19,300	1,530,104
Acxiom Corp.*	31,715	581,019
Alliance Data Systems Corp.*	3,910	1,025,554
Amdocs Ltd.	31,200	1,414,608
Automatic Data Processing, Inc.	9,800	796,838
Cognizant Technology Solutions Corp., Class A*	29,000	1,422,450
Computer Sciences Corp.	14,365	896,232
Euronet Worldwide, Inc.*	31,000	1,551,240

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Fidelity National Information Services, Inc.	14,900	$840,360
Fiserv, Inc.*	15,600	962,052
International Business Machines Corp.	2,515	482,050
MasterCard, Inc., Class A	10,800	800,820
Visa, Inc., Class A	2,850	601,379

		12,904,706

Internet & Catalog Retail 2.5%
Amazon.com, Inc.*	1,835	574,337
Priceline Group, Inc. (The)*	600	745,470
TripAdvisor, Inc.*	12,960	1,229,126

		2,548,933

Internet Software & Services 15.7%
Akamai Technologies, Inc.*	15,160	894,743
Blucora, Inc.*	17,300	295,311
Conversant, Inc.*	14,600	341,202
eBay, Inc.*	23,085	1,218,888
Facebook, Inc., Class A*	39,895	2,898,372
Google, Inc., Class A*	5,950	3,448,323
Google, Inc., Class C*	5,950	3,401,020
IAC/InterActiveCorp.	12,700	853,440
LogMeIn, Inc.*	15,530	632,226
Tencent Holdings Ltd., ADR-CN	13,000	210,990
VeriSign, Inc.*	18,500	999,925
Yahoo!, Inc.*	16,200	580,122

		15,774,562

Life Sciences Tools & Services 0.5%
Illumina, Inc.*	2,000	319,820
NanoString Technologies, Inc.*	11,000	132,550

		452,370

Pharmaceuticals 0.7%
BioDelivery Sciences International, Inc.*	17,000	216,750
Endocyte, Inc.*	16,000	106,160
Mylan, Inc.*	5,000	246,850
Salix Pharmaceuticals Ltd.*	1,000	131,910

		701,670

Semiconductors & Semiconductor Equipment 16.2%
Analog Devices, Inc.	26,000	1,290,380
Applied Materials, Inc.	13,700	287,152
Avago Technologies Ltd.	6,300	437,094
Broadcom Corp., Class A	18,000	688,680
First Solar, Inc.*	8,485	535,488
KLA-Tencor Corp.	25,100	1,794,399
Lam Research Corp.	6,220	435,400
Linear Technology Corp.	28,360	1,251,669
Marvell Technology Group Ltd.	24,400	325,496
Maxim Integrated Products, Inc.	33,200	973,092
Micron Technology, Inc.*	67,620	2,065,791

Statement of Investments (Continued)

July 31, 2014

Nationwide Bailard Technology & Science Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	50,000	$875,000
NXP Semiconductor NV*	22,300	1,390,405
Samsung Electronics Co., Ltd., GDR-KR Reg. S	1,300	833,359
Synaptics, Inc.*	13,405	968,243
Texas Instruments, Inc.	15,000	693,750
Xilinx, Inc.	35,880	1,475,745

		16,321,143

Software 16.0%
Activision Blizzard, Inc.	38,300	857,154
Advent Software, Inc.	10,300	334,338
Aspen Technology, Inc.*	33,650	1,461,756
Autodesk, Inc.*	8,000	426,800
CA, Inc.	9,200	265,696
Intuit, Inc.	14,695	1,204,549
Manhattan Associates, Inc.*	36,665	1,076,485
Microsoft Corp.	94,000	4,057,040
NetScout Systems, Inc.*	18,040	767,241
NetSuite, Inc.*	3,700	311,947
Oracle Corp.	47,570	1,921,352
Red Hat, Inc.*	12,410	721,269
salesforce.com, Inc.*	10,700	580,475
ServiceNow, Inc.*	5,470	321,636
Splunk, Inc.*	18,085	850,357
Symantec Corp.	41,605	984,374

		16,142,469

Technology Hardware, Storage & Peripherals 15.7%
Apple, Inc.	93,450	8,931,017
Electronics For Imaging, Inc.*	19,305	850,771
EMC Corp.	35,500	1,040,150
Hewlett-Packard Co.	5,600	199,416
NetApp, Inc.	32,020	1,243,657
SanDisk Corp.	4,800	440,208
Seagate Technology PLC	22,200	1,300,920
Western Digital Corp.	18,395	1,836,373

		15,842,512

Total Investments (cost $54,742,591) (a) — 99.4%		100,175,662

Other assets in excess of liabilities — 0.6%		627,050

NET ASSETS — 100.0%		$100,802,712

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

CN	China

GDR	Global Depositary Receipt

KR	Korea

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

Reg. S	Regulation S – Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Bailard Technology & Science Fund
Assets:
Investments, at value (cost $54,742,591)	$100,175,662
Cash	717,938
Dividends receivable	7,139
Receivable for capital shares issued	2,060
Prepaid expenses	15,905

Total Assets	100,918,704

Liabilities:
Payable for capital shares redeemed	7,324
Accrued expenses and other payables:
Investment advisory fees	66,112
Fund administration fees	8,934
Distribution fees	904
Administrative servicing fees	801
Accounting and transfer agent fees	799
Trustee fees	229
Custodian fees	442
Compliance program costs (Note 3)	1,372
Professional fees	22,304
Printing fees	3,205
Other	3,566

Total Liabilities	115,992

Net Assets	$100,802,712

Represented by:
Capital	$49,843,745
Accumulated undistributed net investment income	12,056
Accumulated net realized gains from investments	5,513,840
Net unrealized appreciation/(depreciation) from investments	45,433,071

Net Assets	$100,802,712

Net Assets:
Class A Shares	$2,192,132
Class C Shares	498,395
Class M Shares	96,832,238
Institutional Service Class Shares	1,203,010
Institutional Class Shares	76,937

Total	$100,802,712

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	132,638
Class C Shares	31,663
Class M Shares	5,683,788
Institutional Service Class Shares	70,770
Institutional Class Shares	4,525

Total	5,923,384

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.53
Class C Shares (b)	$15.74
Class M Shares	$17.04
Institutional Service Class Shares	$17.00
Institutional Class Shares	$17.00
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.54

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,157,549
Interest income	47
Foreign tax withholding	(687)

Total Income	1,156,909

EXPENSES:
Investment advisory fees	743,777
Fund administration fees	116,873
Distribution fees Class A	4,558
Distribution fees Class C	4,761
Administrative servicing fees Class A	2,666
Administrative servicing fees Class C	297
Administrative servicing fees Institutional Service Class (a)	2,531
Registration and filing fees	55,040
Professional fees	33,037
Printing fees	12,092
Trustee fees	2,472
Custodian fees	3,807
Accounting and transfer agent fees	3,268
Compliance program costs (Note 3)	1,747
Other	14,172

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,001,098

Earnings credit (Note 5)	(63)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(193)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(189)
Expenses reimbursed by adviser (Note 3)	(5,440)

Net Expenses	995,213

NET INVESTMENT INCOME	161,696

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,482,923
Net change in unrealized appreciation/(depreciation) from investments	8,574,027

Net realized/unrealized gains from investments	20,056,950

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,218,646

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$161,696		$215,422
Net realized gains from investments	11,482,923		5,772,714
Net change in unrealized appreciation/(depreciation) from investments	8,574,027		7,636,756

Change in net assets resulting from operations	20,218,646		13,624,892

Distributions to Shareholders From:
Net investment income:
Class A	–		–
Class C	–		–
Class M	(201,450)		–
Institutional Service Class (a)	(708)		–
Institutional Class	(22	)(b)	–

Change in net assets from shareholder distributions	(202,180)		–

Change in net assets from capital transactions	(9,275,092)		(4,517,352)

Change in net assets	10,741,374		9,107,540

Net Assets:
Beginning of year	90,061,338		80,953,798

End of year	$100,802,712		$90,061,338

Accumulated undistributed net investment income at end of year	$12,056		$67,241

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$768,454		$310,643
Dividends reinvested	–		–
Cost of shares redeemed	(385,966)		(462,227)

Total Class A Shares	382,488		(151,584)

Class C Shares (Note 12)
Proceeds from shares issued	168,980		296,440
Dividends reinvested	–		–
Cost of shares redeemed	(146,592)		(62,169)

Total Class C Shares	22,388		234,271

Class M Shares (Note 12)
Proceeds from shares issued	6,941,409		6,074,346
Dividends reinvested	186,718		–
Cost of shares redeemed	(16,278,607)		(9,179,691)

Total Class M Shares	(9,150,480)		(3,105,345)

Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	7,801		686,194
Dividends reinvested	708		–
Cost of shares redeemed	(613,263)		(2,180,888)

Total Institutional Service Class Shares	(604,754)		(1,494,694)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$105,496	(b)	$–
Dividends reinvested	22	(b)	–
Cost of shares redeemed	(30,252	)(b)	–

Total Institutional Class Shares	75,266	(b)	–

Change in net assets from capital transactions	$(9,275,092)		$(4,517,352)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	50,026		25,493
Reinvested	–		–
Redeemed	(25,336)		(38,465)

Total Class A Shares	24,690		(12,972)

Class C Shares (Note 12)
Issued	11,334		24,443
Reinvested	–		–
Redeemed	(9,302)		(5,480)

Total Class C Shares	2,032		18,963

Class M Shares (Note 12)
Issued	446,897		473,576
Reinvested	12,236		–
Redeemed	(1,010,879)		(709,516)

Total Class M Shares	(551,746)		(235,940)

Institutional Service Class Shares (Note 12)(a)
Issued	551		54,441
Reinvested	46		–
Redeemed	(41,111)		(177,027)

Total Institutional Service Class Shares	(40,514)		(122,586)

Institutional Class Shares
Issued	6,260	(b)	–
Reinvested	2	(b)	–
Redeemed	(1,737	)(b)	–

Total Institutional Class Shares	4,525	(b)	–

Total change in shares	(561,013)		(352,535)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$13.51	(0.03)	3.05	3.02	–	–	$16.53	22.35%	$2,192,132	1.37%	(0.23%	)	1.39%	36.99%
Year Ended July 31, 2013 (g)	$11.56	(0.02)	1.97	1.95	–	–	$13.51	16.87%	$1,458,286	1.45%	(0.13%	)	1.58%	45.00%
Year Ended July 31, 2012 (g)	$10.98	(0.06)	0.64	0.58	–	–	$11.56	5.28%	$1,397,618	1.45%	(0.57%	)	1.60%	11.00%
Year Ended July 31, 2011 (g)	$9.05	(0.06)	1.99	1.93	–	–	$10.98	21.33%	$1,973,765	1.45%	(0.61%	)	1.58%	16.00%
Year Ended July 31, 2010 (g)	$7.96	(0.04)	1.13	1.09	–	–	$9.05	13.71%	$2,277,231	1.43%	(0.46%	)	1.58%	17.00%

Class C Shares
Year Ended July 31, 2014 (g)	$12.95	(0.13)	2.92	2.79	–	–	$15.74	21.54%	$498,395	2.05%	(0.90%	)	2.05%	36.99%
Year Ended July 31, 2013 (g)	$11.15	(0.09)	1.89	1.80	–	–	$12.95	16.14%	$383,795	2.05%	(0.73%	)	2.08%	45.00%
Year Ended July 31, 2012 (g)	$10.66	(0.12)	0.61	0.49	–	–	$11.15	4.60%	$118,946	2.05%	(1.17%	)	2.10%	11.00%
Year Ended July 31, 2011 (g)	$8.84	(0.13)	1.95	1.82	–	–	$10.66	20.59%	$271,742	2.05%	(1.21%	)	2.08%	16.00%
Year Ended July 31, 2010 (g)	$7.82	(0.09)	1.11	1.02	–	–	$8.84	13.04%	$179,645	2.03%	(1.06%	)	2.08%	17.00%

Class M Shares
Year Ended July 31, 2014 (g)	$13.90	0.03	3.14	3.17	(0.03)	(0.03)	$17.04	22.85%	$96,832,238	0.99%	0.18%		0.99%	36.99%
Year Ended July 31, 2013 (g)	$11.85	0.03	2.02	2.05	–	–	$13.90	17.30%	$86,675,286	1.05%	0.27%		1.08%	45.00%
Year Ended July 31, 2012 (g)	$11.21	(0.02)	0.66	0.64	–	–	$11.85	5.71%	$76,669,709	1.05%	(0.17%	)	1.10%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.02)	2.03	2.01	–	–	$11.21	21.85%	$86,181,523	1.05%	(0.21%	)	1.08%	16.00%
Year Ended July 31, 2010 (g)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.04%	$64,408,363	1.03%	(0.06%	)	1.08%	17.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$13.87	–	3.14	3.14	(0.01)	(0.01)	$17.00	22.63%	$1,203,010	1.17%	0.01%		1.20%	36.99%
Year Ended July 31, 2013 (g)	$11.83	0.02	2.02	2.04	–	–	$13.87	17.24%	$1,543,971	1.14%	0.18%		1.33%	45.00%
Year Ended July 31, 2012 (g)	$11.20	(0.03)	0.66	0.63	–	–	$11.83	5.63%	$2,767,525	1.11%	(0.23%	)	1.35%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.03)	2.03	2.00	–	–	$11.20	21.74%	$1,980,407	1.09%	(0.25%	)	1.33%	16.00%
Year Ended July 31, 2010 (g)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.17%	$1,676,367	1.06%	(0.09%	)	1.33%	17.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$14.53	(0.02)	2.52	2.50	(0.03)	(0.03)	$17.00	17.25%	$76,937	0.96%	(0.14%	)	0.96%	36.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended July 31, 2014, the Nationwide Geneva Mid Cap Growth Fund (Institutional Service Class) returned 7.24%* versus 15.11% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 412 funds as of July 31, 2014) was 12.24% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The reporting period has been characterized as a Federal Reserve-induced “risk on” market, with prevailing low interest rates and tight credit spreads. These market conditions typically have favored companies possessing more leverage with historically little access to inexpensive outside capital.

Contributing the most to Fund performance during the reporting period were the Fund’s investments in the consumer discretionary, health-care and producer durables sectors. Specific stocks that contributed the most to Fund performance during the reporting period were Under Armour, Inc. in the consumer discretionary sector, Concho Resources Inc. in the energy sector and Chipotle Mexican Grill, Inc. in the consumer discretionary sector.

Under Armour’s solid performance during the reporting period was driven by innovative new products, marketing campaigns, channel expansion (e.g., direct-to-consumer, international) and market share gains. The Under Armour management team’s strong execution has resulted in consistent above-consensus results, which have helped drive the firm’s stock price higher during the past reporting period. Concho Resources performed well during the reporting period in light of an increased recognition of its Permian assets and an upward revaluation of its growth potential. Concho’s management indicated that the company has 80% more drilling locations and 200% more horizontal drilling locations compared to 2013, and an asset base of six times its proved reserves. Chipotle Mexican

Grill continued to generate momentum in same-store sales during the reporting period and delivered solid results during the past reporting period. The company is outperforming its peers in the challenging restaurant industry by investing in marketing and advertising, expanding its store base, improving throughput, and focusing on new menu items and the expansion of its catering business.

The Fund’s holdings in the materials and processing and consumer staples sectors detracted the most from Fund performance during the reporting period due to the Fund’s underweight positioning and stock selection in those sectors. Individual Fund holdings that detracted the most from Fund performance during the reporting period were Chart Industries, Inc. in the producer durables sector, DSW Inc. in the consumer discretionary sector and CommVault Systems, Inc. in the technology sector.

Chart Industries underperformed during the reporting period due to lack of visibility in the LNG (liquefied natural gas) infrastructure market. After the company significantly increased capacity with the expectation for increased demand, the number of LNG projects did not rise as quickly as expected due to their complex nature. DSW suffered after the company lowered earnings guidance amid a highly promotional retail environment, weaker traffic due to the company’s exposure to areas affected by severe winter weather, and challenges in women’s footwear trends. CommVault Systems, a leader in the backup and recovery space, underperformed during the reporting period due to a transitioning pricing model and slower sales hiring, which led to a slowdown in revenues. While the Fund typically will invest in stocks that ultimately disappoint in any given year, the magnitude of the performance decline has shifted noticeably over time and has been extreme as of late.

From a quality perspective, low-quality companies significantly outperformed their high-quality counterparts, with stocks rated C and D by Standard & Poor’s up 19.7% for the reporting period and those rated B+ or better up 11.2%

Fund Commentary (con’t.)	Nationwide Geneva Mid Cap Growth Fund

during the same period. Within the Russell Midcap® Growth Index, highly leveraged companies in the top quintile, in terms of debt to capital, outperformed by a factor greater than two versus those companies in the bottom quintile, with the lowest debt-to-capital ratios. We also saw companies with the lowest interest coverage ratios outperform during the reporting period.

While the Fund has experienced periods of underperformance in its history, those periods typically have lasted from five to eight quarters. This most recent period of eight quarters of underperformance is unprecedented and is, in our opinion, related to the Fed’s ongoing accommodative policy.

For the balance of 2014, we expect improving economic growth that could finish the year at a 2.8% gross domestic product (GDP) growth rate. As policymakers take note of improving economic data, we feel that these policymakers may be inclined to revisit interest rates and fully address quantitative easing (e.g., possibly choose to further taper, or reduce, asset purchases) during 2015. Should that action take place, we feel that two to three quarters prior the market may reflect the expectation, which should change market sentiment back to fundamentals and away from financial engineering (e.g., buybacks, corporate inversions, mergers and acquisitions).

The Fund did not invest in derivatives during the reporting period.

Subadviser:

Geneva Capital Management Ltd.

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. The Fund may invest in exchange-traded funds (ETFs). An investment in an ETF is subject to the risks of the securities held by the ETF and carries additional costs. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Geneva Mid Cap Growth Fund (Institutional Service Class) returned 7.24%, underperforming its benchmark by 7.87% and the Lipper peer category median by 5.00%.

•	Contributing the most to Fund performance during the reporting period were the Fund’s investments in the consumer discretionary, health-care and producer durables sectors.

•

The Fund’s holdings in the materials and processing and consumer staples sectors detracted the most from Fund performance during the reporting period due to the Fund’s underweight positioning and stock selection in those sectors.

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreement	0.3%
Mutual Fund††	0.0%
Other assets in excess of liabilities	2.8%
100.0%

Top Industries†††

Software	10.7%
Health Care Equipment & Supplies	8.8%
Machinery	8.3%
Specialty Retail	6.4%
Oil, Gas & Consumable Fuels	4.5%
Information Technology Services	4.4%
Electronic Equipment, Instruments & Components	4.3%
Banks	4.0%
Professional Services	3.6%
Hotels, Restaurants & Leisure	3.5%
Other Industries*	41.5%
100.0%

Top Holdings†††

O’Reilly Automotive, Inc.	2.8%
Under Armour, Inc., Class A	2.6%
Amphenol Corp., Class A	2.5%
Tractor Supply Co.	2.4%
LKQ Corp.	2.4%
Polaris Industries, Inc.	2.3%
Fiserv, Inc.	2.3%
Chipotle Mexican Grill, Inc.	2.2%
Affiliated Managers Group, Inc.	2.2%
Perrigo Co. PLC	2.2%
Other Holdings*	76.1%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of July 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	6.96%	15.74%	9.51%	–
	w/ SC3	1.09%	14.43%	8.89%	–
Class C1	w/o SC2	6.30%	15.06%	8.78%	–
	w/ SC4	5.30%	15.06%	8.78%	–
Institutional Service Class[1,5,6]		7.24%	16.06%	9.66%	–
Institutional Class[5]		–	–	–	2.72%	[7]*
Russell Midcap® Growth Index		15.11%	18.61%	10.25%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio*
Class A	1.36%
Class C	1.92%
Institutional Service Class	1.11%
Institutional Class	0.86%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,002.10	5.76	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.04	5.81	1.16
Class C Shares	Actual	(a)	1,000.00	998.40	9.27	1.87
	Hypothetical	(a)(b)	1,000.00	1,015.52	9.35	1.87
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,003.10	4.32	0.87
	Hypothetical	(a)(b)	1,000.00	1,020.48	4.36	0.87
Institutional Class Shares	Actual	(a)	1,000.00	1,003.50	3.97	0.80
	Hypothetical	(a)(b)	1,000.00	1,020.83	4.01	0.80

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 96.9%

	Shares	Market Value

Banks 3.9%
East West Bancorp, Inc.	860,620	$29,312,717
Signature Bank*	249,482	28,538,246

		57,850,963

Capital Markets 3.3%
Affiliated Managers Group, Inc.*	161,990	32,276,508
Raymond James Financial, Inc.	348,131	17,737,274

		50,013,782

Chemicals 1.4%
Sigma-Aldrich Corp.	204,362	20,522,032

Commercial Services & Supplies 3.3%
Copart, Inc.*	801,719	26,761,380
Stericycle, Inc.*	198,520	23,355,878

		50,117,258

Distributors 2.3%
LKQ Corp.*	1,322,464	34,589,046

Diversified Financial Services 1.8%
Intercontinental Exchange, Inc.	143,254	27,536,284

Electrical Equipment 1.3%
AMETEK, Inc.	404,048	19,673,097

Electronic Equipment, Instruments & Components 4.2%
Amphenol Corp., Class A	373,244	35,894,875
Trimble Navigation Ltd.*	852,170	26,332,053

		62,226,928

Energy Equipment & Services 1.5%
Oceaneering International, Inc.	330,241	22,426,666

Food Products 2.9%
Hain Celestial Group, Inc. (The)*	332,804	28,454,742
J.M. Smucker Co. (The)	151,093	15,054,907

		43,509,649

Health Care Equipment & Supplies 8.6%
Align Technology, Inc.*	458,308	24,844,877
C.R. Bard, Inc.	145,897	21,772,209
Cooper Cos., Inc. (The)	96,603	15,541,491
IDEXX Laboratories, Inc.*	122,421	15,238,966
Sirona Dental Systems, Inc.*	319,600	25,631,920
Varian Medical Systems, Inc.*	313,913	25,787,953

		128,817,416

Health Care Providers & Services 1.4%
Catamaran Corp.*	460,816	20,962,520

Health Care Technology 2.1%
Cerner Corp.*	572,340	31,593,168

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 3.4%
Chipotle Mexican Grill, Inc.*	48,634	$32,706,365
Panera Bread Co., Class A*	124,909	18,399,096

		51,105,461

Household Products 1.6%
Church & Dwight Co., Inc.	374,311	24,023,280

Industrial Conglomerates 1.0%
Roper Industries, Inc.	108,185	15,586,213

Information Technology Services 4.2%
Cognizant Technology Solutions Corp., Class A*	606,143	29,731,314
Fiserv, Inc.*	548,999	33,856,768

		63,588,082

Insurance 1.3%
Brown & Brown, Inc.	622,118	19,148,792

Internet Software & Services 1.2%
CoStar Group, Inc.*	128,958	18,535,133

Leisure Products 2.3%
Polaris Industries, Inc.	230,130	33,953,380

Life Sciences Tools & Services 1.6%
PAREXEL International Corp.*	452,877	24,256,092

Machinery 8.1%
Chart Industries, Inc.*	288,339	21,928,181
IDEX Corp.	368,509	27,940,352
Middleby Corp. (The)*	337,880	24,617,937
Pall Corp.	223,993	17,352,738
Wabtec Corp.	366,337	29,556,069

		121,395,277

Oil, Gas & Consumable Fuels 4.4%
Concho Resources, Inc.*	218,738	30,798,311
Range Resources Corp.	282,654	21,365,816
SM Energy Co.	175,456	13,780,314

		65,944,441

Pharmaceuticals 2.1%
Perrigo Co. PLC	210,583	31,682,212

Professional Services 3.5%
IHS, Inc., Class A*	240,066	31,537,470
Verisk Analytics, Inc., Class A*	347,716	20,876,869

		52,414,339

Road & Rail 3.1%
Genesee & Wyoming, Inc., Class A*	285,537	28,476,605
J.B. Hunt Transport Services, Inc.	232,798	17,985,974

		46,462,579

Statement of Investments (Continued)

July 31, 2014

Nationwide Geneva Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 10.5%
ANSYS, Inc.*	346,039	$26,624,240
CommVault Systems, Inc.*	215,854	10,365,309
Intuit, Inc.	381,934	31,307,130
Manhattan Associates, Inc.*	709,827	20,840,521
Red Hat, Inc.*	490,890	28,530,527
Tyler Technologies, Inc.*	251,990	22,863,053
Ultimate Software Group, Inc. (The)*	121,235	16,355,814

		156,886,594

Specialty Retail 6.2%
DSW, Inc., Class A	623,597	16,581,444
O’Reilly Automotive, Inc.*	277,087	41,563,050
Tractor Supply Co.	560,196	34,827,386

		92,971,880

Textiles, Apparel & Luxury Goods 2.5%
Under Armour, Inc., Class A*	571,035	38,116,586

Trading Companies & Distributors 1.9%
Beacon Roofing Supply, Inc.*	412,087	11,390,085
Fastenal Co.(a)	385,467	17,095,461

		28,485,546

Total Common Stocks (cost $1,173,546,478)		1,454,394,696

Mutual Fund 0.0%†
Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund - Institutional Class, 0.09% (b)(c)	559,979	559,979

Total Mutual Fund (cost $559,979)		559,979

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Royal Bank of Canada, 0.06%, dated 07/31/14, due 08/01/14, repurchase price $5,171,279, collateralized by a U.S. Treasury Note, 0.63%, maturing 09/30/17; total market value $5,276,840. (c)	$5,171,271	$5,171,271

Total Repurchase Agreement (cost $5,171,271)		5,171,271

Total Investments (cost $1,179,277,728) (d) — 97.2%		1,460,125,946

Other assets in excess of liabilities — 2.8%		42,522,121

NET ASSETS — 100.0%		$1,502,648,067

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at July 31, 2014. The total value of securities on loan at July 31, 2014 was $5,617,500.

(b)	Represents 7-day effective yield as of July 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of July 31, 2014 was $5,731,250.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investments, at value* (cost $1,174,106,457)	$1,454,954,675
Repurchase agreement, at value (cost $5,171,271)	5,171,271

Total Investments, at value (total cost $1,179,277,728)	1,460,125,946

Cash	49,283,864
Dividends receivable	394,102
Security lending income receivable	452
Receivable for capital shares issued	2,572,358
Prepaid expenses	32,230

Total Assets	1,512,408,952

Liabilities:
Payable for capital shares redeemed	2,100,252
Payable upon return of securities loaned (Note 2)	5,731,250
Accrued expenses and other payables:
Investment advisory fees	881,160
Fund administration fees	65,357
Distribution fees	186,440
Administrative servicing fees	505,843
Accounting and transfer agent fees	100,224
Trustee fees	3,958
Custodian fees	6,850
Compliance program costs (Note 3)	285
Professional fees	35,415
Printing fees	137,633
Other	6,218

Total Liabilities	9,760,885

Net Assets	$1,502,648,067

Represented by:
Capital	$1,120,586,955
Accumulated distributions in excess of net investment loss	(5,426,589)
Accumulated net realized gains from investments	106,639,483
Net unrealized appreciation/(depreciation) from investments	280,848,218

Net Assets	$1,502,648,067

Net Assets:
Class A Shares	$476,141,617
Class C Shares	95,287,969
Institutional Service Class Shares	919,189,168
Institutional Class Shares	12,029,313

Total	$1,502,648,067

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,709,405
Class C Shares	3,724,240
Institutional Service Class Shares	31,782,503
Institutional Class Shares	415,317

Total	52,631,465

*	Includes value of securities on loan of $5,617,500 (Note 2).

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Geneva Mid Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$28.50
Class C Shares (b)	$25.59
Institutional Service Class Shares	$28.92
Institutional Class Shares	$28.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$30.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$6,564,304
Income from securities lending (Note 2)	2,736

Total Income	6,567,040

EXPENSES:
Investment advisory fees	10,140,564
Fund administration fees	1,021,181
Distribution fees Class A	1,230,450
Distribution fees Class B (a)	2,013
Distribution fees Class C	999,838
Administrative servicing fees Class A	863,943
Administrative servicing fees Class B (a)	671
Administrative servicing fees Class C	27,078
Administrative servicing fees Institutional Service Class (b)	1,376,857
Registration and filing fees	107,469
Professional fees	114,226
Printing fees	442,042
Trustee fees	55,828
Custodian fees	57,414
Accounting and transfer agent fees	512,332
Compliance program costs (Note 3)	5,572
Recoupment fees (Note 3)	45,468
Other	76,682

Total expenses before earnings credit and fees waived	17,079,628

Earnings credit (Note 5)	(428)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(60,206)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(104,251)

Net Expenses	16,914,743

NET INVESTMENT LOSS	(10,347,703)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	108,159,253
Net change in unrealized appreciation/(depreciation) from investments	2,946,762

Net realized/unrealized gains from investments	111,106,015

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$100,758,312

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment loss	$(10,347,703)		$(7,898,601)
Net realized gains from investments	108,159,253		88,815,733
Net change in unrealized appreciation/(depreciation) from investments	2,946,762		157,419,685

Change in net assets resulting from operations	100,758,312		238,336,817

Distributions to Shareholders From:
Net realized gains:
Class A	(25,361,042)		(6,861,984)
Class B (a)	–		(54,588)
Class C	(5,688,359)		(1,519,946)
Institutional Service Class (b)	(46,021,008)		(9,977,376)
Institutional Class	(515	)(c)	–

Change in net assets from shareholder distributions	(77,070,924)		(18,413,894)

Change in net assets from capital transactions	86,503,149		323,508,195

Change in net assets	110,190,537		543,431,118

Net Assets:
Beginning of year	1,392,457,530		849,026,412

End of year	$1,502,648,067		$1,392,457,530

Accumulated distributions in excess of net investment income at end of year	$(5,426,589)		$(7,898,600)

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$104,894,746		$148,745,590
Proceeds from shares issued from class conversion	2,015,421		–
Dividends reinvested	24,126,492		6,402,395
Cost of shares redeemed	(138,009,148)		(104,626,362)

Total Class A Shares	(6,972,489)		50,521,623

Class B Shares (Note 12)(a)
Proceeds from shares issued	1,748		3,668
Dividends reinvested	–		51,653
Cost of shares redeemed in class conversion	(2,015,421)		–
Cost of shares redeemed	(311,700)		(1,841,076)

Total Class B Shares	(2,325,373)		(1,785,755)

Class C Shares (Note 12)
Proceeds from shares issued	14,028,000		23,731,707
Dividends reinvested	5,132,718		1,296,710
Cost of shares redeemed	(21,009,450)		(10,901,080)

Total Class C Shares	(1,848,732)		14,127,337

Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	316,755,456		407,746,116
Dividends reinvested	37,689,226		8,126,513
Cost of shares redeemed	(268,631,619)		(155,227,639)

Total Institutional Service Class Shares	85,813,063		260,644,990

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$11,932,537	(c)	$–
Dividends reinvested	515	(c)	–
Cost of shares redeemed	(96,372	)(c)	–

Total Institutional Class Shares	11,836,680	(c)	–

Change in net assets from capital transactions	$86,503,149		$323,508,195

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	3,623,353		5,904,464
Issued in class conversion	69,832		–
Reinvested	855,229		268,670
Redeemed	(4,767,055)		(4,136,914)

Total Class A Shares	(218,641)		2,036,220

Class B Shares (Note 12)(a)
Issued	70		165
Reinvested	–		2,407
Redeemed in class conversion	(77,898)		–
Redeemed	(12,147)		(81,834)

Total Class B Shares	(89,975)		(79,262)

Class C Shares (Note 12)
Issued	536,623		1,042,254
Reinvested	201,837		59,674
Redeemed	(804,161)		(470,443)

Total Class C Shares	(65,701)		631,485

Institutional Service Class Shares (Note 12)(b)
Issued	10,856,454		16,112,704
Reinvested	1,318,728		337,620
Redeemed	(9,188,510)		(6,065,193)

Total Institutional Service Class Shares	2,986,672		10,385,131

Institutional Class Shares
Issued	418,599	(c)	–
Reinvested	18	(c)	–
Redeemed	(3,300	)(c)	–

Total Institutional Class Shares	415,317	(c)	–

Total change in shares	3,027,672		12,973,574

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$28.09	(0.24)	2.18	1.94	(1.53)	(1.53)	$28.50	6.96%	$476,141,617	1.25%	(0.81%	)	1.26%	32.13%
Year Ended July 31, 2013 (g)	$23.26	(0.20)	5.46	5.26	(0.43)	(0.43)	$28.09	22.96%	$475,430,830	1.38%	(0.79%	)	1.45%	26.00%
Year Ended July 31, 2012 (g)	$22.71	(0.20)	1.20	1.00	(0.45)	(0.45)	$23.26	4.46%	$346,311,494	1.38%	(0.88%	)	1.51%	17.00%
Year Ended July 31, 2011 (g)	$17.92	(0.20)	5.02	4.82	(0.03)	(0.03)	$22.71	26.82%	$195,872,031	1.38%	(0.92%	)	1.54%	23.00%
Year Ended July 31, 2010 (g)	$15.03	(0.15)	3.04	2.89	–	–	$17.92	19.22%	$176,923,831	1.38%	(0.90%	)	1.57%	26.00%

Class C Shares
Year Ended July 31, 2014 (g)	$25.52	(0.37)	1.97	1.60	(1.53)	(1.53)	$25.59	6.30%	$95,287,969	1.87%	(1.43%	)	1.87%	32.13%
Year Ended July 31, 2013 (g)	$21.29	(0.32)	4.98	4.66	(0.43)	(0.43)	$25.52	22.26%	$96,702,988	1.98%	(1.39%	)	1.95%	26.00%
Year Ended July 31, 2012 (g)	$20.96	(0.32)	1.10	0.78	(0.45)	(0.45)	$21.29	3.77%	$67,244,463	1.98%	(1.48%	)	2.01%	17.00%
Year Ended July 31, 2011 (g)	$16.64	(0.31)	4.66	4.35	(0.03)	(0.03)	$20.96	26.14%	$32,580,381	1.98%	(1.52%	)	2.04%	23.00%
Year Ended July 31, 2010 (g)	$14.04	(0.24)	2.84	2.60	–	–	$16.64	18.52%	$18,896,175	1.98%	(1.50%	)	2.07%	26.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$28.41	(0.16)	2.20	2.04	(1.53)	(1.53)	$28.92	7.24%	$919,189,168	0.98%	(0.54%	)	0.99%	32.13%
Year Ended July 31, 2013 (g)	$23.46	(0.14)	5.52	5.38	(0.43)	(0.43)	$28.41	23.28%	$818,056,645	1.13%	(0.54%	)	1.02%	26.00%
Year Ended July 31, 2012 (g)	$22.85	(0.15)	1.21	1.06	(0.45)	(0.45)	$23.46	4.70%	$431,911,298	1.13%	(0.63%	)	1.26%	17.00%
Year Ended July 31, 2011 (g)	$17.98	(0.15)	5.05	4.90	(0.03)	(0.03)	$22.85	27.25%	$215,698,880	1.13%	(0.67%	)	1.29%	23.00%
Year Ended July 31, 2010 (g)	$15.04	(0.11)	3.05	2.94	–	–	$17.98	19.55%	$19,588,342	1.11%	(0.63%	)	1.32%	26.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$29.70	(0.08)	0.87	0.79	(1.53)	(1.53)	$28.96	2.72%	$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended July 31, 2014, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 3.21%* versus 8.93% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 534 funds as of July 31, 2014) was 7.89% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The reporting period has been characterized as a Federal Reserve-induced “risk on” market, with prevailing low interest rates and tight credit spreads. These market conditions typically have favored companies possessing more leverage with historically little access to inexpensive outside capital.

Contributing the most to Fund performance during the reporting period were the Fund’s investments in the health-care, energy and financial services sectors. Specific stocks that contributed the most to Fund performance during the reporting period were Envestnet, Inc. and Tyler Technologies, Inc. in the technology sector, and Cantel Medical Corp. in the health-care sector.

Envestnet saw its shares rise during the reporting period as the company continued to capitalize on the rise of independent advisors and a shift to fee-based advisory relationships. Envestnet’s management team continues to execute and has a proven track record of both organic and inorganic growth. Tyler Technologies’ solid performance during the reporting period was driven by a growing pipeline of deals as the overall budget environment in the public sector improved and new wins came from the California county court systems. Cantel Medical delivered strong results beating analyst sales estimates for every quarter. Despite making investments in sales and marketing and new product development, the company continued to exhibit strong growth in all product categories and announced several acquisitions that complement its existing businesses.

The Fund’s holdings in the consumer discretionary sector detracted the most from Fund performance during the reporting period. Individual Fund holdings that detracted from Fund performance were Infoblox Inc. in the technology sector, Chart Industries, Inc. in the producer durables sector and Beacon Roofing Supply, Inc. in the materials and processing sector.

Infoblox was sold from the portfolio during the reporting period after two consecutive quarters of missing street expectations and guiding down revenue significantly. Chart Industries underperformed during the reporting period due to lack of visibility in the LNG (liquefied natural gas) infrastructure market. After the company significantly increased capacity with the expectation for increased demand, the number of LNG projects did not rise as quickly as expected due to their complex nature. Beacon Roofing Supply underperformed during the reporting period due to the industry’s unfavorable pricing environment, which was compounded by the winter weather that also negatively affected demand. Also, lack of merger-and-acquisition (M&A) activity due to stretched valuations accounted for lower growth rates and stock performance during the reporting period.

From a quality perspective, low-quality companies significantly outperformed their high-quality counterparts, with stocks rated C and D by Standard & Poor’s up 19.7% for the reporting period and those rated B+ or better up 11.2% during the same period.

For the balance of 2014, we expect improving economic growth that could finish the year at a 2.8% gross domestic product (GDP) growth rate. As policymakers take note of improving economic data, we feel that these policymakers may be inclined to revisit interest rates and fully address quantitative easing (e.g., possibly choose to further taper, or reduce, asset purchases) during 2015. Should that action take place, we feel that two to three quarters prior the market may reflect the expectation, which should change market sentiment back to fundamentals and away from financial engineering (e.g., buybacks, corporate inversions, mergers and acquisitions).

Fund Commentary (con’t.)	Nationwide Geneva Small Cap Growth Fund

The Fund did not invest in derivatives during the reporting period.

Subadviser:

Geneva Capital Management Ltd.

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund may invest in exchange-traded funds (ETFs). An investment in an ETF is subject to the risks of the securities held by the ETF and carries additional costs. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 3.21%, underperforming its benchmark by 5.72% and the Lipper peer category median by 4.68%.

•	Contributing the most to Fund performance during the reporting period were the Fund’s investments in the health-care, energy and financial services sectors.

•	The Fund’s holdings in the consumer discretionary sector detracted the most from Fund performance during the reporting period.

Asset Allocation†

Common Stocks	97.4%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Software	11.9%
Machinery	11.3%
Health Care Equipment & Supplies	8.0%
Specialty Retail	5.5%
Oil, Gas & Consumable Fuels	5.5%
Life Sciences Tools & Services	5.3%
Banks	5.0%
Health Care Providers & Services	4.3%
Chemicals	4.0%
Food Products	3.7%
Other Industries	35.5%
100.0%

Top Holdings††

Tyler Technologies, Inc.	3.1%
PAREXEL International Corp.	2.8%
Allegiant Travel Co.	2.8%
Bank of the Ozarks, Inc.	2.8%
MWI Veterinary Supply, Inc.	2.6%
Ultimate Software Group, Inc. (The)	2.6%
MarketAxess Holdings, Inc.	2.6%
Middleby Corp. (The)	2.6%
Cantel Medical Corp.	2.5%
Techne Corp.	2.5%
Other Holdings	73.1%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	2.94%	17.35%	17.64%	[3]
	w/ SC4	(2.72)%	16.03%	16.36%	[3]
Class C1	w/o SC2	2.26%	16.64%	16.95%	[3]
	w/ SC5	1.26%	16.64%	16.95%	[3]
Institutional Service Class[1,6,7]		3.21%	17.66%	17.95%	[3]
Institutional Class[6]		–	–	(2.79)%	[8]*
Russell 2000® Growth Index		8.93%	17.24%	17.82%
CPI		1.99%	2.04%	1.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.85%	1.62%
Class C	2.35%	2.22%
Institutional Service Class	1.60%	1.37%
Institutional Class	1.35%	1.22%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 7/31/14 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	913.70	7.40	1.56
	Hypothetical(a)(b)		1,000.00	1,017.06	7.80	1.56
Class C Shares	Actual	(a)	1,000.00	910.60	10.52	2.22
	Hypothetical(a)(b)		1,000.00	1,013.79	11.08	2.22
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	915.00	5.89	1.24
	Hypothetical(a)(b)		1,000.00	1,018.65	6.21	1.24
Institutional Class Shares	Actual	(a)	1,000.00	915.30	5.60	1.18
	Hypothetical(a)(b)		1,000.00	1,018.94	5.91	1.18

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Geneva Small Cap Growth Fund

Common Stocks 97.4%

	Shares	Market Value

Air Freight & Logistics 2.0%
Echo Global Logistics, Inc.*	66,651	$1,466,989
Hub Group, Inc., Class A*	29,023	1,340,282

		2,807,271

Airlines 2.7%
Allegiant Travel Co.	32,420	3,817,779

Banks 4.8%
Bank of the Ozarks, Inc.	122,886	3,781,202
Texas Capital Bancshares, Inc.*	58,650	3,052,733

		6,833,935

Capital Markets 1.0%
Affiliated Managers Group, Inc.*	7,435	1,481,424

Chemicals 3.9%
Balchem Corp.	55,027	2,751,350
Sensient Technologies Corp.	53,027	2,783,918

		5,535,268

Commercial Services & Supplies 3.4%
Healthcare Services Group, Inc.	107,639	2,813,684
Team, Inc.*	49,856	1,974,796

		4,788,480

Distributors 1.0%
LKQ Corp.*	53,555	1,400,731

Diversified Financial Services 2.5%
MarketAxess Holdings, Inc.	63,217	3,554,692

Electrical Equipment 2.2%
Acuity Brands, Inc.	29,061	3,117,373

Electronic Equipment, Instruments & Components 2.0%
Cognex Corp.*	67,369	2,760,782

Energy Equipment & Services 1.7%
Dril-Quip, Inc.*	24,381	2,456,873

Food Products 3.6%
J&J Snack Foods Corp.	33,099	2,981,889
TreeHouse Foods, Inc.*	28,872	2,122,092

		5,103,981

Health Care Equipment & Supplies 7.8%
ABIOMED, Inc.*	118,357	3,029,939
Cantel Medical Corp.	104,431	3,501,571
Masimo Corp.*	59,556	1,434,109
Neogen Corp.*	68,274	2,980,843

		10,946,462

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 4.2%
IPC The Hospitalist Co., Inc.*	46,648	$2,294,149
MWI Veterinary Supply, Inc.*	25,513	3,603,966

		5,898,115

Health Care Technology 2.0%
Medidata Solutions, Inc.*	64,010	2,870,208

Hotels, Restaurants & Leisure 3.5%
Chuy’s Holdings, Inc.*	73,297	2,099,959
Panera Bread Co., Class A*	9,096	1,339,841
Red Robin Gourmet Burgers, Inc.*	24,117	1,552,170

		4,991,970

Internet Software & Services 3.4%
Envestnet, Inc.*	68,388	2,982,401
NIC, Inc.	105,714	1,783,395

		4,765,796

Life Sciences Tools & Services 5.2%
PAREXEL International Corp.*	72,199	3,866,978
Techne Corp.	37,024	3,455,080

		7,322,058

Machinery 11.0%
Barnes Group, Inc.	78,049	2,673,178
Chart Industries, Inc.*	29,363	2,233,056
Donaldson Co., Inc.	58,575	2,272,124
Middleby Corp. (The)*	48,687	3,547,335
Proto Labs, Inc.*	26,004	2,106,324
RBC Bearings, Inc.	48,460	2,688,561

		15,520,578

Oil, Gas & Consumable Fuels 5.3%
Bonanza Creek Energy, Inc.*	46,762	2,621,478
Gulfport Energy Corp.*	40,761	2,177,045
SM Energy Co.	34,722	2,727,066

		7,525,589

Professional Services 1.6%
Advisory Board Co. (The)*	45,403	2,276,506

Road & Rail 3.4%
Genesee & Wyoming, Inc., Class A*	29,627	2,954,701
Marten Transport Ltd.	88,051	1,782,152

		4,736,853

Software 11.6%
Bottomline Technologies de, Inc.*	76,993	2,179,672
Concur Technologies, Inc.*	33,967	3,157,572
FactSet Research Systems, Inc.	10,605	1,273,979
Interactive Intelligence Group, Inc.*	42,723	1,938,342
Tyler Technologies, Inc.*	47,290	4,290,622
Ultimate Software Group, Inc. (The)*	26,457	3,569,314

		16,409,501

Statement of Investments (Continued)

July 31, 2014

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 5.4%
Hibbett Sports, Inc.*	57,631	$2,876,363
Monro Muffler Brake, Inc.	59,103	3,001,841
Vitamin Shoppe, Inc.*	40,232	1,715,895

		7,594,099

Thrifts & Mortgage Finance 1.2%
BofI Holding, Inc.*	22,494	1,677,827

Trading Companies & Distributors 1.0%
Beacon Roofing Supply, Inc.*	50,385	1,392,641

Total Investments (cost $122,074,953) (a) — 97.4%		137,586,792

Other assets in excess of liabilities — 2.6%		3,627,761

NET ASSETS — 100.0%		$141,214,553

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Geneva Small Cap Growth Fund
Assets:
Investments, at value (cost $122,074,953)	$137,586,792
Cash	1,047,031
Dividends receivable	3,926
Receivable for investments sold	2,262,968
Receivable for capital shares issued	1,371,711
Prepaid expenses	19,177

Total Assets	142,291,605

Liabilities:
Payable for investments purchased	361,576
Payable for capital shares redeemed	497,939
Accrued expenses and other payables:
Investment advisory fees	124,077
Fund administration fees	10,613
Distribution fees	20,477
Administrative servicing fees	21,225
Accounting and transfer agent fees	3,014
Trustee fees	358
Custodian fees	590
Compliance program costs (Note 3)	179
Professional fees	22,231
Printing fees	11,129
Other	3,644

Total Liabilities	1,077,052

Net Assets	$141,214,553

Represented by:
Capital	$119,931,050
Accumulated distributions in excess of net investment loss	(911,073)
Accumulated net realized gains from investments	6,682,737
Net unrealized appreciation/(depreciation) from investments	15,511,839

Net Assets	$141,214,553

Net Assets:
Class A Shares	$27,931,521
Class C Shares	15,458,648
Institutional Service Class Shares	97,340,606
Institutional Class Shares	483,778

Total	$141,214,553

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	699,752
Class C Shares	400,247
Institutional Service Class Shares	2,403,215
Institutional Class Shares	11,933

Total	3,515,147

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$39.92
Class C Shares (b)	$38.62
Institutional Service Class Shares	$40.50
Institutional Class Shares	$40.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$42.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$612,173

Total Income	612,173

EXPENSES:
Investment advisory fees	1,398,445
Fund administration fees	144,648
Distribution fees Class A	83,429
Distribution fees Class C	156,341
Administrative servicing fees Class A	44,984
Administrative servicing fees Class C	4,419
Administrative servicing fees Institutional Service Class (a)	88,730
Registration and filing fees	57,450
Professional fees	36,187
Printing fees	34,216
Trustee fees	4,076
Custodian fees	5,236
Accounting and transfer agent fees	22,507
Compliance program costs (Note 3)	1,768
Other	12,843

Total expenses before earnings credit, fees waived, and expenses reimbursed	2,095,279

Earnings credit (Note 5)	(66)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(3,108)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(9,476)
Expenses reimbursed by adviser (Note 3)	(23,530)

Net Expenses	2,059,099

NET INVESTMENT LOSS	(1,446,926)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,299,863
Net change in unrealized appreciation/(depreciation) from investments	(6,908,932)

Net realized/unrealized gains from investments	1,390,931

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,995)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment loss	$(1,446,926)		$(764,763)
Net realized gains from investments	8,299,863		4,210,112
Net change in unrealized appreciation/(depreciation) from investments	(6,908,932)		18,438,559

Change in net assets resulting from operations	(55,995)		21,883,908

Distributions to Shareholders From:
Net realized gains:
Class A	(1,065,380)		(583,961)
Class C	(502,214)		(285,618)
Institutional Service Class (a)	(2,586,446)		(1,574,763)
Institutional Class	(325	)(b)	–

Change in net assets from shareholder distributions	(4,154,365)		(2,444,342)

Change in net assets from capital transactions	35,748,830		51,141,945

Change in net assets	31,538,470		70,581,511

Net Assets:
Beginning of year	109,676,083		39,094,572

End of year	$141,214,553		$109,676,083

Accumulated distributions in excess of net investment income at end of year	$(911,073)		$(764,763)

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$25,755,368		$15,711,087 (c)
Dividends reinvested	1,038,753		552,963
Cost of shares redeemed	(22,224,052)		(6,057,104)

Total Class A Shares	4,570,069		10,206,946

Class C Shares (Note 12)
Proceeds from shares issued	6,693,233		6,971,615 (c)
Dividends reinvested	493,337		281,159
Cost of shares redeemed	(3,128,668)		(1,075,169)

Total Class C Shares	4,057,902		6,177,605

Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	68,410,493		47,263,193 (c)
Dividends reinvested	2,109,678		1,100,299
Cost of shares redeemed	(43,907,701)		(13,606,098)

Total Institutional Service Class Shares	26,612,470		34,757,394

Institutional Class Shares
Proceeds from shares issued	517,828	(b)	–
Dividends reinvested	325	(b)	–
Cost of shares redeemed	(9,764	)(b)	–

Total Institutional Class Shares	508,389	(b)	–

Change in net assets from capital transactions	$35,748,830		$51,141,945

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	595,988		457,436
Reinvested	24,367		17,383
Redeemed	(535,546)		(176,348)

Total Class A Shares	84,809		298,471

Class C Shares (Note 12)
Issued	159,154		205,357
Reinvested	11,911		9,035
Redeemed	(77,239)		(31,379)

Total Class C Shares	93,826		183,013

Institutional Service Class Shares (Note 12)(a)
Issued	1,592,850		1,350,672
Reinvested	48,858		34,256
Redeemed	(1,042,590)		(383,045)

Total Institutional Service Class Shares	599,118		1,001,883

Institutional Class Shares
Issued	12,169	(b)	–
Reinvested	7	(b)	–
Redeemed	(243	)(b)	–

Total Institutional Class Shares	11,933	(b)	–

Total change in shares	789,686		1,483,367

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	–	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%
Year Ended July 31, 2013 (g)	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	–	$40.05	33.86%		$24,629,215	1.62%	(1.21%	)	1.88%	30.00%
Year Ended July 31, 2012 (g)	$30.87	(0.38)	1.80	1.42	(0.93)	(0.93)	–	$31.36	4.69%		$9,925,067	1.62%	(1.26%	)	2.07%	45.00%
Year Ended July 31, 2011 (g)	$24.39	(0.39)	7.90	7.51	(1.03)	(1.03)	–	$30.87	30.90%		$9,000,251	1.62%	(1.30%	)	2.25%	45.00%
Year Ended July 31, 2010 (g)	$20.70	(0.26)	3.95	3.69	–	–	–	$24.39	17.83%		$3,220,168	1.62%	(1.15%	)	2.73%	62.00%

Class C Shares
Year Ended July 31, 2014 (g)	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	–	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%
Year Ended July 31, 2013 (g)	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	–	$39.04	33.08%		$11,961,250	2.22%	(1.81%	)	2.38%	30.00%
Year Ended July 31, 2012 (g)	$30.49	(0.56)	1.78	1.22	(0.93)	(0.93)	–	$30.78	4.09%		$3,798,576	2.22%	(1.86%	)	2.57%	45.00%
Year Ended July 31, 2011 (g)	$24.23	(0.58)	7.87	7.29	(1.03)	(1.03)	–	$30.49	30.18%		$2,133,507	2.22%	(1.90%	)	2.75%	45.00%
Year Ended July 31, 2010 (g)	$20.69	(0.40)	3.94	3.54	–	–	–	$24.23	17.11%		$259,851	2.22%	(1.75%	)	3.23%	62.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	–	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%
Year Ended July 31, 2013 (g)	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	–	$40.51	34.18%		$73,085,618	1.36%	(0.95%	)	1.63%	30.00%
Year Ended July 31, 2012 (g)	$31.04	(0.30)	1.82	1.52	(0.93)	(0.93)	–	$31.63	4.99%		$25,370,929	1.35%	(0.99%	)	1.82%	45.00%
Year Ended July 31, 2011 (g)	$24.45	(0.31)	7.93	7.62	(1.03)	(1.03)	–	$31.04	31.28%		$12,477,289	1.35%	(1.03%	)	2.00%	45.00%
Year Ended July 31, 2010 (g)	$20.70	(0.20)	3.95	3.75	–	–	–	$24.45	18.12%		$6,252,291	1.37%	(0.89%	)	2.48%	62.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	–	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Balanced Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Balanced Fund (Institutional Service Class) returned 8.59%* versus 11.69% for its composite benchmark, 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 360 funds as of July 31, 2014) was 7.32% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The equity market environment during the year ended July 31, 2014, presented considerable headwinds to the performance of high-quality, large-capitalization core equity investment strategies such as those implemented for the equity portion of the Nationwide HighMark Balanced Fund. As U.S. economic conditions continued to improve, particularly after the harsh 2013-2014 winter, equity markets were driven by a “risk on” investment climate favoring lower-quality, more speculative or distressed companies. In this environment, firms with stronger fundamentals underperformed.

The fixed-income environment during the year ended July 31, 2014, was marked, as has been the case for several years, by the Federal Reserve’s attempts to engineer a U.S. economic recovery. Throughout the period the Fed emphasized that policy will remain accommodative well beyond the termination of its bond purchasing program in the fall of 2014 due to continued concern about the pace of economic growth which, although much improved during the reporting period, is still below the Fed’s comfort level. As a result, bond investors followed the approach of their equity colleagues and continued to add incremental risk to maintain a desired portfolio yield. The result was that valuations, particularly in the case of high-yield bonds, were increasingly driven to less-attractive levels.

Portfolio Performance

Throughout the reporting period, the sector allocation strategy of the equity portion of the Fund contributed slightly to Fund performance, as did stock selection in the financials, energy and health-care sectors. Stocks that contributed to Fund performance included the Fund’s overweighting of strong performers such as Wells Fargo & Co. in financials, Halliburton Co. in energy and Allergan, Inc. in health care.

Poor stock selection during the reporting period in the information technology and consumer discretionary sectors more than offset these positive contributions, however, as the Fund’s underweighting in Apple Inc., along with not holding Facebook, Inc. and Intel Corp., detracted from Fund performance in the information technology sector. In the consumer discretionary sector, Fund holdings Dick’s Sporting Goods, Inc. and Target Corp. failed to meet our expectations.

The bond portion of the Fund benefited during the reporting period as, despite negative returns during the last few weeks of July 2014, fixed-income risk assets and sectors responded to improving economic data and the Fed’s bond-buying program by handily outperforming U.S. Treasurys. Corporate bonds outperformed equivalent-duration Treasurys by nearly 4% during the reporting period, and the Fund’s overweight to this sector contributed to Fund performance in relation to the Barclays U.S. Aggregate Bond Index. Individual bond issues that contributed positively to Fund performance during the reporting period included Time Warner Entertainment, Los Angeles Department of Water and Power, and US Airways Group, Inc.; issues that detracted from Fund performance during the reporting period included bonds from CVS/Caremark Corp., Walgreen Co. and American International Group, Inc (AIG).

Derivatives were not used in the Nationwide HighMark Balanced Fund during the annual period ended July 31, 2014.

Outlook and Positioning

The philosophy and process driving the equity portion of the Fund involve building a portfolio of

Fund Commentary (con’t.)	Nationwide HighMark Balanced Fund

holdings from companies that we have identified as having compelling business models, sustainable competitive advantages and strong management teams. Stocks with these characteristics anchor the Fund’s equity component and, we believe, are positioned to outperform in a future stock market that we expect will reward companies with earnings and cash flow growth — with an emphasis on sustainable growth — and have the potential to outperform the lower-quality companies that have rallied in the “risk on” market environment of the period. As the Fed reduces its bond-buying program and rates rise, low-quality companies may no longer enjoy the low-cost financing boon of the past few years, and we expect this will benefit the higher-quality companies we prefer for the Fund’s portfolio.

In the fixed-income portion of the Fund, we plan to maintain the Fund’s significant underweight in U.S. Treasury and government-related securities. While these securities represent minimal credit risk, their low yield provides a limited degree of protection to offset the risk of declining prices in a rising rate environment. We believe that other sectors of the market — particularly corporate bonds — provide significantly greater yield, enhanced return potential and an opportunity to offset possible price declines as rates rise. We have seen significant spread compression during the period, but we continue to believe that the yield advantage provided by corporate bonds remains attractive on a risk-adjusted basis. We also anticipate that corporate bonds will outperform other fixed-income sectors in a rising interest rate environment as the additional income should help offset some of the price declines.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, E. Jack Montgomery, Kenneth Wemer and David Wines

The Fund is subject to the risks of investing in equity securities and fixed-income securities. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Balanced Fund

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Balanced Fund (Institutional Service Class) returned 8.59%, underperforming the composite benchmark by 3.10% and outperforming the Lipper peer category median by 1.27%.

•

Throughout the reporting period, the sector allocation strategy of the equity portion of the Fund contributed slightly to Fund performance, as did stock selection in the financials, energy and health-care sectors. The bond portion of the Fund benefited during the reporting period as, despite negative returns during the last few weeks of July 2014, fixed-income risk assets and sectors responded to improving economic data and the Fed’s bond-buying program.

•	Poor stock selection in the information technology and consumer discretionary sectors detracted from Fund performance during the reporting period.

Asset Allocation†

Common Stocks	59.8%
Corporate Bonds	21.1%
U.S. Treasury Notes	5.6%
U.S. Government Mortgage Backed Agencies	5.4%
Commercial Mortgage Backed Securities	3.3%
Asset-Backed Securities	2.0%
Municipal Bonds	1.2%
Collateralized Mortgage Obligations	0.3%
Bank Loan	0.1%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Banks	10.3%
Oil, Gas & Consumable Fuels	6.0%
Pharmaceuticals	5.4%
Chemicals	4.2%
Food & Staples Retailing	3.4%
Software	2.9%
Media	2.7%
Hotels, Restaurants & Leisure	2.7%
Internet Software & Services	2.6%
Industrial Conglomerates	2.5%
Other Industries	57.3%
100.0%

Top Holdings††

Wells Fargo & Co.	3.1%
Danaher Corp.	2.5%
Ecolab, Inc.	2.2%
U.S. Bancorp	2.1%
Praxair, Inc.	1.8%
American Tower Corp.	1.7%
Microsoft Corp.	1.5%
Halliburton Co.	1.4%
Linear Technology Corp.	1.4%
Walgreen Co.	1.4%
Other Holdings	80.9%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide HighMark Balanced Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	8.34%	10.31%	5.76%	–
	w/ SC3	2.36%	9.06%	5.16%	–
Class C1	w/o SC2	7.69%	9.67%	5.11%	–
	w/ SC4	6.69%	9.67%	5.11%	–
Institutional Service Class[1,5,6]		8.59%	10.59%	6.02%	–
Institutional Class[5]		–	–	–	7.18%	[7]*
Composite Index		11.69%	11.55%	6.59%	–
S&P 500® Index		16.94%	16.79%	8.00%	–
Barclays U.S. Aggregate Bond Index		3.97%	4.47%	4.80%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.96%	1.24%
Class C	2.46%	1.84%
Institutional Service Class	1.71%	0.99%
Institutional Class	1.46%	0.84%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide HighMark Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Balanced Fund versus the Composite Index*, the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The Fund’s Composite Index comprises 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

Shareholder Expense Example	Nationwide HighMark Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Balanced Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,052.10	6.31	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.21	1.24
Class C Shares	Actual	(a)	1,000.00	1,049.60	9.35	1.84
	Hypothetical	(a)(b)	1,000.00	1,015.67	9.20	1.84
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,053.90	5.04	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Institutional Class Shares	Actual	(a)	1,000.00	1,054.20	4.28	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.63	4.21	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide HighMark Balanced Fund

Common Stocks 59.8%

	Shares	Market Value

Aerospace & Defense 0.9%
Honeywell International, Inc.	3,036	$278,796

Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	1,372	133,207

Banks 6.0%
Citigroup, Inc.	5,601	273,945
U.S. Bancorp	15,761	662,435
Wells Fargo & Co.	18,892	961,603

		1,897,983

Beverages 0.6%
Anheuser-Busch InBev NV ADR-BE	1,717	185,402

Biotechnology 2.0%
Amgen, Inc.	1,741	221,786
Gilead Sciences, Inc.*	4,335	396,869

		618,655

Capital Markets 0.9%
Charles Schwab Corp. (The)	10,203	283,133

Chemicals 3.9%
Ecolab, Inc.	6,183	671,041
Praxair, Inc.	4,253	544,979

		1,216,020

Commercial Services & Supplies 0.8%
Stericycle, Inc.*	2,027	238,477

Communications Equipment 0.7%
QUALCOMM, Inc.	3,080	226,996

Electric Utilities 0.6%
ITC Holdings Corp.	5,524	199,416

Electronic Equipment, Instruments & Components 0.6%
FEI Co.	2,301	176,257

Energy Equipment & Services 2.1%
Halliburton Co.	6,290	433,947
Schlumberger Ltd.	1,995	216,238

		650,185

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	2,191	257,530
Walgreen Co.	6,095	419,153

		676,683

Food Products 0.5%
Mondelez International, Inc., Class A	4,412	158,832

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 1.1%
Covidien PLC	4,047	$350,106

Hotels, Restaurants & Leisure 2.7%
Cheesecake Factory, Inc. (The)	4,153	178,080
Marriott International, Inc., Class A	3,593	232,503
Starbucks Corp.	3,207	249,120
Yum! Brands, Inc.	2,582	179,191

		838,894

Household Products 0.6%
Procter & Gamble Co. (The)	2,266	175,207

Industrial Conglomerates 2.5%
Danaher Corp.	10,492	775,149

Information Technology Services 0.3%
Teradata Corp.*	2,416	101,859

Insurance 0.8%
Arch Capital Group Ltd.*	4,973	265,807

Internet & Catalog Retail 0.7%
Priceline Group, Inc. (The) *	169	209,974

Internet Software & Services 2.6%
Akamai Technologies, Inc.*	2,859	168,738
Equinix, Inc.*	1,415	303,546
Google, Inc., Class A*	598	344,194

		816,478

Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	3,928	220,321
Bruker Corp. *	5,194	118,060

		338,381

Machinery 0.7%
Pall Corp.	2,730	211,493

Media 1.7%
Discovery Communications, Inc., Class A*	3,375	287,584
Twenty-First Century Fox, Inc., Class A	8,016	253,947

		541,531

Multiline Retail 0.6%
Dollar Tree, Inc.*	3,428	186,723

Oil, Gas & Consumable Fuels 4.3%
Anadarko Petroleum Corp.	2,070	221,180
Chevron Corp.	1,002	129,499
EOG Resources, Inc.	2,905	317,923
Exxon Mobil Corp.	2,597	256,947
Imperial Oil Ltd.	8,086	415,135

		1,340,684

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 4.4%
Allergan, Inc.	2,283	$378,658
Johnson & Johnson	3,820	382,344
Merck & Co., Inc.	5,577	316,439
Pfizer, Inc.	10,891	312,572

		1,390,013

Professional Services 1.1%
Equifax, Inc.	4,583	348,720

Real Estate Investment Trusts (REITs) 1.6%
American Tower Corp.	5,496	518,767

Road & Rail 1.2%
J.B. Hunt Transport Services, Inc.	5,057	390,704

Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	1,065	52,856
Linear Technology Corp.	9,523	420,298

		473,154

Software 2.9%
Adobe Systems, Inc.*	3,773	260,752
ANSYS, Inc.*	2,216	170,499
Microsoft Corp.	10,976	473,724

		904,975

Specialty Retail 2.0%
Home Depot, Inc. (The)	3,895	314,911
Ross Stores, Inc.	1,778	114,503
TJX Cos., Inc. (The)	3,988	212,520

		641,934

Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	2,612	249,629
EMC Corp.	7,980	233,814

		483,443

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	3,135	241,803

Trading Companies & Distributors 1.0%
W.W. Grainger, Inc.	1,342	315,571

Total Common Stocks (cost $14,476,714)		18,801,412

Asset-Backed Securities 2.0%

	Principal Amount	Market Value

Automobiles 1.1%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	$37,916	$37,894
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	125,000	128,863
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	50,534	50,538
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	100,000	100,620
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	38,671	38,828

		356,743

Credit Card 0.3%
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.39%, 05/15/20 (a)	75,000	74,976

Other 0.6%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	106,829	106,593
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	45,375	45,564
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.15%, 10/15/24 (a)(b)	41,644	41,895

		194,052

Total Asset-Backed Securities (cost $625,460)		625,771

Bank Loan 0.1%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	29,700	29,582

Total Bank Loan (cost $29,577)		29,582

Collateralized Mortgage Obligations 0.3%
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	23,902	23,951
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	24,843	25,153

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Sequoia Mortgage Trust (continued)
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	$42,340	$40,331
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	8,780	8,989

Total Collateralized Mortgage Obligations (cost $100,202)		98,424

Commercial Mortgage Backed Securities 3.3%
COMM 2013-CCRE8 Mortgage Trust, Series 2013-CR8, Class A1 1.02%, 06/10/46	147,331	146,924
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4 5.01%, 02/15/38 (a)	122,481	123,709
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.74%, 11/10/46 (b)	185,350	192,446
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A1, 1.23%, 11/15/45	88,454	88,405
Series 2014-C19, Class A1, 1.27%, 04/15/47	117,271	116,885
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1 1.31%, 08/15/46	198,767	199,127
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A1 1.28%, 05/15/47	170,179	169,774

Total Commercial Mortgage Backed Securities (cost $1,033,639)		1,037,270

Corporate Bonds 21.1%
Aerospace & Defense 0.4%
United Technologies Corp., 3.10%, 06/01/22	125,000	125,968

Airlines 0.9%
Continental Airlines Pass Through Trust, Series 2010-A, 4.75%, 01/12/21	82,978	89,720
Delta Air Lines Pass Through Trust, Series 2011-1, 5.30%, 04/15/19	108,266	119,093

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	$70,000	$73,241

		282,054

Automobiles 0.4%
General Motors Co., 3.50%, 10/02/18	125,000	126,562

Banks 4.1%
Bank of Montreal, 2.38%, 01/25/19	150,000	151,477
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	75,000	74,209
BB&T Corp., 2.15%, 03/22/17	100,000	102,258
Capital One Financial Corp.
1.00%, 11/06/15	25,000	25,072
4.75%, 07/15/21	125,000	137,403
Citigroup, Inc.
3.88%, 10/25/23	125,000	127,005
3.75%, 06/16/24	95,000	94,471
Fifth Third Bank, 1.45%, 02/28/18	105,000	103,931
First Republic Bank/CA, 2.38%, 06/17/19	100,000	100,167
PNC Bank NA, 2.25%, 07/02/19	50,000	49,980
Royal Bank of Canada, 2.15%, 03/15/19	145,000	145,425
Wells Fargo & Co.
5.63%, 12/11/17	50,000	56,531
4.60%, 04/01/21	120,000	132,585

		1,300,514

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22	100,000	96,365

Capital Markets 0.1%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13*	125,000	25,156

Chemicals 0.3%
Dow Chemical Co. (The), 4.25%, 11/15/20	75,000	80,912

Consumer Finance 0.5%
Ford Motor Credit Co. LLC, 5.75%, 02/01/21	125,000	144,273

Containers & Packaging 0.4%
Ball Corp., 6.75%, 09/15/20	125,000	131,562

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 2.0%
Bank of America Corp.
5.65%, 05/01/18	$50,000	$56,160
4.00%, 04/01/24	125,000	126,618
General Electric Capital Corp., 2.30%, 04/27/17	125,000	128,489
JPMorgan Chase & Co., 3.20%, 01/25/23	150,000	147,180
KE Export Leasing LLC, Series 2011-II, 0.49%, 05/19/24 (a)	91,789	91,700
MSN 41079 and 41084 Ltd., 1.63%, 12/14/24	88,460	84,715

		634,862

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc., 5.15%, 09/15/23	50,000	55,408
Verizon Maryland LLC, 8.00%, 10/15/29	35,000	45,824
Verizon New England, Inc., 7.88%, 11/15/29	50,000	63,926

		165,158

Electric Utilities 0.3%
Berkshire Hathaway Energy Co., Series WI, 3.75%, 11/15/23	80,000	81,902

Food & Staples Retailing 1.2%
CVS Caremark Corp., 2.75%, 12/01/22	125,000	120,579
Kroger Co. (The), 3.40%, 04/15/22	125,000	126,452
Walgreen Co., 3.10%, 09/15/22	125,000	122,290

		369,321

Food Products 0.4%
Unilever Capital Corp., 2.20%, 03/06/19	75,000	76,172
WM Wrigley Jr Co., 2.40%, 10/21/18 (b)	60,000	60,798

		136,970

Gas Utilities 1.0%
Enterprise Products Operating LLC, 3.90%, 02/15/24	60,000	61,597
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	125,000	125,617
Magellan Midstream Partners LP, 6.55%, 07/15/19	100,000	118,326

		305,540

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 0.5%
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	$50,000	$53,702
McKesson Corp., 2.28%, 03/15/19	100,000	99,633

		153,335

Household Products 0.4%
Clorox Co. (The), 3.05%, 09/15/22	125,000	122,983

Information Technology Services 0.2%
International Business Machines Corp., 6.50%, 01/15/28	50,000	64,428

Insurance 1.0%
American International Group, Inc., 4.13%, 02/15/24	120,000	125,063
Berkshire Hathaway Finance Corp., 5.40%, 05/15/18	50,000	56,587
Berkshire Hathaway, Inc., 3.00%, 02/11/23	125,000	124,183

		305,833

Media 1.0%
Comcast Corp., 5.70%, 07/01/19	50,000	58,200
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 04/01/24	55,000	57,602
TCI Communications, Inc., 7.13%, 02/15/28	100,000	131,688
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	50,000	66,934

		314,424

Metals & Mining 0.1%
Rio Tinto Finance USA Ltd., 6.50%, 07/15/18	25,000	29,337

Multiline Retail 0.4%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/23	125,000	132,360

Office Electronics 0.2%
Xerox Corp., 2.95%, 03/15/17	50,000	52,001

Oil, Gas & Consumable Fuels 1.6%
BP Capital Markets PLC
1.38%, 11/06/17	75,000	74,784
2.24%, 09/26/18	50,000	50,690
Cimarex Energy Co.
5.88%, 05/01/22	75,000	82,125
4.38%, 06/01/24	75,000	76,688

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV, 3.25%, 03/17/17	$125,000	$127,218
Petrohawk Energy Corp., 7.25%, 08/15/18	100,000	103,640

		515,145

Paper & Forest Products 0.6%
Georgia-Pacific LLC, 8.00%, 01/15/24	150,000	201,757

Pharmaceuticals 0.9%
Actavis Funding SCS, 2.45%, 06/15/19 (b)	110,000	109,290
Mylan, Inc., 7.88%, 07/15/20 (b)	160,000	176,000

		285,290

Real Estate Investment Trusts (REITs) 0.7%
Boston Properties LP, 4.13%, 05/15/21	125,000	132,555
ERP Operating LP
2.38%, 07/01/19	60,000	60,018
4.63%, 12/15/21	25,000	27,443

		220,016

Road & Rail 0.4%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125,000	129,323

Technology Hardware, Storage & Peripherals 0.3%
Hewlett-Packard Co., 4.38%, 09/15/21	90,000	96,098

Total Corporate Bonds (cost $6,543,261)		6,629,449

Municipal Bonds 1.2%
California 1.2%
California State, GO, 6.20%, 10/01/19	100,000	119,619
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	50,000	69,999
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	150,000	177,638

Total Municipal Bonds (cost $324,706)		367,256

U.S. Government Mortgage Backed Agencies 5.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11401 6.00%, 09/01/17	$11,493	$12,113
Pool# B14038 4.50%, 05/01/19	7,175	7,581
Pool# G11769 5.00%, 10/01/20	5,764	6,169
Pool# G13201 4.50%, 07/01/23	10,861	11,641
Pool# C90698 4.50%, 08/01/23	163,869	177,561
Pool# G13868 4.50%, 07/01/25	90,220	96,638
Pool# V60563 3.00%, 06/01/29	217,107	223,944
Federal National Mortgage Association Pool
Pool# 254196 6.00%, 02/01/17	12,728	13,358
Pool# 254546 5.50%, 12/01/17	13,970	14,725
Pool# 254919 4.00%, 09/01/18	4,454	4,708
Pool# 555872 5.00%, 11/01/18	2,298	2,434
Pool# 725168 4.50%, 02/01/19	18,885	19,963
Pool# 725414 4.50%, 05/01/19	48,224	50,976
Pool# 254800 5.50%, 07/01/23	84,565	93,663
Pool# 311811 8.00%, 05/01/25	8,990	10,603
Pool# AE3066 3.50%, 09/01/25	49,491	52,209
Pool# AE0552 5.00%, 09/01/25	27,363	29,629
Pool# AL0243 4.00%, 01/01/26	31,736	33,766
Pool# 364588 7.00%, 07/01/26	8,822	9,828
Pool# AJ4093 3.50%, 10/01/26	61,376	64,766
Pool# AB5710 2.50%, 07/01/27	194,112	195,537
Pool# 251335 7.00%, 12/01/27	6,417	7,422
Pool# 251477 6.50%, 01/01/28	5,269	6,012
Pool# 412654 6.00%, 03/01/28	2,219	2,493
Pool# AB8993 2.50%, 04/01/28	244,716	246,551
Pool# MA0428 4.50%, 06/01/30	181,727	197,195

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 725205 5.00%, 03/01/34	$40,249	$44,611
Government National Mortgage Association I Pool
Pool# 421686 7.00%, 02/15/26	6,208	7,186
Pool# 412334 7.00%, 10/15/27	8,607	9,989
Pool# 403847 6.50%, 05/15/28	8,826	9,910
Pool# 497505 6.50%, 01/15/29	3,692	4,259
Pool# 462109 7.00%, 03/15/29	13,063	15,305
Pool# 506487 6.00%, 04/15/29	26,661	30,022

Total U.S. Government Mortgage Backed Agencies (cost $1,676,099)		1,712,767

U.S. Treasury Notes 5.6%
U.S. Treasury Notes
1.00%, 05/31/18	250,000	245,859
1.13%, 04/30/20	250,000	238,399
1.38%, 05/31/20	400,000	386,375
1.50%, 01/31/19	100,000	99,281
1.50%, 02/28/19	150,000	148,781
2.00%, 02/15/23	400,000	386,500
2.75%, 11/15/23	75,000	76,559
2.75%, 02/15/24	185,000	188,469

Total U.S. Treasury Notes (cost $1,766,933)		1,770,223

Total Investments (cost $26,576,591) (c) — 98.8%		31,072,154

Other assets in excess of liabilities — 1.2%		362,392

NET ASSETS — 100.0%		$31,434,546

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on July 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at July 31, 2014 was $943,908 which represents 3.00% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

BE	Belgium

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Balanced Fund
Assets:
Investments, at value (cost $26,576,591)	$31,072,154
Cash	398,664
Interest and dividends receivable	93,787
Receivable for capital shares issued	25,878
Prepaid expenses	6,301

Total Assets	31,596,784

Liabilities:
Payable for capital shares redeemed	82,898
Accrued expenses and other payables:
Investment advisory fees	15,021
Fund administration fees	8,245
Distribution fees	7,131
Administrative servicing fees	7,165
Accounting and transfer agent fees	2,138
Trustee fees	69
Custodian fees	120
Compliance program costs (Note 3)	889
Professional fees	32,093
Printing fees	3,030
Other	3,439

Total Liabilities	162,238

Net Assets	$31,434,546

Represented by:
Capital	$25,602,655
Accumulated undistributed net investment income	24,537
Accumulated net realized gains from investments	1,311,791
Net unrealized appreciation/(depreciation) from investments	4,495,563

Net Assets	$31,434,546

Net Assets:
Class A Shares	$10,968,069
Class C Shares	5,544,829
Institutional Service Class Shares	14,859,466
Institutional Class Shares	62,182

Total	$31,434,546

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	707,887
Class C Shares	360,510
Institutional Service Class Shares	956,540
Institutional Class Shares	3,995

Total	2,028,932

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Balanced Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.49
Class C Shares (b)	$15.38
Institutional Service Class Shares	$15.53
Institutional Class Shares	$15.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Balanced Fund
INVESTMENT INCOME:
Interest income	$346,282
Dividend income	284,427
Foreign tax withholding	(589)

Total Income	630,120

EXPENSES:
Investment advisory fees	185,521
Fund administration fees	103,192
Distribution fees Class A	27,795
Distribution fees Class B (a)	15
Distribution fees Class C	52,093
Administrative servicing fees Class A	11,385
Administrative servicing fees Class B (a)	5
Administrative servicing fees Class C	939
Administrative servicing fees Institutional Service Class (b)	26,484
Registration and filing fees	53,250
Professional fees	42,447
Printing fees	11,239
Trustee fees	793
Custodian fees	1,216
Accounting and transfer agent fees	7,755
Compliance program costs (Note 3)	1,694
Other	14,304

Total expenses before earnings credit, fees waived, and expenses reimbursed	540,127

Earnings credit (Note 5)	(56)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,431)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(2,157)
Expenses reimbursed by adviser (Note 3)	(158,357)

Net Expenses	378,126

NET INVESTMENT INCOME	251,994

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,268,257
Net change in unrealized appreciation/(depreciation) from investments	(62,445)

Net realized/unrealized gains from investments	2,205,812

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,457,806

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Balanced Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$251,994		$263,858
Net realized gains from investments	2,268,257		2,056,942
Net change in unrealized appreciation/(depreciation) from investments	(62,445)		(60,153)

Change in net assets resulting from operations	2,457,806		2,260,647

Distributions to Shareholders From:
Net investment income:
Class A	(89,216)		(80,133)
Class B (a)	–		(164)
Class C	(11,731)		(8,365)
Institutional Service Class (b)	(143,211)		(216,399)
Institutional Class	(234	)(c)	–
Net realized gains:
Class A	(941,399)		(219,482)
Class B (a)	–		(1,094)
Class C	(415,313)		(49,397)
Institutional Service Class (b)	(1,100,257)		(489,144)
Institutional Class	(857	)(c)	–

Change in net assets from shareholder distributions	(2,702,218)		(1,064,178)

Change in net assets from capital transactions	(2,067,547)		8,072,990

Change in net assets	(2,311,959)		9,269,459

Net Assets:
Beginning of year	33,746,505		24,477,046

End of year	$31,434,546		$33,746,505

Accumulated undistributed net investment income at end of year	$24,537		$3,250

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$1,773,791		$6,943,883
Proceeds from shares issued from class conversion	15,114		–
Dividends reinvested	1,013,667		280,741
Cost of shares redeemed	(3,197,282)		(2,700,169)

Total Class A Shares	(394,710)		4,524,455

Class B Shares (Note 12)(a)
Proceeds from shares issued	–		–
Dividends reinvested	–		1,258
Cost of shares redeemed in class conversion	(15,114)		–
Cost of shares redeemed	(1,289)		(24,355)

Total Class B Shares	(16,403)		(23,097)

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Balanced Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013

CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 12)
Proceeds from shares issued	$1,204,118	$3,974,799
Dividends reinvested	414,088	55,438
Cost of shares redeemed	(934,001)	(571,877)

Total Class C Shares	684,205	3,458,360

Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	3,598,818	3,637,134
Dividends reinvested	1,243,451	705,479
Cost of shares redeemed	(7,244,056)	(4,229,341)

Total Institutional Service Class Shares	(2,401,787)	113,272

Institutional Class Shares
Proceeds from shares issued	60,057 (c)	–
Dividends reinvested	1,091 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	61,148 (c)	–

Change in net assets from capital transactions	$(2,067,547)	$8,072,990

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	115,129	451,648
Issued in class conversion	960	–
Reinvested	68,764	18,899
Redeemed	(206,458)	(177,068)

Total Class A Shares	(21,605)	293,479

Class B Shares (Note 12)(a)
Issued	–	–
Reinvested	–	85
Redeemed in class conversion	(964)	–
Redeemed	(82)	(1,644)

Total Class B Shares	(1,046)	(1,559)

Class C Shares (Note 12)
Issued	79,278	258,222
Reinvested	28,295	3,774
Redeemed	(60,251)	(37,355)

Total Class C Shares	47,322	224,641

Institutional Service Class Shares (Note 12)(b)
Issued	233,244	235,903
Reinvested	84,116	47,314
Redeemed	(457,882)	(276,326)

Total Institutional Service Class Shares	(140,522)	6,891

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Balanced Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	3,922	(c)	–
Reinvested	73	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	3,995	(c)	–

Total change in shares	(111,856)		523,452

Amounts designated as “–” are zero or have been rounded to zero.

(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Balanced Fund

		Operations				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$15.76	0.12	1.11	1.23	(0.13)	(1.37)	(1.50)	$15.49	8.34%	$10,968,069	1.24%	0.80%	1.72%	51.49%
Year Ended July 31, 2013 (g)	$15.12	0.14	1.12	1.26	(0.16)	(0.46)	(0.62)	$15.76	8.60%	$11,496,106	1.24%	0.87%	1.81%	44.00%
Year Ended July 31, 2012 (g)	$13.90	0.16	1.21	1.37	(0.15)	–	(0.15)	$15.12	9.94%	$6,590,640	1.24%	1.10%	1.88%	46.00%
Year Ended July 31, 2011 (g)	$12.53	0.13	1.43	1.56	(0.19)	–	(0.19)	$13.90	12.50%	$6,341,488	1.24%	0.96%	1.79%	50.00%
Year Ended July 31, 2010 (g)	$11.29	0.19	1.19	1.38	(0.14)	–	(0.14)	$12.53	12.24%	$5,656,999	1.23%	1.56%	1.85%	31.00%

Class C Shares
Year Ended July 31, 2014 (g)	$15.66	0.03	1.10	1.13	(0.04)	(1.37)	(1.41)	$15.38	7.69%	$5,544,829	1.84%	0.20%	2.38%	51.49%
Year Ended July 31, 2013 (g)	$15.02	0.04	1.13	1.17	(0.07)	(0.46)	(0.53)	$15.66	8.03%	$4,903,200	1.84%	0.27%	2.31%	44.00%
Year Ended July 31, 2012 (g)	$13.81	0.07	1.21	1.28	(0.07)	–	(0.07)	$15.02	9.27%	$1,330,078	1.84%	0.50%	2.38%	46.00%
Year Ended July 31, 2011 (g)	$12.46	0.05	1.42	1.47	(0.12)	–	(0.12)	$13.81	11.80%	$853,968	1.84%	0.36%	2.29%	50.00%
Year Ended July 31, 2010 (g)	$11.22	0.12	1.18	1.30	(0.06)	–	(0.06)	$12.46	11.61%	$510,316	1.83%	0.96%	2.35%	31.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$15.80	0.16	1.11	1.27	(0.17)	(1.37)	(1.54)	$15.53	8.59%	$14,859,466	0.99%	1.05%	1.54%	51.49%
Year Ended July 31, 2013 (g)	$15.15	0.17	1.13	1.30	(0.20)	(0.45)	(0.65)	$15.80	8.91%	$17,330,766	0.99%	1.12%	1.56%	44.00%
Year Ended July 31, 2012 (g)	$13.93	0.19	1.21	1.40	(0.18)	–	(0.18)	$15.15	10.19%	$16,517,048	0.99%	1.35%	1.63%	46.00%
Year Ended July 31, 2011 (g)	$12.56	0.16	1.43	1.59	(0.22)	–	(0.22)	$13.93	12.72%	$18,267,117	0.99%	1.21%	1.54%	50.00%
Year Ended July 31, 2010 (g)	$11.31	0.22	1.20	1.42	(0.17)	–	(0.17)	$12.56	12.60%	$17,551,594	0.98%	1.81%	1.60%	31.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$16.03	0.16	0.90	1.06	(0.16)	(1.37)	(1.53)	$15.56	7.18%	$62,182	0.84%	1.15%	1.30%	51.49%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception date on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 16.04%* versus 16.94% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 901 funds as of July 31, 2014) was 15.60% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The U.S. economy continued to improve during the 12 months ended July 31, 2014. Manufacturing orders, employment numbers, domestic consumption and gross domestic product (GDP) growth all saw upward trends — particularly as economic conditions recovered during the second quarter of 2014 from the crippling effects of the brutal winter of 2013-2014.

Improvement in domestic economics and sentiment, however, created headwinds for the Fund as high-octane, high-valuation growth stocks and distressed-value stocks outperformed the broader market. While there were a few exceptions, for example during the fourth quarter of 2013, lower-quality, highly leveraged large-capitalization stocks continued to lead the large-cap core market for the year ended July 31, 2014. Given our investment philosophy and process, these types of holdings typically do not appear in the portfolios we manage.

Portfolio Performance

The Fund’s investment process and philosophy seeks to outperform the S&P 500 Index via stock selection, as opposed to significant sector weightings.

During the reporting period, the Fund’s sector weightings were generally in line with those of the Fund’s benchmark with the exception of slight overweights in two sectors: materials and industrials. These overweights, along with strong stock selection in both sectors, contributed positive returns for the Fund versus its benchmark but did not provide enough of a contribution to offset poor stock selection in the consumer staples and energy sectors.

In the materials sector, the Fund’s investments during the reporting period in Westlake Chemical Corp. and PPG Industries Inc. helped Fund performance, as did the Fund’s holdings in railroad company Union Pacific Corp. in the industrials sector. These positive decisions were offset, however, by the Fund’s underweight in energy company Schlumberger Ltd. and underweights in Intel Corp. and Apple Inc. versus the Fund’s benchmark; these underweights detracted from Fund performance during the reporting period.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return on cash replicates the return on equities, and the Fund performs as if it is 100% invested in securities.

Outlook and Positioning

We are optimistic about the prospects for the portfolio for the next 12 months. Cross-market correlations remain low and, despite moderate volatility levels, differences between the performances of similar large-cap firms remain significant, thus providing opportunities to potentially add value for investors.

We plan to maintain the portfolio’s fairly stable positioning across industries and sectors and look to retain the portfolio’s largest underweight in the diversified financials sector, due to a lack of attractive stocks in the brokerage, asset management and insurance industries.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). High double-digit returns are unusual and cannot be sustained. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Large Cap Core Equity Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 16.04%, underperforming its benchmark by 0.90% and outperforming the Lipper peer category median by 0.44%.

•

The reporting period was marked by strong performance of lower-quality, highly leveraged large-capitalization stocks. Given our investment philosophy and process, these types of holdings typically do not appear in the portfolios we manage.

•

We are optimistic about the prospects for the portfolio for the next 12 months. Cross-market correlations remain low and, despite moderate volatility levels, differences between the performances of similar large-cap firms remain significant, thus providing opportunities to potentially add value for investors.

Asset Allocation†

Common Stocks	96.0%
Other assets in excess of liabilities	4.0%
100.0%

Top Industries††

Banks	8.6%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	6.1%
Chemicals	5.4%
Software	5.1%
Information Technology Services	4.6%
Road & Rail	4.3%
Specialty Retail	4.1%
Technology Hardware, Storage & Peripherals	3.8%
Communications Equipment	3.7%
Other Industries	46.6%
100.0%

Top Holdings††

Wells Fargo & Co.	4.7%
Union Pacific Corp.	3.6%
Chevron Corp.	3.2%
Apple, Inc.	3.0%
Procter & Gamble Co. (The)	3.0%
Pfizer, Inc.	2.7%
Abbott Laboratories	2.6%
QUALCOMM, Inc.	2.6%
General Electric Co.	2.4%
Microsoft Corp.	2.3%
Other Holdings	69.9%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	15.72%	16.48%	7.40%	–
	w/ SC3	9.31%	15.18%	6.79%	–
Class C1	w/o SC2	15.09%	15.79%	6.71%	–
	w/ SC4	14.09%	15.79%	6.71%	–
Institutional Service Class[1,5,6]		16.04%	16.84%	7.69%	–
Institutional Class[5]		–	–	–	13.44%	[7]*
S&P 500® Index		16.94%	16.79%	8.00%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.46%	1.22%
Class C	1.96%	1.82%
Institutional Service Class	1.21%	0.97%
Institutional Class	0.96%	0.82%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,097.50	6.34	1.22
	Hypothetical(a)(b)		1,000.00	1,018.74	6.11	1.22
Class C Shares	Actual	(a)	1,000.00	1,094.70	9.45	1.82
	Hypothetical(a)(b)		1,000.00	1,015.77	9.10	1.82
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,099.60	5.05	0.97
	Hypothetical(a)(b)		1,000.00	1,019.98	4.86	0.97
Institutional Class Shares	Actual	(a)	1,000.00	1,100.10	4.27	0.82
	Hypothetical(a)(b)		1,000.00	1,020.73	4.11	0.82

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 96.0%

	Shares	Market Value

Aerospace & Defense 3.0%
Boeing Co. (The)	9,920	$1,195,162
Lockheed Martin Corp.	4,500	751,365

		1,946,527

Auto Components 1.2%
Delphi Automotive PLC	7,460	498,328
Lear Corp.	2,830	266,501

		764,829

Automobiles 0.5%
Ford Motor Co.	19,105	325,167

Banks 8.3%
Citigroup, Inc.	6,510	318,404
Fifth Third Bancorp	7,530	154,214
JPMorgan Chase & Co.	12,050	694,924
PacWest Bancorp	16,460	685,888
Regions Financial Corp.	55,380	561,553
Wells Fargo & Co.	56,510	2,876,359

		5,291,342

Beverages 1.2%
Coca-Cola Co. (The)	19,795	777,746

Biotechnology 1.4%
Biogen Idec, Inc.*	1,870	625,309
Celgene Corp.*	2,800	244,020

		869,329

Building Products 0.3%
Allegion PLC	4,366	224,543

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	2,420	482,185
Goldman Sachs Group, Inc. (The)	3,400	587,758
Lazard Ltd., Class A	6,300	329,490

		1,399,433

Chemicals 5.2%
Ashland, Inc.	5,410	566,156
Monsanto Co.	2,230	252,191
PPG Industries, Inc.	6,410	1,271,487
Westlake Chemical Corp.	13,940	1,218,217

		3,308,051

Commercial Services & Supplies 0.2%
Waste Connections, Inc.	3,300	156,222

Communications Equipment 3.6%
Cisco Systems, Inc.	27,500	693,825
QUALCOMM, Inc.	21,515	1,585,655

		2,279,480

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.3%
Foster Wheeler AG	5,760	$189,850

Consumer Finance 1.3%
Discover Financial Services	13,095	799,581

Diversified Consumer Services 0.4%
H&R Block, Inc.	7,950	255,433

Electric Utilities 1.9%
OGE Energy Corp.	33,875	1,217,806

Electrical Equipment 0.3%
Babcock & Wilcox Co. (The)	5,570	172,893

Energy Equipment & Services 1.5%
Baker Hughes, Inc.	7,320	503,397
Dril-Quip, Inc.*	4,460	449,434

		952,831

Food & Staples Retailing 0.3%
CVS Caremark Corp.	2,390	182,500

Food Products 0.2%
Kellogg Co.	2,430	145,387

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	38,250	1,611,090

Health Care Providers & Services 3.2%
Aetna, Inc.	8,560	663,657
McKesson Corp.	6,065	1,163,631
VCA, Inc.*	5,965	222,435

		2,049,723

Hotels, Restaurants & Leisure 2.0%
McDonald’s Corp.	5,865	554,595
Starbucks Corp.	5,500	427,240
Starwood Hotels & Resorts Worldwide, Inc.	3,855	296,218

		1,278,053

Household Durables 0.5%
Newell Rubbermaid, Inc.	9,360	304,013

Household Products 2.9%
Procter & Gamble Co. (The)	23,765	1,837,510

Independent Power and Renewable Electricity Producers 0.6%
Calpine Corp.*	18,005	396,830

Industrial Conglomerates 2.3%
General Electric Co.	59,610	1,499,192

Information Technology Services 4.4%
Amdocs Ltd.	15,255	691,661
DST Systems, Inc.	7,640	688,135

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
FleetCor Technologies, Inc.*	1,306	$173,424
Xerox Corp.	93,530	1,240,208

		2,793,428

Insurance 1.2%
Aspen Insurance Holdings Ltd.	3,550	142,035
PartnerRe Ltd.	5,725	597,461

		739,496

Internet & Catalog Retail 0.7%
Amazon.com, Inc.*	800	250,392
Liberty Ventures, Series A*	2,430	168,059

		418,451

Internet Software & Services 2.5%
eBay, Inc.*	8,360	441,408
Google, Inc., Class A*	1,425	825,859
Google, Inc., Class C*	625	357,250

		1,624,517

Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.	3,655	205,009
Thermo Fisher Scientific, Inc.	6,100	741,150

		946,159

Machinery 1.7%
Graco, Inc.	3,935	291,780
ITT Corp.	3,585	164,803
Snap-on, Inc.	5,440	653,888

		1,110,471

Media 0.7%
Liberty Media Corp., Series C*	5,000	235,000
Viacom, Inc., Class B	2,640	218,249

		453,249

Multiline Retail 0.3%
J.C. Penney Co., Inc.*	17,640	165,463

Oil, Gas & Consumable Fuels 7.4%
Anadarko Petroleum Corp.	4,240	453,044
Chevron Corp.	15,220	1,967,033
EOG Resources, Inc.	7,970	872,237
Occidental Petroleum Corp.	7,391	722,174
Valero Energy Corp.	8,810	447,548
WPX Energy, Inc.*	12,700	261,239

		4,723,275

Pharmaceuticals 5.9%
AbbVie, Inc.	10,815	566,057
Johnson & Johnson	11,160	1,117,004
Merck & Co., Inc.	7,530	427,252

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Pfizer, Inc.	57,115	$1,639,201

		3,749,514

Real Estate Investment Trusts (REITs) 1.7%
Boston Properties, Inc.	2,470	295,041
Equity Lifestyle Properties, Inc.	4,330	191,776
Prologis, Inc.	15,230	621,536

		1,108,353

Road & Rail 4.1%
Old Dominion Freight Line, Inc.*	6,430	408,176
Union Pacific Corp.	22,580	2,219,840

		2,628,016

Semiconductors & Semiconductor Equipment 0.9%
Skyworks Solutions, Inc.	11,730	595,415

Software 4.9%
Adobe Systems, Inc.*	8,140	562,555
CA, Inc.	13,445	388,292
Compuware Corp.	39,265	357,312
Microsoft Corp.	32,445	1,400,326
Oracle Corp.	10,308	416,340

		3,124,825

Specialty Retail 3.9%
Foot Locker, Inc.	9,950	472,923
Home Depot, Inc. (The)	10,463	845,934
Lowe’s Cos., Inc.	19,650	940,253
Signet Jewelers Ltd.	2,465	250,912

		2,510,022

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	19,460	1,859,792
EMC Corp.	5,550	162,615
Hewlett-Packard Co.	9,215	328,146

		2,350,553

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	1,910	186,626
NIKE, Inc., Class B	2,160	166,601

		353,227

Tobacco 2.0%
Philip Morris International, Inc.	15,690	1,286,737

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	14,405	$360,125

Total Investments (cost $47,751,913) (a) — 96.0%		61,276,657

Other assets in excess of liabilities — 4.0%		2,559,153

NET ASSETS — 100.0%		$63,835,810

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At July 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
26	E-mini S&P 500	09/19/14	$2,502,240	$(32,533)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investments, at value (cost $47,751,913)	$61,276,657
Cash	2,537,198
Dividends receivable	58,222
Receivable for investments sold	1,757,026
Receivable for capital shares issued	138,308
Reclaims receivable	163
Receivable for variation margin on futures contracts	67,215
Prepaid expenses	13,647

Total Assets	65,848,436

Liabilities:
Payable for investments purchased	1,893,630
Payable for capital shares redeemed	7,969
Accrued expenses and other payables:
Investment advisory fees	35,709
Fund administration fees	7,999
Distribution fees	3,393
Administrative servicing fees	33,269
Accounting and transfer agent fees	780
Trustee fees	154
Custodian fees	245
Compliance program costs (Note 3)	718
Professional fees	22,420
Printing fees	2,834
Other	3,506

Total Liabilities	2,012,626

Net Assets	$63,835,810

Represented by:
Capital	$49,933,970
Accumulated undistributed net investment income	264,787
Accumulated net realized gains from investments and futures transactions	144,842
Net unrealized appreciation/(depreciation) from investments	13,524,744
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(32,533)

Net Assets	$63,835,810

Net Assets:
Class A Shares	$11,954,280
Class C Shares	1,008,150
Institutional Service Class Shares	50,826,838
Institutional Class Shares	46,542

Total	$63,835,810

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	906,144
Class C Shares	78,903
Institutional Service Class Shares	3,842,731
Institutional Class Shares	3,520

Total	4,831,298

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.19
Class C Shares (b)	$12.78
Institutional Service Class Shares	$13.23
Institutional Class Shares	$13.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.99

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Large Cap Core Equity Fund
INVESTMENT INCOME:
Dividend income	$1,171,031
Interest income	57

Total Income	1,171,088

EXPENSES:
Investment advisory fees	365,276
Fund administration fees	101,253
Distribution fees Class A	26,743
Distribution fees Class C	9,710
Administrative servicing fees Class A	15,106
Administrative servicing fees Class C	329
Administrative servicing fees Institutional Service Class (a)	49,081
Registration and filing fees	47,100
Professional fees	32,001
Printing fees	10,654
Trustee fees	1,493
Custodian fees	2,499
Accounting and transfer agent fees	4,714
Compliance program costs (Note 3)	1,597
Other	11,749

Total expenses before earnings credit, fees waived, and expenses reimbursed	679,305

Earnings credit (Note 5)	(34)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,219)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(6,159)
Expenses reimbursed by adviser (Note 3)	(46,176)

Net Expenses	625,717

NET INVESTMENT INCOME	545,371

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,559,504
Net realized gains from futures transactions (Note 2)	334,482

Net realized gains from investments and futures transactions	6,893,986

Net change in unrealized appreciation/(depreciation) from investments	1,470,210
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(26,899)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,443,311

Net realized/unrealized gains from investments and futures transactions	8,337,297

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,882,668

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$545,371		$852,788
Net realized gains from investments and futures transactions	6,893,986		10,629,141
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,443,311		4,812,139

Change in net assets resulting from operations	8,882,668		16,294,068

Distributions to Shareholders From:
Net investment income:
Class A	(32,211)		(52,788)
Class C	(464)		(3,112)
Institutional Service Class (a)	(258,727)		(779,460)
Institutional Class	(145	)(b)	–

Change in net assets from shareholder distributions	(291,547)		(835,360)

Change in net assets from capital transactions	(5,542,422)		(18,016,074)

Change in net assets	3,048,699		(2,557,366)

Net Assets:
Beginning of year	60,787,111		63,344,477

End of year	$63,835,810		$60,787,111

Accumulated undistributed net investment income at end of year	$264,787		$17,428

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$2,145,113		$6,029,593
Dividends reinvested	31,760		51,016
Cost of shares redeemed	(1,539,028)		(1,153,545)

Total Class A Shares	637,845		4,927,064

Class C Shares (Note 12)
Proceeds from shares issued	166,542		175,860
Dividends reinvested	291		1,826
Cost of shares redeemed	(290,879)		(136,248)

Total Class C Shares	(124,046)		41,438

Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	2,459,725		9,027,736
Dividends reinvested	17,540		271,828
Cost of shares redeemed	(8,578,107)		(32,284,140)

Total Institutional Service Class Shares	(6,100,842)		(22,984,576)

Institutional Class Shares
Proceeds from shares issued	44,476	(b)	–
Dividends reinvested	145	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	44,621	(b)	–

Change in net assets from capital transactions	$(5,542,422)		$(18,016,074)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	171,269	577,813
Reinvested	2,440	4,869
Redeemed	(125,004)	(111,058)

Total Class A Shares	48,705	471,624

Class C Shares (Note 12)
Issued	13,787	17,857
Reinvested	23	182
Redeemed	(24,558)	(14,178)

Total Class C Shares	(10,748)	3,861

Institutional Service Class Shares (Note 12)(a)
Issued	191,983	927,552
Reinvested	1,364	26,611
Redeemed	(713,995)	(3,014,582)

Total Institutional Service Class Shares	(520,648)	(2,060,419)

Institutional Class Shares
Issued	3,509 (b)	–
Reinvested	11 (b)	–
Redeemed	– (b)	–

Total Institutional Class Shares	3,520 (b)	–

Total change in shares	(479,171)	(1,584,934)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations		Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$11.43	0.09	1.71	1.80	(0.04)	(0.04)	$13.19	15.72%	$11,954,280	1.22%	0.70%	1.34%	47.69%
Year Ended July 31, 2013 (g)	$9.17	0.10	2.25	2.35	(0.09)	(0.09)	$11.43	25.80%	$9,799,235	1.22%	0.96%	1.45%	63.00%
Year Ended July 31, 2012 (g)	$8.47	0.06	0.71	0.77	(0.07)	(0.07)	$9.17	9.12%	$3,537,695	1.23%	0.72%	1.53%	78.00%
Year Ended July 31, 2011 (g)	$7.23	0.07	1.24	1.31	(0.07)	(0.07)	$8.47	18.15%	$3,027,452	1.25%	0.79%	1.48%	68.00%
Year Ended July 31, 2010 (g)	$6.38	0.06	0.85	0.91	(0.06)	(0.06)	$7.23	14.27%	$2,640,213	1.23%	0.85%	1.47%	93.00%

Class C Shares
Year Ended July 31, 2014 (g)	$11.11	0.01	1.67	1.68	(0.01)	(0.01)	$12.78	15.09%	$1,008,150	1.82%	0.11%	1.99%	47.69%
Year Ended July 31, 2013 (g)	$8.92	0.04	2.19	2.23	(0.04)	(0.04)	$11.11	25.01%	$995,957	1.82%	0.36%	1.95%	63.00%
Year Ended July 31, 2012 (g)	$8.24	0.01	0.69	0.70	(0.02)	(0.02)	$8.92	8.47%	$765,173	1.83%	0.12%	2.03%	78.00%
Year Ended July 31, 2011 (g)	$7.03	0.02	1.21	1.23	(0.02)	(0.02)	$8.24	17.48%	$639,507	1.85%	0.19%	1.98%	68.00%
Year Ended July 31, 2010 (g)	$6.21	0.02	0.82	0.84	(0.02)	(0.02)	$7.03	13.50%	$440,991	1.83%	0.25%	1.97%	93.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$11.46	0.12	1.72	1.84	(0.07)	(0.07)	$13.23	16.04%	$50,826,838	0.97%	0.95%	1.05%	47.69%
Year Ended July 31, 2013 (g)	$9.19	0.13	2.26	2.39	(0.12)	(0.12)	$11.46	26.21%	$49,991,919	0.93%	1.25%	1.20%	63.00%
Year Ended July 31, 2012 (g)	$8.49	0.09	0.70	0.79	(0.09)	(0.09)	$9.19	9.39%	$59,041,609	0.93%	1.02%	1.28%	78.00%
Year Ended July 31, 2011 (g)	$7.24	0.09	1.25	1.34	(0.09)	(0.09)	$8.49	18.63%	$53,369,484	0.96%	1.09%	1.23%	68.00%
Year Ended July 31, 2010 (g)	$6.39	0.08	0.85	0.93	(0.08)	(0.08)	$7.24	14.56%	$55,593,087	0.95%	1.13%	1.22%	93.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$11.73	0.13	1.44	1.57	(0.08)	(0.08)	$13.22	13.44%	$46,542	0.82%	1.12%	0.92%	47.69%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Large Cap Growth Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Large Cap Growth Fund (Institutional Service Class) returned 12.83%* versus 18.69% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 715 funds as of July 31, 2014) was 18.21% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The market environment during the year ended July 31, 2014, presented considerable headwinds to the performance of high-quality, large-capitalization growth investment strategies such as those employed by the Fund. As U.S. economic conditions continued to improve, particularly after the harsh 2013–2014 winter, equity markets were driven by lower-quality, more-speculative or distressed companies, and firms with stronger fundamentals underperformed.

Portfolio Performance

During the 12 months ended July 31, 2014, the Fund’s sector allocation strategy provided a modest positive contribution to Fund performance. The Fund also benefited from strong stock selection in the financials and consumer staples sectors. In the financials sector, the Fund’s overweight in the American Tower REIT, along with the Fund’s holding in The Charles Schwab Corp., helped Fund performance. In addition, the Fund’s holdings in consumer staples sector names Walgreen Co. and Anheuser-Busch InBev SA/NV contributed to the Fund’s return.

During the reporting period, the Fund’s performance detractors were concentrated in the information technology and industrials sectors. In information technology, the Fund did not hold a position in Facebook, Inc. or Oracle Corp., and significantly underweighted Apple Inc. In the industrials sector, the Fund’s overweights in W.W. Grainger, Inc.; Stericycle, Inc.; and Kansas City

Southern Co. proved disappointing during the 12-month reporting period.

Derivatives were not used in the Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

The Fund’s philosophy and process involve holding stocks from companies with compelling business models, sustainable competitive advantages and strong management teams that can benefit from long-term secular growth tailwinds.

Stocks with these characteristics anchor the Fund and, we believe, are positioned to outperform in a stock market that may grow to reward companies with earnings and cash flow growth — with an emphasis on sustainable growth — that have the potential to outperform the lower-quality companies that have rallied since the end of the “Great Recession” in June 2009.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel and Kenneth Wemer

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Large Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation through investments in U.S. equity securities; current income is incidental.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Large Cap Growth Fund (Institutional Service Class) returned 12.83%, underperforming its benchmark by 5.86% and the Lipper peer category median by 5.38%.

•

The market environment during the year ended July 31, 2014, presented considerable headwinds to the performance of high-quality, large-capitalization growth investment strategies such as those employed by the Fund.

•

The Fund’s philosophy and process involve holding stocks from companies with compelling business models, sustainable competitive advantages and strong management teams that can benefit from long-term secular growth tailwinds.

Asset Allocation†

Common Stocks	100.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Industries†††

Software	7.9%
Chemicals	7.5%
Internet Software & Services	6.7%
Pharmaceuticals	6.4%
Hotels, Restaurants & Leisure	5.0%
Oil, Gas & Consumable Fuels	4.7%
Technology Hardware, Storage & Peripherals	4.2%
Food & Staples Retailing	3.8%
Specialty Retail	3.7%
Biotechnology	3.3%
Other Industries	46.8%
100.0%

Top Holdings†††

Ecolab, Inc.	4.2%
Microsoft Corp.	3.9%
Praxair, Inc.	3.3%
American Tower Corp.	3.2%
Danaher Corp.	2.8%
Apple, Inc.	2.8%
J.B. Hunt Transport Services, Inc.	2.6%
Johnson & Johnson	2.6%
Adobe Systems, Inc.	2.5%
Stericycle, Inc.	2.5%
Other Holdings	69.6%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide HighMark Large Cap Growth Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	12.60%	13.31%	7.02%	–
	w/ SC3	6.44%	12.03%	6.41%	–
Class C1	w/o SC2	11.95%	12.64%	6.37%	–
	w/ SC4	10.95%	12.64%	6.37%	–
Institutional Service Class[1,5,6]		12.83%	13.60%	7.30%	–
Institutional Class[5]		–	–	–	9.27%	[7]*
Russell 1000® Growth Index		18.69%	17.25%	8.66%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.46%	1.27%
Class C	1.96%	1.87%
Institutional Service Class	1.21%	1.02%
Institutional Class	0.96%	0.87%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide HighMark Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Growth Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,075.10	6.53	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.36	1.27
Class C Shares	Actual	(a)	1,000.00	1,071.40	9.60	1.87
	Hypothetical	(a)(b)	1,000.00	1,015.52	9.35	1.87
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,076.00	5.25	1.02
	Hypothetical	(a)(b)	1,000.00	1,019.74	5.11	1.02
Institutional Class Shares	Actual	(a)	1,000.00	1,076.70	4.48	0.87
	Hypothetical	(a)(b)	1,000.00	1,020.48	4.36	0.87

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide HighMark Large Cap Growth Fund

Common Stocks 100.0%

	Shares	Market Value

Aerospace & Defense 1.4%
Honeywell International, Inc.	8,790	$807,186

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	6,315	613,123

Beverages 1.4%
Anheuser-Busch InBev NV, ADR-BE	7,378	796,676

Biotechnology 3.3%
Amgen, Inc.	5,504	701,155
Gilead Sciences, Inc.*	13,706	1,254,784

		1,955,939

Capital Markets 2.4%
Charles Schwab Corp. (The)	51,491	1,428,875

Chemicals 7.5%
Ecolab, Inc.	22,469	2,438,561
Praxair, Inc.	15,178	1,944,909

		4,383,470

Commercial Services & Supplies 2.5%
Stericycle, Inc.*	12,487	1,469,096

Communications Equipment 2.1%
QUALCOMM, Inc.	16,628	1,225,484

Electric Utilities 1.3%
ITC Holdings Corp.	21,468	774,995

Electronic Equipment, Instruments & Components 1.2%
FEI Co.	9,214	705,792

Energy Equipment & Services 1.9%
Halliburton Co.	16,307	1,125,020

Food & Staples Retailing 3.8%
Costco Wholesale Corp.	7,555	888,015
Walgreen Co.	19,613	1,348,786

		2,236,801

Food Products 1.1%
Mondelez International, Inc., Class A	18,607	669,852

Health Care Equipment & Supplies 2.1%
Covidien PLC	14,226	1,230,691

Hotels, Restaurants & Leisure 5.0%
Cheesecake Factory, Inc. (The)	13,731	588,785
Marriott International, Inc., Class A	11,351	734,523
Starbucks Corp.	13,217	1,026,697
Yum! Brands, Inc.	8,438	585,597

		2,935,602

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 2.8%
Danaher Corp.	22,641	$1,672,717

Information Technology Services 1.9%
Teradata Corp.*	8,145	343,393
Visa, Inc., Class A	3,569	753,095

		1,096,488

Internet & Catalog Retail 1.8%
Priceline Group, Inc. (The)*	580	720,621
TripAdvisor, Inc.*	3,591	340,570

		1,061,191

Internet Software & Services 6.7%
Akamai Technologies, Inc.*	8,892	524,806
Equinix, Inc.*	5,709	1,224,695
Google, Inc., Class A*	1,906	1,104,622
Google, Inc., Class C*	1,906	1,089,469

		3,943,592

Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	12,948	726,253
Bruker Corp.*	15,834	359,907

		1,086,160

Machinery 1.2%
Pall Corp.	9,100	704,977

Media 3.0%
Discovery Communications, Inc., Class A*	11,142	949,410
Twenty-First Century Fox, Inc., Class A	25,591	810,723

		1,760,133

Multiline Retail 1.6%
Dollar Tree, Inc.*	16,776	913,789

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	6,763	722,627
EOG Resources, Inc.	7,993	874,754
Imperial Oil Ltd.	22,225	1,141,031

		2,738,412

Pharmaceuticals 6.4%
Allergan, Inc.	7,320	1,214,095
Johnson & Johnson	15,477	1,549,093
Novartis AG, ADR-CH	11,239	977,119

		3,740,307

Professional Services 1.8%
Equifax, Inc.	14,191	1,079,793

Real Estate Investment Trusts (REITs) 3.2%
American Tower Corp.	20,218	1,908,377

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 2.6%
J.B. Hunt Transport Services, Inc.	20,061	$1,549,913

Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	5,043	250,284
Linear Technology Corp.	30,472	1,344,882

		1,595,166

Software 7.9%
Adobe Systems, Inc.*	21,345	1,475,153
ANSYS, Inc.*	11,776	906,045
Microsoft Corp.	52,606	2,270,475

		4,651,673

Specialty Retail 3.7%
Home Depot, Inc. (The)	13,942	1,127,210
Ross Stores, Inc.	5,747	370,107
TJX Cos., Inc. (The)	12,634	673,266

		2,170,583

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	17,394	1,662,344
EMC Corp.	27,902	817,529

		2,479,873

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	12,886	993,897

Trading Companies & Distributors 2.2%
W.W. Grainger, Inc.	5,617	1,320,838

Total Investments (cost $45,186,094) (a) — 100.0%		58,826,481

Other assets in excess of liabilities — 0.0%†		10,061

NET ASSETS — 100.0%		$58,836,542

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
ADR	American Depositary Receipt

AG	Stock Corporation

BE	Belgium

CH	Switzerland

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Large Cap Growth Fund
Assets:
Investments, at value (cost $45,186,094)	$58,826,481
Cash	87,032
Dividends receivable	15,223
Receivable for capital shares issued	43,173
Reclaims receivable	13,652
Prepaid expenses	8,823

Total Assets	58,994,384

Liabilities:
Payable for capital shares redeemed	36,919
Accrued expenses and other payables:
Investment advisory fees	44,929
Fund administration fees	9,224
Distribution fees	5,928
Administrative servicing fees	24,595
Accounting and transfer agent fees	4,156
Trustee fees	189
Custodian fees	212
Compliance program costs (Note 3)	1,225
Professional fees	22,283
Printing fees	4,680
Other	3,502

Total Liabilities	157,842

Net Assets	$58,836,542

Represented by:
Capital	$33,367,088
Accumulated undistributed net investment income	71,118
Accumulated net realized gains from investments	11,757,949
Net unrealized appreciation/(depreciation) from investments	13,640,387

Net Assets	$58,836,542

Net Assets:
Class A Shares	$16,293,038
Class C Shares	2,709,588
Institutional Service Class Shares	39,822,695
Institutional Class Shares	11,221

Total	$58,836,542

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,168,249
Class C Shares	212,574
Institutional Service Class Shares	2,802,076
Institutional Class Shares	790

Total	4,183,689

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Large Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.95
Class C Shares (b)	$12.75
Institutional Service Class Shares	$14.21
Institutional Class Shares	$14.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$937,970
Foreign tax withholding	(1,764)

Total Income	936,206

EXPENSES:
Investment advisory fees	415,766
Fund administration fees	123,080
Distribution fees Class A	42,190
Distribution fees Class B (a)	404
Distribution fees Class C	27,936
Administrative servicing fees Class A	18,882
Administrative servicing fees Class B (a)	135
Administrative servicing fees Class C	449
Administrative servicing fees Institutional Service Class (b)	74,063
Registration and filing fees	51,801
Professional fees	31,571
Printing fees	15,903
Trustee fees	1,614
Custodian fees	2,960
Accounting and transfer agent fees	21,540
Compliance program costs (Note 3)	1,720
Other	11,658

Total expenses before earnings credit, fees waived, and expenses reimbursed	841,672

Earnings credit (Note 5)	(114)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(2,088)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(6,565)
Expenses reimbursed by adviser (Note 3)	(60,039)

Net Expenses	772,866

NET INVESTMENT INCOME	163,340

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,790,472
Net change in unrealized appreciation/(depreciation) from investments	(3,544,983)

Net realized/unrealized gains from investments	8,245,489

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,408,829

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Growth Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$163,340		$569,850
Net realized gains from investments	11,790,472		11,021,133
Net change in unrealized appreciation/(depreciation) from investments	(3,544,983)		(2,517,102)

Change in net assets resulting from operations	8,408,829		9,073,881

Distributions to Shareholders From:
Net investment income:
Class A	(115,949)		(23,724)
Class B (a)	–		–
Class C	(11,474)		–
Institutional Service Class (b)	(477,701)		(277,645)
Institutional Class	(122	)(c)	–
Net realized gains:
Class A	(178,380)		–
Class B (a)	–		–
Class C	(32,946)		–
Institutional Service Class (b)	(525,076)		–
Institutional Class	(106	)(c)	–

Change in net assets from shareholder distributions	(1,341,754)		(301,369)

Change in net assets from capital transactions	(21,148,547)		(8,939,605)

Change in net assets	(14,081,472)		(167,093)

Net Assets:
Beginning of year	72,918,014		73,085,107

End of year	$58,836,542		$72,918,014

Accumulated undistributed net investment income at end of year	$71,118		$513,024

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$348,756		$2,765,078
Proceeds from shares issued from class conversion	420,514		–
Dividends reinvested	270,652		21,570
Cost of shares redeemed	(3,314,666)		(4,618,218)

Total Class A Shares	(2,274,744)		(1,831,570)

Class B Shares (Note 12)(a)
Proceeds from shares issued	1,748		–
Dividends reinvested	–		–
Cost of shares redeemed in class conversion	(420,514)		–
Cost of shares redeemed	(33,806)		(274,550)

Total Class B Shares	(452,572)		(274,550)

Class C Shares (Note 12)
Proceeds from shares issued	109,087		202,314
Dividends reinvested	38,213		–
Cost of shares redeemed	(496,306)		(349,735)

Total Class C Shares	(349,006)		(147,421)

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Growth Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	$3,798,372	$9,884,756
Dividends reinvested	753,144	159,942
Cost of shares redeemed	(22,634,257)	(16,730,762)

Total Institutional Service Class Shares	(18,082,741)	(6,686,064)

Institutional Class Shares
Proceeds from shares issued	10,288 (c)	–
Dividends reinvested	228 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	10,516 (c)	–

Change in net assets from capital transactions	$(21,148,547)	$(8,939,605)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	26,392	240,066
Issued in class conversion	32,961	–
Reinvested	20,757	1,916
Redeemed	(247,495)	(395,886)

Total Class A Shares	(167,385)	(153,904)

Class B Shares (Note 12)(a)
Issued	153	–
Reinvested	–	–
Redeemed in class conversion	(35,603)	–
Redeemed	(2,879)	(25,260)

Total Class B Shares	(38,329)	(25,260)

Class C Shares (Note 12)
Issued	9,187	19,005
Reinvested	3,200	–
Redeemed	(40,700)	(32,252)

Total Class C Shares	(28,313)	(13,247)

Institutional Service Class Shares (Note 12)(b)
Issued	280,176	831,934
Reinvested	56,605	13,957
Redeemed	(1,648,051)	(1,367,544)

Total Institutional Service Class Shares	(1,311,270)	(521,653)

Institutional Class Shares
Issued	773 (c)	–
Reinvested	17 (c)	–
Redeemed	– (c)	–

Total Institutional Class Shares	790 (c)	–

Total change in shares	(1,544,507)	(714,064)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$12.61	0.01	1.56	1.57	(0.09)	(0.14)	(0.23)	$13.95	12.60%	$16,293,038	1.27%	0.07%	1.34%	40.70%
Year Ended July 31, 2013 (g)	$11.23	0.07	1.33	1.40	(0.02)	–	(0.02)	$12.61	12.45%	$16,839,693	1.27%	0.58%	1.49%	41.00%
Year Ended July 31, 2012 (g)	$10.12	0.02	1.09	1.11	–	–	–	$11.23	10.97%	$16,721,772	1.27%	0.17%	1.52%	53.00%
Year Ended July 31, 2011 (g)	$8.64	–	1.57	1.57	(0.09)	–	(0.09)	$10.12	18.16%	$16,620,770	1.27%	(0.05%)	1.49%	41.00%
Year Ended July 31, 2010 (g)	$7.74	0.08	0.89	0.97	(0.07)	–	(0.07)	$8.64	12.48%	$19,881,394	1.25%	0.89%	1.46%	34.00%

Class C Shares
Year Ended July 31, 2014 (g)	$11.57	(0.06)	1.43	1.37	(0.05)	(0.14)	(0.19)	$12.75	11.95%	$2,709,588	1.87%	(0.53%)	1.99%	40.70%
Year Ended July 31, 2013 (g)	$10.35	–	1.22	1.22	–	–	–	$11.57	11.79%	$2,787,128	1.87%	(0.02%)	1.99%	41.00%
Year Ended July 31, 2012 (g)	$9.38	(0.04)	1.01	0.97	–	–	–	$10.35	10.34%	$2,629,339	1.87%	(0.43%)	2.02%	53.00%
Year Ended July 31, 2011 (g)	$8.02	(0.06)	1.45	1.39	(0.03)	–	(0.03)	$9.38	17.36%	$2,860,809	1.87%	(0.65%)	1.99%	41.00%
Year Ended July 31, 2010 (g)	$7.21	0.02	0.84	0.86	(0.05)	–	(0.05)	$8.02	11.88%	$3,250,012	1.85%	0.29%	1.96%	34.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$12.85	0.05	1.58	1.63	(0.13)	(0.14)	(0.27)	$14.21	12.83%	$39,822,695	1.02%	0.33%	1.13%	40.70%
Year Ended July 31, 2013 (g)	$11.45	0.10	1.36	1.46	(0.06)	–	(0.06)	$12.85	12.80%	$52,843,472	1.01%	0.84%	1.24%	41.00%
Year Ended July 31, 2012 (g)	$10.31	0.05	1.11	1.16	(0.02)	–	(0.02)	$11.45	11.25%	$53,069,738	1.01%	0.43%	1.27%	53.00%
Year Ended July 31, 2011 (g)	$8.81	0.02	1.60	1.62	(0.12)	–	(0.12)	$10.31	18.41%	$57,206,982	1.01%	0.21%	1.24%	41.00%
Year Ended July 31, 2010 (g)	$7.87	0.10	0.91	1.01	(0.07)	–	(0.07)	$8.81	12.82%	$60,078,249	0.99%	1.16%	1.21%	34.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$13.29	0.05	1.16	1.21	(0.16)	(0.14)	(0.30)	$14.20	9.27%	$11,221	0.87%	0.39%	0.96%	40.70%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 13.69%* versus 8.56% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 747 funds as of July 31, 2014) was 9.65% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

For the first seven months of the annual reporting period, small-capitalization stocks, as measured by the Russell 2000 Index, continued their strong showing and outperformed against large- and mid-cap stocks. Some of this performance was given back during the remainder of the period ended July 31, 2014, as small-cap stocks returned negatively versus the large-cap universe S&P 500® Index’s positive performance for the same period.

It is not surprising that investors rotated away from small-cap names during the reporting period — particularly in April, May and June 2014 — as small-cap names have participated broadly in the U.S. equity market rally of the past several years but with more volatility than their large-cap brethren.

Overall, the past reporting period has seen credit spreads continue to fall, benefiting smaller, more highly leveraged stocks. As the Fed’s bond-buying program continues to wind down, both large- and small-cap stocks may come under pressure, but we are confident that our investment process has the potential to continue to benefit from low correlations between stocks across the capitalization spectrum.

Portfolio Performance

The philosophy and process of the Fund rely on information-based investing, which uses signals from the activity of informed market participants to assess potential company appreciation. As a result, we expect that stock selection, as opposed to significant sector weighting versus the Fund’s benchmark, are likely to drive the majority of the Fund’s performance.

The year ended July 31, 2014 confirmed the above approach as the bulk of the Fund’s outperformance came from stock selection rather than sector allocation. In fact, some 75% of the Fund’s outperformance during the reporting period came from stock selection in the health-care, industrials and consumer discretionary sectors. Examples of these Fund holdings included Puma Biotechnology, Inc. and Lannet Co., Inc. in the health-care sector; TASER International, Inc. and Korn/Ferry International in the industrials sector; and Skechers U.S.A., Inc. in the consumer discretionary sector.

In terms of performance detractors for the Fund versus the Fund’s benchmark during the reporting period, the Fund’s modest overweight and stock selection within the information technology sector detracted less than half of 1%. Stocks held by the Fund in this sector that disappointed during the reporting period included Extreme Networks, Inc. and CommVault Systems, Inc.

Equity index futures were held in the Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

Despite the small-cap sell-off in April through June 2014, valuations of small-cap stocks remain expensive versus their larger cousins. Despite their lofty valuations, as long as credit spreads remain tight and overall market volatility remains low, small caps are expected to perform in line with the market. A shift in trends for either of these indicators, however, would likely be accompanied by underperformance on the part of smaller stocks.

In regard to outperforming the Fund’s benchmark, however, we remain optimistic about the prospects for the portfolio. As with large-cap stocks, market correlations remain low, providing opportunities to potentially add value for investors. The inefficiencies and higher volatility of small-cap stocks provide additional

Fund Commentary (con’t.)	Nationwide HighMark Small Cap Core Fund

opportunities for active managers to potentially add value and more than offset small-cap stocks’ higher levels of volatility.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Small Cap Core Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 13.69%, outperforming its benchmark by 5.13% and the Lipper peer category median by 4.04%.

•	Approximately 75% of the Fund’s outperformance during the reporting period came from stock selection in the health-care, industrials and consumer discretionary sectors.

•	The Fund’s modest overweight and stock selection within the information technology sector detracted from relative Fund performance during the reporting period.

Asset Allocation†

Common Stocks	97.4%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	10.6%
Health Care Equipment & Supplies	7.0%
Semiconductors & Semiconductor Equipment	6.6%
Banks	6.0%
Software	5.5%
Hotels, Restaurants & Leisure	4.9%
Energy Equipment & Services	4.8%
Professional Services	4.2%
Biotechnology	4.1%
Machinery	3.5%
Other Industries	42.8%
100.0%

Top Holdings††

RF Micro Devices, Inc.	2.5%
Graphic Packaging Holding Co.	2.2%
Korn/Ferry International	2.0%
Aspen Technology, Inc.	2.0%
PNM Resources, Inc.	1.8%
Align Technology, Inc.	1.8%
West Pharmaceutical Services, Inc.	1.7%
DCT Industrial Trust, Inc.	1.7%
Extra Space Storage, Inc.	1.6%
HFF, Inc., Class A	1.6%
Other Holdings	81.1%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	13.39%	19.22%	5.03%	[3]
	w/ SC4	7.14%	17.88%	4.23%	[3]
Class C1	w/o SC2	12.72%	18.51%	4.34%	[3]
	w/ SC5	11.72%	18.51%	4.34%	[3]
Institutional Service Class[1,6,7]		13.69%	19.58%	5.32%	[3]
Institutional Class[6]		–	–	9.86%	[8]*
Russell 2000® Index		8.56%	16.56%	6.21%
CPI		1.99%	2.04%	2.05%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of March 1, 2007.

[4]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.83%	1.62%
Class C	2.33%	2.22%
Institutional Service Class	1.58%	1.37%
Institutional Class	1.33%	1.22%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide HighMark Small Cap Core Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund since inception* through 7/31/14 versus the Russell 2000® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Small Cap Core Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,030.10	7.85	1.56
	Hypothetical	(a)(b)	1,000.00	1,017.06	7.80	1.56
Class C Shares	Actual	(a)	1,000.00	1,026.80	11.16	2.22
	Hypothetical	(a)(b)	1,000.00	1,013.79	11.08	2.22
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,031.50	6.50	1.29
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.46	1.29
Institutional Class Shares	Actual	(a)	1,000.00	1,031.80	6.15	1.22
	Hypothetical	(a)(b)	1,000.00	1,018.74	6.11	1.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide HighMark Small Cap Core Fund

Common Stocks 97.4%

	Shares	Market Value

Aerospace & Defense 1.4%
American Science & Engineering, Inc.	9,210	$578,388
Taser International, Inc.*	48,260	582,016

		1,160,404

Airlines 0.6%
Republic Airways Holdings, Inc.*	53,960	536,362

Auto Components 1.5%
Superior Industries International, Inc.	39,350	736,239
Tenneco, Inc.*	4,020	256,074
Tower International, Inc.*	8,860	279,090

		1,271,403

Automobiles 0.4%
Winnebago Industries, Inc.*	13,390	314,665

Banks 5.8%
First Interstate BancSystem, Inc.	11,050	288,405
Huntington Bancshares, Inc.	54,160	531,851
International Bancshares Corp.	35,780	907,023
PrivateBancorp, Inc.	30,900	889,920
Umpqua Holdings Corp.	72,200	1,221,624
Webster Financial Corp.	25,300	725,351
Wilshire Bancorp, Inc.	39,140	368,699

		4,932,873

Biotechnology 4.0%
Alkermes PLC*	18,020	770,535
Applied Genetic Technologies Corp.*	11,700	187,200
Isis Pharmaceuticals, Inc.*	14,760	457,412
Puma Biotechnology, Inc.*	3,330	738,328
Rigel Pharmaceuticals, Inc.*	76,860	251,332
Spectrum Pharmaceuticals, Inc.*	87,300	614,592
Sunesis Pharmaceuticals, Inc.*	57,300	377,034

		3,396,433

Building Products 0.8%
A.O. Smith Corp.	4,380	204,546
Insteel Industries, Inc.	10,690	196,162
Patrick Industries, Inc.*	5,800	241,570

		642,278

Capital Markets 1.9%
HFF, Inc., Class A	38,690	1,313,912
Investment Technology Group, Inc.*	17,410	318,429

		1,632,341

Chemicals 0.8%
Ferro Corp.*	25,710	322,403
Minerals Technologies, Inc.	4,530	263,057
Stepan Co.	2,490	119,819

		705,279

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies 0.7%
Ennis, Inc.	6,260	$88,767
Quad/Graphics, Inc.	24,740	522,509

		611,276

Communications Equipment 1.6%
Bel Fuse, Inc., Class B	14,910	352,472
Comtech Telecommunications Corp.	21,380	722,644
Novatel Wireless, Inc.*	47,750	89,770
ShoreTel, Inc.*	28,000	173,040

		1,337,926

Construction & Engineering 1.0%
Argan, Inc.	7,230	245,097
Dycom Industries, Inc.*	10,180	286,261
EMCOR Group, Inc.	5,600	229,208
Pike Corp.*	10,180	82,051

		842,617

Construction Materials 0.8%
Eagle Materials, Inc.	4,070	369,637
United States Lime & Minerals, Inc.	4,630	266,781

		636,418

Containers & Packaging 2.4%
AEP Industries, Inc.*	4,680	190,710
Graphic Packaging Holding Co.*	152,500	1,830,000

		2,020,710

Diversified Consumer Services 0.6%
Capella Education Co.	8,090	517,436

Electric Utilities 2.0%
El Paso Electric Co.	5,850	215,573
PNM Resources, Inc.	58,840	1,509,246

		1,724,819

Electrical Equipment 0.3%
Powell Industries, Inc.	4,330	252,915

Electronic Equipment, Instruments & Components 0.3%
Mercury Systems, Inc.*	19,700	217,685

Energy Equipment & Services 4.6%
Dril-Quip, Inc.*	9,570	964,369
Forum Energy Technologies, Inc.*	28,810	959,085
Helix Energy Solutions Group, Inc.*	46,220	1,175,374
Pioneer Energy Services Corp.*	57,210	841,559

		3,940,387

Food & Staples Retailing 1.1%
SUPERVALU, Inc.*	103,740	951,296

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products 0.4%
Seaboard Corp.*	120	$342,240

Health Care Equipment & Supplies 6.8%
Align Technology, Inc.*	26,930	1,459,875
AngioDynamics, Inc.*	12,320	179,872
DexCom, Inc.*	18,730	705,747
Greatbatch, Inc.*	4,780	236,658
Lumenis Ltd.*(a)	2	18
NuVasive, Inc.*	25,400	949,452
OraSure Technologies, Inc.*	24,380	200,647
SurModics, Inc.*	9,980	189,520
Thoratec Corp.*	13,740	446,550
West Pharmaceutical Services, Inc.	35,020	1,427,065

		5,795,404

Health Care Providers & Services 2.5%
CorVel Corp.*	13,180	530,890
Cross Country Healthcare, Inc.*	32,320	232,381
Magellan Health, Inc.*	4,630	266,688
Select Medical Holdings Corp.	68,720	1,067,909

		2,097,868

Health Care Technology 1.4%
MedAssets, Inc.*	39,140	831,334
Omnicell, Inc.*	11,450	313,730

		1,145,064

Hotels, Restaurants & Leisure 4.8%
DineEquity, Inc.	7,740	627,327
Jack in the Box, Inc.	15,470	884,729
Multimedia Games Holding Co., Inc.*	13,640	328,997
Papa John’s International, Inc.	26,160	1,090,611
Penn National Gaming, Inc.*	82,000	859,360
Six Flags Entertainment Corp.	6,720	256,838

		4,047,862

Household Durables 0.4%
Libbey, Inc.*	13,950	363,258

Household Products 0.9%
Spectrum Brands Holdings, Inc.	9,620	802,308

Independent Power and Renewable Electricity Producers 1.1%
Dynegy, Inc.*	34,300	910,665

Information Technology Services 0.6%
Acxiom Corp.*	8,550	156,636
MAXIMUS, Inc.	9,060	374,722

		531,358

Insurance 1.8%
Navigators Group, Inc. (The)*	13,080	795,264

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
OneBeacon Insurance Group Ltd., Class A	29,620	$438,376
United Fire Group, Inc.	10,490	296,447

		1,530,087

Internet Software & Services 1.9%
comScore, Inc.*	13,640	493,631
Constant Contact, Inc.*	7,130	221,957
Digital River, Inc.*	18,400	262,936
Monster Worldwide, Inc.*	30,740	199,810
XO Group, Inc.*	40,310	450,263

		1,628,597

Life Sciences Tools & Services 0.2%
Pacific Biosciences of California, Inc.*	32,680	149,348

Machinery 3.4%
Columbus McKinnon Corp.	12,220	284,115
Middleby Corp. (The)*	4,200	306,012
Mueller Industries, Inc.	38,890	1,082,309
Mueller Water Products, Inc., Class A	38,290	296,747
Rexnord Corp.*	22,800	613,548
Xerium Technologies, Inc.*	24,740	321,620

		2,904,351

Media 1.9%
E.W. Scripps Co. (The), Class A*	18,070	391,758
Entravision Communications Corp., Class A	38,967	217,825
Live Nation Entertainment, Inc.*	44,690	1,037,255

		1,646,838

Metals & Mining 0.7%
SunCoke Energy, Inc.*	9,080	207,296
Worthington Industries, Inc.	10,180	389,385

		596,681

Oil, Gas & Consumable Fuels 1.1%
Ardmore Shipping Corp.	16,400	215,332
Clayton Williams Energy, Inc.*	1,780	189,410
REX American Resources Corp.*	3,260	274,981
Ring Energy, Inc.*	12,100	209,330

		889,053

Paper & Forest Products 1.3%
Boise Cascade Co.*	13,340	375,521
Deltic Timber Corp.	5,090	310,999
Neenah Paper, Inc.	9,060	449,557

		1,136,077

Personal Products 0.2%
Inter Parfums, Inc.	7,230	188,920

Pharmaceuticals 0.5%
Nektar Therapeutics*	18,940	199,817

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Relypsa, Inc.*	5,090	$115,085
XenoPort, Inc.*	30,390	130,373

		445,275

Professional Services 4.1%
Barrett Business Services, Inc.	11,150	636,442
Huron Consulting Group, Inc.*	4,890	295,552
Korn/Ferry International*	56,200	1,653,404
Resources Connection, Inc.	57,620	870,062

		3,455,460

Real Estate Investment Trusts (REITs) 10.4%
Anworth Mortgage Asset Corp.	40,930	207,924
Cedar Realty Trust, Inc.	34,260	215,838
Colony Financial, Inc.	50,190	1,111,708
CYS Investments, Inc.	22,700	201,576
DCT Industrial Trust, Inc.	181,820	1,423,651
Extra Space Storage, Inc.	25,500	1,319,115
First Industrial Realty Trust, Inc.	59,350	1,071,268
Healthcare Realty Trust, Inc.	8,760	216,372
Lexington Realty Trust	34,610	378,633
PennyMac Mortgage Investment Trust	9,670	207,035
Post Properties, Inc.	1,530	82,926
Potlatch Corp.	24,940	1,030,022
Sovran Self Storage, Inc.	5,290	405,849
Sunstone Hotel Investors, Inc.	66,170	938,952

		8,810,869

Road & Rail 1.9%
Old Dominion Freight Line, Inc.*	8,140	516,727
Saia, Inc.*	23,160	1,057,254

		1,573,981

Semiconductors & Semiconductor Equipment 6.4%
Entropic Communications, Inc.*	155,300	433,287
FormFactor, Inc.*	56,646	382,360
Integrated Device Technology, Inc.*	37,360	536,490
Intermolecular, Inc.*	22,350	49,841
Intersil Corp., Class A	52,228	670,085
Kulicke & Soffa Industries, Inc.*	52,430	714,097
Lattice Semiconductor Corp.*	84,832	580,251
RF Micro Devices, Inc.*	185,690	2,072,300

		5,438,711

Software 5.3%
Aspen Technology, Inc.*	37,720	1,638,557
Glu Mobile, Inc.*	29,500	165,495
Model N, Inc.*	29,730	292,543
Pegasystems, Inc.	28,710	613,533
PTC, Inc.*	5,290	190,229
Rosetta Stone, Inc.*	11,760	113,366
SS&C Technologies Holdings, Inc.*	5,290	229,110

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Telenav, Inc.*	52,020	$258,539
TIBCO Software, Inc.*	14,150	273,095
TiVo, Inc.*	19,800	266,508
Tyler Technologies, Inc.*	3,370	305,760
Varonis Systems, Inc.*	9,160	193,093

		4,539,828

Specialty Retail 1.6%
Brown Shoe Co., Inc.	9,820	276,826
Citi Trends, Inc.*	4,630	93,294
Lithia Motors, Inc., Class A	4,780	424,703
New York & Co., Inc.*	54,670	184,238
Pier 1 Imports, Inc.	14,510	218,521
Stein Mart, Inc.	13,640	177,047

		1,374,629

Technology Hardware, Storage & Peripherals 0.7%
QLogic Corp.*	67,090	610,519

Textiles, Apparel & Luxury Goods 1.5%
Skechers U.S.A., Inc., Class A*	25,090	1,308,945

Thrifts & Mortgage Finance 0.5%
Tree.com, Inc.*	9,620	245,502
WSFS Financial Corp.	3,006	215,200

		460,702

Wireless Telecommunication Services 0.5%
RingCentral, Inc., Class A*	27,590	411,919

Total Investments (cost $66,174,419) (b) — 97.4%		82,782,340

Other assets in excess of liabilities — 2.6%		2,242,786

NET ASSETS — 100.0%		$85,025,126

*	Denotes a non-income producing security.

(a)	Fair valued security.
(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

At July 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
21	Russell 2000 Mini Future	09/19/14	$2,345,070	$(101,148)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Small Cap Core Fund
Assets:
Investments, at value (cost $66,174,419)	$82,782,340
Cash	2,468,463
Dividends receivable	24,511
Receivable for investments sold	5,649,628
Receivable for capital shares issued	57,487
Receivable for variation margin on futures contracts	68,770
Prepaid expenses	11,748

Total Assets	91,062,947

Liabilities:
Payable for investments purchased	5,835,786
Payable for capital shares redeemed	48,089
Accrued expenses and other payables:
Investment advisory fees	70,629
Fund administration fees	8,993
Distribution fees	6,083
Administrative servicing fees	33,428
Accounting and transfer agent fees	2,653
Trustee fees	206
Custodian fees	329
Compliance program costs (Note 3)	793
Professional fees	23,113
Printing fees	4,179
Other	3,540

Total Liabilities	6,037,821

Net Assets	$85,025,126

Represented by:
Capital	$84,230,548
Accumulated distributions in excess of net investment loss	(247,837)
Accumulated net realized losses from investments and futures transactions	(15,464,358)
Net unrealized appreciation/(depreciation) from investments	16,607,921
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(101,148)

Net Assets	$85,025,126

Net Assets:
Class A Shares	$11,588,588
Class C Shares	4,030,378
Institutional Service Class Shares	69,395,173
Institutional Class Shares	10,987

Total	$85,025,126

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	408,615
Class C Shares	148,184
Institutional Service Class Shares	2,408,432
Institutional Class Shares	381

Total	2,965,612

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Small Cap Core Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$28.36
Class C Shares (b)	$27.20
Institutional Service Class Shares	$28.81
Institutional Class Shares	$28.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$30.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Small Cap Core Fund
INVESTMENT INCOME:
Dividend income	$719,750
Interest income	27
Foreign tax withholding	(1,418)

Total Income	718,359

EXPENSES:
Investment advisory fees	757,315
Fund administration fees	117,150
Distribution fees Class A	29,408
Distribution fees Class C	43,122
Administrative servicing fees Class A	12,706
Administrative servicing fees Class C	1,166
Administrative servicing fees Institutional Service Class (a)	60,840
Registration and filing fees	44,634
Professional fees	33,609
Printing fees	14,940
Trustee fees	2,002
Custodian fees	3,151
Accounting and transfer agent fees	14,377
Compliance program costs (Note 3)	1,420
Other	12,649

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,148,489

Earnings credit (Note 5)	(45)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,426)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(7,145)
Expenses reimbursed by adviser (Note 3)	(11,750)

Net Expenses	1,128,123

NET INVESTMENT LOSS	(409,764)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,550,857
Net realized gains from futures transactions (Note 2)	377,591

Net realized gains from investments and futures transactions	8,928,448

Net change in unrealized appreciation/(depreciation) from investments	1,270,806
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(116,978)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,153,828

Net realized/unrealized gains from investments and futures transactions	10,082,276

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,672,512

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Small Cap Core Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net investment loss	$(409,764)	$(20,351)
Net realized gains from investments and futures transactions	8,928,448	12,871,094
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,153,828	8,055,058

Change in net assets resulting from operations	9,672,512	20,905,801

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class C	–	–
Institutional Service Class (a)	–	(18,837)
Institutional Class	– (b)	–

Change in net assets from shareholder distributions	–	(18,837)

Change in net assets from capital transactions	1,509,324	(8,116,338)

Change in net assets	11,181,836	12,770,626

Net Assets:
Beginning of year	73,843,290	61,072,664

End of year	$85,025,126	$73,843,290

Accumulated distributions in excess of net investment income at end of year	$(247,837)	$(17,330)

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$486,019	$630,988 (c)
Dividends reinvested	–	–
Cost of shares redeemed	(1,911,642)	(2,928,406)

Total Class A Shares	(1,425,623)	(2,297,418)

Class C Shares (Note 12)
Proceeds from shares issued	90,409	364,794 (c)
Dividends reinvested	–	–
Cost of shares redeemed	(969,627)	(858,039)

Total Class C Shares	(879,218)	(493,245)

Institutional Service Class Shares (Note 12)(a)
Proceeds from shares issued	17,436,398	23,986,569 (c)
Dividends reinvested	–	9,042
Cost of shares redeemed	(13,632,233)	(29,321,286)

Total Institutional Service Class Shares	3,804,165	(5,325,675)

Institutional Class Shares
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	– (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	10,000 (b)	–

Change in net assets from capital transactions	$1,509,324	$(8,116,338)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	17,493	28,038
Reinvested	–	–
Redeemed	(70,553)	(138,488)

Total Class A Shares	(53,060)	(110,450)

Class C Shares (Note 12)
Issued	3,428	17,247
Reinvested	–	–
Redeemed	(37,315)	(41,869)

Total Class C Shares	(33,887)	(24,622)

Institutional Service Class Shares (Note 12)(a)
Issued	623,840	1,145,861
Reinvested	–	447
Redeemed	(499,452)	(1,277,868)

Total Institutional Service Class Shares	124,388	(131,560)

Institutional Class Shares
Issued	381 (b)	–
Reinvested	– (b)	–
Redeemed	– (b)	–

Total Institutional Class Shares	381 (b)	–

Total change in shares	37,822	(266,632)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$25.02	(0.19)	3.53	3.34	–	–	–	$28.36	13.35%	(h)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%
Year Ended July 31, 2013 (g)	$19.00	(0.05)	6.07	6.02	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%	)	1.80%	77.00%
Year Ended July 31, 2012 (g)	$19.09	(0.05)	(0.04)	(0.09)	–	–	–	$19.00	(0.52%	)	$10,869,386	1.62%	(0.27%	)	1.96%	106.00%	(i)
Year Ended July 31, 2011 (g)	$14.47	(0.11)	4.73	4.62	–	–	–	$19.09	32.00%		$536,163	1.62%	(0.62%	)	2.01%	67.00%
Year Ended July 31, 2010 (g)	$11.80	(0.08)	2.78	2.70	(0.03)	(0.03)	–	$14.47	22.86%		$309,823	1.60%	(0.61%	)	2.04%	78.00%

Class C Shares
Year Ended July 31, 2014 (g)	$24.14	(0.35)	3.41	3.06	–	–	–	$27.20	12.68%	(h)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%
Year Ended July 31, 2013 (g)	$18.45	(0.17)	5.86	5.69	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%	)	2.30%	77.00%
Year Ended July 31, 2012 (g)	$18.65	(0.16)	(0.04)	(0.20)	–	–	–	$18.45	(1.07%	)	$3,812,858	2.22%	(0.87%	)	2.46%	106.00%	(i)
Year Ended July 31, 2011 (g)	$14.22	(0.22)	4.65	4.43	–	–	–	$18.65	31.15%		$216,583	2.22%	(1.22%	)	2.51%	67.00%
Year Ended July 31, 2010 (g)	$11.65	(0.16)	2.73	2.57	–	–	–	$14.22	22.17%		$77,175	2.20%	(1.21%	)	2.54%	78.00%

Institutional Service Class Shares (j)
Year Ended July 31, 2014 (g)	$25.35	(0.12)	3.58	3.46	–	–	–	$28.81	13.65%	(h)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%
Year Ended July 31, 2013 (g)	$19.20	0.01	6.15	6.16	(0.01)	(0.01)	–	$25.35	32.07%		$57,898,679	1.34%	0.06%		1.56%	77.00%
Year Ended July 31, 2012 (g)	$19.24	0.01	(0.05)	(0.04)	–	–	–	$19.20	(0.21%	)	$46,390,420	1.33%	0.03%		1.71%	106.00%	(i)
Year Ended July 31, 2011 (g)	$14.54	(0.06)	4.76	4.70	–	–	–	$19.24	32.33%		$27,136,559	1.31%	(0.31%	)	1.76%	67.00%
Year Ended July 31, 2010 (g)	$11.85	(0.04)	2.79	2.75	(0.06)	(0.06)	–	$14.54	23.32%		$23,527,050	1.30%	(0.30%	)	1.79%	78.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(k)	$26.26	(0.08)	2.66	2.58	–	–	–	$28.84	9.82%	(h)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Excludes merger activity.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Value Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Value Fund (Institutional Service Class) returned 13.76%* versus 16.94% for its primary benchmark, the S&P 500® Index, and 15.47% for its secondary benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 901 funds as of July 31, 2014) was 15.60% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The year ended July 31, 2014 was characterized by a unique period of Federal Reserve intervention to support the economy and capital markets with highly aggressive monetary policies designed to promote risk-taking and economic growth. The Fed’s actions created distortions in the capital markets by facilitating easy financing for lower-credit-quality companies; as a result, low-quality stocks outperformed high-quality stocks. At the same time, near-zero interest rates led investors and portfolio managers to flock to higher-yielding companies as equities became viewed as bond surrogates.

The Fund’s relative value strategy invests with a long-term orientation favoring higher-quality companies that are under-earning their potential and possess strong free cash flow and the ability to self-finance. As a result, the portfolio’s holdings did not benefit to the same extent as did lower-quality and higher-yielding stocks during the reporting period. The Fund’s investment process does not look to buy the highest-yielding securities, but instead focuses on companies with strong free cash flow that gives them the financial flexibility to grow dividends over time, buy back stock, pay down debt, and invest to grow the business or make acquisitions. We believe that the Fund’s process should help position the portfolio to outperform as the economy improves and interest rates normalize.

Portfolio Performance

During the 12 months ended July 31, 2014, the Fund benefited from its overweighting in the information technology sector and its underweighting in the utilities sector. In the information technology sector, the Fund’s overweights in Microsoft Corp., Oracle Corp. and Western Digital Corp. added value and somewhat offset the detraction from Fund performance created by our decision not to hold the information technology stock Intel Corp. The Fund also saw a positive contribution to its performance versus the Russell 1000 Value Index benchmark during the reporting period due to stock selection in the consumer discretionary sector, with holdings in companies including Comcast Corp. and DIRECTV performing well.

Detractors from Fund performance during the reporting period included the Fund’s stock selection in the consumer staples and industrials sectors. In the industrials sector, Fund holdings in United Technologies Corp. and Southwest Airlines Co. did not meet our expectations. In addition, not holding a position in the Fund in consumer staples names CVS/Caremark Corp., Walgreen Co. and Safeway Inc. detracted from Fund performance versus the Fund’s benchmark.

Derivatives were not used in the Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

The portfolio is positioned in companies that offer the potential for high and improving returns on capital and strong free cash flow yields to help improve financial flexibility in times of stress, regardless of the macroeconomic environment, while avoiding over-leveraged balance sheet firms. We focus on company fundamentals and issues to identify undervalued stocks with low expectations that are mispriced due to temporary factors.

We believe these types of companies should outperform when the U.S. equity market returns to an environment that is not dictated by Fed policies that have forced investors to scramble for yield. The Fund’s positioning is expected to benefit as the economically sensitive cyclical

Fund Commentary (con’t.)	Nationwide HighMark Value Fund

sectors of the market respond to a normalizing economy and normalization of interest rates.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, Todd Lowenstein and Keith Stribling

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Value Fund

Objective

The Fund seeks long-term capital growth; current income is a secondary objective.

Highlights

•

The Nationwide HighMark Value Fund (Institutional Service Class) returned 13.76% for the annual reporting period ended July 31, 2014, underperforming the primary benchmark by 3.18% and the Lipper peer group median by 1.84%.

•

The Fund’s relative value strategy invests with a long-term orientation favoring higher-quality companies that are under-earning their potential and possess strong free cash flow and the ability to self-finance. As a result, the portfolio’s holdings did not benefit to the same extent as did lower-quality and higher-yielding stocks during the reporting period.

•	We believe that the Fund’s investment process should help position the portfolio to outperform as the economy improves and interest rates normalize.

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	0.9%
Preferred Stock	0.8%
Mutual Fund	0.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	10.3%
Banks	9.5%
Capital Markets	8.3%
Media	5.9%
Health Care Providers & Services	4.9%
Pharmaceuticals	4.6%
Software	3.9%
Household Products	3.8%
Machinery	3.4%
Aerospace & Defense	3.3%
Other Industries*	42.1%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	4.1%
Chevron Corp.	3.7%
Pfizer, Inc.	3.4%
Procter & Gamble Co. (The)	3.1%
Citigroup, Inc.	2.9%
Oracle Corp.	2.3%
Goldman Sachs Group, Inc. (The)	2.2%
Verizon Communications, Inc.	2.1%
CapitalOne Financial Corp.	2.1%
Suncor Energy, Inc.	2.1%
Other Holdings*	72.0%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of July 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide HighMark Value Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	13.45%	15.17%	7.13%	–
	w/ SC3	7.23%	13.86%	6.53%	–
Class C1	w/o SC2	12.72%	14.48%	6.49%	–
	w/ SC4	11.72%	14.48%	6.49%	–
Class U5		13.87%	15.55%	7.45%	–
Institutional Service Class[1,5,6]		13.76%	15.47%	7.41%	–
Institutional Class[5]		–	–	–	9.77%	[7]*
S&P 500® Index		16.94%	16.79%	8.00%	–
Russell 1000® Value Index		15.47%	16.97%	7.99%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio*
Class A	1.25%
Class C	1.81%
Class U	0.75%
Institutional Service Class	1.00%
Institutional Class	0.75%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide HighMark Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Value Fund versus the S&P 500® Index, the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Value Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,080.30	5.21	1.01
	Hypothetical	(a)(b)	1,000.00	1,019.79	5.06	1.01
Class C Shares	Actual	(a)	1,000.00	1,075.90	9.11	1.77
	Hypothetical	(a)(b)	1,000.00	1,016.02	8.85	1.77
Class U Shares	Actual	(a)	1,000.00	1,081.90	3.72	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.61	0.72
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,082.00	3.97	0.77
	Hypothetical	(a)(b)	1,000.00	1,020.98	3.86	0.77
Institutional Class Shares	Actual	(a)	1,000.00	1,081.30	3.72	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.61	0.72

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide HighMark Value Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 3.3%
Airbus Group NV	87,160	$5,057,041
Raytheon Co.	33,650	3,054,410
United Technologies Corp.	31,160	3,276,474

		11,387,925

Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	55,980	5,435,098

Auto Components 1.2%
TRW Automotive Holdings Corp.*	40,190	4,111,035

Banks 9.5%
BB&T Corp.	97,145	3,596,308
CIT Group, Inc.	100,665	4,943,658
Citigroup, Inc.	203,820	9,968,836
JPMorgan Chase & Co.	242,190	13,967,098

		32,475,900

Beverages 1.8%
Carlsberg A/S, ADR-DK	324,600	6,206,352

Capital Markets 8.3%
Bank of New York Mellon Corp. (The)	125,020	4,880,781
Blackstone Group LP (The)	94,730	3,095,776
Franklin Resources, Inc.	58,440	3,164,526
Goldman Sachs Group, Inc. (The)	44,100	7,623,567
Lazard Ltd., Class A	75,705	3,959,372
UBS AG REG*	321,495	5,520,069

		28,244,091

Chemicals 0.9%
Mosaic Co. (The)	67,330	3,104,586

Communications Equipment 1.6%
QUALCOMM, Inc.	72,185	5,320,035

Construction & Engineering 0.7%
Chicago Bridge & Iron Co. NV	40,890	2,425,595

Consumer Finance 2.1%
Capital One Financial Corp.	88,675	7,053,210

Diversified Financial Services 2.9%
Intercontinental Exchange, Inc.	33,250	6,391,315
Pargesa Holding SA-Bearer Shares	42,660	3,610,945

		10,002,260

Diversified Telecommunication Services 2.1%
Verizon Communications, Inc.	142,970	7,208,547

Electrical Equipment 1.3%
Eaton Corp. PLC	65,160	4,425,667

Common Stocks 98.2% (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 1.1%
Hitachi Ltd., ADR-JP	49,200	$3,892,212

Energy Equipment & Services 1.7%
Ensco PLC, Class A	50,100	2,537,565
National Oilwell Varco, Inc.	40,295	3,265,507

		5,803,072

Food Products 1.6%
Mondelez International, Inc., Class A	152,075	5,474,700

Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	59,125	4,416,046
Hologic, Inc.*	137,530	3,585,407

		8,001,453

Health Care Providers & Services 4.9%
Express Scripts Holding Co.*	59,140	4,119,101
HCA Holdings, Inc.*	91,560	5,979,783
UnitedHealth Group, Inc.	82,595	6,694,325

		16,793,209

Household Products 3.8%
Henkel AG & Co. KGaA, ADR-DE	26,590	2,532,432
Procter & Gamble Co. (The)	134,795	10,422,349

		12,954,781

Industrial Conglomerates 0.9%
Jardine Matheson Holdings Ltd., ADR-HK	53,120	3,163,296

Information Technology Services 2.3%
International Business Machines Corp.	18,290	3,505,644
Xerox Corp.	321,400	4,261,764

		7,767,408

Insurance 3.2%
American International Group, Inc.	118,480	6,158,590
MetLife, Inc.	90,515	4,761,089

		10,919,679

Internet & Catalog Retail 1.1%
Liberty Interactive Corp., Series A*	130,100	3,649,305

Machinery 3.4%
CNH Industrial NV (a)	216,047	1,989,793
Joy Global, Inc. (a)	58,570	3,470,858
Stanley Black & Decker, Inc.	44,580	3,898,521
Timken Co. (The)	47,850	2,119,755

		11,478,927

Media 5.9%
Comcast Corp., Class A	104,910	5,609,538
DIRECTV*	24,010	2,066,060

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Value Fund (Continued)

Common Stocks 98.2% (continued)

	Shares	Market Value

Media (continued)
Gannett Co., Inc.	85,500	$2,797,560
Liberty Media Corp., Series A*	54,860	2,579,335
News Corp., Class A*	165,360	2,918,604
Time Warner, Inc.	48,190	4,000,734

		19,971,831

Metals & Mining 0.3%
TimkenSteel Corp.*	23,920	1,040,759

Multiline Retail 1.6%
Target Corp.	88,965	5,301,424

Oil, Gas & Consumable Fuels 10.3%
Apache Corp.	45,290	4,649,471
Chevron Corp.	97,925	12,655,827
Occidental Petroleum Corp.	64,260	6,278,845
Phillips 66	56,220	4,560,004
Suncor Energy, Inc.	170,960	7,021,327

		35,165,474

Paper & Forest Products 1.1%
International Paper Co.	75,170	3,570,575

Pharmaceuticals 4.6%
Pfizer, Inc.	401,710	11,529,077
Roche Holding AG, ADR-CH	109,320	3,971,049

		15,500,126

Real Estate Investment Trusts (REITs) 1.1%
Weyerhaeuser Co.	121,190	3,795,671

Road & Rail 1.1%
Hertz Global Holdings, Inc.*	133,915	3,779,081

Semiconductors & Semiconductor Equipment 0.8%
Marvell Technology Group Ltd.	213,300	2,845,422

Software 3.9%
Microsoft Corp.	130,652	5,638,941
Oracle Corp.	190,990	7,714,086

		13,353,027

Technology Hardware, Storage & Peripherals 2.5%
EMC Corp.	153,300	4,491,690
Western Digital Corp.	41,340	4,126,972

		8,618,662

Tobacco 1.3%
Philip Morris International, Inc.	55,475	4,549,505

Trading Companies & Distributors 0.0%†
Veritiv Corp.*	1,451	57,935

Total Common Stocks (cost $295,023,518)		334,847,835

Preferred Stock 0.8%

	Shares	Market Value

Automobiles 0.8%
Porsche Automobil Holding SE	31,000	$2,897,544

Total Preferred Stock (cost $2,668,761)		2,897,544

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (b)(c)	319,930	319,930

Total Mutual Fund (cost $319,930)		319,930

Repurchase Agreement 0.9%

	Principal Amount

Royal Bank of Canada, 0.06%, dated 07/31/14, due 08/01/14, repurchase price $2,954,475, collateralized by a U.S. Treasury Note, 0.63%, maturing 09/30/17; total market value $3,014,785. (c)	$2,954,470	2,954,470

Total Repurchase Agreement (cost $2,954,470)		2,954,470

Total Investments (cost $300,966,679) (d) — 100.0%		341,019,779

Liabilities in excess of other assets — 0.0%†		(99,908)

NET ASSETS — 100.0%		$340,919,871

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at July 31, 2014. The total value of securities on loan at July 31, 2014 was $3,205,638.

(b)	Represents 7-day effective yield as of July 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of July 31, 2014 was $3,274,400.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Value Fund (Continued)

A/S	Minimum Capital Public Traded Company

CH	Switzerland

DE	Germany

DK	Denmark

HK	Hong Kong

JP	Japan

KGaA	Limited Partnership with shares

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Value Fund
Assets:
Investments, at value* (cost $298,012,209)	$338,065,309
Repurchase agreement, at value (cost $2,954,470)	2,954,470

Total Investments, at value (total cost $300,966,679)	341,019,779

Cash	3,172,419
Dividends receivable	384,110
Security lending income receivable	1,429
Receivable for investments sold	4,276,375
Receivable for capital shares issued	50,524
Reclaims receivable	237,908
Prepaid expenses	10,628

Total Assets	349,153,172

Liabilities:
Payable for investments purchased	4,265,496
Payable for capital shares redeemed	307,043
Payable upon return of securities loaned (Note 2)	3,274,400
Accrued expenses and other payables:
Investment advisory fees	178,889
Fund administration fees	17,169
Distribution fees	22,028
Administrative servicing fees	116,369
Accounting and transfer agent fees	9,763
Trustee fees	780
Custodian fees	2,345
Compliance program costs (Note 3)	994
Professional fees	23,707
Printing fees	10,882
Other	3,436

Total Liabilities	8,233,301

Net Assets	$340,919,871

Represented by:
Capital	$275,875,201
Accumulated distributions in excess of net investment income	(240,904)
Accumulated net realized gains from investments and foreign currency transactions	25,233,981
Net unrealized appreciation/(depreciation) from investments	40,053,100
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,507)

Net Assets	$340,919,871

Net Assets:
Class A Shares	$86,074,940
Class C Shares	3,598,207
Class U Shares	134,180,244
Institutional Service Class Shares	117,053,763
Institutional Class Shares	12,717

Total	$340,919,871

*	Includes value of securities on loan of $3,205,638 (Note 2).

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,245,075
Class C Shares	228,734
Class U Shares	8,127,735
Institutional Service Class Shares	7,096,227
Institutional Class Shares	771

Total	20,698,542

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.41
Class C Shares (b)	$15.73
Class U Shares	$16.51
Institutional Service Class Shares	$16.50
Institutional Class Shares	$16.49
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.41

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Value Fund
INVESTMENT INCOME:
Dividend income	$6,738,102
Income from securities lending (Note 2)	21,665
Foreign tax withholding	(73,300)

Total Income	6,686,467

EXPENSES:
Investment advisory fees	2,078,278
Fund administration fees	268,339
Distribution fees Class A	222,678
Distribution fees Class B (a)	831
Distribution fees Class C	37,894
Administrative servicing fees Class A	132,247
Administrative servicing fees Class B (a)	277
Administrative servicing fees Class C	946
Administrative servicing fees Institutional Service Class (b)	188,477
Registration and filing fees	51,261
Professional fees	47,124
Printing fees	36,815
Trustee fees	8,123
Custodian fees	15,769
Accounting and transfer agent fees	55,968
Compliance program costs (Note 3)	1,957
Other	28,586

Total expenses before earnings credit, fees waived, and expenses reimbursed	3,175,570

Earnings credit (Note 5)	(121)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(11,137)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(16,216)
Expenses reimbursed by adviser (Note 3)	(18,823)

Net Expenses	3,129,273

NET INVESTMENT INCOME	3,557,194

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	51,700,042
Net realized losses from foreign currency transactions (Note 2)	(16,668)

Net realized gains from investments and foreign currency transactions	51,683,374

Net change in unrealized appreciation/(depreciation) from investments	(11,234,162)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,715)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(11,238,877)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	40,444,497

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,001,691

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Value Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$3,557,194		$4,221,800
Net realized gains from investments and foreign currency transactions	51,683,374		64,996,092
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(11,238,877)		15,236,336

Change in net assets resulting from operations	44,001,691		84,454,228

Distributions to Shareholders From:
Net investment income:
Class A	(1,111,182)		(868,709)
Class B (a)	–		(4,739)
Class C	(38,056)		(18,375)
Class U	(1,868,788)		(1,503,776)
Institutional Service Class (b)	(1,607,865)		(1,859,523)
Institutional Class	(172	)(c)	–
Net realized gains:
Class A	(16,926,608)		(6,894,754)
Class B (a)	–		(82,018)
Class C	(739,307)		(303,289)
Class U	(24,016,009)		(8,404,072)
Institutional Service Class (b)	(22,294,154)		(12,447,024)
Institutional Class	(2,209	)(c)	–

Change in net assets from shareholder distributions	(68,604,350)		(32,386,279)

Change in net assets from capital transactions	16,457,627		(38,328,884)

Change in net assets	(8,145,032)		13,739,065

Net Assets:
Beginning of year	349,064,903		335,325,838

End of year	$340,919,871		$349,064,903

Accumulated distributions in excess of net investment income at end of year	$(240,904)		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$798,425		$1,347,842
Proceeds from shares issued from class conversion	822,072		–
Dividends reinvested	16,978,066		7,275,918
Cost of shares redeemed	(14,951,547)		(15,745,647)

Total Class A Shares	3,647,016		(7,121,887)

Class B Shares (Note 12)(a)
Proceeds from shares issued	–		–
Dividends reinvested	–		83,105
Cost of shares redeemed in class conversion	(822,072)		–
Cost of shares redeemed	(91,813)		(493,107)

Total Class B Shares	(913,885)		(410,002)

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 12)
Proceeds from shares issued	$238,331	$187,337
Dividends reinvested	757,325	308,590
Cost of shares redeemed	(935,072)	(977,349)

Total Class C Shares	60,584	(481,422)

Class U Shares (Note 12)
Proceeds from shares issued	12,064,380	16,337,730
Dividends reinvested	25,884,797	9,907,841
Cost of shares redeemed	(18,564,191)	(19,448,653)

Total Class U Shares	19,384,986	6,796,918

Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	23,356,001	14,668,770
Dividends reinvested	21,556,339	12,856,808
Cost of shares redeemed	(50,647,347)	(64,638,069)

Total Institutional Service Class Shares	(5,735,007)	(37,112,491)

Institutional Class Shares
Proceeds from shares issued	11,552 (c)	–
Dividends reinvested	2,381 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	13,933 (c)	–

Change in net assets from capital transactions	$16,457,627	$(38,328,884)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	47,358	80,730
Issued in class conversion	44,700	–
Reinvested	1,114,778	475,129
Redeemed	(887,447)	(947,843)

Total Class A Shares	319,389	(391,984)

Class B Shares (Note 12)(a)
Issued	–	–
Reinvested	–	5,587
Redeemed in class conversion	(45,886)	–
Redeemed	(5,185)	(30,498)

Total Class B Shares	(51,071)	(24,911)

Class C Shares (Note 12)
Issued	13,993	11,314
Reinvested	51,659	20,853
Redeemed	(56,724)	(61,093)

Total Class C Shares	8,928	(28,926)

Class U Shares (Note 12)
Issued	719,034	980,824
Reinvested	1,692,923	642,770
Redeemed	(1,097,881)	(1,167,646)

Total Class U Shares	1,314,076	455,948

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12)(b)
Issued	1,440,596		887,082
Reinvested	1,410,756		837,907
Redeemed	(2,990,528)		(3,850,323)

Total Institutional Service Class Shares	(139,176)		(2,125,334)

Institutional Class Shares
Issued	615	(c)	–
Reinvested	156	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	771	(c)	–

Total change in shares	1,452,917		(2,115,207)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$18.10	0.14	2.00	2.14	(0.24)	(3.59)	(3.83)	$16.41	13.45%	$86,074,940	1.13%	0.80%	1.15%	58.15%
Year Ended July 31, 2013 (g)	$15.67	0.16	3.80	3.96	(0.16)	(1.37)	(1.53)	$18.10	27.18%	$89,153,591	1.25%	0.98%	1.36%	55.00%
Year Ended July 31, 2012 (g)	$16.05	0.18	0.27	0.45	(0.18)	(0.65)	(0.83)	$15.67	3.28%	$83,338,902	1.26%	1.20%	1.39%	44.00%	(h)
Year Ended July 31, 2011 (g)	$13.61	0.15	2.57	2.72	(0.28)	–	(0.28)	$16.05	20.12%	$71,163,994	1.27%	0.99%	1.38%	26.00%
Year Ended July 31, 2010 (g)	$12.14	0.23	1.37	1.60	(0.13)	–	(0.13)	$13.61	13.18%	$72,131,888	1.25%	1.70%	1.36%	12.00%

Class C Shares
Year Ended July 31, 2014 (g)	$17.55	0.03	1.92	1.95	(0.18)	(3.59)	(3.77)	$15.73	12.72%	$3,598,207	1.77%	0.16%	1.77%	58.15%
Year Ended July 31, 2013 (g)	$15.25	0.06	3.69	3.75	(0.08)	(1.37)	(1.45)	$17.55	26.37%	$3,857,499	1.85%	0.38%	1.86%	55.00%
Year Ended July 31, 2012 (g)	$15.63	0.09	0.27	0.36	(0.09)	(0.65)	(0.74)	$15.25	2.70%	$3,792,235	1.86%	0.60%	1.89%	44.00%	(h)
Year Ended July 31, 2011 (g)	$13.26	0.06	2.51	2.57	(0.20)	–	(0.20)	$15.63	19.48%	$2,503,285	1.87%	0.39%	1.88%	26.00%
Year Ended July 31, 2010 (g)	$11.84	0.15	1.32	1.47	(0.05)	–	(0.05)	$13.26	12.50%	$2,547,983	1.85%	1.10%	1.86%	12.00%

Class U Shares
Year Ended July 31, 2014 (g)	$18.17	0.20	2.01	2.21	(0.28)	(3.59)	(3.87)	$16.51	13.87%	$134,180,244	0.74%	1.19%	0.75%	58.15%
Year Ended July 31, 2013 (g)	$15.72	0.23	3.81	4.04	(0.22)	(1.37)	(1.59)	$18.17	27.69%	$123,771,869	0.85%	1.38%	0.86%	55.00%
Period Ended July 31, 2012 (g)(i)	$14.85	0.14	0.85	0.99	(0.12)	–	(0.12)	$15.72	6.70%	$99,929,775	0.86%	1.60%	0.89%	44.00%	(h)

Institutional Service Class Shares (j)
Year Ended July 31, 2014 (g)	$18.16	0.18	2.01	2.19	(0.26)	(3.59)	(3.85)	$16.50	13.76%	$117,053,763	0.88%	1.04%	0.90%	58.15%
Year Ended July 31, 2013 (g)	$15.71	0.21	3.81	4.02	(0.20)	(1.37)	(1.57)	$18.16	27.54%	$131,380,766	0.99%	1.24%	1.11%	55.00%
Year Ended July 31, 2012 (g)	$16.09	0.22	0.27	0.49	(0.22)	(0.65)	(0.87)	$15.71	3.50%	$147,100,903	1.00%	1.46%	1.14%	44.00%	(h)
Year Ended July 31, 2011 (g)	$13.64	0.19	2.57	2.76	(0.31)	–	(0.31)	$16.09	20.50%	$234,784,893	1.02%	1.24%	1.13%	26.00%
Year Ended July 31, 2010 (g)	$12.17	0.26	1.37	1.63	(0.16)	–	(0.16)	$13.64	13.43%	$228,162,137	1.00%	1.95%	1.11%	12.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(k)	$18.83	0.17	1.36	1.53	(0.28)	(3.59)	(3.87)	$16.49	9.77%	$12,717	0.73%	1.20%	0.73%	58.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Excludes merger activity.
(i)	For the period from January 4, 2012 (commencement of operations) through July 31, 2012.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended July 31, 2014, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 12.69%* versus 15.47% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 455 funds as of July 31, 2014) was 13.24% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The U.S. economy exhibited fairly robust expansion in the second half of 2013, but hit a speed bump in the first quarter of 2014 as unusually harsh winter conditions gripped much of North America. The climatic effects appear to have been temporary, with economic data signaling an expansion that is back on track for the second quarter of 2014. U.S. equities performed well during the Fund’s fiscal year ended July 31, 2014, with growth-oriented strategies generally outperforming value approaches. From a factor perspective, larger-capitalization stocks exhibiting high volatility and strong price momentum characteristics produced relatively strong performance during the Fund’s fiscal year. The Fund is managed with a more conservative exposure to lower-beta, dividend-paying stocks, which acted as a drag on Fund performance relative to the Fund’s benchmark during the reporting period.

The Fund began its fiscal year with an allocation to utilities stocks that was about 1.0% greater than that of the Fund’s benchmark, and the sector provided the lowest return for the fiscal year. The Fund’s exposure to utilities was reduced to an underweight position by fiscal year-end in recognition of the improving economy. Nevertheless, the initial overweight to utilities cost the Fund relative performance against its benchmark for the fiscal-year period ended July 31, 2014.

An overweight in the Fund to real estate investment trusts (REITs) during the reporting period detracted from Fund performance as

REITs underperformed along with other

interest-rate-sensitive sectors such as utilities and telecommunications. In particular, two REITs held by the Fund underperformed: Rayonier Inc. and Home Properties, Inc. Timberland manager Rayonier declined after missing earnings and cost the Fund 0.37% of total return before it was removed from the portfolio. Home Properties fell during the reporting period and cost the Fund 0.16% of relative performance; the stock was removed in early April 2014 after it recovered from its lows in December 2013. The portfolio’s exposure to REITs supplies higher yield and provides an important defensive play in a market downturn such as was seen in January 2014.

The Fund began the fiscal year with an under-allocation to health-care stocks, but added positions that brought it back in line with the benchmark by the end of July 2014. The Fund’s stock selection in the sector detracted from relative Fund performance for the reporting period. A Fund holding in Pfizer Inc. returned only 1.56% and cost 0.16% of relative Fund performance; a lack of exposure to Forest Laboratories, Inc., which appreciated 129% during the reporting period, subtracted 0.15% from relative Fund performance for the period. In addition, the Fund held no health-care providers during the reporting period, which produced a Fund performance shortfall, as the industry appreciated more than 23% on a weighted average basis in the Russell 1000 Value Index.

The Fund’s largest overweight by sector allocation during the reporting period was to the industrials sector, primarily through Fund holdings in the aerospace and defense and commercial services and supply industries. The industrials sector outperformed the broad market, and stock selection in the sector added to relative Fund performance. The Fund was overweight aerospace and defense industry stocks that returned 31.7% for the fiscal-year period versus a return of 25.7% for the industry within the Russell 1000 Value Index. The portfolio benefited from large positions in The Boeing Co. and Lockheed Martin Corp., which are not held in the benchmark, as well as portfolio holdings in Northrop Grumman Corp. and Raytheon Co., which are benchmark constituents. In the

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

commercial services and supply industry, a Fund position in commercial printer Deluxe Corp. appreciated 37.1% during the reporting period, and a Fund holding in business solutions provider Pitney Bowes Inc. returned 17.8% from its addition to the Fund at the end of December 2013 through the end of the Fund’s fiscal year.

The Fund began the fiscal year with a large underweight to information technology stocks, but added to the sector during the course of the reporting period in anticipation of an improving economy. Two top contributors to the Fund’s performance were Fund holdings in Hewlett-Packard Co., which was up 70.3% from its purchase in early October 2013 through the end of the Fund’s fiscal year, and Lexmark International, Inc., which appreciated 37.3% from its addition to the portfolio in late December 2013 through July 31, 2014.

Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very-high-yielding, bond-like equities and focus more on companies that exhibit strong dividend growth and benefit from an improving economy. This view is reflected in the composition of the portfolio, which has lowered its exposure to the more defensive sectors such as utilities and consumer staples and increased exposure to the more cyclically sensitive information technology, materials and energy sectors.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

The Fund is subject to the risks of investing in equity securities and fixed-income securities. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Equity Income Fund

Objective

The Fund seeks total return from income and capital appreciation.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 12.69%, underperforming its benchmark by 2.78% and the Lipper peer category median by 0.55%.

•	The Fund is managed with a more conservative exposure to lower-beta, dividend-paying stocks, which acted as a drag on Fund performance relative to the Fund’s benchmark during the reporting period.

•

Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very-high-yielding, bond-like equities and focus more on companies that exhibit strong dividend growth and benefit from an improving economy.

Asset Allocation†

Common Stocks	97.0%
Exchange Traded Fund	2.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Holdings††

ConocoPhillips	4.4%
Exxon Mobil Corp.	4.1%
Wells Fargo & Co.	4.1%
Johnson & Johnson	4.0%
Chevron Corp.	3.3%
Pfizer, Inc.	2.9%
JPMorgan Chase & Co.	2.7%
General Electric Co.	2.6%
Vanguard Value ETF	2.4%
Travelers Cos., Inc. (The)	2.3%
Other Holdings	67.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	12.7%
Banks	11.1%
Insurance	9.7%
Pharmaceuticals	8.9%
Real Estate Investment Trusts (REITs)	7.2%
Health Care Equipment & Supplies	5.1%
Aerospace & Defense	4.9%
Technology Hardware, Storage & Peripherals	4.8%
Diversified Telecommunication Services	3.2%
Commercial Services & Supplies	2.8%
Other Industries	29.6%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	12.69%	16.63%	6.43%	[3]
	w/ SC4	6.49%	15.30%	5.79%	[3]
Class C1	w/o SC2	12.00%	15.90%	5.83%	[3]
	w/ SC5	11.00%	15.90%	5.83%	[3]
Institutional Service Class[1,6,7]		13.05%	16.82%	6.52%	[3]
Institutional Class[6]		–	–	12.19%	[8]*
Russell 1000® Value Index		15.47%	16.97%	7.99%
CPI		1.99%	2.04%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of April 1, 2005.

[4]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.97%	1.15%
Class C	2.47%	1.75%
Institutional Service Class	1.72%	0.90%
Institutional Class	1.47%	0.75%

*	Current effective prospectus dated September 16, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund since inception* through 7/31/14 versus the Russell 1000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Ziegler Equity Income Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,087.00	5.07	0.98
	Hypothetical(a)(b)		1,000.00	1,019.93	4.91	0.98
Class C Shares	Actual	(a)	1,000.00	1,084.00	9.04	1.75
	Hypothetical(a)(b)		1,000.00	1,016.12	8.75	1.75
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,088.40	4.35	0.84
	Hypothetical(a)(b)		1,000.00	1,020.63	4.21	0.84
Institutional Class Shares	Actual	(a)	1,000.00	1,089.30	3.32	0.64
	Hypothetical(a)(b)		1,000.00	1,021.62	3.21	0.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Ziegler Equity Income Fund

Common Stocks 97.0%

	Shares	Market Value

Aerospace & Defense 4.9%
Boeing Co. (The)	48,360	$5,826,413
Lockheed Martin Corp.	35,436	5,916,749
Northrop Grumman Corp.	42,832	5,279,900

		17,023,062

Automobiles 1.5%
Ford Motor Co.	310,661	5,287,450

Banks 11.0%
Fifth Third Bancorp	162,031	3,318,395
JPMorgan Chase & Co.	160,393	9,249,864
PNC Financial Services Group, Inc. (The)	81,841	6,756,793
U.S. Bancorp	121,932	5,124,802
Wells Fargo & Co.	277,185	14,108,717

		38,558,571

Beverages 1.2%
Dr Pepper Snapple Group, Inc.	73,230	4,302,995

Capital Markets 1.3%
Goldman Sachs Group, Inc. (The)	27,218	4,705,176

Chemicals 1.5%
LyondellBasell Industries NV, Class A	48,280	5,129,750

Commercial Services & Supplies 2.8%
Deluxe Corp.	89,764	4,937,918
Pitney Bowes, Inc.	179,236	4,850,126

		9,788,044

Communications Equipment 2.4%
Cisco Systems, Inc.	161,486	4,074,292
Harris Corp.	62,540	4,269,606

		8,343,898

Diversified Telecommunication Services 3.2%
AT&T, Inc.	124,102	4,416,790
Verizon Communications, Inc.	133,298	6,720,885

		11,137,675

Electric Utilities 2.6%
Edison International	105,389	5,775,317
Westar Energy, Inc.	95,346	3,436,270

		9,211,587

Gas Utilities 1.5%
Southwest Gas Corp.	108,152	5,356,769

Health Care Equipment & Supplies 5.1%
Abbott Laboratories	105,799	4,456,254
Baxter International, Inc.	49,780	3,718,068
Becton, Dickinson and Co.	43,350	5,039,004
St. Jude Medical, Inc.	69,175	4,509,518

		17,722,844

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 0.9%
DineEquity, Inc.	40,102	$3,250,267

Household Durables 1.6%
Garmin Ltd.	103,665	5,705,722

Household Products 0.9%
Kimberly-Clark Corp.	31,390	3,260,479

Industrial Conglomerates 2.6%
General Electric Co.	358,341	9,012,276

Insurance 9.6%
ACE Ltd.	64,796	6,486,080
Allstate Corp. (The)	116,332	6,799,605
American Financial Group, Inc.	76,183	4,265,486
Assurant, Inc.	53,152	3,367,711
Chubb Corp. (The)	54,959	4,765,495
Travelers Cos., Inc. (The)	89,477	8,013,560

		33,697,937

Machinery 2.1%
Caterpillar, Inc.	39,332	3,962,699
Deere & Co.	37,702	3,208,817

		7,171,516

Media 1.0%
Time Warner, Inc.	41,907	3,479,119

Multiline Retail 1.4%
Macy’s, Inc.	81,688	4,720,750

Oil, Gas & Consumable Fuels 12.6%
Chevron Corp.	87,883	11,357,999
ConocoPhillips	183,614	15,148,155
Exxon Mobil Corp.	144,746	14,321,169
Williams Cos., Inc. (The)	55,367	3,135,433

		43,962,756

Pharmaceuticals 8.9%
Eli Lilly & Co.	114,861	7,013,412
Johnson & Johnson	138,410	13,853,457
Pfizer, Inc.	353,944	10,158,193

		31,025,062

Real Estate Investment Trusts (REITs) 7.1%
Annaly Capital Management, Inc.	370,593	4,113,582
Apartment Investment & Management Co., Class A	144,265	4,930,978
Chimera Investment Corp.	1,649,758	5,229,733
Macerich Co. (The)	69,245	4,501,617
Weingarten Realty Investors	186,816	6,148,115

		24,924,025

Statement of Investments (Continued)

July 31, 2014

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 0.9%
Norfolk Southern Corp.	30,231	$3,073,284

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	118,021	3,999,731
Texas Instruments, Inc.	104,503	4,833,264

		8,832,995

Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	53,305	5,094,359
Hewlett-Packard Co.	169,378	6,031,550
Lexmark International, Inc., Class A	115,927	5,567,974

		16,693,883

Tobacco 1.1%
Altria Group, Inc.	92,164	3,741,858

Total Common Stocks (cost $318,803,995)		339,119,750

Exchange Traded Fund 2.4%
Equity Fund 2.4%
Vanguard Value ETF	104,063	8,322,959

Total Exchange Traded Fund (cost $8,177,895)		8,322,959

Total Investments (cost $326,981,890) (a) — 99.4%		347,442,709

Other assets in excess of liabilities — 0.6%		2,216,731

NET ASSETS — 100.0%		$349,659,440

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund
Ltd.	Limited
NV	Public Traded Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Ziegler Equity Income Fund
Assets:
Investments, at value (cost $326,981,890)	$347,442,709
Cash	1,812,794
Dividends receivable	634,468
Receivable for capital shares issued	138,333
Prepaid expenses	12,107

Total Assets	350,040,411

Liabilities:
Payable for capital shares redeemed	160,488
Accrued expenses and other payables:
Investment advisory fees	156,406
Fund administration fees	14,112
Distribution fees	10,532
Administrative servicing fees	4,872
Accounting and transfer agent fees	1,934
Trustee fees	789
Custodian fees	2,010
Compliance program costs (Note 3)	373
Professional fees	21,808
Printing fees	3,547
Other	4,100

Total Liabilities	380,971

Net Assets	$349,659,440

Represented by:
Capital	$328,750,436
Accumulated undistributed net investment income	1,116,057
Accumulated net realized losses from investments	(667,872)
Net unrealized appreciation/(depreciation) from investments	20,460,819

Net Assets	$349,659,440

Net Assets:
Class A Shares	$24,092,166
Class C Shares	6,126,678
Institutional Service Class Shares	10,198,392
Institutional Class Shares	309,242,204

Total	$349,659,440

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,801,569
Class C Shares	461,133
Institutional Service Class Shares	760,143
Institutional Class Shares	23,045,780

Total	26,068,625

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.37
Class C Shares (b)	$13.29
Institutional Service Class Shares	$13.42
Institutional Class Shares	$13.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$5,080,220
Foreign tax withholding	(2,730)

Total Income	5,077,490

EXPENSES:
Investment advisory fees	888,263
Fund administration fees	131,315
Distribution fees Class A	56,379
Distribution fees Class B (a)	1,001
Distribution fees Class C	54,282
Administrative servicing fees Class A	22,016
Administrative servicing fees Class B (a)	334
Administrative servicing fees Class C	1,420
Administrative servicing fees Institutional Service Class (b)	13,730
Registration and filing fees	54,384
Professional fees	38,111
Printing fees	13,684
Trustee fees	4,978
Custodian fees	7,357
Accounting and transfer agent fees	12,411
Compliance program costs (Note 3)	1,544
Other	11,743

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,312,952

Earnings credit (Note 5)	(60)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(2,395)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(1,063)
Expenses reimbursed by adviser (Note 3)	(18,152)

Net Expenses	1,291,282

NET INVESTMENT INCOME	3,786,208

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,918,720
Net change in unrealized appreciation/(depreciation) from investments	13,248,057

Net realized/unrealized gains from investments	18,166,777

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,952,985

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.

(b) Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$3,786,208		$560,037
Net realized gains from investments	4,918,720		1,256,886
Net change in unrealized appreciation/(depreciation) from investments	13,248,057		3,250,723

Change in net assets resulting from operations	21,952,985		5,067,646

Distributions to Shareholders From:
Net investment income:
Class A	(279,175)		(328,753)
Class B (a)	–		(20,580)
Class C	(34,306)		(54,983)
Institutional Service Class (b)	(124,486)		(188,098)
Institutional Class	(2,255,227	)(c)	–

Change in net assets from shareholder distributions	(2,693,194)		(592,414)

Change in net assets from capital transactions	296,862,982		6,814,801

Change in net assets	316,122,773		11,290,033

Net Assets:
Beginning of year	33,536,667		22,246,634

End of year	$349,659,440		$33,536,667

Accumulated undistributed net investment income at end of year	$1,116,057		$28,689

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$6,141,187		$7,541,853
Proceeds from shares issued from class conversion	1,017,949		–
Dividends reinvested	234,541		275,320
Cost of shares redeemed	(4,989,893)		(2,591,284)

Total Class A Shares	2,403,784		5,225,889

Class B Shares (Note 12)(a)
Proceeds from shares issued	–		20,609
Dividends reinvested	–		19,786
Cost of shares redeemed in class conversion	(1,017,949)		–
Cost of shares redeemed	(79,683)		(398,226)

Total Class B Shares	(1,097,632)		(357,831)

Class C Shares (Note 12)
Proceeds from shares issued	1,980,691		1,818,705
Dividends reinvested	31,563		47,853
Cost of shares redeemed	(984,062)		(568,401)

Total Class C Shares	1,028,192		1,298,157

Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	2,749,801		2,075,494
Dividends reinvested	103,574		157,453
Cost of shares redeemed	(2,284,497)		(1,584,361)

Total Institutional Service Class Shares	568,878		648,586

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.

(b) Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$297,702,325	(c)	$–
Dividends reinvested	2,255,227	(c)	–
Cost of shares redeemed	(5,997,792	)(c)	–

Total Institutional Class Shares	293,959,760	(c)	–

Change in net assets from capital transactions	$296,862,982		$6,814,801

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	481,875		675,181
Issued in class conversion	86,098		–
Reinvested	18,381		25,768
Redeemed	(385,630)		(237,901)

Total Class A Shares	200,724		463,048

Class B Shares (Note 12)(a)
Issued	–		1,935
Reinvested	–		1,867
Redeemed in class conversion	(85,852)		–
Redeemed	(6,754)		(37,017)

Total Class B Shares	(92,606)		(33,215)

Class C Shares (Note 12)
Issued	158,529		159,501
Reinvested	2,497		4,503
Redeemed	(77,197)		(52,124)

Total Class C Shares	83,829		111,880

Institutional Service Class Shares (Note 12)(b)
Issued	213,539		186,993
Reinvested	8,114		14,697
Redeemed	(183,715)		(146,919)

Total Institutional Service Class Shares	37,938		54,771

Institutional Class Shares
Issued	23,345,684	(c)	–
Reinvested	173,255	(c)	–
Redeemed	(473,159	)(c)	–

Total Institutional Class Shares	23,045,780	(c)	–

Total change in shares	23,275,665		596,484

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations				Distributions			Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$12.01	0.25	1.27	1.52	(0.16)	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	45.97%
Year Ended July 31, 2013 (g)	$10.12	0.24	1.91	2.15	(0.26)	(0.26)	$12.01	21.57%	$19,218,955	1.15%	2.23%	1.76%	69.00%
Year Ended July 31, 2012 (g)	$9.18	0.24	0.94	1.18	(0.24)	(0.24)	$10.12	13.12%	$11,518,605	1.15%	2.60%	1.90%	79.00%
Year Ended July 31, 2011 (g)	$7.89	0.25	1.31	1.56	(0.27)	(0.27)	$9.18	19.98%	$9,259,221	1.15%	2.79%	2.00%	78.00%
Year Ended July 31, 2010 (g)	$6.97	0.24	0.88	1.12	(0.20)	(0.20)	$7.89	16.06%	$9,975,601	1.15%	3.03%	2.05%	46.00%

Class C Shares
Year Ended July 31, 2014 (g)	$11.94	0.16	1.27	1.43	(0.08)	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	45.97%
Year Ended July 31, 2013 (g)	$10.07	0.18	1.89	2.07	(0.20)	(0.20)	$11.94	20.79%	$4,504,018	1.75%	1.63%	2.26%	69.00%
Year Ended July 31, 2012 (g)	$9.14	0.19	0.93	1.12	(0.19)	(0.19)	$10.07	12.40%	$2,673,144	1.75%	2.00%	2.40%	79.00%
Year Ended July 31, 2011 (g)	$7.85	0.19	1.32	1.51	(0.22)	(0.22)	$9.14	19.37%	$2,431,052	1.75%	2.19%	2.50%	78.00%
Year Ended July 31, 2010 (g)	$6.94	0.19	0.87	1.06	(0.15)	(0.15)	$7.85	15.22%	$2,193,955	1.75%	2.43%	2.55%	46.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$12.04	0.27	1.29	1.56	(0.18)	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	45.97%
Year Ended July 31, 2013 (g)	$10.15	0.27	1.90	2.17	(0.28)	(0.28)	$12.04	21.80%	$8,697,861	0.90%	2.48%	1.51%	69.00%
Year Ended July 31, 2012 (g)	$9.21	0.27	0.94	1.21	(0.27)	(0.27)	$10.15	13.38%	$6,777,074	0.88%	2.87%	1.65%	79.00%
Year Ended July 31, 2011 (g)	$7.88	0.28	1.33	1.61	(0.28)	(0.28)	$9.21	20.68%	$5,532,039	0.90%	3.04%	1.75%	78.00%
Year Ended July 31, 2010 (g)	$6.97	0.25	0.83	1.08	(0.17)	(0.17)	$7.88	15.50%	$9,253	0.90%	3.28%	1.80%	46.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$12.15	0.27	1.20	1.47	(0.20)	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended July 31, 2014, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 21.93%* versus 21.52% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 155 funds as of July 31, 2014) was 21.34% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The U.S. economy exhibited fairly robust expansion in the second half of 2013, but hit a speed bump in the first quarter of 2014 as unusually harsh winter conditions gripped much of North America. The climatic effects appear to have been temporary, with economic data signaling an expansion that is back on track for the second quarter of 2014. The S&P 500® Index, a broad market indicator, returned 16.94% for the Fund’s fiscal year and the information technology sector within the S&P 500 Index performed even better, appreciating 28.1% during the same period. Investors have been drawn to the sector by its attractive prospects for future earnings growth. The information technology sector continues to appear attractive versus others sectors in the market; the Fund, with two-thirds of its holdings in technology, is well positioned to take advantage of potential gains. To potentially achieve investment growth, the Fund also provides a level of diversification through holdings in other sectors such as health care, which utilizes important technology.

The Fund is passively managed to the NYSE Arca Tech 100 Index, so performance differences between the Fund and its benchmark are primarily the result of Fund expenses and investor capital flows. Because the Fund is passively managed, it makes no active industry or security-selection bets as an investment strategy; therefore, the Fund’s performance reflects the NYSE Arca Tech 100 Index’s exposure to various industries and the individual stocks in the Index.

The New York Stock Exchange maintains the Index and determines any addition or deletion of constituents, with the decisions generally driven by an annual rebalance or Index member corporate actions. Several corporate actions affected the Index and, thus, the portfolio’s composition during the first half of the Fund’s fiscal year. A consortium of private investors bought BMC Software, Inc. in mid-September; the name was removed from the Index and replaced with Informatica Corp., a global provider of enterprise data integration and data quality software and services. Dell Inc. was removed from the Index at the end of October 2013 when it also was taken private, and was replaced with Fusion-io, Inc., a global provider of storage memory platforms. At the end of January 2014, biotechnology company ViroPharma Inc. was acquired by Shire plc, prompting ViroPharma Inc.’s removal from the Index and replacement with MasterCard Inc., a global transaction processing and payment-related services company.

Additional changes to the Fund’s benchmark constituents occurred in the second half of the Fund’s fiscal year. Life Technologies Corp. was acquired by Thermo Fisher Scientific Inc. in February 2014 and was removed from the Index and replaced with energy service provider Baker Hughes Inc. In May 2014, LSI Corp. was acquired by Avago Technologies Ltd. and was removed from the Index and replaced with signal processing circuit producer Marvell Technology Group Ltd. The Index was rebalanced at the end of May 2014, and Internet service provider Ixia was replaced with global social networker Facebook, Inc. At the end of July 2014, recently added Fusion-io, Inc. was acquired by SanDisk Corp., prompting Fusion-io’s removal from the Index and replacement with Brocade Communications Systems, Inc., a provider of storage area networking (SAN) solutions.

Specific stocks that detracted from Fund performance during the reporting period included a 0.91% portfolio holding in Teradata Corp., which provides data warehousing solutions. Teradata declined 28.7% during the reporting period and detracted 0.39% from the Fund’s total return. A 1.20% Fund position in Citrix Systems, Inc., a global provider of enterprise and online services

Fund Commentary (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

for cloud computing, declined 6.0% and detracted 0.13% from the Fund’s total return.

During the reporting period, the Fund carried a 67% exposure to stocks in the information technology sector, with an 18.0% allocation to software companies serving as the Fund’s largest industry exposure. The 21 stocks in the software industry held by the Index produced a weighted average return of 19.2% for the reporting period and contributed 3.59% to the Fund’s total return. A 1.14% Fund holding in digital media, marketing, print and publishing provider Adobe Systems Inc. appreciated 46.5% and added 0.48% to the Fund’s total return for the reporting period.

Fund holdings are well-diversified across numerous sectors and industries, with 24% of the Fund’s assets invested across 14 companies among four industries within the health-care sector. These investments outside of the “traditional” information technology sector have provided an effective diversification feature that has lowered the historical volatility of the Fund relative to its peers. The Fund’s allocation to the health-are sector contributed 7.36% to the Fund’s total return for the Fund’s fiscal year, led by a 5.3% position in Biogen Idec Inc. that contributed 2.53% to the Fund’s total return. Biogen Idec, which provides therapies for autoimmune diseases and cancer, appreciated 53.3% during the reporting period, bolstered by positive revenue and earnings growth.

During the reporting period, the Fund carried a 4.5% exposure to the aerospace and defense industry within the industrials sector, invested in two stocks: Lockheed Martin Corp., which appreciated 43.9%, and Raytheon Co., which returned 29.7% during the period. In past years, these stocks had fallen out of favor with investors who had discounted them in anticipation of defense spending cuts, but the stocks have been showing surprisingly strong relative earnings growth throughout recent quarters.

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund employs a well-diversified approach for investing in the stocks of companies that represent innovative growth through the development and deployment of technology in their products and services. The technology sector still carries attractive valuations, relative to the broad market, while displaying the potential for higher relative growth in future sales and earnings. Companies providing technological solutions that improve standards of living and increase productivity are expected to benefit from a pickup in the global economy and increased capital spending by companies during the next 12 months.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). High double-digit returns are unusual and cannot be sustained. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting Fund expenses.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 21.93%, outperforming its benchmark by 0.41% and the Lipper peer category median by 0.59%.

•	The Fund is passively managed to the NYSE Arca Tech 100 Index, so performance differences between the Fund and its benchmark are primarily the result of Fund expenses and investor capital flows.

•

During the reporting period, the Fund carried a 67% exposure to stocks in the information technology sector, with an 18.0% allocation to software companies serving as the Fund’s largest industry exposure.

Asset Allocation†

Common Stocks	98.2%
Exchange Traded Fund	1.3%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Software	17.0%
Information Technology Services	14.1%
Semiconductors & Semiconductor Equipment	10.4%
Communications Equipment	9.7%
Biotechnology	9.6%
Technology Hardware, Storage & Peripherals	6.4%
Internet Software & Services	5.9%
Pharmaceuticals	5.7%
Aerospace & Defense	4.5%
Health Care Equipment & Supplies	4.4%
Other Industries	12.3%
100.0%

Top Holdings††

Biogen Idec, Inc.	5.8%
Visa, Inc., Class A	3.7%
International Business Machines Corp.	3.3%
Lockheed Martin Corp.	2.9%
Amgen, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
Valeant Pharmaceuticals International, Inc.	2.0%
F5 Networks, Inc.	2.0%
Schlumberger Ltd.	1.9%
Western Digital Corp.	1.7%
Other Holdings	72.4%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	21.93%	19.02%	10.36%	–
	w/ SC3	15.22%	17.68%	9.74%	–
Class C1	w/o SC2	21.13%	18.30%	9.61%	–
	w/ SC4	20.13%	18.30%	9.61%	–
Institutional Service Class[1,5,6]		22.20%	19.34%	10.51%	–
Institutional Class[5]		–	–	–	16.23%	[7]*
NYSE Arca Tech 100 Index®		21.52%	19.06%	10.64%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.10%	1.08%
Class C	1.67%	1.67%
Institutional Service Class	0.85%	0.83%
Institutional Class	0.60%	0.60%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,070.00	4.05	0.79
	Hypothetical(a)(b)		1,000.00	1,020.88	3.96	0.79
Class C Shares	Actual	(a)	1,000.00	1,066.20	7.89	1.54
	Hypothetical(a)(b)		1,000.00	1,017.16	7.70	1.54
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,071.30	2.93	0.57
	Hypothetical(a)(b)		1,000.00	1,021.97	2.86	0.57
Institutional Class Shares	Actual	(a)	1,000.00	1,071.60	2.41	0.47
	Hypothetical(a)(b)		1,000.00	1,022.46	2.36	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Statement of Investments

July 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 4.5%
Lockheed Martin Corp.	51,300	$8,565,561
Raytheon Co.	51,300	4,656,501

		13,222,062

Biotechnology 9.6%
Amgen, Inc.	51,300	6,535,107
Biogen Idec, Inc.*	51,300	17,154,207
Gilead Sciences, Inc.*	51,300	4,696,515

		28,385,829

Communications Equipment 9.6%
ARRIS Group, Inc.*	51,300	1,752,921
Brocade Communications Systems, Inc.	51,300	472,473
Ciena Corp.*	51,300	1,001,889
Cisco Systems, Inc.	51,300	1,294,299
Comtech Telecommunications Corp.	51,300	1,733,940
F5 Networks, Inc.*	51,300	5,775,867
Harmonic, Inc.*	51,300	307,800
Harris Corp.	51,300	3,502,251
InterDigital, Inc.	51,300	2,261,817
JDS Uniphase Corp.*	51,300	608,931
Juniper Networks, Inc.*	51,300	1,207,602
Motorola Solutions, Inc.	51,300	3,266,784
Polycom, Inc.*	51,300	657,666
QUALCOMM, Inc.	51,300	3,780,810
Riverbed Technology, Inc.*	51,300	918,270

		28,543,320

Diversified Telecommunication Services 0.6%
AT&T, Inc.	51,300	1,825,767

Electronic Equipment, Instruments & Components 2.6%
Amphenol Corp., Class A	51,300	4,933,521
Corning, Inc.	51,300	1,008,045
FLIR Systems, Inc.	51,300	1,707,264

		7,648,830

Energy Equipment & Services 4.2%
Baker Hughes, Inc.	51,300	3,527,901
Halliburton Co.	51,300	3,539,187
Schlumberger Ltd.	51,300	5,560,407

		12,627,495

Health Care Equipment & Supplies 4.4%
Baxter International, Inc.	51,300	3,831,597
Boston Scientific Corp.*	51,300	655,614
CONMED Corp.	51,300	2,000,700
Medtronic, Inc.	51,300	3,167,262
St. Jude Medical, Inc.	51,300	3,344,247

		12,999,420

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 14.0%
Amdocs Ltd.	51,300	$2,325,942
Automatic Data Processing, Inc.	51,300	4,171,203
Computer Sciences Corp.	51,300	3,200,607
DST Systems, Inc.	51,300	4,620,591
International Business Machines Corp.	51,300	9,832,671
MasterCard, Inc., Class A	51,300	3,803,895
Teradata Corp.*	51,300	2,162,808
Visa, Inc., Class A	51,300	10,824,813
Xerox Corp.	51,300	680,238

		41,622,768

Internet Software & Services 5.8%
Akamai Technologies, Inc.*	51,300	3,027,726
Digital River, Inc.*	51,300	733,077
eBay, Inc.*	51,300	2,708,640
Facebook, Inc., Class A*	51,300	3,726,945
j2 Global, Inc.	51,300	2,509,596
VeriSign, Inc.*	51,300	2,772,765
Yahoo!, Inc.*	51,300	1,837,053

		17,315,802

Life Sciences Tools & Services 3.1%
Agilent Technologies, Inc.	51,300	2,877,417
Thermo Fisher Scientific, Inc.	51,300	6,232,950

		9,110,367

Pharmaceuticals 5.7%
AstraZeneca PLC, ADR-UK	51,300	3,734,127
Bristol-Myers Squibb Co.	51,300	2,596,806
Novartis AG, ADR-CH	51,300	4,460,022
Valeant Pharmaceuticals International, Inc.*	51,300	6,022,107

		16,813,062

Semiconductors & Semiconductor Equipment 10.3%
Altera Corp.	51,300	1,678,536
Analog Devices, Inc.	51,300	2,546,019
Applied Materials, Inc.	51,300	1,075,248
Broadcom Corp., Class A	51,300	1,962,738
Cypress Semiconductor Corp.*	51,300	518,643
Intel Corp.	51,300	1,738,557
KLA-Tencor Corp.	51,300	3,667,437
Lam Research Corp.	51,300	3,591,000
Linear Technology Corp.	51,300	2,264,125
Marvell Technology Group Ltd.	51,300	684,342
Microchip Technology, Inc.	51,300	2,309,526
NVIDIA Corp.	51,300	897,750
SunEdison, Inc.*	51,300	1,026,000
Teradyne, Inc.	51,300	934,686
Tessera Technologies, Inc.	51,300	1,303,533
Texas Instruments, Inc.	51,300	2,372,625
Xilinx, Inc.	51,300	2,109,969

		30,680,734

Statement of Investments (Continued)

July 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 17.0%
Activision Blizzard, Inc.	51,300	$1,148,094
Adobe Systems, Inc.*	51,300	3,545,343
Autodesk, Inc.*	51,300	2,736,855
CA, Inc.	51,300	1,481,544
Check Point Software Technologies Ltd.*	51,300	3,481,731
Citrix Systems, Inc.*	51,300	3,474,549
Compuware Corp.	51,300	466,830
Informatica Corp.*	51,300	1,627,236
Intuit, Inc.	51,300	4,205,061
Microsoft Corp.	51,300	2,214,108
Open Text Corp.	51,300	2,854,845
Oracle Corp.	51,300	2,072,007
Progress Software Corp.*	51,300	1,189,134
PTC, Inc.*	51,300	1,844,748
Red Hat, Inc.*	51,300	2,981,556
salesforce.com, Inc.*	51,300	2,783,025
SAP SE, ADR-DE	51,300	4,026,537
Symantec Corp.	51,300	1,213,758
Synopsys, Inc.*	51,300	1,937,601
VMware, Inc., Class A*	51,300	5,097,168

		50,381,730

Technology Hardware, Storage & Peripherals 6.4%
EMC Corp.	51,300	1,503,090
Hewlett-Packard Co.	51,300	1,826,793
NetApp, Inc.	51,300	1,992,492
Nokia OYJ, ADR-FI	51,300	406,809
QLogic Corp.*	51,300	466,830
SanDisk Corp.	51,300	4,704,723
Seagate Technology PLC	51,300	3,006,180
Western Digital Corp.	51,300	5,121,279

		19,028,196

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	51,300	1,282,500

Total Common Stocks (cost $152,575,939)		291,487,882

Exchange Traded Fund 1.3%
Equity Fund 1.3%
Powershares QQQ Trust	40,999	3,896,135

Total Exchange Traded Fund (cost $3,720,487)		3,896,135

Total Investments (cost $156,296,426) (a) — 99.5%		295,384,017

Other assets in excess of liabilities — 0.5%		1,385,133

NET ASSETS — 100.0%		$296,769,150

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

DE	Germany

FI	Finland

Ltd.	Limited

OYJ	Public Traded Company

PLC	Public Limited Company

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investments, at value (cost $156,296,426)	$295,384,017
Cash	1,391,530
Dividends receivable	134,571
Receivable for capital shares issued	598,970
Reclaims receivable	32,282
Prepaid expenses	19,223

Total Assets	297,560,593

Liabilities:
Payable for investments purchased	378,846
Payable for capital shares redeemed	120,848
Accrued expenses and other payables:
Investment advisory fees	82,837
Fund administration fees	18,789
Distribution fees	69,636
Administrative servicing fees	53,960
Accounting and transfer agent fees	18,386
Trustee fees	655
Custodian fees	746
Compliance program costs (Note 3)	107
Professional fees	23,265
Printing fees	19,460
Other	3,908

Total Liabilities	791,443

Net Assets	$296,769,150

Represented by:
Capital	$230,292,487
Accumulated undistributed net investment income	457,748
Accumulated net realized losses from investments	(73,068,676)
Net unrealized appreciation/(depreciation) from investments	139,087,591

Net Assets	$296,769,150

Net Assets:
Class A Shares	$244,041,076
Class C Shares	19,986,986
Institutional Service Class Shares	32,435,707
Institutional Class Shares	305,381

Total	$296,769,150

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,652,000
Class C Shares	418,996
Institutional Service Class Shares	613,023
Institutional Class Shares	5,775

Total	5,689,794

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$52.46
Class C Shares (b)	$47.70
Institutional Service Class Shares	$52.91
Institutional Class Shares	$52.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$55.66

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$3,725,032
Foreign tax withholding	(8,280)

Total Income	3,716,752

EXPENSES:
Investment advisory fees	915,150
Fund administration fees	283,917
Distribution fees Class A	583,277
Distribution fees Class B (a)	2,535
Distribution fees Class C	171,839
Administrative servicing fees Class A	302,893
Administrative servicing fees Class B (a)	845
Administrative servicing fees Class C	5,602
Administrative servicing fees Institutional Service Class (b)	35,783
Registration and filing fees	58,862
Professional fees	43,709
Printing fees	58,862
Trustee fees	7,076
Custodian fees	11,327
Accounting and transfer agent fees	94,584
Compliance program costs (Note 3)	1,920
Other	34,665

Total expenses before earnings credit, fees waived, and expenses reimbursed	2,612,846

Earnings credit (Note 5)	(224)
Investment advisory fees waived (Note 3)	(12,386)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(26,555)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(2,309)
Expenses reimbursed by adviser (Note 3)	(4,903)

Net Expenses	2,566,469

NET INVESTMENT INCOME	1,150,283

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,648,692
Net change in unrealized appreciation/(depreciation) from investments	43,924,900

Net realized/unrealized gains from investments	52,573,592

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,723,875

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,150,283		$743,106
Net realized gains from investments	8,648,692		3,953,136
Net change in unrealized appreciation/(depreciation) from investments	43,924,900		44,583,754

Change in net assets resulting from operations	53,723,875		49,279,996

Distributions to Shareholders From:
Net investment income:
Class A	(652,733)		(242,613)
Class B (a)	–		–
Class C	–		–
Institutional Service Class (b)	(158,119)		(28,571)
Institutional Class	(474	)(c)	–

Change in net assets from shareholder distributions	(811,326)		(271,184)

Change in net assets from capital transactions	(1,448,371)		3,236,202

Change in net assets	51,464,178		52,245,014

Net Assets:
Beginning of year	245,304,972		193,059,958

End of year	$296,769,150		$245,304,972

Accumulated undistributed net investment income at end of year	$457,748		$252,717

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$41,502,077		$46,342,546
Proceeds from shares issued from class conversion	2,546,766		–
Dividends reinvested	616,189		226,311
Cost of shares redeemed	(56,249,694)		(48,959,110)

Total Class A Shares	(11,584,662)		(2,390,253)

Class B Shares (Note 12)(a)
Proceeds from shares issued	–		200
Dividends reinvested	–		–
Cost of shares redeemed in class conversion	(2,546,766)		–
Cost of shares redeemed	(327,080)		(1,773,895)

Total Class B Shares	(2,873,846)		(1,773,695)

Class C Shares (Note 12)
Proceeds from shares issued	5,383,789		1,987,025
Dividends reinvested	–		–
Cost of shares redeemed	(2,493,189)		(1,913,649)

Total Class C Shares	2,890,600		73,376

Institutional Service Class Shares (Note 12)(b)
Proceeds from shares issued	17,976,037		14,768,987
Dividends reinvested	148,680		28,036
Cost of shares redeemed	(8,299,349)		(7,470,249)

Total Institutional Service Class Shares	9,825,368		7,326,774

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$464,503	(c)	$–
Dividends reinvested	364	(c)	–
Cost of shares redeemed	(170,698	)(c)	–

Total Institutional Class Shares	294,169	(c)	–

Change in net assets from capital transactions	$(1,448,371)		$3,236,202

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	859,437		1,198,597
Issued in class conversion	57,223		–
Reinvested	13,032		6,211
Redeemed	(1,155,636)		(1,292,345)

Total Class A Shares	(225,944)		(87,537)

Class B Shares (Note 12)(a)
Issued	–		5
Reinvested	–		–
Redeemed in class conversion	(63,898)		–
Redeemed	(8,347)		(52,513)

Total Class B Shares	(72,245)		(52,508)

Class C Shares (Note 12)
Issued	122,156		56,354
Reinvested	–		–
Redeemed	(56,894)		(55,512)

Total Class C Shares	65,262		842

Institutional Service Class Shares (Note 12)(b)
Issued	362,063		385,422
Reinvested	3,086		763
Redeemed	(167,640)		(189,452)

Total Institutional Service Class Shares	197,509		196,733

Institutional Class Shares
Issued	9,044	(c)	–
Reinvested	7	(c)	–
Redeemed	(3,276	)(c)	–

Total Institutional Class Shares	5,775	(c)	–

Total change in shares	(29,643)		57,530

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%	0.93%	21.68%
Year Ended July 31, 2013 (g)	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%	$210,474,970	1.08%	0.37%	1.22%	33.00%
Year Ended July 31, 2012 (g)	$32.07	(0.02)	2.29	2.27	–	–	$34.34	7.05%	$170,515,922	1.08%	(0.07%)	1.27%	30.00%
Year Ended July 31, 2011 (g)	$25.62	(0.05)	6.50	6.45	–	–	$32.07	25.17%	$182,410,113	1.08%	(0.15%)	1.27%	11.00%
Year Ended July 31, 2010 (g)	$22.06	(0.06)	3.62	3.56	–	–	$25.62	16.18%	$162,266,663	1.08%	(0.26%)	1.25%	9.00%

Class C Shares
Year Ended July 31, 2014 (g)	$39.38	-	8.32	8.32	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%)	1.57%	21.68%
Year Ended July 31, 2013 (g)	$31.49	(0.08)	7.97	7.89	–	–	$39.38	25.06%	$13,930,080	1.68%	(0.23%)	1.72%	33.00%
Year Ended July 31, 2012 (g)	$29.58	(0.20)	2.11	1.91	–	–	$31.49	6.42%	$11,111,107	1.68%	(0.67%)	1.77%	30.00%
Year Ended July 31, 2011 (g)	$23.78	(0.21)	6.01	5.80	–	–	$29.58	24.43%	$11,269,283	1.68%	(0.75%)	1.77%	11.00%
Year Ended July 31, 2010 (g)	$20.59	(0.20)	3.39	3.19	–	–	$23.78	15.49%	$10,679,964	1.68%	(0.86%)	1.75%	9.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%	0.68%	21.68%
Year Ended July 31, 2013 (g)	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%	$18,106,198	0.81%	0.64%	0.97%	33.00%
Year Ended July 31, 2012 (g)	$32.26	0.06	2.31	2.37	–	–	$34.63	7.35%	$7,575,853	0.81%	0.20%	1.02%	30.00%
Year Ended July 31, 2011 (g)	$25.69	0.05	6.52	6.57	–	–	$32.26	25.58%	$5,989,789	0.77%	0.16%	1.02%	11.00%
Year Ended July 31, 2010 (g)	$22.06	-	3.63	3.63	–	–	$25.69	16.46%	$311,833	0.83%	(0.01%)	1.00%	9.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%	0.48%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

July 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of July 31, 2014, the Trust operates fifty-six (56) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Geneva Small Cap Growth Fund (“Small Cap Growth”)

- Nationwide HighMark Balanced Fund (“Balanced”)

- Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

- Nationwide HighMark Large Cap Growth Fund (“Large Cap Growth”)

- Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

- Nationwide HighMark Value Fund (“Value”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

Each Fund commenced operations on September 16, 2013 as a result of a tax free reorganization in which Cognitive Value, International Equities, Technology & Science, Mid Cap Growth, Small Cap Growth, Balanced, Large Cap Core Equity, Large Cap Growth, Small Cap Core, Value, Equity Income, and NYSE Arca Tech 100 Index acquired all of the assets, subject to all liabilities and obligations, of the HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Balanced Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Equity Income Fund, and HighMark NYSE Arca Tech 100 Index Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1

Notes to Financial Statements (Continued)

July 31, 2014

measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities

Notes to Financial Statements (Continued)

July 31, 2014

have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings and other market data. Securities valued in this manner are generally categorized as Level 2, consistent with similar valuation techniques and inputs described above for debt and equity securities.

At July 31, 2014, 100% of the market value of Small Cap Growth, Large Cap Core Equity, Large Cap Growth, Equity Income, and NYSE Arca Tech 100 Index were determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of July 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$97,517,820	$—	$—	$97,517,820
Exchange Traded Funds	4,266,408	—	—	4,266,408
Mutual Fund	470,456	—	—	470,456
Repurchase Agreement	—	4,344,544	—	4,344,544
Total	$102,254,684	$4,344,544	$—	$106,599,228

Notes to Financial Statements (Continued)

July 31, 2014

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$881,509	$—	$881,509
Air Freight & Logistics	—	2,879,521	—	2,879,521
Airlines	—	1,933,312	—	1,933,312
Auto Components	1,073,875	7,351,150	—	8,425,025
Automobiles	983,000	3,218,080	—	4,201,080
Banks	6,870,130	25,585,535	—	32,455,665
Biotechnology	—	934,553	—	934,553
Capital Markets	1,942,496	7,366,438	—	9,308,934
Chemicals	—	6,112,361	—	6,112,361
Commercial Services & Supplies	—	1,852,726	—	1,852,726
Communications Equipment	—	996,151	—	996,151
Construction & Engineering	—	8,308,611	—	8,308,611
Construction Materials	—	2,324,762	—	2,324,762
Containers & Packaging	—	4,576,854	—	4,576,854
Diversified Financial Services	—	3,703,090	—	3,703,090
Diversified Telecommunication Services	—	10,967,352	—	10,967,352
Electric Utilities	—	2,269,231	—	2,269,231
Electrical Equipment	—	1,127,180	—	1,127,180
Energy Equipment & Services	—	1,134,466	—	1,134,466
Food & Staples Retailing	—	6,203,319	—	6,203,319
Food Products	—	9,354,806	—	9,354,806
Gas Utilities	—	2,304,207	—	2,304,207
Health Care Providers & Services	—	1,552,899	—	1,552,899
Hotels, Restaurants & Leisure	—	4,654,793	—	4,654,793
Household Durables	—	5,655,493	—	5,655,493
Household Products	—	3,493,742	—	3,493,742
Industrial Conglomerates	—	1,141,087	—	1,141,087
Information Technology Services	1,480,140	3,787,899	—	5,268,039
Insurance	—	15,018,969	—	15,018,969
Internet Software & Services	647,500	—	—	647,500
Leisure Products	—	942,219	—	942,219
Life Sciences Tools & Services	—	1,663,405	—	1,663,405
Machinery	—	3,551,641	—	3,551,641
Marine	—	1,146,092	—	1,146,092
Media	—	4,340,222	—	4,340,222
Metals & Mining	2,460,686	2,744,608	—	5,205,294
Multiline Retail	—	1,141,320	—	1,141,320
Multi-Utilities	—	1,289,226	—	1,289,226
Oil, Gas & Consumable Fuels	6,227,202	14,293,607	—	20,520,809
Paper & Forest Products	—	4,966,661	—	4,966,661
Personal Products	—	1,233,727	—	1,233,727
Pharmaceuticals	2,276,249	13,749,912	—	16,026,161
Professional Services	761,370	1,012,420	—	1,773,790
Real Estate Investment Trusts (REITs)	—	1,876,209	—	1,876,209
Road & Rail	—	1,766,554	—	1,766,554
Semiconductors & Semiconductor Equipment	—	2,203,705	—	2,203,705
Software	—	960,677	—	960,677
Specialty Retail	—	2,283,666	—	2,283,666
Technology Hardware, Storage & Peripherals	—	6,495,488	—	6,495,488
Textiles, Apparel & Luxury Goods	—	1,924,862	—	1,924,862
Tobacco	—	3,056,292	—	3,056,292

Notes to Financial Statements (Continued)

July 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$—	$3,250,498	$—	$3,250,498
Wireless Telecommunication Services	717,200	6,623,183	—	7,340,383
Total Common Stocks	$25,439,848	$229,206,290	$—	$254,646,138
Exchange Traded Fund	3,603,000	—	—	3,603,000
Forward Foreign Currency Contracts	—	299,113	—	299,113
Mutual Fund	500,041	—	—	500,041
Repurchase Agreement	—	4,617,759	—	4,617,759
Total	$29,542,889	$234,123,162	$—	$263,666,051

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Biotechnology	$6,191,290	$—	$—	$6,191,290
Communications Equipment	9,806,751	—	—	9,806,751
Electronic Equipment, Instruments & Components	3,489,256	—	—	3,489,256
Information Technology Services	12,904,706	—	—	12,904,706
Internet & Catalog Retail	2,548,933	—	—	2,548,933
Internet Software & Services	15,774,562	—	—	15,774,562
Life Sciences Tools & Services	452,370	—	—	452,370
Pharmaceuticals	701,670	—	—	701,670
Semiconductors & Semiconductor Equipment	15,487,784	833,359	—	16,321,143
Software	16,142,469	—	—	16,142,469
Technology Hardware, Storage & Peripherals	15,842,512	—	—	15,842,512
Total	$99,342,303	$833,359	$—	$100,175,662

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,454,394,696	$—	$—	$1,454,394,696
Mutual Fund	559,979	—	—	559,979
Repurchase Agreement	—	5,171,271	—	5,171,271
Total	$1,454,954,675	$5,171,271	$—	$1,460,125,946

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$625,771	$—	$625,771
Bank Loans	—	29,582	—	29,582
Collateralized Mortgage Obligations	—	98,424	—	98,424
Commercial Mortgage Backed Securities	—	1,037,270	—	1,037,270
Common Stocks	18,801,412	—	—	18,801,412
Corporate Bonds	—	6,629,449	—	6,629,449
Municipal Bonds	—	367,256	—	367,256
U.S. Government Mortgage Backed Agencies	—	1,712,767	—	1,712,767
U.S. Treasury Notes	—	1,770,223	—	1,770,223
Total	$18,801,412	$12,270,742	$—	$31,072,154

Notes to Financial Statements (Continued)

July 31, 2014

Small Cap Core

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,160,404	$—	$—	$1,160,404
Airlines	536,362	—	—	536,362
Auto Components	1,271,403	—	—	1,271,403
Automobiles	314,665	—	—	314,665
Banks	4,932,873	—	—	4,932,873
Biotechnology	3,396,433	—	—	3,396,433
Building Products	642,278	—	—	642,278
Capital Markets	1,632,341	—	—	1,632,341
Chemicals	705,279	—	—	705,279
Commercial Services & Supplies	611,276	—	—	611,276
Communications Equipment	1,337,926	—	—	1,337,926
Construction & Engineering	842,617	—	—	842,617
Construction Materials	636,418	—	—	636,418
Containers & Packaging	2,020,710	—	—	2,020,710
Diversified Consumer Services	517,436	—	—	517,436
Electric Utilities	1,724,819	—	—	1,724,819
Electrical Equipment	252,915	—	—	252,915
Electronic Equipment, Instruments & Components	217,685	—	—	217,685
Energy Equipment & Services	3,940,387	—	—	3,940,387
Food & Staples Retailing	951,296	—	—	951,296
Food Products	342,240	—	—	342,240
Health Care Equipment & Supplies	5,795,386	18	—	5,795,404
Health Care Providers & Services	2,097,868	—	—	2,097,868
Health Care Technology	1,145,064	—	—	1,145,064
Hotels, Restaurants & Leisure	4,047,862	—	—	4,047,862
Household Durables	363,258	—	—	363,258
Household Products	802,308	—	—	802,308
Independent Power and Renewable Electricity Producers	910,665	—	—	910,665
Information Technology Services	531,358	—	—	531,358
Insurance	1,530,087	—	—	1,530,087
Internet Software & Services	1,628,597	—	—	1,628,597
Life Sciences Tools & Services	149,348	—	—	149,348
Machinery	2,904,351	—	—	2,904,351
Media	1,646,838	—	—	1,646,838
Metals & Mining	596,681	—	—	596,681
Oil, Gas & Consumable Fuels	889,053	—	—	889,053
Paper & Forest Products	1,136,077	—	—	1,136,077
Personal Products	188,920	—	—	188,920
Pharmaceuticals	445,275	—	—	445,275
Professional Services	3,455,460	—	—	3,455,460
Real Estate Investment Trusts (REITs)	8,810,869	—	—	8,810,869
Road & Rail	1,573,981	—	—	1,573,981
Semiconductors & Semiconductor Equipment	5,438,711	—	—	5,438,711
Software	4,539,828	—	—	4,539,828
Specialty Retail	1,374,629	—	—	1,374,629
Technology Hardware, Storage & Peripherals	610,519	—	—	610,519
Textiles, Apparel & Luxury Goods	1,308,945	—	—	1,308,945
Thrifts & Mortgage Finance	460,702	—	—	460,702

Notes to Financial Statements (Continued)

July 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$411,919	$—	$—	$411,919
Total Common Stocks	$82,782,322	$18	$—	$82,782,340
Total Assets	$82,782,322	$18	$—	$82,782,340
Liabilities:
Futures Contracts	(101,148)	—	—	(101,148)
Total Liabilities	$(101,148)	$—	$—	$(101,148)
Total	$82,681,174	$18	$—	$82,681,192

Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,330,884	$5,057,041	$—	$11,387,925
Air Freight & Logistics	5,435,098	—	—	5,435,098
Auto Components	4,111,035	—	—	4,111,035
Banks	32,475,900	—	—	32,475,900
Beverages	6,206,352	—	—	6,206,352
Capital Markets	28,244,091	—	—	28,244,091
Chemicals	3,104,586	—	—	3,104,586
Communications Equipment	5,320,035	—	—	5,320,035
Construction & Engineering	2,425,595	—	—	2,425,595
Consumer Finance	7,053,210	—	—	7,053,210
Diversified Financial Services	6,391,315	3,610,945	—	10,002,260
Diversified Telecommunication Services	7,208,547	—	—	7,208,547
Electrical Equipment	4,425,667	—	—	4,425,667
Electronic Equipment, Instruments & Components	3,892,212	—	—	3,892,212
Energy Equipment & Services	5,803,072	—	—	5,803,072
Food Products	5,474,700	—	—	5,474,700
Health Care Equipment & Supplies	8,001,453	—	—	8,001,453
Health Care Providers & Services	16,793,209	—	—	16,793,209
Household Products	12,954,781	—	—	12,954,781
Industrial Conglomerates	3,163,296	—	—	3,163,296
Information Technology Services	7,767,408	—	—	7,767,408
Insurance	10,919,679	—	—	10,919,679
Internet & Catalog Retail	3,649,305	—	—	3,649,305
Machinery	11,478,927	—	—	11,478,927
Media	19,971,831	—	—	19,971,831
Metals & Mining	1,040,759	—	—	1,040,759
Multiline Retail	5,301,424	—	—	5,301,424
Oil, Gas & Consumable Fuels	35,165,474	—	—	35,165,474
Paper & Forest Products	3,570,575	—	—	3,570,575
Pharmaceuticals	15,500,126	—	—	15,500,126
Real Estate Investment Trusts (REITs)	3,795,671	—	—	3,795,671
Road & Rail	3,779,081	—	—	3,779,081
Semiconductors & Semiconductor Equipment	2,845,422	—	—	2,845,422
Software	13,353,027	—	—	13,353,027
Technology Hardware, Storage & Peripherals	8,618,662	—	—	8,618,662
Tobacco	4,549,505	—	—	4,549,505

Notes to Financial Statements (Continued)

July 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$57,935	$—	$—	$57,935
Total Common Stocks	$326,179,849	$8,667,986	$—	$334,847,835
Mutual Fund	319,930	—	—	319,930
Preferred Stock	—	2,897,544	—	2,897,544
Repurchase Agreement	—	2,954,470	—	2,954,470
Total	$326,499,779	$14,520,000	$—	$341,019,779

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended July 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

International Equities is subject to foreign currency exchange risk in the normal course of pursuing its objectives. International Equities entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract at the time of settlement date or if the fund enters into an offsetting contract before the contractual settlement date or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

Notes to Financial Statements (Continued)

July 31, 2014

International Equities’ forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Options

Technology & Science purchased put options on equity securities, and entered into closing transactions with respect to such options to terminate existing positions. Such put option investments are utilized to hedge against price volatility of the underlying investment. The purchase of put options serves as a short hedge.

Exchange-traded options are generally valued at the last quoted sale price or official closing price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 1 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

The Fund effectively terminates its right under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration. If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging.

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investments, at value” and in the Statement of Operations under “Net realized gains/losses from investment transactions” and “Net change in unrealized appreciation/(depreciation) from investments.”

At July 31, 2014, Technology & Science had no open options contracts.

(e)	Futures Contracts

International Equities, Large Cap Core Equity, and Small Cap Core are subject to equity price risk in the normal course of pursuing their investment objectives. International Equities, Large Cap Core Equity, and Small Cap Core entered into financial futures contracts (“futures contracts”) to enable the Funds to more closely approximate the performance of their benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

Notes to Financial Statements (Continued)

July 31, 2014

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At July 31, 2014, International Equities had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of July 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of July 31, 2014

International Equities

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$299,113
Total		$299,113

Large Cap Core Equity

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(32,533)
Total		$(32,533)

Small Cap Core

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(101,148)
Total		$(101,148)
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

Notes to Financial Statements (Continued)

July 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

International Equities

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,262,043

Futures Contracts
Equity risk	114,341

Total	$1,376,384

Technology & Science

Realized Gain/(Loss):	Total
Purchased Options(a)
Equity risk	$—

Total	$—

Large Cap Core Equity

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$334,482

Total	$334,482

Small Cap Core

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$377,591

Total	$377,591

(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions”.

Amounts designated as “—” are zero or have been rounded to zero.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended July 31, 2014

International Equities

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$582,161

Futures Contracts
Equity risk	(84,595)

Total	$497,566

Notes to Financial Statements (Continued)

July 31, 2014

Large Cap Core Equity

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(26,899)

Total	$(26,899)

Small Cap Core

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(116,978)

Total	$(116,978)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for International Equities (forward foreign currency contracts), Large Cap Core Equity (futures contracts), and Small Cap Core (futures contracts) during the year ended July 31, 2014.

During February and March 2014, Technology & Science held purchased options contracts with an average notional balance of $22,800. For the remainder of the year ended July 31, 2014, Technology & Science had no investments in derivatives.

During August and September 2013, International Equities held futures contracts with an average notional balance of $6,303,114. For the remainder of the year ended July 31, 2014, International Equities had no investments in futures.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. For financial reporting purposes, International Equities, Large Cap Core Equity, and Small Cap Core present all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. At July 31, 2014, the futures contracts agreements do not permit Large Cap Core Equity or Small Cap Core to enforce netting arrangements.

The following tables set forth International Equities’ net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of July 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$299,113	$—	$299,113
Total	$299,113	$—	$299,113

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

July 31, 2014

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Brown Brothers Harriman & Co.	$299,113	$—	$—	$299,113
Total	$299,113	$—	$—	$299,113

Amounts designated as “—” are zero.

(f)	Securities Lending

During the period from September 16, 2013 through July 31, 2014, Cognitive Value, International Equities, Mid Cap Growth, and Value entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives is included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Income from the securities lending program is recorded when received from the securities lending agent. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from September 16, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) began serving as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

For the period from September 16, 2013 through March 31, 2014, in the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified the Fund by purchasing replacement securities at its expense, or would pay the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, in the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

Notes to Financial Statements (Continued)

July 31, 2014

At July 31, 2014, the BBH Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

Prior to September 16, 2013, the Predecessor Funds did not enter into any securities lending transactions.

(g)	Repurchase Agreements

For the period from September 16, 2013 through July 31, 2014, Cognitive Value, International Equities, Mid Cap Growth, and Value, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At July 31, 2014, the repo on a gross basis was as follows:

Royal Bank of Canada, 0.06%, dated 07/31/14, due 08/01/14, repurchase price $171,300,285, collateralized by a U.S. Treasury Note, 0.63%, maturing 09/30/17; total market value $174,797,033.

Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repurchase agreement and related collateral.

At July 31, 2014, the Funds’ investment in the repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the repurchase agreement was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received	Net Amount of Assets
Cognitive Value	Royal Bank of Canada	$4,344,544	$—	$4,344,544	$(4,344,544)	$—
International Equities	Royal Bank of Canada	4,617,759	—	4,617,759	(4,617,759)	—
Mid Cap Growth	Royal Bank of Canada	5,171,271	—	5,171,271	(5,171,271)	—
Value	Royal Bank of Canada	2,954,470	—	2,954,470	(2,954,470)	—

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

July 31, 2014

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Effective September 16, 2013, distributions from net investment income, if any, are declared and paid quarterly. Prior to September 16, 2013, each of the Funds declared and paid dividends from net investment income periodically. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of July 31, 2014 are primarily attributable to capital loss carryforward expirations, distribution redesignations, foreign currency gains and losses, net operating losses not utilized, non- REIT returns of capital dividends and reclassifications, partnership distributions, passive foreign investment company gain/loss on sales, and paydown gains and losses. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

July 31, 2014

Reclassifications for the year ended July 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Cognitive Value	$—	$132,343	$(132,343)
International Equities	—	1,583,430	(1,583,430)
Technology & Science	—	(14,701)	14,701
Mid Cap Growth	(11,854,697)	12,819,714	(965,017)
Small Cap Growth	(1,300,616)	1,300,616	—
Balanced	—	13,685	(13,685)
Large Cap Core Equity	—	(6,465)	6,465
Large Cap Growth	—	—	—
Small Cap Core	(194,329)	179,257	15,072
Value	(90,852)	827,965	(737,113)
Equity Income	(1,741,439)	(5,646)	1,747,085
NYSE Arca Tech 100 Index	—	(133,926)	133,926

Amounts designated as “—” are zero or have been rounded to zero.

(j)	Deferred Compensation Plan

On April 17, 2013, the Predecessor Funds terminated a deferred compensation plan that had previously been established for the benefit of certain members of the Predecessor Funds’ Board. Effective September 16, 2013, the Funds assumed the deferred compensation liability of their corresponding Predecessor Funds. At July 31, 2014, the Funds fully paid the deferred compensation plan to the Predecessor Funds’ Board and no remaining liability remained for the Funds.

(k)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Notes to Financial Statements (Continued)

July 31, 2014

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Effective September 16, 2013 under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of July 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc.
International Equities	Bailard, Inc.
Technology & Science	Bailard, Inc.
Mid Cap Growth	Geneva Capital Management Ltd.
Small Cap Growth	Geneva Capital Management Ltd.
Balanced	HighMark Capital Management, Inc. (“HighMark”)
Large Cap Core Equity	HighMark
Large Cap Growth	HighMark
Small Cap Core	HighMark
Value	HighMark
Equity Income	Ziegler Capital Management, LLC
NYSE Arca Tech 100 Index	Ziegler Capital Management, LLC

Notes to Financial Statements (Continued)

July 31, 2014

Effective September 16, 2013, under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. The Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	On $500 million and more	0.70%
International Equities	Up to $1 billion	0.75%
	On $1 billion and more	0.70%
Technology & Science	Up to $500 million	0.75%
	On $500 million up to $1 billion	0.70%
	On $1 billion and more	0.65%
Mid Cap Growth	Up to $250 million	0.75%
	On $250 million up to $500 million	0.70%
	On $500 million and more	0.65%
Small Cap Growth	Up to $250 million	1.00%
	On $250 million up to $500 million	0.95%
	On $500 million and more	0.90%
Balanced	All Assets	0.60%
Large Cap Core Equity
Large Cap Growth
Value
Small Cap Core	All Assets	0.95%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	On $500 million and more	0.45%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%

Notes to Financial Statements (Continued)

July 31, 2014

Prior to September 16, 2013, each Fund paid investment advisory fees to HighMark under a similar agreement based on that Fund’s average daily net assets. The Funds paid investment advisory fees to HighMark according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	On $500 million and more	0.70%
International Equities	Up to $1 billion	0.75%
	On $1 billion and more	0.70%
Technology & Science	Up to $500 million	0.75%
	On $500 million up to $1 billion	0.70%
	On $1 billion and more	0.65%
Mid Cap Growth	Up to $250 million	0.75%
	On $250 million up to $500 million	0.70%
	On $500 million and more	0.65%
Small Cap Growth	Up to $250 million	1.00%
	On $250 million up to $500 million	0.95%
	On $500 million and more	0.90%
Balanced	All Assets	0.60%
Large Cap Core Equity
Large Cap Growth
Value
Small Cap Core	All Assets	0.95%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	On $500 million and more	0.45%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%
For the year ended July 31, 2014, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers
Cognitive Value	0.75%	N/A
International Equities	0.75	N/A
Technology & Science	0.75	N/A
Mid Cap Growth	0.67	N/A
Small Cap Growth	1.00	N/A
Balanced	0.60	N/A
Large Cap Core Equity	0.60	N/A
Large Cap Growth	0.60	N/A
Small Cap Core	0.95	N/A
Value	0.60	N/A

Notes to Financial Statements (Continued)

July 31, 2014

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers
Equity Income	0.52%	N/A
NYSE Arca Tech 100 Index	0.33	0.33%
*	Please see below for additional information regarding contractual waivers.

N/A — Not Applicable.

For the period from September 16, 2013 through July 31, 2014, the effective advisory rates for fees paid to NFA were as follows:

Fund	Effective Advisory Fee Rate
Cognitive Value	0.75%
International Equities	0.75
Technology & Science	0.75
Mid Cap Growth	0.67
Small Cap Growth	1.00
Balanced	0.60
Large Cap Core Equity	0.60
Large Cap Growth	0.60
Small Cap Core	0.95
Value	0.60
Equity Income	0.52
NYSE Arca Tech 100 Index	0.33

For the period from September 16, 2013 through July 31, 2014, the Funds paid investment management fees to NFA in the amounts listed below.

Fund	Amount
Cognitive Value	$698,862
International Equities	1,647,720
Technology & Science	657,983
Mid Cap Growth	8,942,907
Small Cap Growth	1,257,013
Balanced	160,265
Large Cap Core Equity	320,270
Large Cap Growth	361,449
Small Cap Core	670,692
Value	1,817,262
Equity Income	865,359
NYSE Arca Tech 100 Index	809,651

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Notes to Financial Statements (Continued)

July 31, 2014

Prior to September 16, 2013, the Funds were managed by, and paid investment management fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Funds paid investment management fees to HighMark in the amounts listed below.

Fund	Amount
Cognitive Value	$89,546
International Equities	205,895
Technology & Science	85,794
Mid Cap Growth	1,197,657
Small Cap Growth	141,432
Balanced	25,256
Large Cap Core Equity	45,006
Large Cap Growth	54,317
Small Cap Core	86,623
Value	261,016
Equity Income	22,904
NYSE Arca Tech 100 Index	105,499

Effective September 16, 2013, the Funds and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding acquired fund fees and expenses, and certain other expenses) from exceeding the following amounts until February 28, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class U	Class M
Cognitive Value	1.47%	2.07%	1.22%	1.07%	N/A	1.07%
International Equities	1.42	2.10	1.27	1.10	N/A	1.10
Technology & Science	1.45	2.05	1.20	1.05	N/A	1.05
Mid Cap Growth	1.38	1.98	1.13	0.98	N/A	N/A
Small Cap Growth	1.62	2.22	1.37	1.22	N/A	N/A
Balanced	1.24	1.84	0.99	0.84	N/A	N/A
Large Cap Core Equity	1.22	1.82	0.97	0.82	N/A	N/A
Large Cap Growth	1.27	1.87	1.02	0.87	N/A	N/A
Small Cap Core	1.62	2.22	1.37	1.22	N/A	N/A
Value	1.25	1.85	1.00	0.85	0.87%	N/A
Equity Income	1.15	1.75	0.90	0.75	N/A	N/A
NYSE Arca Tech 100 Index	1.08	1.68	0.83	0.68	N/A	N/A
N/A	— Not Applicable.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Notes to Financial Statements (Continued)

July 31, 2014

As of July 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended July 31, 2014 (a)
Cognitive Value	$—
International Equities	—
Technology & Science	—
Mid Cap Growth	—
Small Cap Growth	3,329
Balanced	141,707
Large Cap Core Equity	30,107
Large Cap Growth	45,495
Small Cap Core	2,303
Value	—
Equity Income	45
NYSE Arca Tech 100 Index	—
(a)	For the period from September 16, 2013 through July 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

During the period from September 16, 2013 through July 31, 2014, no amounts were reimbursed to NFA by the Funds pursuant to the Expense Limitation Agreement.

Prior to September 16, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Cognitive Value	$3,943
International Equities	5,050
Technology & Science	5,440
Mid Cap Growth	—
Small Cap Growth	20,201
Balanced	16,650
Large Cap Core Equity	16,069
Large Cap Growth	14,544
Small Cap Core	9,447
Value	18,823
Equity Income	18,107
NYSE Arca Tech 100 Index	4,903

Amount designated as “—” is zero or has been rounded to zero.

Prior to September 16, 2013 the Funds were subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan HighMark was able to recoup from the Funds any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to

Notes to Financial Statements (Continued)

July 31, 2014

certain limitations. For the period from August 1, 2013 through September 15, 2013, Mid Cap Growth reimbursed $45,468 to HighMark for fees or expenses waived in prior years. Effective September 16, 2013, the Predecessor Plan was terminated.

Effective September 16, 2013, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Effective September 16, 2013, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from September 16, 2013 through July 31, 2014, NFM earned $2,000,299 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to September 16, 2013, the Funds were series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Funds in the amounts listed below.

Fund	Amount
Cognitive Value	$21,782
International Equities	47,839
Technology & Science	20,469
Mid Cap Growth	361,349
Small Cap Growth	30,489
Balanced	10,030
Large Cap Core Equity	16,259
Large Cap Growth	20,555
Small Cap Core	17,238
Value	84,464
Equity Income	11,194
NYSE Arca Tech 100 Index	75,021

Effective September 16, 2013, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Notes to Financial Statements (Continued)

July 31, 2014

Effective September 16, 2013, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from September 16, 2013 through July 31, 2014, the Funds’ aggregate portion of such costs amounted to $5,234. For the period from August 1, 2013, through September 15, 2013, the Funds paid $19,319 to HighMark under a similar agreement.

Effective September 16, 2013, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

—	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

—	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 1.00% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

For the period from August 1, 2013 through September 15, 2013, the Funds paid distribution fees to the Distributor in the amounts listed below.

Fund	Amount
Cognitive Value	$1,042
International Equities	2,828
Technology & Science	982
Mid Cap Growth	275,112
Small Cap Growth	23,357
Balanced	9,780
Large Cap Core Equity	4,280
Large Cap Growth	9,092
Small Cap Core	9,038
Value	33,473
Equity Income	12,704
NYSE Arca Tech 100 Index	86,564

Effective September 16, 2013, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges ranged from 0.00% to 5.75% based on the amount of the purchase. For the period from September 16, 2013 through July 31, 2014, the Funds imposed front-end sales charges of $931,578. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed front-end sales charges of $84,246.

Notes to Financial Statements (Continued)

July 31, 2014

Effective September 16, 2013, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Class A CDSCs were 1.00% for the Funds. Class C CDSCs were 1.00% for the Funds. For the period from September 16, 2013 through July 31, 2014, the Funds imposed CDSCs of $9,297. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed CDSCs of $1,760.

Effective September 16, 2013, under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds. A Fund may retain all or a portion of the sales charges.

Prior to September 16, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary, Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class of shares of the Funds. The service providers had agreed to waive a portion of their fees for certain classes of all Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the year ended July 31, 2014, the effective rates for administrative services fees net of waivers were as follows:

Fund	Class A	Class B (a)	Class C	Institutional Service Class (b)
Cognitive Value	0.11%	N/A	—%	0.13%
International Equities	0.13	N/A	0.04	0.13
Technology & Science	0.14	N/A	0.06	0.18
Mid Cap Growth	0.16	0.25%	0.03	0.14
Small Cap Growth	0.13	N/A	0.03	0.09
Balanced	0.09	0.26	0.02	0.17
Large Cap Core Equity	0.13	N/A	0.03	0.09
Large Cap Growth	0.10	0.25	0.02	0.14
Small Cap Core	0.10	N/A	0.03	0.08
Value	0.14	0.25	0.02	0.14
Equity Income	0.09	0.25	0.03	0.14
NYSE Arca Tech 100 Index	0.12	0.25	0.03	0.13
(a)	For the period August 1, 2013 through September 15, 2013.

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

July 31, 2014

During the period from September 16, 2013 through July 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
Cognitive Value	0.11%	—%	0.12%
International Equities	0.14	0.04	0.12
Technology & Science	0.13	0.07	0.19
Mid Cap Growth	0.17	0.03	0.14
Small Cap Growth	0.12	0.03	0.08
Balanced	0.08	0.02	0.17
Large Cap Core Equity	0.13	0.04	0.08
Large Cap Growth	0.09	0.02	0.13
Small Cap Core	0.09	0.03	0.08
Value	0.13	0.03	0.14
Equity Income	0.08	0.03	0.14
NYSE Arca Tech 100 Index	0.11	0.04	0.13

Amount designated as “—” is zero or has been rounded to zero.

For the period from September 16, 2013 through July 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Cognitive Value	$2,745
International Equities	85,865
Technology & Science	4,539
Mid Cap Growth	1,856,733
Small Cap Growth	106,672
Balanced	29,838
Large Cap Core Equity	46,072
Large Cap Growth	71,764
Small Cap Core	53,284
Value	253,286
Equity Income	28,520
NYSE Arca Tech 100 Index	272,119

Notes to Financial Statements (Continued)

July 31, 2014

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from each Fund:

Fund	Amount
Cognitive Value	$564
International Equities	11,863
Technology & Science	573
Mid Cap Growth	247,359
Small Cap Growth	18,877
Balanced	5,387
Large Cap Core Equity	11,066
Large Cap Growth	13,112
Small Cap Core	12,857
Value	41,308
Equity Income	5,522
NYSE Arca Tech 100 Index	44,140

As of July 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
International Equities	—
Technology & Science	0.01
Mid Cap Growth	—
Small Cap Growth	—
Balanced	0.03
Large Cap Core Equity	0.02
Large Cap Growth	0.02
Small Cap Core	0.01
Value	—
Equity Income	88.39
NYSE Arca Tech 100 Index	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Redemption Fees

Effective September 16, 2013, the Funds do not impose redemption fees.

Prior to September 16, 2013, certain of the Funds imposed 2.00% redemption and exchange fees 30 days or less after purchase, and were designed to discourage short-term trading. A Fund’s redemption fees are allocated to all classes in that Fund based on relative net assets and are included in proceeds from shares issued on the Statements of Changes in Net Assets. For the period from August 1, 2013 through September 15, 2013, Cognitive Value imposed redemption fees of $3.

For the year ended July 31, 2013, Cognitive Value, International Equities, Small Cap Growth, and Small Cap Core received redemption fees of $801, $124, $1,503 and $192, respectively.

Notes to Financial Statements (Continued)

July 31, 2014

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Funds have been added to the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) renewed credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended July 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended July 31, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Cognitive Value	$296,806,807	$300,329,214
International Equities	223,955,836	200,966,242
Technology & Science	36,255,935	45,222,435
Mid Cap Growth	471,129,602	500,605,795
Small Cap Growth	68,042,073	36,542,871
Balanced	15,566,561	17,529,390
Large Cap Core Equity	28,186,360	34,041,451
Large Cap Growth	27,795,384	49,538,440
Small Cap Core	38,986,243	38,402,739
Value	198,144,805	246,534,532
Equity Income	376,037,663	79,577,717
NYSE Arca Tech 100 Index	59,611,178	61,639,657

For the year ended July 31, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Balanced	$2,354,536	$3,971,695

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Notes to Financial Statements (Continued)

July 31, 2014

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust invests through an omnibus account at BBH cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

Notes to Financial Statements (Continued)

July 31, 2014

10.  Other

As of July 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	59.32%	2
International Equities	64.58	3
Technology & Science	66.86	2
Mid Cap Growth	43.88	3
Small Cap Growth	48.25	3
Balanced	61.02	3
Large Cap Core Equity	73.75	2
Large Cap Growth	60.18	3
Small Cap Core	60.51	2
Value	61.25	3
Equity Income	29.80	2	(a)
NYSE Arca Tech 100 Index	46.87	3
(a)	Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of a Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in a Fund’s Statement of Operations. For the period from September 16, 2013 through July 31, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
International Equities	—
Technology & Science	—
Mid Cap Growth	56,286
Small Cap Growth	23,885
Balanced	1,385
Large Cap Core Equity	5,187
Large Cap Growth	6,485
Small Cap Core	13,174
Value	58,047
Equity Income	68,368
NYSE Arca Tech 100 Index	5,588

Amounts designated as “—” are zero or have been rounded to zero.

12. Reorganization

Each Fund commenced operation on September 16, 2013 as a result of a tax free reorganization in which Cognitive Value, International Equities, Technology & Science, Mid Cap Growth, Small Cap Growth, Balanced, Large Cap Core Equity, Large Cap Growth, Small Cap Core, Value, Equity Income, and NYSE Arca Tech 100 Index acquired all of the

Notes to Financial Statements (Continued)

July 31, 2014

assets, subject to all liabilities and obligations of the HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Balanced Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Equity Income Fund, and HighMark NYSE Arca Tech 100 Index Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Class A, Class B, Class C, Class M, Class U and Fiduciary shareholders of each Predecessor Fund received Class A, Class B, Class C, Class M, Class U and Institutional Service Class shares, respectively, of the corresponding Funds with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the corresponding Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in the corresponding Nationwide Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding Fund as noted below:

Fund/Class	Shares	Value
Cognitive Value
Class A	79,122	$1,160,869
Class C	38,504	548,477
Class M	6,178,315	90,565,455
Institutional Service Class*	123,558	1,810,376
International Equities
Class A	552,960	4,230,036
Class C	163,235	1,239,920
Class M	20,228,917	154,593,432
Institutional Service Class*	8,207,651	62,668,697
Technology & Science
Class A	115,935	1,609,414
Class C	30,615	407,158
Class M	6,212,912	88,795,564
Institutional Service Class*	98,988	1,411,690
Mid Cap Growth
Class A	16,855,620	486,466,686
Class B**	77,898	2,015,420
Class C	3,789,488	99,286,490
Institutional Service Class*	29,120,415	850,380,173
Small Cap Growth
Class A	618,599	25,816,384
Class C	315,334	12,816,312
Institutional Service Class*	1,854,739	78,316,905
Balanced
Class A	737,766	11,611,484
Class B**	964	15,113
Class C	317,473	4,960,134
Institutional Service Class*	1,087,608	17,164,629

Notes to Financial Statements (Continued)

July 31, 2014

Fund/Class	Shares	Value
Large Cap Core Equity
Class A	864,698	$9,866,895
Class C	88,963	986,061
Institutional Service Class*	4,076,059	46,641,531
Large Cap Growth
Class A	1,307,603	16,687,369
Class B**	35,603	420,647
Class C	237,559	2,780,058
Institutional Service Class*	3,946,704	51,337,939
Small Cap Core
Class A	448,487	11,344,436
Class C	179,874	4,387,651
Institutional Service Class*	2,146,106	55,026,803
Value
Class A	4,833,319	88,889,092
Class B**	45,886	822,074
Class C	213,293	3,800,477
Class U	6,759,747	124,831,564
Institutional Service Class*	6,788,513	125,287,440
Equity Income
Class A	1,623,257	19,191,933
Class B**	85,852	1,017,947
Class C	426,237	5,007,174
Institutional Service Class*	692,778	8,219,255
NYSE Arca Tech 100 Index
Class A	4,822,175	214,618,126
Class B**	63,898	2,546,789
Class C	349,669	14,192,831
Institutional Service Class*	423,576	19,044,498

*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.

** Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

13.  Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$13,491,147	$8,459,332	$21,950,479	$—	$21,950,479
International Equities	5,269,320	—	5,269,320	—	5,269,320
Technology & Science	202,180	—	202,180	—	202,180

Notes to Financial Statements (Continued)

July 31, 2014

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Mid Cap Growth	—	77,070,924	77,070,924	—	77,070,924
Small Cap Growth	538,446	3,615,919	4,154,365	—	4,154,365
Balanced	247,056	2,455,162	2,702,218	—	2,702,218
Large Cap Core Equity	291,547	—	291,547	—	291,547
Large Cap Growth	605,246	736,508	1,341,754	—	1,341,754
Small Cap Core	—	—	—	—	—
Value	17,231,369	51,372,981	68,604,350	—	68,604,350
Equity Income	2,693,194	—	2,693,194	—	2,693,194
NYSE Arca Tech 100 Index	811,326	—	811,326	—	811,326

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$1,017,845	$—	$1,017,845	$—	$1,017,845
International Equities	3,880,950	—	3,880,950	—	3,880,950
Technology & Science	—	—	—	—	—
Mid Cap Growth	—	18,413,894	18,413,894	—	18,413,894
Small Cap Growth	—	2,444,342	2,444,342	—	2,444,342
Balanced	361,070	703,108	1,064,178	—	1,064,178
Large Cap Core Equity	835,360	—	835,360	—	835,360
Large Cap Growth	301,369	—	301,369	—	301,369
Small Cap Core	18,837	—	18,837	—	18,837
Value	4,255,122	28,131,157	32,386,279	—	32,386,279
Equity Income	592,414	—	592,414	—	592,414
NYSE Arca Tech 100 Index	271,184	—	271,184	—	271,184

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$6,687,543	$1,109,495	$7,797,038	$—	$—	$5,376,942	$13,173,980
International Equities	7,154,301	—	7,154,301	—	(24,043,304)	40,446,133	23,557,130
Technology & Science	12,056	5,559,376	5,571,432	—	—	45,387,535	50,958,967
Mid Cap Growth	—	107,950,517	107,950,517	—	(5,426,589)	279,537,184	382,061,112
Small Cap Growth	—	6,824,927	6,824,927	—	(911,073)	15,369,649	21,283,503
Balanced	41,563	1,308,823	1,350,386	—	—	4,481,505	5,831,891

Notes to Financial Statements (Continued)

July 31, 2014

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Core Equity	264,787	447,547	712,334	—	—	13,189,506	13,901,840
Large Cap Growth	521,691	11,363,369	11,885,060	—	—	13,584,394	25,469,454
Small Cap Core	—	—	—	—	(15,802,896)	16,597,474	794,578
Value	3,843,809	28,425,090	32,268,899	—	(6,768,814)	39,544,585	65,044,670
Equity Income	1,909,569	2,394,639	4,304,208	—	(3,568,924)	20,173,720	20,909,004
NYSE Arca Tech 100 Index	457,748	—	457,748	—	(64,188,848)	130,207,763	66,476,663

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of July 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$101,222,286	$7,631,765	$(2,254,823)	$5,376,942
International Equities	222,837,419	45,832,342	(5,302,823)	40,529,519
Technology & Science	54,788,127	46,711,114	(1,323,579)	45,387,535
Mid Cap Growth	1,180,588,762	322,338,157	(42,800,973)	279,537,184
Small Cap Growth	122,217,143	22,338,454	(6,968,805)	15,369,649
Balanced	26,590,649	4,692,175	(210,670)	4,481,505
Large Cap Core Equity	48,087,151	13,716,257	(526,751)	13,189,506
Large Cap Growth	45,242,087	13,820,176	(235,782)	13,584,394
Small Cap Core	66,184,866	18,887,621	(2,290,147)	16,597,474
Value	301,475,267	44,946,325	(5,401,813)	39,544,512
Equity Income	327,268,989	25,080,902	(4,907,182)	20,173,720
NYSE Arca Tech 100 Index	165,176,254	133,988,469	(3,780,706)	130,207,763

As of July 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
International Equities	$24,043,304	2018
Small Cap Core	10,357,345	2017
Small Cap Core*	5,197,714	2018
Value*	282,340	2016
Value*	6,486,474	2017

Notes to Financial Statements (Continued)

July 31, 2014

Fund	Amount	Expires
Equity Income*	1,233,864	2016
Equity Income*	2,080,597	2017
Equity Income*	254,463	2018
NYSE Arca Tech 100 Index	32,909,542	2015
NYSE Arca Tech 100 Index	14,282,341	2016
NYSE Arca Tech 100 Index	16,996,965	2017
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended July 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
International Equities	$18,873,864	$—
Technology & Science	5,871,414	—
Large Cap Core Equity	6,422,971	—
Small Cap Core	8,829,935	—
Value	2,444,498	—
Equity Income	1,744,542	1,741,439
NYSE Arca Tech 100 Index	8,217,583	—

Amounts designated as “—” are zero or have rounded to zero.

The Funds have elected to defer late-year losses in accordance with the Federal tax rules. These losses are treated as having arisen on the first day of the following fiscal year. For the year ended July 31, 2014, the Funds have elected to defer late year losses in the amounts listed below.

Fund	Post-October Capital Loss	Late Year Ordinary Loss
Mid Cap Growth	$—	$5,426,589
Small Cap Growth	—	911,073
Small Cap Core	—	247,837

Amounts designated as “—” are zero or have rounded to zero.

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide Ziegler Equity Income Fund, and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (twelve of the series of Nationwide Mutual Funds, formerly HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Balanced Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Equity Income Fund, and HighMark NYSE Arca Tech 100 Index Fund, hereafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion. The statements of changes in net assets presented for the year ended July 31, 2013 and the financial highlights presented for the year ended July 31, 2013 or prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2014

Supplemental Information

July 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended July 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended July 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Cognitive Value	24.38%
Technology & Science	100.00
Small Cap Growth	100.00
Balanced	99.70
Large Cap Core Equity	100.00
Large Cap Growth	100.00
Value	47.05
Equity Income	100.00
NYSE Arca Tech 100 Index	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Cognitive Value	$8,459,332
Mid Cap Growth	77,070,924
Small Cap Growth	3,615,919
Balanced	2,455,162
Large Cap Growth	736,508
Value	51,372,981

Certain Funds have derived net income from sources within foreign countries. As of July 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$7,395,552	$0.1181

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of July 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$873,057	$0.0278

Management Information

July 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

July 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (con’t.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

Glossary

Definitions of some commonly used investment terms

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: a measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and eventually return the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by NFA, with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

AR-HM-CEQ 9/14

Annual Report

July 31, 2014

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

July 31, 2014

Dear Shareholder,

Watching children board a school bus can teach us a lot about human nature. As the red lights flash and the bus door slides open, some children rush to be first to climb up the steps. Others are hesitant, glancing back for reassurance. A few students freeze in fear, unable to proceed.

We understand that, like the students or anyone facing something daunting, investors vary in their approaches to financial planning. Whether you tend to climb right in, move tentatively or need support to move forward at all, please know that Nationwide Funds represent a range of products and investment strategies designed to suit all types of investors. We continually scan the investment universe seeking opportunities to expand our fund offerings to include potentially attractive asset classes. Our goal is to help provide the investment options you may need to prepare for and live in retirement. As a Nationwide Funds investor, you may be positioned for potential benefits from long-term investment solutions driven by tactical risk management and diversification.

Overall, most Nationwide Funds performed well during the one-year reporting period ended July 31, 2014. Broad U.S. stock market performance as measured by the S&P 500® Index grew 16.94% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 3.97% for the one-year period.

Confucius reminds us that “Every journey starts with a single step.” By working with your financial advisor and investing with Nationwide Funds, you already have climbed that critical first step. We encourage you to stay true to your long-term plan no matter what your circumstances or investment temperament. Your advisor and Nationwide Funds are poised to help.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended July 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 16.94% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. International equities rose as well, with the MSCI Emerging Markets® Index recovering from a three-year period of underperformance versus developed markets to return 15.32% during the reporting period. Fixed-income returns were positive for the reporting period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. While first-quarter gross domestic product (GDP) was disappointing, investors focused instead on an improving jobs picture and manufacturing data. Also supportive to equity and fixed-income returns were stable longer-term interest rates and the continuation of the accommodative Federal Reserve policy.

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period, including five of the last six months of the period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 Index during the reporting period were information technology, up 27.6%; materials, up 23.1%; and health care, up 20.9%. Technology and materials benefited from a strong earnings environment, and health care rallied in reaction to excitement surrounding new products. While all returns were positive, the sectors with the lowest returns included consumer staples, up 7.0%;

telecommunication services, up 8.0%; and utilities, up 8.5%.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity showed volatility during the reporting period, with real GDP growing 4.5% and 3.5%, respectively, in the third and fourth quarters of calendar-year 2013, before shrinking by 2.1% in the first quarter of 2014 (constituting the worst result since the end of the economic recession in 2009) and then recovering to record 4.0% in the second quarter. Investors largely shrugged off the first-quarter 2014 stumble, blaming the weakness on the brutal winter weather’s effects on the economy. Expectations are for an acceleration of growth through the remainder of the year. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) at roughly 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.3% to 6.2%.

Throughout the reporting period, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases) depressed relative returns during the period. In Asia, stock performance was strong during the reporting period, with Japan returning 15.1% and Asia (excluding Japan) up 16.9%. Despite headline risks, emerging market stocks performed roughly in line with those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

2

Economic Review (con’t.)

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields were relatively stable during the reporting period, with the 10-year Treasury yield falling from 2.58% to 2.56% during the period. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

Index	Fiscal Year Total Return (as of July 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.85%
Barclays U.S. 10-20 Year Treasury Bond	5.77%
Barclays Emerging Markets USD Aggregate Bond	8.85%
Barclays Municipal Bond	7.27%
Barclays U.S. Aggregate Bond	3.97%
Barclays U.S. Corporate High Yield	8.19%
MSCI EAFE®	15.07%
MSCI Emerging Markets®	15.32%
MSCI World ex USA	15.48%
Russell 1000® Growth	18.69%
Russell 1000® Value	15.47%
Russell 2000®	8.56%
S&P 500®	16.94%

3

Fund Commentary	Nationwide HighMark Bond Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 4.28%* versus 3.97% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 195 funds as of July 31, 2014) was 6.82% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

U.S. fixed-income markets were volatile during the first half of the reporting period, mainly due to uncertainty about fiscal and monetary policy, and particularly in regard to the future of the Federal Reserve’s bond purchase program, also known as quantitative easing or QE. Treasury yields reached two-year highs in early September 2013, only to decline again the next month as investors reassessed the timing of the end of QE. Rates began rising once again in November 2013 as the Fed continued its debate about quantitative easing and job growth began to accelerate. On December 18, 2013, the Federal Open Market Committee (FOMC) took the first step toward ending its bond purchases, deciding to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion, and continued to reduce the size of purchases at each subsequent FOMC meeting.

Volatility declined during the second half of the reporting period as 10-year Treasury yields, having reached a peak of 3.0% at the end of December 2013, weakened when economic growth proved disappointing. Job growth also was slower than expected early in 2014, and the unusually cold winter temporarily softened housing, business surveys and retail sales reports. In addition, concerns about the pace of global growth extended to Japan as fears of economic weakness caused Japanese markets to sell off, and worries about a slowdown in China caused investors to exit emerging markets. Both investment-grade and high-yield bond issuance were strong during the reporting period as corporations took advantage of low interest rates to pursue mergers and acquisitions as well as to fund stock repurchases.

Portfolio Performance

Despite the fact that risk assets posted negative returns during the last few weeks of the reporting period, that sector of the market far outperformed U.S. Treasurys as improving U.S. economic data and continued support from the Fed’s bond purchasing program helped boost risk asset prices.

The Fund outperformed its benchmark during the one-year reporting period primarily due to the Fund’s overweight to corporate bonds, which outperformed equivalent-duration Treasurys. Individual issuers that contributed positively to Fund performance during the reporting period included the Fund’s investments in Time Warner Entertainment, Los Angeles Department of Water and Power, and the State of California.

Issues that detracted from Fund performance during the reporting period included the Fund’s investments in CVS Caremark, Verizon and Walgreens. The Fund’s duration positioning also was a slight negative for performance during the reporting period as interest rates continued to decline and the yield curve flattened, while the Fund was positioned with a shorter duration and an underweight to 30-year bonds.

Derivatives were not used in the Nationwide HighMark Bond Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

Although the Fed is on track to end the QE program in October 2014, the near-term outlook for interest rates remains mostly unchanged. The Fed continues to emphasize that policy will remain accommodative well beyond the termination of its bond purchasing program due to continued concern about the pace of economic growth.

While the unemployment rate declined more quickly than anticipated to a level of 6.1% as of the end of the reporting period, the number of long-term unemployed and other measures of

4

Fund Commentary (cont’d)	Nationwide HighMark Bond Fund

employment indicated there was still considerable slack in the labor market. The Fed’s primary motivation for ending QE is not an expectation of robust economic growth but rather concern about financial stability. Six years after the financial crisis, unconventional Fed policy has become more controversial as concerns grow that Fed policy may be leading to speculative excess and a misallocation of capital. Investors continue to add incremental risk to portfolios in an attempt to maintain a desired yield level, steadily driving valuations to less-attractive levels. In this environment, we continue to be cautious with respect to high-yield bonds, while investment-grade securities still appear relatively attractive.

As a result, we plan to maintain the Fund’s significant underweight in U.S. Treasury and government-related securities along with its overweight in investment-grade corporates. While Treasurys represent minimal credit risk, their low yield provides a limited degree of protection to offset the risk of declining prices in a rising rate environment. We believe that other sectors of the market — particularly corporate bonds — provide significantly greater yield, enhanced return potential and an opportunity to offset possible price declines should rates rise. We have seen significant spread compression during the past 12-month period ending July 31, 2014 but continue to believe the yield advantage provided by corporate bonds remains attractive on a risk-adjusted basis. We also anticipate that corporate bonds will outperform other fixed-income sectors in a rising interest rate environment as the additional income should help offset some of the price declines.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi,

E. Jack Montgomery and David Wines

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide HighMark Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 4.28%, outperforming the benchmark by 0.31% and underperforming the Lipper peer category median by 2.54%.

•	The Fund outperformed its benchmark during the one-year reporting period primarily due to the Fund’s overweight to corporate bonds, which outperformed equivalent-duration Treasurys.

•	The Fund remains significantly underweight in U.S. Treasury and government-related securities, and overweight in investment-grade corporates.

Asset Allocation†

Corporate Bonds	48.9%
U.S. Treasury Notes	18.4%
U.S. Government Mortgage Backed Agencies	14.0%
Asset-Backed Securities	7.9%
Commercial Mortgage Backed Securities	5.7%
Municipal Bonds	3.3%
Collateralized Mortgage Obligations	1.8%
Sovereign Bond	0.3%
Bank Loan	0.2%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries††

Banks	10.7%
Automobiles	4.8%
Diversified Financial Services	3.3%
Food & Staples Retailing	3.0%
Oil, Gas & Consumable Fuels	3.0%
Gas Utilities	2.9%
Pharmaceuticals	2.4%
Credit Card	2.3%
Media	2.0%
Airlines	1.7%
Other Industries	63.9%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.50%, 02/28/19	5.2%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 06/01/29	4.0%
U.S. Treasury Notes, 2.13%, 06/30/21	3.4%
U.S. Treasury Notes, 1.00%, 05/31/18	2.7%
U.S. Treasury Notes, 2.75%, 02/15/24	2.5%
Chase Issuance Trust, 1.26%, 07/15/19	2.3%
U.S. Treasury Notes, 2.00%, 02/15/23	2.2%
U.S. Treasury Notes, 1.50%, 01/31/19	1.6%
Morgan Stanley Bank of America Merrill Lynch Trust, 1.31%, 08/15/46	1.4%
Georgia-Pacific LLC, 8.00%, 01/15/24	1.4%
Other Holdings	73.3%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

6

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	4.13%	5.09%	4.81%	–
	w/ SC3	1.80%	4.62%	4.57%	–
Class C1	w/o SC2	3.68%	4.65%	4.38%	–
	w/ SC4	2.68%	4.65%	4.38%	–
Institutional Service Class[1,5,6]		4.28%	5.33%	5.07%	–
Institutional Class[5]		–	–	–	4.65%	[7]*
Barclays U.S. Aggregate Bond Index		3.97%	4.47%	4.80%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.97%
Class C	1.43%	1.40%
Institutional Service Class	0.90%	0.72%
Institutional Class	0.65%	0.65%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (con’t.)	Nationwide HighMark Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,020.40	4.46	0.89
	Hypothetical(a)(b)		1,000.00	1,020.38	4.46	0.89
Class C Shares	Actual	(a)	1,000.00	1,018.00	7.05	1.41
	Hypothetical(a)(b)		1,000.00	1,017.80	7.05	1.41
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,021.00	3.46	0.69
	Hypothetical(a)(b)		1,000.00	1,021.37	3.46	0.69
Institutional Class Shares	Actual	(a)	1,000.00	1,021.50	2.96	0.59
	Hypothetical(a)(b)		1,000.00	1,021.87	2.96	0.59

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

9

Statement of Investments

July 31, 2014

Nationwide HighMark Bond Fund

Asset-Backed Securities 7.9%

	Principal Amount	Market Value

Automobiles 4.0%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	$1,895,793	$1,894,725
Avis Budget Rental Car Funding AESOP LLC Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	2,000,000	2,005,767
Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	4,670,000	4,814,308
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	1,985,260	1,985,409
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	3,500,000	3,521,693
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	1,699,517	1,708,015
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	1,959,353	1,967,286

		17,897,203

Credit Card 2.3%
Chase Issuance Trust, Series 2014-A6, Class A, 1.26%, 07/15/19	10,000,000	9,998,640

Other 1.6%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	3,662,715	3,654,611
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	1,650,000	1,656,890
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	1,809,513	1,895,545

		7,207,046

Total Asset-Backed Securities (cost $34,975,593)		35,102,889

Bank Loan 0.2%
Food Products 0.2%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	990,000	986,080

Total Bank Loan (cost $984,938)		986,080

Collateralized Mortgage Obligations 1.8%

	Principal Amount	Market Value

Banc of America Mortgage Trust, Series 2003-7, Class A2, 4.75%, 09/25/18	$973,730	$977,544
Federal Home Loan Mortgage Corp. REMICS , 6.25%, 01/15/24	898,116	996,675
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	630,625	634,735
Sequoia Mortgage Trust Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	853,642	855,393
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	1,407,760	1,425,336
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	2,546,939	2,426,079
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	470,988	482,198

Total Collateralized Mortgage Obligations (cost $7,836,664)		7,797,960

Commercial Mortgage Backed Securities 5.7%
COMM Mortgage Trust, Series 2013-CR8, Class A1, 1.02%, 06/10/46	3,872,694	3,862,005
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 02/15/38 (a)	4,082,687	4,123,627
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	4,665,405	4,844,007
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A1, 1.23%, 11/15/45	1,769,073	1,768,106
Series 2014-C19, Class A1, 1.27%, 04/15/47	2,003,372	1,996,789
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	6,135,853	6,146,963
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A1, 1.28%, 05/15/47	2,479,754	2,473,845

Total Commercial Mortgage Backed Securities (cost $25,031,356)		25,215,342

10

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds 48.9%

	Principal Amount	Market Value

Aerospace & Defense 1.4%
United Technologies Corp. 3.10%, 06/01/22	$6,000,000	$6,046,474

Airlines 1.7%
Continental Airlines Pass Through Trust Series 1998-1, Class B, 6.75%, 03/15/17	418,933	458,993
Series 2010-A, 4.75%, 01/12/21	2,489,334	2,691,593
Delta Air Lines Pass Through Trust Series 2011-1, 5.30%, 04/15/19	2,392,688	2,631,957
United Airlines Pass Through Trust Series 2013-1, Class A, 4.30%, 08/15/25	1,850,000	1,935,655

		7,718,198

Auto Components 0.7%
Johnson Controls, Inc. 1.40%, 11/02/17	3,000,000	2,984,492

Automobiles 0.8%
General Motors Co. 3.50%, 10/02/18	3,500,000	3,543,750

Banks 10.8%
Bank of New York Mellon Corp. (The) 1.35%, 03/06/18	2,500,000	2,473,622
Bank of Nova Scotia 1.30%, 07/21/17	6,000,000	5,992,329
BB&T Corp. 2.15%, 03/22/17	1,750,000	1,789,517
Branch Banking & Trust Co. 2.30%, 10/15/18	2,750,000	2,783,193
Capital One Financial Corp. 1.00%, 11/06/15	2,500,000	2,507,205
4.75%, 07/15/21	4,500,000	4,946,511
Citigroup, Inc. 3.88%, 10/25/23	3,600,000	3,657,751
3.75%, 06/16/24	2,400,000	2,386,637
Fifth Third Bank 1.45%, 02/28/18	3,804,000	3,765,260
First Republic Bank 2.38%, 06/17/19	3,500,000	3,505,839
PNC Bank NA 2.25%, 07/02/19	1,260,000	1,259,500
Royal Bank of Canada 2.15%, 03/15/19	4,400,000	4,412,898
Wells Fargo & Co. 5.63%, 12/11/17	3,000,000	3,391,833
4.60%, 04/01/21	4,350,000	4,806,211

		47,678,306

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 0.8%
Heineken NV 0.80%, 10/01/15 (b)	$3,450,000	$3,455,968

Capital Markets 0.2%
Lehman Brothers Holdings, Inc. 5.63%, 01/24/13 *	4,000,000	805,000

Consumer Finance 1.0%
Ford Motor Credit Co. LLC 5.75%, 02/01/21	3,900,000	4,501,309

Containers & Packaging 1.3%
Ball Corp. 6.75%, 09/15/20	5,261,000	5,537,202

Diversified Financial Services 3.3%
Bank of America Corp. 5.65%, 05/01/18	1,700,000	1,909,456
4.00%, 04/01/24	4,500,000	4,558,231
General Electric Capital Corp. 2.30%, 04/27/17	1,000,000	1,027,912
JPMorgan Chase & Co. 3.20%, 01/25/23	6,000,000	5,887,177
Osprey Aircraft Leasing US-Three LLC 2.21%, 06/21/25	1,250,562	1,224,887

		14,607,663

Diversified Telecommunication Services 1.5%
Verizon Communications, Inc. 5.15%, 09/15/23	2,000,000	2,216,312
Verizon Maryland LLC 8.00%, 10/15/29	1,020,000	1,335,441
Verizon New England, Inc. 7.88%, 11/15/29	2,425,000	3,100,428

		6,652,181

Electric Utilities 1.6%
Berkshire Hathaway Energy Co. 3.75%, 11/15/23	4,000,000	4,095,114
Oklahoma Gas & Electric Co. 6.65%, 07/15/27	2,500,000	3,124,468

		7,219,582

Food & Staples Retailing 3.0%
CVS Caremark Corp. 2.75%, 12/01/22	4,750,000	4,582,012
Kroger Co. (The) 3.40%, 04/15/22	3,750,000	3,793,555
Walgreen Co. 3.10%, 09/15/22	5,000,000	4,891,607

		13,267,174

Gas Utilities 2.9%
Enterprise Products Operating LLC 3.35%, 03/15/23	499,000	495,745
3.90%, 02/15/24	1,200,000	1,231,945

11

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Kinder Morgan Energy Partners LP 3.95%, 09/01/22	$5,500,000	$5,527,152
Magellan Midstream Partners LP 6.55%, 07/15/19	3,000,000	3,549,761
4.25%, 02/01/21	500,000	541,885
Transcontinental Gas Pipe Line Co. LLC 7.25%, 12/01/26	1,200,000	1,526,775

		12,873,263

Health Care Providers & Services 1.5%
Laboratory Corp. of America Holdings 4.63%, 11/15/20	3,000,000	3,222,143
McKesson Corp. 2.28%, 03/15/19	3,600,000	3,586,782

		6,808,925

Household Products 0.8%
Clorox Co. (The) 3.05%, 09/15/22	3,750,000	3,689,496

Information Technology Services 0.4%
International Business Machines Corp. 6.50%, 01/15/28	1,500,000	1,932,835

Insurance 1.2%
American International Group, Inc. 2.30%, 07/16/19	1,650,000	1,640,181
4.13%, 02/15/24	2,700,000	2,813,928
Berkshire Hathaway Finance Corp. 5.40%, 05/15/18	850,000	961,973

		5,416,082

Media 2.0%
Comcast Corp. 5.70%, 07/01/19	3,500,000	4,074,004
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.45%, 04/01/24	1,650,000	1,728,054
News America, Inc. 7.75%, 02/01/24	1,000,000	1,213,544
TCI Communications, Inc. 7.13%, 02/15/28	125,000	164,610
Time Warner Entertainment Co. LP 8.38%, 03/15/23	1,420,000	1,900,924

		9,081,136

Metals & Mining 0.6%
Rio Tinto Finance USA Ltd. 6.50%, 07/15/18	2,250,000	2,640,310

Multiline Retail 1.2%
Macy’s Retail Holdings, Inc. 4.38%, 09/01/23	5,000,000	5,294,417

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 3.0%
Cimarex Energy Co. 5.88%, 05/01/22	$2,215,000	$2,425,425
4.38%, 06/01/24	1,900,000	1,942,750
Petrobras Global Finance BV 3.25%, 03/17/17	4,000,000	4,070,966
Petrohawk Energy Corp. 7.25%, 08/15/18	4,550,000	4,715,620

		13,154,761

Paper & Forest Products 1.4%
Georgia-Pacific LLC 8.00%, 01/15/24	4,500,000	6,052,701

Pharmaceuticals 2.4%
Actavis Funding SCS
1.30%, 06/15/17 (b)	2,500,000	2,478,117
2.45%, 06/15/19 (b)	2,890,000	2,871,339
Mylan, Inc.
7.88%, 07/15/20 (b)	5,000,000	5,500,000

		10,849,456

Real Estate Investment Trusts (REITs) 1.6%
Boston Properties LP
4.13%, 05/15/21	4,200,000	4,453,843
ERP Operating LP
2.38%, 07/01/19	1,250,000	1,250,367
4.63%, 12/15/21	1,210,000	1,328,248

		7,032,458

Road & Rail 1.1%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21	4,500,000	4,655,614

Technology Hardware, Storage & Peripherals 0.7%
Hewlett-Packard Co.
4.38%, 09/15/21	2,750,000	2,936,322

Total Corporate Bonds (cost $212,323,981)		216,435,075

Municipal Bonds 3.3%
California 3.3%
California State, GO, 6.20%, 10/01/19	4,000,000	4,784,760
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	2,900,000	4,059,942
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	5,000,000	5,921,250

Total Municipal Bonds (cost $12,532,756)		14,765,952

12

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Bond Fund (Continued)

Sovereign Bond 0.3%

	Principal Amount	Market Value

CANADA 0.3%
Province of Saskatchewan Canada, 9.38%, 12/15/20	$1,000,000	$1,352,221

Total Sovereign Bond (cost $1,023,845)		1,352,221

U.S. Government Mortgage Backed Agencies 14.0%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E01136 5.50%, 03/01/17	64,908	67,827
Pool# G11401 6.00%, 09/01/17	259,937	273,966
Pool# E01252 6.00%, 11/01/17	97,016	102,796
Pool# B14038 4.50%, 05/01/19	223,971	236,634
Pool# B15759 4.50%, 07/01/19	785,484	829,903
Pool# G11678 4.50%, 04/01/20	92,196	97,861
Pool# G11769 5.00%, 10/01/20	177,855	190,367
Pool# G13201 4.50%, 07/01/23	562,296	602,645
Pool# J15482 4.00%, 05/01/26	1,782,876	1,894,167
Pool# J23807 3.00%, 05/01/28	4,666,777	4,816,672
Pool# V60563 3.00%, 06/01/29	17,234,461	17,777,255
Federal Home Loan Mortgage Corp. Gold Pool Pool
Pool# J20465, 2.50%, 09/01/27	4,785,183	4,823,129
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 848191 2.35%, 12/01/34 (a)	1,364,930	1,449,660
Pool# 848134 2.34%, 06/01/39 (a)	421,872	450,850
Federal National Mortgage Association Pool
Pool# 357119 6.00%, 05/01/16	58,358	60,469
Pool# 254003 6.00%, 10/01/16	91,857	95,819
Pool# 566881 5.50%, 01/01/17	49,829	52,088
Pool# 623489 5.50%, 02/01/17	24,135	25,165
Pool# 555170 6.00%, 11/01/17	171,787	180,032

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 254546 5.50%, 12/01/17	$299,993	$316,192
Pool# 555872 5.00%, 11/01/18	73,437	77,798
Pool# 735521 5.50%, 03/01/20	1,715,139	1,831,433
Pool# 292234 8.00%, 08/01/24	1,550	1,809
Pool# 931892 4.50%, 09/01/24	1,329,250	1,422,557
Pool# 293495 8.00%, 09/01/24	342	399
Pool# AD6156 4.00%, 05/01/25	445,587	474,237
Pool# 303300 8.50%, 05/01/25	10,109	11,999
Pool# AE3066 3.50%, 09/01/25	2,729,519	2,879,430
Pool# AE0552 5.00%, 09/01/25	1,532,338	1,659,237
Pool# AE5487 3.50%, 10/01/25	1,211,368	1,277,898
Pool# 342718 6.50%, 05/01/26	53,092	60,501
Pool# AJ4093 3.50%, 10/01/26	3,439,527	3,629,508
Pool# 250764 7.50%, 12/01/26	73,984	86,448
Pool# AB5710 2.50%, 07/01/27	5,681,234	5,722,956
Pool# AP9771 3.00%, 10/01/27	1,453,211	1,500,951
Pool# 251497 6.00%, 12/01/27	437	492
Pool# 402854 6.00%, 12/01/27	10,408	11,640
Pool# 415652 6.50%, 03/01/28	5,349	6,067
Pool# 421427 6.50%, 04/01/28	53,638	61,487
Pool# 432037 6.00%, 07/01/28	96,836	108,893
Pool# 437979 6.00%, 08/01/28	35,287	39,700
Pool# 444861 6.00%, 10/01/28	43,358	48,915
Pool# 446099 6.00%, 10/01/28	21,595	24,202
Pool# 440738 6.00%, 12/01/28	135,456	152,457
Pool# 450653 6.00%, 12/01/28	105,969	119,032

13

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 453865 6.00%, 12/01/28	$48,545	$54,768
Pool# 252212 6.50%, 01/01/29	199,193	228,104
Pool# 484939 6.50%, 06/01/29	48,563	55,775
Pool# 504076 6.50%, 06/01/29	85,678	98,071
Pool# 252570 6.50%, 07/01/29	92,154	105,635
Pool# 506638 6.50%, 08/01/29	37,231	42,634
Pool# 535300 6.50%, 05/01/30	106,736	122,308
Pool# 539932 7.00%, 05/01/30	34,860	40,530
Pool# 524343 8.00%, 06/01/30	4,939	5,941
Pool# 725027 5.00%, 11/01/33	1,638,368	1,816,156
Pool# 725205 5.00%, 03/01/34	553,430	613,400
Pool# 829431 2.25%, 01/01/36 (a)	2,066,835	2,215,236
Government National Mortgage Association I Pool
Pool# 348637 7.50%, 05/15/23	35,968	40,951
Pool# 354696 6.50%, 12/15/23	13,010	14,682
Pool# 369270 6.50%, 12/15/23	3,372	3,818
Pool# 368335 6.50%, 01/15/24	5,306	6,016
Pool# 359986 7.50%, 01/15/24	909	1,056
Pool# 362734 7.50%, 01/15/24	503	580
Pool# 368677 7.50%, 01/15/24	18,040	20,867
Pool# 371909 6.50%, 02/15/24	38,393	43,391
Pool# 392055 7.00%, 04/15/24	11,264	12,701
Pool# 442138 8.00%, 11/15/26	74,791	88,348
Pool# 439463 8.00%, 12/15/26	31,899	36,939
Pool# 399109 7.50%, 02/15/27	13,827	16,306
Pool# 435777 7.50%, 02/15/27	3,987	4,702

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 445661 7.50%, 07/15/27	$10,537	$12,448
Pool# 443887 7.50%, 08/15/27	6,873	8,132
Pool# 450591 7.50%, 08/15/27	1,006	1,189
Pool# 453295 7.50%, 08/15/27	557	656
Pool# 455381 7.50%, 08/15/27	7,246	8,536
Pool# 446699 6.00%, 08/15/28	48,287	54,762
Pool# 460906 6.00%, 09/15/28	44,556	50,372
Pool# 482748 6.00%, 09/15/28	119,478	135,394
Pool# 476969 6.50%, 01/15/29	131,627	150,422
Pool# 781029 6.50%, 05/15/29	223,103	256,630
Pool# 503106 6.50%, 06/15/29	15,510	17,875

Total U.S. Government Mortgage Backed Agencies (cost $61,028,259)		61,938,874

U.S. Treasury Notes 18.4%
U.S. Treasury Notes
1.00%, 05/31/18	12,000,000	11,801,250
1.50%, 01/31/19	7,000,000	6,949,687
1.50%, 02/28/19	23,350,000	23,160,281
1.13%, 04/30/20	2,000,000	1,907,188
2.13%, 06/30/21	15,000,000	14,896,875
2.00%, 02/15/23	10,000,000	9,662,500
2.75%, 11/15/23	2,000,000	2,041,562
2.75%, 02/15/24	11,050,000	11,257,188

Total U.S. Treasury Notes (cost $82,142,263)		81,676,531

Total Investments (cost $437,879,655) (c) — 100.5%		445,270,924

Liabilities in excess of other assets — (0.5)%		(2,110,533)

NET ASSETS — 100.0%		$443,160,391

*	Denotes a non-income producing security.

14

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on July 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at July 31, 2014 was $35,028,223 which represents 7.90% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Bond Fund
Assets:
Investments, at value (cost $437,879,655)	$445,270,924
Cash	536,912
Interest and dividends receivable	2,910,711
Receivable for investments sold	42,052
Receivable for capital shares issued	445,719
Prepaid expenses	10,899

Total Assets	449,217,217

Liabilities:
Payable for investments purchased	5,358,326
Distributions payable	235,935
Payable for capital shares redeemed	155,737
Accrued expenses and other payables:
Investment advisory fees	170,551
Fund administration fees	15,369
Distribution fees	11,567
Administrative servicing fees	61,175
Accounting and transfer agent fees	3,606
Trustee fees	993
Custodian fees	1,254
Compliance program costs (Note 3)	1,070
Professional fees	34,390
Printing fees	2,886
Other	3,967

Total Liabilities	6,056,826

Net Assets	$443,160,391

Represented by:
Capital	$432,368,193
Accumulated undistributed net investment income	62,679
Accumulated net realized gains from investments	3,338,250
Net unrealized appreciation/(depreciation) from investments	7,391,269

Net Assets	$443,160,391

Net Assets:
Class A Shares	$28,985,479
Class C Shares	8,293,872
Institutional Service Class Shares	405,870,576
Institutional Class Shares	10,464

Total	$443,160,391

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,680,704
Class C Shares	771,521
Institutional Service Class Shares	36,853,095
Institutional Class Shares	950

Total	40,306,270

16

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.81
Class C Shares (b)	$10.75
Institutional Service Class Shares	$11.01
Institutional Class Shares	$11.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.06

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Bond Fund
INVESTMENT INCOME:
Interest income	$12,145,127
Dividend income	3,342
Income from securities lending (Note 2)	2,163

Total Income	12,150,632

EXPENSES:
Investment advisory fees	1,670,677
Fund administration fees	225,921
Distribution fees Class A	59,817
Distribution fees Class B (a)	74
Distribution fees Class C	78,987
Administrative servicing fees Class A	21,321
Administrative servicing fees Class B (a)	25
Administrative servicing fees Class C	2,266
Administrative servicing fees Institutional Service Class (b)	362,033
Registration and filing fees	55,728
Professional fees	59,348
Printing fees	23,009
Trustee fees	7,455
Custodian fees	12,576
Accounting and transfer agent fees	18,164
Compliance program costs (Note 3)	1,991
Other	36,777

Total expenses before earnings credit, fees waived, and expenses reimbursed	2,636,169

Earnings credit (Note 4)	(270)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(5,835)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	(69,913)
Expenses reimbursed by adviser (Note 3)	(55,593)

Net Expenses	2,504,558

NET INVESTMENT INCOME	9,646,074

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,762,220
Net change in unrealized appreciation/(depreciation) from investments	(106,155)

Net realized/unrealized gains from investments	3,656,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,302,139

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$9,646,074		$9,849,670
Net realized gains from investments	3,762,220		9,617,231
Net change in unrealized appreciation/(depreciation) from investments	(106,155)		(20,179,034)

Change in net assets resulting from operations	13,302,139		(712,133)

Distributions to Shareholders From:
Net investment income:
Class A	(673,434)		(970,780)
Class B (a)	(125)		(2,623)
Class C	(251,109)		(388,979)
Institutional Service Class (b)	(9,068,802)		(9,320,669)
Institutional Class	(281	)(c)	–
Net realized gains:
Class A	(556,525)		(510,196)
Class B (a)	–		(1,648)
Class C	(253,730)		(237,798)
Institutional Service Class (b)	(6,797,971)		(4,233,165)
Institutional Class	(235	)(c)	–

Change in net assets from shareholder distributions	(17,602,212)		(15,665,858)

Change in net assets from capital transactions	95,855,447		(18,007,338)

Change in net assets	91,555,374		(34,385,329)

Net Assets:
Beginning of year	351,605,017		385,990,346

End of year	$443,160,391		$351,605,017

Accumulated undistributed net investment income at end of year	$62,679		$107,557

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$9,888,133		$5,284,159
Proceeds from shares issued from class conversion	77,778		–
Dividends reinvested	1,013,374		1,175,363
Cost of shares redeemed	(8,214,934)		(23,227,122)

Total Class A Shares	2,764,351		(16,767,600)

Class B Shares (Note 10) (a)
Proceeds from shares issued	–		4,083
Dividends reinvested	93		3,700
Cost of shares redeemed in class conversion	(77,778)		–
Cost of shares redeemed	(459)		(141,856)

Total Class B Shares	(78,144)		(134,073)

Class C Shares (Note 10)
Proceeds from shares issued	628,539		6,097,969
Dividends reinvested	342,302		385,574
Cost of shares redeemed	(7,635,255)		(6,245,598)

Total Class C Shares	(6,664,414)		237,945

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

19

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 10) (b)
Proceeds from shares issued	$150,835,359		$77,556,706
Dividends reinvested	11,684,162		9,435,633
Cost of shares redeemed	(62,696,383)		(88,335,949)

Total Institutional Service Class Shares	99,823,138		(1,343,610)

Institutional Class Shares
Proceeds from shares issued	10,000	(c)	–
Dividends reinvested	516	(c)	–
Cost of shares redeemed	–	(c)	–

Total Institutional Class Shares	10,516	(c)	–

Change in net assets from capital transactions	$95,855,447		$(18,007,338)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	913,616		465,233
Issued in class conversion	7,204		–
Reinvested	94,327		103,825
Redeemed	(759,076)		(2,053,587)

Total Class A Shares	256,071		(1,484,529)

Class B Shares (Note 10) (a)
Issued	–		356
Reinvested	9		328
Redeemed in class conversion	(7,234)		–
Redeemed	(43)		(12,533)

Total Class B Shares	(7,268)		(11,849)

Class C Shares (Note 10)
Issued	58,546		539,509
Reinvested	32,061		34,278
Redeemed	(708,229)		(560,950)

Total Class C Shares	(617,622)		12,837

Institutional Service Class Shares (Note 10) (b)
Issued	13,664,040		6,723,082
Reinvested	1,068,686		819,418
Redeemed	(5,700,594)		(7,721,823)

Total Institutional Service Class Shares	9,032,132		(179,323)

Institutional Class Shares
Issued	903	(c)	–
Reinvested	47	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	950	(c)	–

Total change in shares	8,664,263		(1,662,864)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013 (g)	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012 (g)	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%		$44,658,869	0.99%	3.05%	1.25%	44.00%
Year Ended July 31, 2011 (g)	$11.21	0.38	0.18	0.56	(0.40)	(0.09)	(0.49)	$11.28	5.09%		$29,448,806	1.04%	3.45%	1.26%	58.00%
Year Ended July 31, 2010 (g)	$10.61	0.43	0.62	1.05	(0.45)	–	(0.45)	$11.21	10.08%		$28,951,830	1.03%	3.97%	1.25%	32.00%

Class C Shares
Year Ended July 31, 2014 (g)	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013 (g)	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012 (g)	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%		$15,638,520	1.42%	2.62%	1.50%	44.00%
Year Ended July 31, 2011 (g)	$11.15	0.33	0.18	0.51	(0.35)	(0.09)	(0.44)	$11.22	4.77%		$7,773,796	1.47%	3.02%	1.51%	58.00%
Year Ended July 31, 2010 (g)	$10.56	0.38	0.61	0.99	(0.40)	–	(0.40)	$11.15	9.58%		$4,164,326	1.46%	3.54%	1.50%	32.00%

Institutional Service Class Shares(h)
Year Ended July 31, 2014 (g)	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013 (g)	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012 (g)	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%		$325,475,420	0.74%	3.30%	1.00%	44.00%
Year Ended July 31, 2011 (g)	$11.38	0.42	0.18	0.60	(0.43)	(0.09)	(0.52)	$11.46	5.45%		$337,142,952	0.79%	3.70%	1.01%	58.00%
Year Ended July 31, 2010 (g)	$10.77	0.47	0.62	1.09	(0.48)	–	(0.48)	$11.38	10.29%		$330,317,720	0.78%	4.23%	1.00%	32.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

21

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the annual period ended July 31, 2014, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 5.77%* versus 5.31% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 40 funds as of July 31, 2014) was 5.73% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The California municipal bond market shared many similarities with the national municipal bond market during the annual reporting period ended July 31, 2014.

Both markets experienced two distinct phases during the period; during the first half, the Federal Reserve’s stimulus program led to a steepening of the yield curve, and, as the yield curve steepened, investors across the U.S. pulled assets from municipal bond funds. This action by investors led to further price declines as managers were forced to sell to meet redemptions, setting in motion a vicious cycle which reversed course in mid-2014 only after investors returned to the municipal bond market at levels not seen since mid-January 2013.

As a result of investor demand and lower-than-average municipal bond issuance nationwide, the second half of the reporting period saw yields fall significantly across all maturities and states but most notably for bonds with longer maturities.

Portfolio Performance

Our investment philosophy and process seek to provide a yield competitive with longer-maturity municipal bonds from issuers in California but with lower volatility by holding municipal bond issues with a duration of three to six years. During much of the 12-month period ended July 31, 2014, the Fund benefited from this strategy as its lower duration provided protection in an environment of rising interest rates and a steepening yield curve.

The Fund’s high credit quality also provided outperformance during the reporting period, as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower, for much of the reporting period.

Individual issues that contributed positively to Fund performance during the reporting period included the Fund’s investments in the recently upgraded California State General Obligation issue, the longer-duration Mount Diablo Unified School District General Obligation bond, and Los Angeles City’s General Obligation bond.

Issues that detracted from Fund performance during the reporting period included the Fund’s investments in shorter-duration positions in California Department of Water, Sacramento Municipal Utility District and North Orange County Community College.

Derivatives were not used in the Nationwide HighMark California Intermediate Tax Free Bond Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

We expect that the municipal bond market, including California’s, will be affected by rising rates, and so we anticipate maintaining the Fund’s current duration strategy of being slightly short of that of the Fund’s benchmark, with the majority of the Fund’s duration exposure in bonds from issuers in California with durations of three to five years. Despite broad-based investor demand for lower-credit-quality issues offering higher yields, we do not plan to alter our core strategy for the Fund of holding high-quality bonds from issuers in California that meet our criteria for inclusion in the Fund.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and David Wines

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview	Nationwide HighMark California Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 5.77%, outperforming the benchmark by 0.46% and the Lipper peer category median by 0.04%.

•

The Fund’s high credit quality also provided outperformance during the reporting period, as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower, for much of the reporting period.

•	Despite broad-based investor demand for lower-credit-quality issues offering higher yields, we do not plan to alter our core strategy for the Fund of holding high-quality bonds.

Asset Allocation†

Municipal Bonds	97.5%
Mutual Fund	1.4%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings††

California State, Economic Recovery, Refunding, GO, 5.25%, 07/01/21	2.6%
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 05/15/23	2.4%
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, 5.00%, 07/01/25	1.9%
Los Angeles, Refunding, GO, 5.00%, 09/01/23	1.6%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 07/01/22	1.5%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 05/15/24	1.4%
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	1.4%
Orange County, Sanitation District, COP, AGM Insured, 5.00%, 02/01/23	1.4%
Goldman Sachs Tax Exempt California — Institutional Shares, 0.10%	1.4%
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1.4%
Other Holdings	83.0%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

23

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	5.54%	3.55%	3.48%	–
	w/ SC3	3.21%	3.08%	3.24%	–
Class C1	w/o SC2	4.99%	3.09%	2.99%	–
	w/ SC4	3.99%	3.09%	2.99%	–
Institutional Service Class[1,5,6]		5.77%	3.81%	3.74%	–
Institutional Class[5]		–	–	–	5.34%	[7]*
Barclays 7-Year Municipal Bond Index		5.31%	4.88%	4.82%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.79%
Class C	1.40%	1.24%
Institutional Service Class	0.90%	0.54%
Institutional Class	0.65%	0.49%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

24

Fund Performance (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax Free Bond Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,025.90	3.97	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.88	3.96	0.79
Class C Shares	Actual	(a)	1,000.00	1,023.80	6.22	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.21	1.24
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,028.00	2.72	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.12	2.71	0.54
Institutional Class Shares	Actual	(a)	1,000.00	1,028.30	2.46	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.36	2.46	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

26

Statement of Investments

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 97.5%

	Principal Amount	Market Value

California 97.5%
Alhambra, Unified School District, Election 2004, GO, AGM Insured, Series B, 5.25%, 08/01/23	$1,150,000	$1,295,808
Alhambra, Unified School District, Refunding, GO Series A, 5.00%, 08/01/20	495,000	586,560
Series A, 5.00%, 08/01/21	475,000	565,435
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 08/01/25	345,000	397,350
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB
Series F-1, 5.25%, 04/01/23	1,775,000	2,097,340
Series F-1, 5.00%, 04/01/24	665,000	794,150
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/01/19	845,000	961,576
Burlingame, Elementary School District, Refunding, GO, AGM Insured, 5.25%, 07/15/16	795,000	872,202
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 09/01/24	405,000	486,769
California State, Department of Water Resources, Central Valley Project, Prerefunded Balance, RB, National-RE Insured, Series AC, 5.00%, 12/01/21	85,000	86,371
California State, Department of Water Resources, Central Valley Project, Refunding, ETM, RB, AGM Insured, Series W, 5.50%, 12/01/14	10,000	10,179
California State, Department of Water Resources, Power Supply Revenue, RB, Sub-Series F-5, 5.00%, 05/01/22	1,325,000	1,514,289
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM Insured
Series H, 5.00%, 05/01/21	1,485,000	1,710,765
Series H, 5.00%, 05/01/22	1,770,000	2,032,721
California State, Economic Recovery, National-RE Insured, GO, Series A, 5.00%, 07/01/15	645,000	647,651
California State, Economic Recovery, Refunding, GO
Series A, 5.00%, 07/01/20	555,000	655,688
Series A, 5.25%, 07/01/21	4,000,000	4,753,320
California State, Educational Facilities Authority Revenue, Santa Clara University, RB
5.25%, 04/01/23	250,000	284,493
5.25%, 04/01/24	695,000	790,889

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
California State, GO, 5.00%, 11/01/24	$2,000,000	$2,353,380
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB
Series G, 5.00%, 12/01/17	1,525,000	1,746,369
Series G, 5.00%, 12/01/21	1,000,000	1,228,520
California State, Refunding, GO, 5.00%, 12/01/17	1,545,000	1,713,328
California State, Refunding, GO, AMBAC Insured, 5.00%, 11/01/17	1,000,000	1,139,750
California State, University, Systemwide, RB, Series A, 5.25%, 11/01/22	255,000	299,862
California State, University, Systemwide, Refunding, RB
Series A, 5.00%, 11/01/25	945,000	1,066,073
Series A, 5.00%, 11/01/26	1,500,000	1,681,260
California State, Various Purposes, GO
5.25%, 10/01/21	1,000,000	1,196,740
5.63%, 04/01/25	2,030,000	2,394,953
Campbell, Unified High School District, Refunding, GO, 5.25%, 08/01/25	695,000	796,567
Cerritos, Community College District, Election 2004, GO
Series C, 5.25%, 08/01/24	450,000	517,603
Series C, 5.25%, 08/01/25	750,000	859,605
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 06/01/23	1,000,000	1,209,120
Chaffey, Unified High School District, Refunding, GO, National-RE FGIC Insured, 5.00%, 08/01/15	1,100,000	1,153,383
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	975,000	1,159,441
Citrus, Community College District, Election 2004, GO, Series C, 5.25%, 06/01/25	545,000	622,897
Corona-Norco, Unified School District, Election 2006, GO, Series E, 5.00%, 08/01/16	920,000	1,005,247
Desert Sands, Unified School District, Election 2001, GO
5.75%, 08/01/19	865,000	1,016,582
5.25%, 08/01/20	610,000	700,469
5.25%, 08/01/22	825,000	949,567
5.50%, 08/01/25	590,000	680,825
El Camino, Community College District, Refunding, GO, 5.00%, 08/01/21	1,250,000	1,513,512

27

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
El Camino, Community College District, Refunding, GO, AGM Insured, 5.00%, 08/01/16	$1,000,000	$1,048,330
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	720,000	861,415
Fontana, Unified School District, Prerefunded Balance, GO, AGM Insured, Series A, 5.25%, 08/01/19	40,000	40,000
Gavilan, Joint Community College District, Refunding, GO, 5.00%, 08/01/21	1,000,000	1,205,700
Gilroy, Unified School District, Election 2008, GO, AGM Insured
Series A, 5.25%, 08/01/22	1,945,000	2,237,197
Series A, 6.00%, 08/01/25	1,400,000	1,672,440
Grant, Joint Union High School District, Election 2006, GO, AGM Insured, 5.00%, 08/01/21	975,000	1,090,362
Hayward, Unified School District, Election 2008, GO, 5.00%, 08/01/25	1,000,000	1,075,950
Imperial, Irrigation District, Electric Revenue, Refunding, RB
Series B, 5.00%, 11/01/26	2,600,000	2,921,256
Kern, High School District, Refunding, GO
4.00%, 08/01/18	430,000	481,411
4.00%, 08/01/19	740,000	835,453
5.00%, 08/01/22	885,000	1,069,363
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 05/15/24	1,845,000	2,110,994
Long Beach, Unified School District, Election 2008, GO Series A, 4.00%, 08/01/14	180,000	180,000
Series A, 5.25%, 08/01/25	1,640,000	1,899,891
Long Beach, Unified School District, Refunding, GO, Series B, 5.25%, 08/01/24	1,570,000	1,818,798
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 05/15/24	1,100,000	1,277,672
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB Series A, 5.25%, 05/15/22	500,000	594,260
Series A, 5.00%, 05/15/23	1,000,000	1,168,600
Los Angeles, Community College District, Election 2003, GO, AGM Insured Series E, 5.00%, 08/01/17	1,000,000	1,090,520
Series E, 5.00%, 08/01/23	1,360,000	1,479,571

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles, Community College District, Election 2008, GO
Series A, 5.50%, 08/01/22	$1,695,000	$2,013,084
Series A, 5.50%, 08/01/24	1,200,000	1,422,660
Los Angeles, GO, Series A, 5.00%, 09/01/24	950,000	1,138,490
Los Angeles, GO, National-RE Insured, Series 2006-A, 5.00%, 09/01/24	1,000,000	1,087,360
Los Angeles, Harbor Department Revenue, RB
Series A, 5.00%, 08/01/20	2,090,000	2,470,087
Series A, 5.25%, 08/01/21	350,000	416,875
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	2,515,000	3,028,764
Los Angeles, Unified School District, Election 2002, GO, Series D, 5.25%, 07/01/24	1,000,000	1,176,220
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,910,000	2,213,232
Los Angeles, Unified School District, Election 2008, Prerefunded Balance, GO, FGIC Insured, Series F, 5.00%, 07/01/19	680,000	741,445
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 06/01/24	1,535,000	1,844,410
Los Angeles, Water & Power Department Revenue, Power System, RB, Series A-2, 5.00%, 07/01/15	575,000	600,697
Los Angeles, Water & Power Department Revenue, Power System, RB, AGM Insured, Sub-Series A-2, 5.00%, 07/01/25	1,000,000	1,044,130
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB
Series A, 5.00%, 07/01/18	1,425,000	1,656,520
Series A, 5.00%, 07/01/22	2,380,000	2,850,169
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/01/22	1,580,000	1,877,151
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/01/25	1,500,000	1,726,755
Modesto, Irrigation District, Electric Revenue, Refunding, RB
Series A, 5.00%, 07/01/20	535,000	637,297
Series A, 5.00%, 07/01/21	750,000	899,505
Series A, 5.00%, 07/01/22	1,575,000	1,850,468
Mount Diablo, Unified School District, Election 2002, Refunding, GO
Series B, 5.00%, 07/01/20	1,145,000	1,367,863
Series B-2, 5.00%, 07/01/24	2,000,000	2,376,840

28

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Mount Diablo, Unified School District, Refunding, GO
5.00%, 08/01/23	$2,125,000	$2,497,279
5.00%, 08/01/26	300,000	343,401
North Orange County, Community College District, Refunding, Prerefunded Balance, GO, National-RE Insured, 5.00%, 08/01/23	2,295,000	2,405,275
Northern California Transmission Agency Revenue, California-Oregon Project, Refunding, RB, Series A, 5.00%, 05/01/22	1,200,000	1,364,796
Ohlone, Community College District, Refunding, GO, 5.00%, 08/01/22	720,000	877,075
Orange County, Sanitation District, COP, AGM Insured
Series B, 5.00%, 02/01/17	530,000	590,462
Series B, 5.00%, 02/01/23	2,350,000	2,615,080
Series B, 5.00%, 02/01/25	1,200,000	1,335,360
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 08/01/19	500,000	562,940
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	2,240,000	2,663,830
Port of Oakland, Intermediate Lien, Refunding, RB, National-RE Insured, Series B, 5.00%, 11/01/18	1,875,000	2,110,294
Redding, Electric System Revenue, Refunding, COP, AGM Insured
Series A, 5.25%, 06/01/19	475,000	545,637
Series A, 5.00%, 06/01/22	1,525,000	1,724,714
Series A, 5.00%, 06/01/24	1,160,000	1,305,441
Riverside, Community College District, Refunding, Prerefunded Balance, GO, AGM Insured, 5.00%, 08/01/19	1,750,000	1,834,630
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, Series X, 5.00%, 08/15/18	1,000,000	1,165,090
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, AGM Insured
Series U, 5.00%, 08/15/23	1,690,000	1,935,625
Series U, 5.00%, 08/15/24	595,000	679,710
Sacramento, Unified School District, Refunding, GO, 5.00%, 07/01/19	1,140,000	1,329,012
San Bernardino, Community College District, Election 2002, Prerefunded Balance, GO, Series A, 6.25%, 08/01/24	1,055,000	1,280,422

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Bernardino, Community College District, Refunding, GO
Series A, 4.00%, 08/01/18	$405,000	$454,102
Series A, 5.00%, 08/01/20	1,000,000	1,198,040
San Diego, Community College District, Refunding, GO
5.00%, 08/01/20	560,000	676,614
5.00%, 08/01/21	400,000	488,444
5.00%, 08/01/24	1,000,000	1,202,400
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB
Series B, 5.50%, 05/15/23	3,750,000	4,458,862
Series A, 5.25%, 05/15/26	1,675,000	1,965,211
San Diego, Public Facilities Financing Authority, Water Revenue, Refunding, RB, Series B, 5.00%, 08/01/21	1,000,000	1,165,810
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured
5.25%, 05/01/19	2,150,000	2,545,407
5.00%, 05/01/22	2,000,000	2,153,780
San Francisco City & County, Earthquake Safety, GO, Series E, 5.00%, 06/15/26	1,000,000	1,179,820
San Francisco City & County, General Hospital Improvement, GO, Series A, 5.25%, 06/15/24	250,000	289,940
San Francisco City & County, Public Utilities Commission, Water Revenue, RB, AGM Insured, Series A, 5.00%, 11/01/23	1,000,000	1,076,890
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 06/15/24	755,000	897,506
San Francisco City & County, Unified School District, Prop A, Election 2006, GO, Series B, 5.25%, 06/15/23	950,000	1,105,629
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 07/01/23	500,000	601,415
San Francisco, Community College District, Election 2001, GO, National-RE Insured, Series B, 5.00%, 06/15/20	2,085,000	2,093,069
San Mateo Union High School District, Election 2006, GO
Series 2013-A, 5.00%, 09/01/20	400,000	486,020
Series 2013-A, 5.00%, 09/01/22	1,000,000	1,239,420

29

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 07/15/24	$1,000,000	$1,147,920
Santa Maria, Joint Unified High School District, Election 2000, ETM, GO, AGM Insured, Series A, 5.50%, 08/01/15	510,000	537,209
Santa Rosa, High School District, Refunding, GO, AGM Insured, 5.00%, 08/01/24	1,090,000	1,239,875
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, Series A, 5.00%, 07/01/25	3,065,000	3,485,825
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Refunding, RB, Series A, 5.00%, 07/01/23	1,200,000	1,386,612
State Center, Community College District, Refunding, GO, 5.00%, 08/01/20	1,000,000	1,192,980
Stockton, Unified School District, Election 2005, GO, AGM Insured, 5.00%, 08/01/16	645,000	697,767
The Regents of the University of California Ltd. Project, Refunding, RB, Series G, 5.00%, 05/15/22	935,000	1,133,903
Torrance, Unified School District, Election 2008, Measure Z, GO, 5.50%, 08/01/25	1,000,000	1,158,440
University of California, Generated Revenue, RB, Series O, 5.50%, 05/15/22	2,000,000	2,401,280
University of California, Limited Project Revenue, Refunding, RB, Series G, 5.00%, 05/15/24	2,270,000	2,693,446
Upland, Unified School District, Refunding, GO, 5.00%, 08/01/25	500,000	576,525
Vista, Unified School District, Refunding, GO
5.00%, 08/01/21	500,000	600,665
5.00%, 08/01/22	500,000	604,160
5.00%, 08/01/24	300,000	355,410

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
West Valley-Mission, Community College District, Election 2012, GO, Series A, 5.00%, 08/01/24	$1,615,000	$1,947,141

Total Municipal Bonds (cost $172,129,029)		183,751,424

Mutual Fund 1.4%

	Shares

Money Market Fund 1.4%
Goldman Sachs Tax Exempt California — Institutional Shares, 0.01% (a)	2,568,639	2,568,639

Total Mutual Fund (cost $2,568,639)		2,568,639

Total Investments (cost $174,697,668) (b) (c) — 98.9%		186,320,063

Other assets in excess of liabilities — 1.1%		1,983,374

NET ASSETS — 100.0%		$188,303,437

(a)	Represents 7-day effective yield as of July 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At July 31, 2014, the percentage attributed to Assured Guaranty Municipal Corporation was 17.25%.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

Ltd.	Limited

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $174,697,668)	$186,320,063
Interest and dividends receivable	2,565,916
Receivable for capital shares issued	374,584
Prepaid expenses	5,540

Total Assets	189,266,103

Liabilities:
Distributions payable	163,314
Payable for capital shares redeemed	628,060
Accrued expenses and other payables:
Investment advisory fees	64,506
Fund administration fees	10,634
Distribution fees	31,331
Administrative servicing fees	14,948
Accounting and transfer agent fees	5,197
Trustee fees	898
Custodian fees	915
Compliance program costs (Note 3)	525
Professional fees	31,928
Printing fees	6,696
Other	3,714

Total Liabilities	962,666

Net Assets	$188,303,437

Represented by:
Capital	$175,341,807
Accumulated undistributed net investment income	30,150
Accumulated net realized gains from investments	1,309,085
Net unrealized appreciation/(depreciation) from investments	11,622,395

Net Assets	$188,303,437

Net Assets:
Class A Shares	$57,843,395
Class C Shares	30,015,316
Institutional Service Class Shares	100,434,193
Institutional Class Shares	10,533

Total	$188,303,437

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,522,753
Class C Shares	2,876,548
Institutional Service Class Shares	9,541,030
Institutional Class Shares	1,000

Total	17,941,331

31

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.47
Class C Shares (b)	$10.43
Institutional Service Class Shares	$10.53
Institutional Class Shares	$10.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.71

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$6,309,387
Dividend income	148

Total Income	6,309,535

EXPENSES:
Investment advisory fees	1,018,976
Fund administration fees	166,272
Distribution fees Class A	164,728
Distribution fees Class C	251,360
Administrative servicing fees Class A	49,150
Administrative servicing fees Class C	5,242
Administrative servicing fees Institutional Service Class (a)	60,085
Registration and filing fees	11,284
Professional fees	50,431
Printing fees	17,219
Trustee fees	4,653
Custodian fees	8,024
Accounting and transfer agent fees	29,771
Compliance program costs (Note 3)	1,867
Other	27,469

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,866,531

Earnings credit (Note 4)	(297)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(18,689)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(28,433)
Expenses reimbursed by adviser (Note 3)	(319,879)

Net Expenses	1,499,233

NET INVESTMENT INCOME	4,810,302

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,795,473
Net change in unrealized appreciation/(depreciation) from investments	4,282,229

Net realized/unrealized gains from investments	6,077,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,888,004

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$4,810,302		$5,979,705
Net realized gains from investments	1,795,473		150,196
Net change in unrealized appreciation/(depreciation) from investments	4,282,229		(9,210,247)

Change in net assets resulting from operations	10,888,004		(3,080,346)

Distributions to Shareholders From:
Net investment income:
Class A	(1,523,538)		(2,024,600)
Class C	(627,954)		(689,179)
Institutional Service Class (a)	(2,648,495)		(3,289,031)
Institutional Class	(228	)(b)	–
Net realized gains:
Class A	(130,280)		–
Class C	(66,279)		–
Institutional Service Class (a)	(203,718)		–
Institutional Class	(19	)(b)	–

Change in net assets from shareholder distributions	(5,200,511)		(6,002,810)

Change in net assets from capital transactions	(48,021,143)		(21,511,423)

Change in net assets	(42,333,650)		(30,594,579)

Net Assets:
Beginning of year	230,637,087		261,231,666

End of year	$188,303,437		$230,637,087

Accumulated undistributed net investment income at end of year	$30,150		$20,063

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$16,143,389		$31,490,036
Dividends reinvested	1,244,489		1,519,633
Cost of shares redeemed	(37,861,210)		(46,078,095)

Total Class A Shares	(20,473,332)		(13,068,426)

Class C Shares (Note 10)
Proceeds from shares issued	4,749,449		15,323,206
Dividends reinvested	597,855		521,271
Cost of shares redeemed	(14,518,232)		(11,632,434)

Total Class C Shares	(9,170,928)		4,212,043

Institutional Service Class Shares (Note 10) (a)
Proceeds from shares issued	21,181,458		34,674,779
Dividends reinvested	1,052,228		1,295,602
Cost of shares redeemed	(40,620,816)		(48,625,421)

Total Institutional Service Class Shares	(18,387,130)		(12,655,040)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

34

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$10,000	(b)	$–
Dividends reinvested	247	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	10,247	(b)	–

Change in net assets from capital transactions	$(48,021,143)		$(21,511,423)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	1,572,624		2,994,460
Reinvested	120,788		144,930
Redeemed	(3,687,683)		(4,403,602)

Total Class A Shares	(1,994,271)		(1,264,212)

Class C Shares (Note 10)
Issued	463,976		1,460,144
Reinvested	58,238		49,913
Redeemed	(1,418,052)		(1,118,976)

Total Class C Shares	(895,838)		391,081

Institutional Service Class Shares (Note 10) (a)
Issued	2,045,485		3,275,945
Reinvested	101,649		122,883
Redeemed	(3,939,157)		(4,630,981)

Total Institutional Service Class Shares	(1,792,023)		(1,232,153)

Institutional Class Shares
Issued	976	(b)	–
Reinvested	24	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	1,000	(b)	–

Total change in shares	(4,681,132)		(2,105,284)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%		$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013 (g)	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%	)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012 (g)	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%		$92,569,680	0.79%	2.30%	1.27%	34.00%
Year Ended July 31, 2011 (g)	$10.18	0.25	(0.04)	0.21	(0.25)	–	(0.25)	$10.14	2.13%		$78,038,152	0.79%	2.54%	1.27%	32.00%
Year Ended July 31, 2010 (g)	$9.98	0.30	0.22	0.52	(0.30)	(0.02)	(0.32)	$10.18	5.26%		$76,111,437	0.78%	2.97%	1.27%	17.00%

Class C Shares
Year Ended July 31, 2014 (g)	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%		$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013 (g)	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%	)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012 (g)	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%		$35,519,408	1.24%	1.85%	1.52%	34.00%
Year Ended July 31, 2011 (g)	$10.15	0.21	(0.05)	0.16	(0.21)	–	(0.21)	$10.10	1.59%		$22,805,903	1.24%	2.09%	1.52%	32.00%
Year Ended July 31, 2010 (g)	$9.95	0.25	0.22	0.47	(0.25)	(0.02)	(0.27)	$10.15	4.82%		$14,859,778	1.23%	2.52%	1.52%	17.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%		$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013 (g)	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%	)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012 (g)	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%		$133,142,578	0.54%	2.55%	1.02%	34.00%
Year Ended July 31, 2011 (g)	$10.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)	$10.19	2.38%		$123,643,818	0.54%	2.79%	1.02%	32.00%
Year Ended July 31, 2010 (g)	$10.03	0.33	0.21	0.54	(0.32)	(0.02)	(0.34)	$10.23	5.49%		$112,406,697	0.53%	3.22%	1.02%	17.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%		$10,533	0.49%	2.58%	0.64%	3.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

36

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the annual period ended July 31, 2014, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 4.75%* versus 5.31% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 203 funds as of July 31, 2014) was 5.21% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The municipal bond market environment saw two distinct phases during the annual reporting period ended July 31, 2014. During the first half of the period, the Federal Reserve’s stimulus program led to a steepening of the yield curve, and, as the yield curve steepened, investors pulled assets from municipal bond funds. This action by investors led to further price declines as managers were forced to sell to meet redemptions, which reversed course in mid-2014 only after investors returned to the municipal bond market at levels not seen since mid-January 2013.

As a result of investor demand and lower-than-average municipal bond issuance, the second half of the reporting period saw the municipal bond yield curve flatten significantly across all maturities, but most notably at the long end of the curve. Investors shrugged off the downgrade of Puerto Rico and the bankruptcy filing of Detroit, and returned to lower-credit-quality issues in their search for yield.

Portfolio Performance

Our investment philosophy and process seek to provide a yield competitive with longer-maturity municipal bonds but with lower volatility by holding municipal bond issues with a duration of three to six years. During much of the 12-month period ended July 31, 2014, the Fund benefited from this strategy as its lower duration provided protection in an environment of rising interest rates and a steepening yield curve.

The Fund’s high credit quality also provided outperformance during the reporting period, as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower, for much of the reporting period.

Individual issuers that contributed positively to Fund performance during the reporting period included the Fund’s positions in Los Angeles City’s General Obligation issues, Idaho Housing and Finance Association, and Chico (CA) Unified School District bonds.

In terms of detractors from Fund performance for the reporting period, while the Fund benefited from not holding municipal bonds from U.S. territories — including Puerto Rico, the U.S. Virgin Islands and Guam — during the first half of the reporting period, territory issues, particularly Puerto Rico’s bonds, rallied in the second half of the reporting period as investors reached for higher-yielding, often longer-duration, bonds regardless of issuer quality.

Issues that detracted from Fund performance during the reporting period included the Fund’s positions in general obligation bonds from Chicago, and shorter-duration positions in New York City General Obligations and Houston Utilities debt.

Derivatives were not used in the Nationwide HighMark National Intermediate Tax Free Bond Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

We expect that the municipal bond market will be affected by rising rates, and so we anticipate maintaining the Fund’s current duration strategy of being slightly short of that of the Fund’s benchmark, with the majority of the Fund’s duration exposure in bonds with durations of three to five years. Despite investor demand for lower-credit-quality issues offering higher yields, we do not plan to alter our core strategy for the Fund of holding high-quality bonds from issuers that meet our criteria for inclusion in the Fund.

37

Fund Commentary (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and David Wines

The Fund is subject to the risks of investing in fixed-income securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

38

Fund Overview	Nationwide HighMark National Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 4.75%, underperforming the benchmark by 0.56% and the Lipper peer category median by 0.46%.

•

The Fund’s high credit quality provided relative outperformance during the reporting period, as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower, for much of the reporting period.

•	Despite investor demand for lower-credit-quality issues offering higher yields, we do not plan to alter our core strategy for the Fund of holding high-quality bonds.

Asset Allocation†

Municipal Bonds	98.9%
Mutual Fund	0.1%
Other assets in excess of liabilities	1.0%
100.0%

Top Holdings††

Florida State, Board of Education, Public Education, Refunding, GO, 5.00%, 06/01/22	3.4%
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, 5.00%, 01/01/19	3.0%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, 5.00%, 11/15/19	3.0%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB, 5.25%, 07/15/24	2.9%
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, 5.00%, 10/15/20	2.8%
Chico, Unified School District, Election 1998, GO, AGM Insured, 5.00%, 08/01/25	2.6%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	2.6%
Washington State, Various Purpose, GO, 5.00%, 07/01/19	2.3%
Hawaii State, Refunding, GO, 5.00%, 12/01/19	2.3%
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, 5.00%, 06/15/23	2.2%
Other Holdings	72.9%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

39

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	4.49%	3.24%	3.39%	–
	w/ SC3	2.15%	2.77%	3.15%	–
Class C1	w/o SC2	4.11%	2.86%	2.84%	–
	w/ SC4	3.11%	2.86%	2.84%	–
Institutional Service Class[1,5,6]		4.75%	3.52%	3.65%	–
Institutional Class[5]		–	–	–	4.61%	[7]*
Barclays 7-Year Municipal Bond Index		5.31%	4.88%	4.82%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.26%	0.77%
Class C	1.51%	1.22%
Institutional Service Class	1.01%	0.52%
Institutional Class	0.76%	0.47%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

40

Fund Performance (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

41

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,020.20	3.86	0.77
	Hypothetical(a)(b)		1,000.00	1,020.98	3.86	0.77
Class C Shares	Actual	(a)	1,000.00	1,017.90	6.10	1.22
	Hypothetical(a)(b)		1,000.00	1,018.74	6.11	1.22
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,021.40	2.61	0.52
	Hypothetical(a)(b)		1,000.00	1,022.22	2.61	0.52
Institutional Class Shares	Actual	(a)	1,000.00	1,021.70	2.36	0.47
	Hypothetical(a)(b)		1,000.00	1,022.46	2.36	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

42

Statement of Investments

July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 98.9%

	Principal Amount	Market Value

Alaska 3.3%
Alaska State, International Airports Revenue, Refunding, RB, National-RE Insured, Series D, 5.00%, 10/01/22	$500,000	$545,325
Anchorage Alaska Schools, GO, Series B, 5.00%, 08/01/24	1,000,000	1,135,020
Anchorage Alaska Schools, Refunding, GO, National-RE FGIC Insured, Series B, 5.00%, 09/01/17	580,000	657,384

		2,337,729

Arizona 2.9%
Phoenix, Refunding, GO, Series A, 6.25%, 07/01/17	1,025,000	1,191,542
Tucson Arizona, Water System Revenue, RB, 5.00%, 07/01/21	775,000	882,585

		2,074,127

California 17.4%
Apple Valley Unified School District, California State, Refunding, GO, BAM Insured, 4.00%, 08/01/20	425,000	478,613
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM Insured, Series H, 5.00%, 05/01/22	1,000,000	1,148,430
California State, Various Purposes, GO, 5.63%, 04/01/25	1,250,000	1,474,725
Chico, Unified School District, Election 1998, GO, AGM Insured, Series B, 5.00%, 08/01/25	1,625,000	1,840,345
Long Beach, Unified School District, Election 2008, GO
Series A, 5.25%, 08/01/24	525,000	608,197
Series A, 5.25%, 08/01/25	1,000,000	1,158,470
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	1,000,000	1,204,280
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,000,000	1,158,760
Redding, Electric System Revenue, Refunding, COP, AGM Insured, Series A, 5.00%, 06/01/22	1,000,000	1,130,960
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1,000,000	1,183,910

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Torrance, Unified School District, Election 2008, Measure Y, GO, 5.50%, 08/01/25	$775,000	$897,791

		12,284,481

Colorado 0.7%
Denver Colorado City & County School District No. 1, Refunding, GO, National-RE FGIC Insured, Series A, 5.25%, 12/01/21	390,000	476,510

Connecticut 1.7%
Connecticut State, GO, Series D, 5.00%, 11/01/19	1,000,000	1,178,220

Florida 8.6%
Florida State, Board of Education, Public Education, Refunding, GO
Series A, 5.00%, 06/01/18	525,000	605,955
Series C, 5.00%, 06/01/19	525,000	616,150
Series D, 5.00%, 06/01/22	2,000,000	2,393,180
Orlando, Utilities Commission, Utility System Revenue, Refunding, RB, Series A, 5.00%, 10/01/20	1,050,000	1,251,673
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, National-RE FGIC Insured, 5.50%, 10/01/21	970,000	1,199,066

		6,066,024

Hawaii 9.3%
Hawaii State, Refunding, GO
Series EA, 5.00%, 12/01/19	1,330,000	1,576,808
Series EF, 5.00%, 11/01/23	1,140,000	1,366,096
Honolulu City and County, Refunding, GO
Series B, 5.00%, 11/01/24	600,000	718,332
Series A, 5.00%, 04/01/25	1,080,000	1,243,771
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 07/01/20	425,000	504,947
University of Hawaii Revenue, RB
Series A, 5.50%, 10/01/22	500,000	593,020
Series A, 5.50%, 10/01/23	500,000	589,765

		6,592,739

Idaho 5.4%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB
Series A, 5.00%, 07/15/22	580,000	657,494
Series A, 5.25%, 07/15/24	1,780,000	2,028,755

43

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Idaho (continued)
Twin Falls County, School District No. 411, GO, National-RE Insured, 5.00%, 09/15/16	$1,000,000	$1,097,450

		3,783,699

Illinois 6.6%
Chicago Project, Refunding, GO, AGM Insured, Series 2006A, 5.00%, 01/01/23	1,075,000	1,109,873
Chicago, Board of Education, Dedicated Revenues, Refunding, Special Tax Revenue, AMBAC Insured, Series B, 5.00%, 12/01/23	1,375,000	1,437,095
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, Series B, 5.00%, 01/01/19	1,930,000	2,129,987

		4,676,955

Maryland 0.8%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/01/18	500,000	583,905

Massachusetts 7.0%
Massachusetts Bay Transportation Authority, Refunding, RB, Series A, 5.25%, 07/01/20	300,000	362,148
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, Series B-1, 5.00%, 10/15/20	1,620,000	1,948,811
Massachusetts State, Bay Transportation Authority, Massachussets Sales Tax Revenue, Refunding, RB, Senior Series A, 5.25%, 07/01/18	600,000	700,470
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 08/01/19	415,000	489,277
Massachusetts State, Water Resources Authority, Refunding, RB, National-RE Insured, Series A, 5.25%, 08/01/16	1,310,000	1,439,205

		4,939,911

Minnesota 1.4%
Minnesota State, GO, Series A, 5.00%, 10/01/20	855,000	1,026,009

Nevada 2.6%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	1,620,000	1,837,987

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey 3.9%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB,
Series A, 5.25%, 12/15/21	$760,000	$877,785
Series A, 5.50%, 12/15/22	1,020,000	1,200,662
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, AGM Insured, Series C, 5.50%, 12/15/17	625,000	713,825

		2,792,272

New York 3.6%
New York City, GO, AGM Insured, Fiscal 2008, Sub-Series C-1, 5.00%, 10/01/24	705,000	791,229
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 04/01/21	1,075,000	1,229,348
New York State, Thruway Authority, State Personal Transportation, Special Tax Revenue, Series A, 5.00%, 03/15/18	430,000	492,548

		2,513,125

Oregon 2.2%
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, Series B, 5.00%, 06/15/23	1,360,000	1,549,448

Pennsylvania 1.5%
Pennsylvania State, GO, Series A, 5.00%, 11/01/18	550,000	625,972
Pennsylvania State, Refunding, GO, 5.00%, 07/01/17	385,000	433,783

		1,059,755

Texas 13.1%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/19	1,800,000	2,125,440
Lamar Consolidated Independent School District Schoolhouse, GO, PSF Insured, 5.00%, 02/15/17	800,000	890,928
Lower Colorado River Authority, Prerefunded Balance, RB
5.00%, 05/15/21	5,000	5,842
5.00%, 05/15/22	5,000	5,842
5.00%, 05/15/23	15,000	17,525
Lower Colorado River Authority, Unrefunded Balance, RB
5.00%, 05/15/21	1,100,000	1,251,239
5.00%, 05/15/22	805,000	906,937
5.00%, 05/15/23	90,000	100,505
North East Independent School District, Texas School Building, GO, PSF Insured, Series A, 5.00%, 08/01/17	650,000	735,111

44

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas (continued)
San Antonio, Water Revenue, Refunding, RB, 5.00%, 05/15/23	$500,000	$599,675
San Antonio, Water Revenue, Refunding, RB, National-RE FGIC Insured, 5.00%, 05/15/17	1,000,000	1,122,200
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 03/15/21	1,280,000	1,465,126

		9,226,370

Virginia 2.1%
Fairfax County, Public Improvements, GO, Series A, 5.00%, 04/01/19	500,000	572,255
Newport News, General Improvement, GO, Series A, 5.00%, 07/01/24	785,000	940,501

		1,512,756

Washington 4.8%
King & Pierce County, School District No. 408, Refunding, GO, 5.00%, 12/01/21	1,000,000	1,165,310
Washington State, Various Purpose, GO, Series A, 5.00%, 07/01/19	1,425,000	1,607,785
Washington State, Various Purpose, Refunding, GO, Series R, 5.00%, 07/01/20	500,000	594,055

		3,367,150

Total Municipal Bonds (cost $65,921,360)		69,879,172

Mutual Fund 0.1%

	Shares

Money Market Fund 0.1%
Dreyfus Tax Exempt Cash Management — Institutional Shares, 0.00% (a)	84,157	84,157

Total Mutual Fund (cost $84,157)		84,157

Total Investments (cost $66,005,517) (b) (c) — 99.0%		69,963,329

Other assets in excess of liabilities — 1.0%		709,120

NET ASSETS — 100.0%		$70,672,449

(a)	Represents 7-day effective yield as of July 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At July 31, 2014, the percentage attributed to Assured Guaranty Municipal Corporation was 14.89%.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

PSF	Priority Solidarity Fund

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

45

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $66,005,517)	$69,963,329
Interest receivable	766,034
Receivable for capital shares issued	106,729
Prepaid expenses	9,821

Total Assets	70,845,913

Liabilities:
Distributions payable	84,476
Payable for capital shares redeemed	16,579
Accrued expenses and other payables:
Investment advisory fees	8,007
Fund administration fees	8,115
Distribution fees	6,119
Administrative servicing fees	7,792
Accounting and transfer agent fees	2,073
Trustee fees	382
Custodian fees	367
Compliance program costs (Note 3)	1,424
Professional fees	30,914
Printing fees	3,708
Other	3,508

Total Liabilities	173,464

Net Assets	$70,672,449

Represented by:
Capital	$65,701,707
Accumulated undistributed net investment income	3,018
Accumulated net realized gains from investments	1,009,912
Net unrealized appreciation/(depreciation) from investments	3,957,812

Net Assets	$70,672,449

Net Assets:
Class A Shares	$13,921,742
Class C Shares	4,787,696
Institutional Service Class Shares	51,952,550
Institutional Class Shares	10,461

Total	$70,672,449

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,215,540
Class C Shares	417,500
Institutional Service Class Shares	4,533,534
Institutional Class Shares	913

Total	6,167,487

46

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.45
Class C Shares (b)	$11.47
Institutional Service Class Shares	$11.46
Institutional Class Shares	$11.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.71

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

47

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$2,378,066
Dividend income	2

Total Income	2,378,068

EXPENSES:
Investment advisory fees	390,489
Fund administration fees	109,605
Distribution fees Class A	40,314
Distribution fees Class C	42,616
Administrative servicing fees Class A	12,846
Administrative servicing fees Class C	572
Administrative servicing fees Institutional Service Class (a)	35,962
Registration and filing fees	41,973
Professional fees	43,194
Printing fees	12,767
Trustee fees	1,834
Custodian fees	3,171
Accounting and transfer agent fees	10,055
Compliance program costs (Note 3)	1,735
Other	14,765

Total expenses before earnings credit, fees waived, and expenses reimbursed	761,898

Earnings credit (Note 4)	(169)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(4,284)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(15,565)
Expenses reimbursed by adviser (Note 3)	(255,947)

Net Expenses	485,933

NET INVESTMENT INCOME	1,892,135

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,077,555
Net change in unrealized appreciation/(depreciation) from investments	556,200

Net realized/unrealized gains from investments	1,633,755

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,525,890

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,892,135		$2,472,643
Net realized gains from investments	1,077,555		828,693
Net change in unrealized appreciation/(depreciation) from investments	556,200		(4,224,048)

Change in net assets resulting from operations	3,525,890		(922,712)

Distributions to Shareholders From:
Net investment income:
Class A	(366,775)		(449,232)
Class C	(104,001)		(160,274)
Institutional Service Class (a)	(1,419,543)		(1,887,503)
Institutional Class	(226	)(b)	–
Net realized gains:
Class A	(173,393)		(75,784)
Class C	(58,083)		(29,953)
Institutional Service Class (a)	(567,480)		(257,137)
Institutional Class	(100	)(b)	–

Change in net assets from shareholder distributions	(2,689,601)		(2,859,883)

Change in net assets from capital transactions	(18,479,627)		(8,059,890)

Change in net assets	(17,643,338)		(11,842,485)

Net Assets:
Beginning of year	88,315,787		100,158,272

End of year	$70,672,449		$88,315,787

Accumulated undistributed net investment income at end of year	$3,018		$1,428

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$5,135,974		$8,288,589
Dividends reinvested	360,673		314,655
Cost of shares redeemed	(9,659,205)		(8,904,688)

Total Class A Shares	(4,162,558)		(301,444)

Class C Shares (Note 10)
Proceeds from shares issued	407,245		2,009,124
Dividends reinvested	150,187		152,335
Cost of shares redeemed	(3,060,213)		(2,602,230)

Total Class C Shares	(2,502,781)		(440,771)

Institutional Service Class Shares (Note 10) (a)
Proceeds from shares issued	4,188,054		12,657,301
Dividends reinvested	834,836		686,042
Cost of shares redeemed	(16,847,504)		(20,661,018)

Total Institutional Service Class Shares	(11,824,614)		(7,317,675)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

49

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$10,000	(b)	$–
Dividends reinvested	326	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	10,326	(b)	–

Change in net assets from capital transactions	$(18,479,627)		$(8,059,890)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	454,122		714,223
Reinvested	31,839		26,898
Redeemed	(853,046)		(767,467)

Total Class A Shares	(367,085)		(26,346)

Class C Shares (Note 10)
Issued	35,884		171,146
Reinvested	13,251		13,017
Redeemed	(269,524)		(223,034)

Total Class C Shares	(220,389)		(38,871)

Institutional Service Class Shares (Note 10) (a)
Issued	368,489		1,077,972
Reinvested	73,868		58,586
Redeemed	(1,485,682)		(1,774,237)

Total Institutional Service Class Shares	(1,043,325)		(637,679)

Institutional Class Shares
Issued	884	(b)	–
Reinvested	29	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	913	(b)	–

Total change in shares	(1,629,886)		(702,896)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

50

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012 (g)	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.29	(0.06)	0.23	(0.29)	–	(0.29)	$11.42	2.08%		$23,674,401	0.77%	2.56%	1.33%	22.00%
Year Ended July 31, 2010 (g)	$11.20	0.31	0.28	0.59	(0.31)	–	(0.31)	$11.48	5.33%		$22,334,709	0.76%	2.74%	1.32%	14.00%

Class C Shares
Year Ended July 31, 2014 (g)	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013 (g)	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%
Year Ended July 31, 2011 (g)	$11.49	0.24	(0.06)	0.18	(0.24)	–	(0.24)	$11.43	1.71%		$4,161,043	1.22%	2.11%	1.58%	22.00%
Year Ended July 31, 2010 (g)	$11.40	0.17	0.20	0.37	(0.28)	–	(0.28)	$11.49	2.25%		$2,362,903	1.21%	2.29%	1.57%	14.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014(g)	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.32	(0.05)	0.27	(0.32)	–	(0.32)	$11.43	2.43%		$79,902,327	0.52%	2.81%	1.08%	22.00%
Year Ended July 31, 2010 (g)	$11.20	0.34	0.28	0.62	(0.34)	–	(0.34)	$11.48	5.60%		$81,120,621	0.51%	2.99%	1.07%	14.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

51

Fund Commentary	Nationwide HighMark Short Term Bond Fund

For the annual period ended July 31, 2014, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 1.26%* versus 0.85% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 297 funds as of July 31, 2014) was 1.36% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

U.S. fixed-income markets were volatile during the first half of the reporting period, mainly due to uncertainty about fiscal and monetary policy, and particularly in regard to the future of the Federal Reserve’s bond purchase program, also known as quantitative easing or QE. Treasury yields reached two-year highs in early September 2013, only to decline again the next month as investors reassessed the timing of the end of QE. Rates began rising once again in November 2013 as the Fed continued its debate about quantitative easing (QE), and job growth began to accelerate. On December 18, 2013, the Federal Open Market Committee (FOMC) took the first step toward ending its bond purchases, deciding to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion, and continued to reduce the size of purchases at each subsequent FOMC meeting.

Volatility declined during the second half of the reporting period as 10-year Treasury yields, having reached a peak of 3.00% at the end of December 2013, weakened when economic growth proved disappointing. Job growth also was slower than expected early in 2014, along with housing, business surveys, and retail sales, although all were affected by severe winter weather. In addition, concerns about the pace of global growth extended to Japan as fears of economic weakness, resulting in a sell-off there, and worries about a slowdown in China caused investors to exit emerging markets. Both investment-grade and high-yield bond issuance were strong during the reporting period as corporations took advantage of low interest rates to pursue mergers and acquisitions as well as to fund stock repurchases.

Portfolio Performance

Despite the fact that risk assets posted negative returns during the last few weeks of the reporting period ended July 31, 2014, that sector of the market significantly outperformed U.S. Treasurys, as improving U.S. economic data and ongoing support from the Fed’s bond purchasing program helped boost risk asset prices. The U.S. Treasury 1-3 year sector gained 0.53% for the annual reporting period, while 1-3 year investment-grade corporate bonds returned 2.14% and 0-3 year mortgage-backed securities advanced 1.67% for the same time period.

The Fund outperformed its benchmark during the reporting period mainly due to the Fund’s overweight to corporate bonds, which outperformed equivalent-duration Treasurys. Individual issuers that contributed positively to Fund performance during the reporting period included the Fund’s investments in Petrobras, El Paso Natural Gas and Rio Tinto, while issues that detracted from Fund performance during the reporting period included the Fund’s investments in BP, BB&T and Bank of America. The Fund’s duration positioning was a slight negative for performance during the reporting period as interest rates continued to decline while the Fund maintained a shorter duration than that of the Fund’s benchmark throughout the reporting period.

Derivatives were not used in the Nationwide HighMark Short Term Bond Fund during the annual reporting period ended July 31, 2014.

Outlook and Positioning

Although the Fed is on track to end the QE program in October 2014, the near-term outlook for interest rates remains mostly unchanged. The Fed continues to emphasize that policy will remain accommodative well beyond the termination of its bond purchasing program due to continued concern about the pace of economic growth.

52

Fund Commentary (con’t.)	Nationwide HighMark Short Term Bond Fund

While the unemployment rate declined more quickly than anticipated to a level of 6.1% as of the end of the reporting period ended July 31, 2014, the number of long-term unemployed and other measures of employment indicated there was still considerable slack in the labor market. The Fed’s primary motivation for ending QE is not an expectation of robust economic growth but rather concern about financial stability. Six years after the financial crisis, unconventional Fed policy has become even more controversial, and concerns continue to grow that Fed policy may be leading to speculative excess and a misallocation of capital. Investors continue to add incremental risk to portfolios in an attempt to maintain a desired yield level, steadily driving valuations to less-attractive levels. In this environment, we continue to be cautious with respect to high-yield bonds, while investment-grade securities still appear relatively attractive.

As a result, we plan to maintain the Fund’s significant underweight in U.S. Treasury and government-related securities along with its overweight in investment-grade corporates. While Treasurys represent minimal credit risk, their low yield provides a limited degree of protection to offset the risk of declining prices in a rising rate environment. We believe that other sectors of the market — particularly corporate bonds — provide significantly greater yield, enhanced return potential and an opportunity to offset possible price declines should rates rise. We have seen significant spread compression during the past reporting year ended July 31, 2014, but continue to believe the yield advantage provided by corporate bonds remains attractive on a risk-adjusted basis. We also anticipate that corporate bonds will outperform other fixed-income sectors in a rising interest rate environment as the additional income should help offset some of the price declines.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi, E. Jack Montgomery and David Wines

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

53

Fund Overview	Nationwide HighMark Short Term Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 1.26%, outperforming the benchmark by 0.41% and underperforming the Lipper peer category median by 0.10%.

•	The Fund outperformed its benchmark during the reporting period mainly due to the Fund’s overweight to corporate bonds, which outperformed equivalent-duration Treasurys.

•	We plan to maintain the Fund’s significant underweight in U.S. Treasury and government-related securities, and overweight in investment-grade corporates.

Asset Allocation†

Corporate Bonds	52.9%
Asset-Backed Securities	12.4%
U.S. Government Mortgage Backed Agencies	12.3%
U.S. Treasury Notes	8.4%
Commercial Paper	5.0%
Commercial Mortgage Backed Securities	4.6%
Collateralized Mortgage Obligations	0.7%
Sovereign Bond	0.5%
Bank Loan	0.1%
Other assets in excess of liabilities	3.1%
100.0%

Top Industries††

Banks	15.1%
Automobiles	9.4%
Diversified Financial Services	6.9%
Pharmaceuticals	5.0%
Credit Card	3.9%
Oil, Gas & Consumable Fuels	3.3%
Health Care Providers & Services	2.9%
Diversified Telecommunication Services	2.7%
Beverages	2.6%
Insurance	2.1%
Other Industries	46.1%
100.0%

Top Holdings††

U.S. Treasury Notes, 0.50%, 07/31/17	7.6%
Federal National Mortgage Association Pool, 3.00%, 05/01/24	2.6%
Anglesea Funding LLC, 0.18%, 08/01/14	2.6%
White Plains Capital Co. LLC, 0.18%, 08/01/14	2.6%
Citibank Credit Card Issuance Trust, 1.32%, 09/07/18	2.0%
Mylan, Inc., 7.88%, 07/15/20	1.9%
Ford Credit Auto Owner Trust, 0.67%, 04/15/18	1.7%
Royal Bank of Canada, 0.76%, 03/15/19	1.6%
Walgreen Co., 1.80%, 09/15/17	1.6%
American International Group, Inc., 5.05%, 10/01/15	1.6%
Other Holdings	74.2%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

54

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	0.98%	1.85%	2.67%	[3]
	w/ SC4	(1.29)%	1.39%	2.43%	[3]
Class C1	w/o SC2	0.50%	1.39%	2.27%	[3]
	w/ SC5	(0.50)%	1.39%	2.27%	[3]
Institutional Service Class[1,6,7]		1.26%	2.12%	2.96%	[3]
Institutional Class[6]		–	–	1.19%	[8]*
Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		0.85%	1.62%	2.88%
CPI		1.99%	2.04%	2.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of November 2, 2004.

[4]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.06%	0.76%
Class C	1.31%	1.20%
Institutional Service Class	0.81%	0.51%
Institutional Class	0.56%	0.45%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014), supplement dated June 11, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2016. Please see the Fund’s most recent prospectus for details.

55

Fund Performance (con’t.)	Nationwide HighMark Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Short Term Bond Fund since inception* through 7/31/14 versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Short Term Bond Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

56

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,002.40	3.87	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.91	0.78
Class C Shares	Actual	(a)	1,000.00	1,000.10	6.20	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.26	1.25
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,003.90	2.43	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.36	2.46	0.49
Institutional Class Shares	Actual	(a)	1,000.00	1,004.00	2.34	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.46	2.36	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

57

Statement of Investments

July 31, 2014

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 12.4%

	Principal Amount	Market Value

Auto Floor Plan 0.1%
Ally Master Owner Trust, Series 2011-4, Class A2, 1.54%, 09/15/16	$300,000	$300,374

Automobiles 6.8%
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 05/15/17	2,720,000	2,722,194
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	796,233	795,784
Avis Budget Rental Car Funding AESOP LLC Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	500,000	501,442
Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	4,500,000	4,639,054
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	1,443,825	1,443,934
Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 04/15/18	6,500,000	6,496,785
Hertz Vehicle Financing LLC Series 2010-1A, Class A2, 3.74%, 02/25/17 (b)	5,000,000	5,195,466
Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	1,400,000	1,408,677
Honda Auto Receivables Owner Trust, Series 2014-1, Class A3, 0.67%, 11/21/17	2,000,000	1,995,255
Toyota Auto Receivables Owner Trust, Series 2012-B, Class A3, 0.46%, 07/15/16	1,490,374	1,490,899
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	734,757	737,732

		27,427,222

Credit Card 3.8%
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.39%, 05/15/20 (a)	2,500,000	2,499,194
Chase Issuance Trust, Series 2014-A6, Class A, 1.26%, 07/15/19	5,000,000	4,999,320
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 09/07/18	7,800,000	7,861,201

		15,359,715

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 1.1%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	$1,526,131	$1,522,755
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	825,000	828,445
CenterPoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.19%, 02/01/20	720,471	751,396
PSE&G Transition Funding LLC, Series 2001-1, Class A8, 6.89%, 12/15/17	1,394,000	1,460,381

		4,562,977

Student Loan 0.6%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.15%, 10/15/24 (a)(b)	999,447	1,005,469
SLM Student Loan Trust, Series 2011-2, Class A1, 0.75%, 11/25/27 (a)	1,282,983	1,294,314

		2,299,783

Total Asset-Backed Securities (cost $49,950,808)		49,950,071

Bank Loan 0.1%
Food Products 0.1%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	495,000	493,040

Total Bank Loan (cost $492,441)		493,040

Collateralized Mortgage Obligations 0.7%
Federal National Mortgage Association REMICS Series 2003-3, Class BC, 5.00%, 02/25/18	133,059	140,120
Series 2611, Class HD, 5.00%, 05/15/23	379,214	412,436
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	237,587	239,136
Sequoia Mortgage Trust Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	341,457	342,157
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	662,475	670,747
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	1,042,226	992,769

58

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Washington Mutual Mortgage Pass Through Certificates Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/35	$34,004	$31,082
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	154,278	157,950

Total Collateralized Mortgage Obligations (cost $3,038,811)		2,986,397

Commercial Mortgage Backed Securities 4.6%
Commercial Mortgage Trust, Series 2013-CR8, Class A1, 1.02%, 06/10/46	2,525,670	2,518,699
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	5,511,688	5,722,687
Government National Mortgage Association Series 2006-42, Class B, 5.05%, 08/16/46 (a)	413,307	423,467
Series 2011-20, Class A, 1.88%, 04/16/32	316,447	316,868
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A1, 1.22%, 12/15/46	2,257,200	2,253,453
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A1, 1.23%, 11/15/45	1,769,073	1,768,106
Series 2014-C19, Class A1, 1.27%, 04/15/47	1,148,274	1,144,501
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	2,981,506	2,986,904
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A1, 1.28%, 05/15/47	1,312,811	1,309,683

Total Commercial Mortgage Backed Securities (cost $18,457,449)		18,444,368

Commercial Paper 5.0%
Diversified Financial Services 5.0%
Anglesea Funding LLC, 0.24%, 08/01/14(b)	10,000,000	9,999,950
White Plains Capital Co. LLC, 0.20%, 08/01/14(b)	10,000,000	9,999,949

		19,999,899

Total Commercial Paper (cost $20,000,000)		19,999,899

Corporate Bonds 52.9%

	Principal Amount	Market Value

Aerospace & Defense 0.2%
L-3 Communications Corp., 1.50%, 05/28/17	$850,000	$846,871

Airlines 0.7%
Continental Airlines Pass Through Trust, Series 2010-A, 4.75%, 01/12/21	1,120,200	1,211,217
Delta Air Lines Pass Through Trust, Series 2011-1, 5.30%, 04/15/19	721,776	793,954
Series 2012-1, Class A, 4.75%, 05/07/20	896,792	975,261

		2,980,432

Auto Components 0.9%
Johnson Controls, Inc., 1.40%, 11/02/17	3,750,000	3,730,616

Automobiles 2.3%
General Motors Co., 3.50%, 10/02/18	4,000,000	4,050,000
Nissan Motor Acceptance Corp., 0.78%, 03/03/17 (a)(b)	4,000,000	4,006,168
PACCAR Financial Corp., 0.80%, 02/08/16	1,210,000	1,214,388

		9,270,556

Banks 14.7%
Bank of America Corp., 1.27%, 01/15/19 (a)	6,000,000	6,089,926
Bank of Montreal, 2.38%, 01/25/19	1,000,000	1,009,850
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	2,500,000	2,473,622
Bank of Nova Scotia, 1.30%, 07/21/17	4,250,000	4,244,566
BB&T Corp., 1.09%, 06/15/18 (a)	5,850,000	5,953,945
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	3,550,000	3,589,178
Capital One Financial Corp., 1.00%, 11/06/15	2,300,000	2,306,629
Citigroup, Inc., 1.75%, 05/01/18	5,000,000	4,941,199
Fifth Third Bank, 1.45%, 02/28/18	3,917,000	3,877,109
JPMorgan Chase & Co., 3.15%, 07/05/16	6,000,000	6,244,469
KeyBank NA, 0.72%, 11/25/16 (a)	4,500,000	4,519,850
PNC Bank NA, 1.30%, 10/03/16	2,280,000	2,296,622

59

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Royal Bank of Canada, 1.25%, 06/16/17	$2,000,000	$2,000,204
0.76%, 03/15/19 (a)	6,360,000	6,386,251
Wells Fargo & Co., 1.50%, 01/16/18	3,000,000	2,974,188

		58,907,608

Beverages 2.5%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 07/15/17	6,000,000	6,017,422
Heineken NV, 0.80%, 10/01/15 (b)	4,000,000	4,006,919

		10,024,341

Biotechnology 0.4%
Gilead Sciences, Inc., 3.05%, 12/01/16	1,500,000	1,567,638

Capital Markets 0.0%†
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13 *	500,000	100,625

Chemicals 1.3%
Ecolab, Inc., 1.00%, 08/09/15	1,133,000	1,137,353
3.00%, 12/08/16	3,825,000	3,992,683

		5,130,036

Consumer Finance 1.9%
American Express Credit Corp., 1.75%, 06/12/15	2,000,000	2,022,647
Capital One Bank USA NA, 1.30%, 06/05/17	1,250,000	1,247,427
Ford Motor Credit Co. LLC, 3.88%, 01/15/15	1,450,000	1,471,511
2.75%, 05/15/15	2,750,000	2,795,187

		7,536,772

Containers & Packaging 1.2%
Ball Corp., 6.75%, 09/15/20	4,500,000	4,736,250

Diversified Financial Services 1.7%
General Electric Capital Corp., 2.30%, 04/27/17	3,000,000	3,083,737
KE Export Leasing LLC, Series 2011-II, 0.49%, 05/19/24 (a)	1,835,770	1,834,003
Series 2013-A, 0.46%, 02/28/25 (a)	1,801,950	1,796,556

		6,714,296

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 2.6%
AT&T, Inc., 1.14%, 11/27/18 (a)	$4,500,000	$4,589,097
Verizon Communications, Inc., 1.35%, 06/09/17	2,500,000	2,498,311
1.00%, 06/17/19 (a)	3,500,000	3,554,274

		10,641,682

Electric Utilities 0.9%
Hydro Quebec, 2.00%, 06/30/16	3,500,000	3,585,294

Food & Staples Retailing 1.6%
Walgreen Co., 1.80%, 09/15/17	6,275,000	6,312,115

Food Products 0.8%
WM Wrigley Jr Co., 1.40%, 10/21/16 (b)	3,000,000	3,019,711

Gas Utilities 1.7%
El Paso Natural Gas Co. LLC, 5.95%, 04/15/17	2,296,000	2,564,493
Enterprise Products Operating LLC, 3.70%, 06/01/15	1,500,000	1,538,849
3.20%, 02/01/16	2,500,000	2,589,450

		6,692,792

Health Care Providers & Services 2.8%
Baxter International, Inc., 0.95%, 06/01/16	2,125,000	2,131,973
McKesson Corp., 0.63%, 09/10/15 (a)	2,500,000	2,503,583
1.29%, 03/10/17	5,000,000	4,997,166
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,500,000	1,505,023

		11,137,745

Household Durables 0.3%
Whirlpool Corp., 1.35%, 03/01/17	1,250,000	1,247,035

Insurance 2.0%
American International Group, Inc., 5.05%, 10/01/15	6,000,000	6,303,510
Berkshire Hathaway Finance Corp., 1.60%, 05/15/17	1,800,000	1,820,808

		8,124,318

Machinery 1.6%
Caterpillar Financial Services Corp., 1.35%, 09/06/16	1,750,000	1,767,027
John Deere Capital Corp., 0.52%, 10/11/16 (a)	4,500,000	4,511,865

		6,278,892

60

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.4%
Rio Tinto Finance USA PLC, 1.63%, 08/21/17	$1,750,000	$1,763,565

Multiline Retail 0.8%
Macy’s Retail Holdings, Inc., 7.88%, 07/15/15	1,000,000	1,068,226
7.45%, 07/15/17	1,750,000	2,040,295

		3,108,521

Oil, Gas & Consumable Fuels 3.1%
BP Capital Markets PLC, 1.38%, 11/06/17	750,000	747,845
0.86%, 09/26/18 (a)	5,700,000	5,718,781
Petrobras Global Finance BV, 3.25%, 03/17/17	2,500,000	2,544,354
Petrohawk Energy Corp., 7.25%, 08/15/18	3,500,000	3,627,400

		12,638,380

Pharmaceuticals 4.9%
AbbVie, Inc., 1.20%, 11/06/15	2,600,000	2,613,639
Actavis Funding SCS, 1.30%, 06/15/17 (b)	4,650,000	4,609,297
Merck & Co., Inc., 0.59%, 05/18/18 (a)	2,050,000	2,060,123
Mylan, Inc., 7.88%, 07/15/20 (b)	6,650,000	7,315,000
Pfizer, Inc., 0.90%, 01/15/17	3,000,000	2,991,750

		19,589,809

Road & Rail 0.3%
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2004-1, 4.58%, 01/15/21	1,102,717	1,190,934

Software 0.7%
Oracle Corp., 0.81%, 01/15/19 (a)	2,850,000	2,875,305

Technology Hardware, Storage & Peripherals 0.6%
Hewlett-Packard Co., 3.00%, 09/15/16	2,500,000	2,598,399

Total Corporate Bonds (cost $212,398,990)		212,350,538

Sovereign Bond 0.5%

	Principal Amount	Market Value

CANADA 0.5%
Province of Ontario Canada, 1.00%, 07/22/16	$2,000,000	$2,011,315

Total Sovereign Bond (cost $2,011,630)		2,011,315

U.S. Government Mortgage Backed Agencies 12.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11038 5.50%, 07/01/15	269	271
Pool# E85741 6.00%, 10/01/16	22,611	23,635
Pool# E01136 5.50%, 03/01/17	20,501	21,423
Pool# E89121 6.00%, 04/01/17	69,435	72,979
Pool# E92833 5.50%, 12/01/17	2,333	2,464
Pool# E01311 5.50%, 02/01/18	31,841	33,709
Pool# E01488 5.00%, 10/01/18	98,763	104,631
Pool# E01497 5.50%, 11/01/18	3,825	4,083
Pool# G11712 4.50%, 07/01/20	369,748	392,876
Pool# G18065 5.00%, 07/01/20	43,246	46,365
Pool# G14780 2.50%, 07/01/23	4,319,382	4,346,885
Pool# G13746 4.50%, 01/01/25	545,293	584,081
Pool# G13888 5.00%, 06/01/25	186,660	201,426
Pool# J12635 4.00%, 07/01/25	473,339	503,182
Pool# J13795 3.50%, 12/01/25	472,692	497,453
Pool# E03083 3.50%, 03/01/27	727,943	767,212
Pool# C00748 6.00%, 04/01/29	33,439	37,619
Pool# C01418 5.50%, 10/01/32	206,158	229,058
Pool# G01740 5.50%, 12/01/34	115,401	128,289
Pool# G04342 6.00%, 04/01/38	154,952	172,275
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 972136 2.37%, 01/01/34 (a)	185,907	197,721

61

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Non Gold Pool (continued)
Pool# 848191 2.35%, 12/01/34 (a)	$963,934	$1,023,772
Pool# 1B2139 2.53%, 03/01/35 (a)	124,042	132,807
Pool# 1B2446 2.48%, 11/01/35 (a)	949,342	1,014,293
Pool# 848621 2.45%, 09/01/36 (a)	825,370	885,016
Pool# 848251 2.43%, 10/01/36 (a)	1,082,840	1,155,909
Pool# 848134 2.34%, 06/01/39 (a)	168,749	180,340
Federal National Mortgage Association Pool
Pool# 535170 5.50%, 09/01/14	11	11
Pool# 253752 6.00%, 04/01/16	27,696	28,648
Pool# 535846 6.00%, 04/01/16	55,551	57,361
Pool# 357119 6.00%, 05/01/16	73,154	75,799
Pool# 555569 6.00%, 05/01/16	4,318	4,466
Pool# 545015 6.00%, 06/01/16	2,921	3,026
Pool# 545019 6.50%, 06/01/16	7,355	7,627
Pool# 253880 6.50%, 07/01/16	6,492	6,757
Pool# 253883 6.00%, 08/01/16	6,220	6,467
Pool# 254003 6.00%, 10/01/16	18,371	19,164
Pool# 545299 6.50%, 11/01/16	6,352	6,635
Pool# 254088 5.50%, 12/01/16	8,089	8,423
Pool# 254140 5.50%, 01/01/17	59,021	61,540
Pool# 254142 6.50%, 01/01/17	7,604	7,983
Pool# 545449 6.50%, 02/01/17	2,724	2,855
Pool# 254261 6.50%, 04/01/17	12,261	12,953
Pool# 254373 6.50%, 07/01/17	12,597	13,347
Pool# 254442 5.50%, 09/01/17	108,081	113,662
Pool# 545899 5.50%, 09/01/17	10,173	10,660

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 254473 5.50%, 10/01/17	$17,010	$17,909
Pool# 555013 5.50%, 11/01/17	27,034	28,397
Pool# 668358 5.50%, 12/01/17	15,558	16,398
Pool# 685185 5.50%, 02/01/18	2,217	2,344
Pool# 555384 5.50%, 04/01/18	5,034	5,325
Pool# 725135 6.00%, 05/01/18	50,094	52,498
Pool# 555918 5.50%, 10/01/18	5,345	5,634
Pool# 735930 5.50%, 12/01/18	181,709	190,644
Pool# MA0517 4.00%, 09/01/20	642,438	679,930
Pool# 981257 5.00%, 05/01/23	434,684	470,101
Pool# MA1519 3.00%, 07/01/23	4,214,290	4,377,759
Pool# MA1577 2.50%, 09/01/23	3,254,632	3,316,165
Pool# AL5434 2.50%, 03/01/24	4,928,519	5,069,277
Pool# MA1892 3.00%, 05/01/24	9,650,646	10,024,986
Pool# 931892 4.50%, 09/01/24	1,595,100	1,707,068
Pool# AL0802 4.50%, 04/01/25	441,171	472,140
Pool# AE3066 3.50%, 09/01/25	1,102,306	1,162,847
Pool# AH0969 3.50%, 12/01/25	606,245	639,541
Pool# AH9377 3.50%, 04/01/26	368,432	388,667
Pool# AI2067 3.50%, 05/01/26	1,811,087	1,910,555
Pool# AB3298 3.50%, 07/01/26	366,650	386,787
Pool# AB4998 3.00%, 04/01/27	1,701,641	1,758,607
Pool# 53839 2.01%, 08/01/27 (a)	13,535	13,865
Pool# 190307 8.00%, 06/01/30	2,271	2,729
Pool# 253516 8.00%, 11/01/30	1,520	1,776
Pool# 737253 2.23%, 09/01/33 (a)	72,688	76,981

62

Statement of Investments (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 725726 2.17%, 06/01/34 (a)	$735,112	$779,814
Pool# 725773 5.50%, 09/01/34	252,973	281,768
Pool# 815323 1.92%, 01/01/35 (a)	360,392	378,214
Pool# 811773 5.50%, 01/01/35	209,946	234,500
Pool# AL1009 2.27%, 09/01/35 (a)	1,141,022	1,196,663
Pool# 829431 2.25%, 01/01/36 (a)	519,257	556,540

Total U.S. Government Mortgage Backed Agencies (cost $49,188,961)		49,413,587

U.S. Treasury Notes 8.4%
U.S. Treasury Notes 0.88%, 09/15/16	4,000,000	4,020,625
0.50%, 07/31/17	30,000,000	29,521,875

Total U.S. Treasury Notes (cost $33,650,653)		33,542,500

Total Investments (cost $389,189,743) (c) — 96.9%		389,191,715

Other assets in excess of liabilities — 3.1%		12,404,151

NET ASSETS — 100.0%		$401,595,866

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on July 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at July 31, 2014 was $64,497,952 which represents 16.06% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
BV	Private Limited Liability Company
LLC	Limited Liability Company
Ltd.	Limited
NA	National Association
NV	Public Traded Company
PLC	Public Limited Company
REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

63

Statement of Assets and Liabilities

July 31, 2014

Nationwide HighMark Short Term Bond Fund
Assets:
Investments, at value (cost $389,189,743)	$389,191,715
Cash	29,465,835
Interest and dividends receivable	1,234,150
Receivable for investments sold	57,109
Receivable for capital shares issued	62,403
Prepaid expenses	11,053

Total Assets	420,022,265

Liabilities:
Payable for investments purchased	17,240,516
Distributions payable	54,412
Payable for capital shares redeemed	946,013
Accrued expenses and other payables:
Investment advisory fees	88,659
Fund administration fees	13,643
Distribution fees	21,523
Administrative servicing fees	10,513
Accounting and transfer agent fees	3,930
Trustee fees	933
Custodian fees	600
Compliance program costs (Note 3)	1,102
Professional fees	33,511
Printing fees	7,152
Other	3,892

Total Liabilities	18,426,399

Net Assets	$401,595,866

Represented by:
Capital	$401,991,173
Accumulated distributions in excess of net investment income	(63,539)
Accumulated net realized losses from investments	(333,740)
Net unrealized appreciation/(depreciation) from investments	1,972

Net Assets	$401,595,866

Net Assets:
Class A Shares	$43,251,067
Class C Shares	19,025,184
Institutional Service Class Shares	83,068,672
Institutional Class Shares	256,250,943

Total	$401,595,866

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,323,702
Class C Shares	1,878,867
Institutional Service Class Shares	8,293,551
Institutional Class Shares	25,573,941

Total	40,070,061

64

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.00
Class C Shares (b)	$10.13
Institutional Service Class Shares	$10.02
Institutional Class Shares	$10.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

65

Statement of Operations

For the Year Ended July 31, 2014

Nationwide HighMark Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$3,259,884
Dividend income	5,080

Total Income	3,264,964

EXPENSES:
Investment advisory fees	763,450
Fund administration fees	170,838
Distribution fees Class A	108,071
Distribution fees Class C	170,255
Administrative servicing fees Class A	34,679
Administrative servicing fees Class C	4,029
Administrative servicing fees Institutional Service Class (a)	49,894
Registration and filing fees	45,670
Professional fees	52,219
Printing fees	23,023
Trustee fees	5,565
Custodian fees	7,532
Accounting and transfer agent fees	20,879
Compliance program costs (Note 3)	1,812
Other	25,181

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,483,097

Earnings credit (Note 4)	(303)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(11,127)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (a)	(23,377)
Expenses reimbursed by adviser (Note 3)	(44,063)

Net Expenses	1,404,227

NET INVESTMENT INCOME	1,860,737

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	380,353
Net change in unrealized appreciation/(depreciation) from investments	(246,267)

Net realized/unrealized gains from investments	134,086

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,994,823

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

66

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,860,737		$1,718,409
Net realized gains from investments	380,353		722,040
Net change in unrealized appreciation/(depreciation) from investments	(246,267)		(1,929,412)

Change in net assets resulting from operations	1,994,823		511,037

Distributions to Shareholders From:
Net investment income:
Class A	(421,351)		(505,762)
Class C	(116,588)		(224,745)
Institutional Service Class (a)	(1,084,475)		(1,693,174)
Institutional Class	(759,644	)(b)	–

Change in net assets from shareholder distributions	(2,382,058)		(2,423,681)

Change in net assets from capital transactions	237,400,971		7,588,632

Change in net assets	237,013,736		5,675,988

Net Assets:
Beginning of year	164,582,130		158,906,142

End of year	$401,595,866		$164,582,130

Accumulated distributions in excess of net investment income at end of year	$(63,539)		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$14,428,646		$37,806,686
Dividends reinvested	253,950		430,908
Cost of shares redeemed	(15,788,849)		(25,347,925)

Total Class A Shares	(1,106,253)		12,889,669

Class C Shares (Note 10)
Proceeds from shares issued	3,083,868		11,724,804
Dividends reinvested	98,147		173,180
Cost of shares redeemed	(10,854,637)		(9,478,565)

Total Class C Shares	(7,672,622)		2,419,419

Institutional Service Class Shares (Note 10) (a)
Proceeds from shares issued	26,125,044		39,762,430
Dividends reinvested	451,406		851,530
Cost of shares redeemed	(37,025,340)		(48,334,416)

Total Institutional Service Class Shares	(10,448,890)		(7,720,456)

Institutional Class Shares
Proceeds from shares issued	353,705,935	(b)	–
Dividends reinvested	759,318	(b)	–
Cost of shares redeemed	(97,836,517	)(b)	–

Total Institutional Class Shares	256,628,736	(b)	–

Change in net assets from capital transactions	$237,400,971		$7,588,632

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

67

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	1,440,475		3,759,066
Reinvested	25,361		42,721
Redeemed	(1,576,599)		(2,521,226)

Total Class A Shares	(110,763)		1,280,561

Class C Shares (Note 10)
Issued	304,287		1,146,731
Reinvested	9,682		16,954
Redeemed	(1,070,660)		(928,566)

Total Class C Shares	(756,691)		235,119

Institutional Service Class Shares (Note 10) (a)
Issued	2,605,575		3,931,680
Reinvested	45,019		84,306
Redeemed	(3,693,645)		(4,797,488)

Total Institutional Service Class Shares	(1,043,051)		(781,502)

Institutional Class Shares
Issued	35,243,596	(b)	–
Reinvested	75,648	(b)	–
Redeemed	(9,745,303	)(b)	–

Total Institutional Class Shares	25,573,941	(b)	–

Total change in shares	23,663,436		734,178

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

68

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013 (g)	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012 (g)	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%		$31,888,147	0.88%	1.71%	1.22%	45.00%
Year Ended July 31, 2011 (g)	$10.10	0.19	0.02	0.21	(0.22)	(0.22)	$10.09	2.07%		$24,352,508	0.95%	1.89%	1.23%	48.00%
Year Ended July 31, 2010 (g)	$9.98	0.24	0.14	0.38	(0.26)	(0.26)	$10.10	3.86%		$22,581,313	0.94%	2.39%	1.24%	27.00%

Class C Shares
Year Ended July 31, 2014 (g)	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013 (g)	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012 (g)	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%		$24,569,388	1.33%	1.26%	1.47%	45.00%
Year Ended July 31, 2011 (g)	$10.22	0.15	0.01	0.16	(0.17)	(0.17)	$10.21	1.59%		$20,876,269	1.40%	1.44%	1.48%	48.00%
Year Ended July 31, 2010 (g)	$10.10	0.20	0.14	0.34	(0.22)	(0.22)	$10.22	3.37%		$17,565,330	1.39%	1.94%	1.49%	27.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013 (g)	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012 (g)	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%		$102,448,607	0.61%	1.98%	0.97%	45.00%
Year Ended July 31, 2011 (g)	$10.12	0.22	0.01	0.23	(0.25)	(0.25)	$10.10	2.35%		$87,476,317	0.67%	2.17%	0.98%	48.00%
Year Ended July 31, 2010 (g)	$10.00	0.27	0.14	0.41	(0.29)	(0.29)	$10.12	4.04%		$71,121,675	0.66%	2.67%	0.99%	27.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(i)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

69

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the annual period ended July 31, 2014, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 1.06%* versus 7.27% for its benchmark, the Barclays Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 253 funds as of July 31, 2014) was 6.30% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The reporting period was very challenging for the municipal bond market; the City of Detroit filed for bankruptcy and Puerto Rico lost its investment-grade ratings. Municipal bond funds recorded 32 consecutive weeks of outflows to end 2013, and the year saw a record $67 billion in net outflows. The following paragraphs are intended to put the performance of the municipal bond market in the context of the overall objectives and goals of the Fund.

Wisconsin ranks #5 in the United States in terms of total tax burden (state and local taxes). Investors purchase the Fund due to its objective of being fully invested in double tax-exempt bonds and the high relative current income the Fund has the potential to offer. Managing a dedicated Wisconsin state fund has its particular nuances. Often not enough paper is available to purchase within the state of Wisconsin to be 100% invested in Wisconsin double tax-exempt paper, because the supply has dwindled in recent years due to austerity at the local levels and limited interest in new municipal projects. Almost all new issuance has been from the refunding of existing bonds to save interest expense. We also have seen Wisconsin double tax-exempt bonds being refinanced in the bank loan market, once again shrinking investable Wisconsin double tax-exempt municipal bond opportunities.

General obligation bonds of Wisconsin are not state tax exempt, further limiting investment options. The only other bonds that are eligible for this double tax-exempt status are territory paper issued by Guam, the U.S. Virgin Islands and Puerto Rico. Puerto Rico is the largest issuer of territory paper with bonds readily available in the secondary market. Liquidity in U.S. Virgin Islands and Guam bonds is very limited. The Fund’s 8% end of reporting period allocation to Puerto Rico paper is due to this dearth of quality investable Wisconsin double tax-exempt bonds in the market.

Puerto Rico bonds saw significant pressure in the reporting period. Puerto Rico paper was under severe stress during the second half of 2013, with bond prices down more than 18% during that period. In the summer of 2013, a negative cover story on Puerto Rico in Barron’s ignited a major sell-off in Puerto Rico bonds. Investors remain very concerned with Puerto Rico’s heavy debt burden and its poor economy. Following Detroit’s bankruptcy in July 2013, investors became worried that Puerto Rico was headed down the same path. Prices rapidly deteriorated during 2013 as bond funds sourced liquidity to fund redemptions. Puerto Rico general obligation bonds were downgraded to below investment grade in February 2014.

In June 2014, Puerto Rico enacted a new restructuring law that offers public corporations in financial distress a controlled, orderly way to negotiate with creditors to lower debt burdens. The top detractors from Fund performance during the reporting period were the Fund’s positions in Puerto Rico Highway & Transportation revenue bonds and Puerto Rico Electric Power Authority revenue bonds. The bonds of these companies were targets of the new restructuring legislation. Uninsured COFINA (Puerto Rico sales tax) revenue bonds also sold off sharply during the reporting period, even though they are not eligible for the restructuring law. As of the end of the reporting period, the Fund owned 5% in COFINA bonds, which are Puerto Rico’s best credit and were still considered investment grade at Standard & Poor’s (S&P) at the end of the reporting period. Puerto Rico recently passed a balanced budget for the first time in decades, and the territory will no longer support public corporations, which should help the territory’s finances in the long run. In the future, Puerto Rico will have limited capital market access.

70

Fund Commentary (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

The Fund’s exposure to Puerto Rico is not unusual. Many single-state funds have nearly one-third of their assets in Puerto Rico bonds, and 75% of all municipal funds have some exposure to Puerto Rican credits. At the end of the reporting period, Puerto Rican credits made up 8% of the Fund, greatly reduced from a maximum during the period of 27%. We have funded redemptions predominantly with territory bond sales for prudent risk management. The Fund’s percentage of Wisconsin assets has risen from 63% at the beginning of the reporting period to more than 83% as of the end of the reporting period. The top contributors to Fund performance during the reporting period were the Fund’s positions in Wisconsin Center District capital appreciation bonds; Waukesha, Wisconsin, Redevelopment Authority bonds; and Wisconsin Housing and Economic Development bonds. These bonds benefited from long duration as municipal interest rates plunged during the 12 months ended July 31, 2014.

The benchmark for the Fund is not a Wisconsin single-state benchmark, but rather the Barclays Municipal Bond Index, which held a weight of 2.46% in Puerto Rican credits and only 1.23% in total Wisconsin credits during the reporting period. The Barclays Municipal Bond Index in fact has only a small allocation to Wisconsin state tax-exempt issues. Non-Wisconsin investments are not beneficial from a tax standpoint for investors, so we avoid investments in state taxable bonds, limiting the Fund’s ability to invest outside of the U.S. territories, a strategy pursued by some other single-state funds. The Nationwide Ziegler Wisconsin Tax Exempt portfolio seeks to provide investors with a high level of current income that is exempt from both federal income tax and Wisconsin personal income tax.

We improved the overall credit rating of the portfolio from A2 to A1 during the past reporting period. The Fund is well positioned for any future volatility in the municipal market. We will continue to seek to add high-quality Wisconsin state tax-exempt issues and reduce territory exposure, where appropriate.

In our view, the municipal market should be interesting for the remainder of 2014 and into 2015. We expect to see final resolutions regarding Detroit’s bankruptcy, Puerto Rico’s potential restructuring of public corporation debt and future capital market access. We expect interest rates to rise as the Federal Reserve ends its zero-interest-rate policy in 2015. Fiscal austerity continues at Wisconsin local levels, and new issuance of Wisconsin state tax-exempt bonds may once again prove to be extremely scarce. We will look to take advantage of any and all opportunities that present themselves and focus on capital preservation and potential high double tax-free income for the Fund’s investors.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn, Richard D. Scargill and Eric Zenner

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Fund Overview	Nationwide Ziegler Wisconsin Tax Exempt Fund

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Highlights

•

For the annual period ended July 31, 2014, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 1.06%, underperforming the benchmark by 6.21% and the Lipper peer category median by 5.24%.

•

Performance in the Fund was negatively affected by exposure to Puerto Rico general obligation bonds, which lost their investment-grade rating in February 2014. Puerto Rican credits made up 8% of the Fund as of the end of the reporting period, greatly reduced from 27% as of March 31, 2013.

•	We improved the overall credit rating of the portfolio from A2 to A1 during the past reporting period.

Asset Allocation†

Municipal Bonds	96.3%
Mutual Fund	3.5%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured, 5.50%, 12/15/26	4.5%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/01/34	4.2%
Invesco Tax Free Cash Reserve Portfolio — Institutional Shares	3.5%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 09/01/21	2.7%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2.5%
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, 5.25%, 12/15/23	2.5%
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, 4.40%, 07/01/38	2.5%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 09/01/22	2.3%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured, 5.50%, 12/15/19	2.2%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 04/01/32	2.1%
Other Holdings	71.0%
100.0%

†	Percentages indicated are based upon net assets as of July 31, 2014.

††	Percentages indicated are based upon total investments as of July 31, 2014.

72

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Average Annual Total Return

(For periods ended July 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.06%	3.30%	3.16%	–
	w/ SC3	(1.24)%	2.83%	2.92%	–
Class C1	w/o SC2	0.71%	2.84%	2.56%	–
	w/ SC4	(0.29)%	2.84%	2.56%	–
Institutional Service Class[1,5,6]		1.31%	3.51%	3.26%	–
Institutional Class[5]		–	–	–	3.32%	[7]*
Barclays Municipal Bond Index		7.27%	5.50%	4.85%	–
CPI		1.99%	2.04%	2.32%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.22%	0.91%
Class C	1.47%	1.36%
Institutional Service Class	0.97%	0.66%
Institutional Class	0.72%	0.61%

*	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

73

Fund Performance (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 7/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

74

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period February 1, 2014 and continued to hold your shares at the end of the reporting period July 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from February 1, 2014 through July 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from February 1, 2014 through July 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund July 31, 2014			Beginning Account Value ($) 02/01/14	Ending Account Value ($) 07/31/14	Expenses Paid During Period ($) 02/01/14 - 07/31/14	Expense Ratio During Period (%) 02/01/14 - 07/31/14
Class A Shares	Actual	(a)	1,000.00	1,021.50	4.51	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90
Class C Shares	Actual	(a)	1,000.00	1,020.30	6.76	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.10	6.76	1.35
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,022.70	3.26	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.57	3.26	0.65
Institutional Class Shares	Actual	(a)	1,000.00	1,023.00	3.01	0.60
	Hypothetical	(a)(b)	1,000.00	1,021.82	3.01	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from February 1, 2014 through July 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

75

Statement of Investments

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 96.3%

	Principal Amount	Market Value

Guam 2.5%
Guam Government Business Privilege, Special Tax Revenue Series A, 5.00%, 01/01/19	$750,000	$854,182
Series A, 5.00%, 01/01/22	500,000	575,725
Guam Power Authority Revenue, Refunding, RB, AGM Insured Series A, 5.00%, 10/01/19	515,000	593,466
Series A, 5.00%, 10/01/22	870,000	1,019,048

		3,042,421

Massachusetts 0.9%
Massachusetts State, Housing Finance Agency, Multi-Family, ETM, RB, Series A, 7.00%, 04/01/21	910,000	1,157,893

Puerto Rico 8.3%
Puerto Rico Commonwealth, Highway & Transportation, RB, AGM Insured, 5.50%, 07/01/23	620,000	622,133
Puerto Rico Commonwealth, Public Improvement, GO, AGM Insured, 5.13%, 07/01/30	750,000	732,817
Puerto Rico Municipal Finance Agency, GO, AGM Insured, Series A, 5.00%, 08/01/30	880,000	829,110
Puerto Rico Municipal Finance Agency, Refunding, GO, Series C, 5.25%, 08/01/23	1,000,000	996,460
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Government Facilities, Refunding, RB, Series U, 5.00%, 07/01/20	1,000,000	753,690
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Refunding, RB, XLCA Insured, Series L, 5.50%, 07/01/21	500,000	422,715
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB, First Sub-Series A 5.75%, 08/01/37	1,400,000	1,067,500
6.38%, 08/01/39	3,000,000	2,369,220
6.00%, 08/01/42	1,000,000	757,540
6.50%, 08/01/44	2,000,000	1,585,940

		10,137,125

Wisconsin 84.6%
Appleton Redevelopment Authority, Room Tax, Fox Cities Performing Arts, Refunding, RB 2.20%, 09/01/18	355,000	356,047
2.40%, 09/01/19	290,000	288,976
2.60%, 09/01/20	355,000	350,517

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Beloit, Community Development Authority, Lease Revenue, RB 4.70%, 03/01/21	$345,000	$369,947
4.75%, 03/01/22	300,000	320,094
Beloit, Community Development Authority, Redevelopment Lease Revenue, RB, Series A, 1.82%, 06/01/18	475,000	478,140
Burlington, Community Development Authority, Lease Revenue, Refunding, RB 4.00%, 04/01/16	200,000	204,672
4.10%, 04/01/17	750,000	766,695
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB Series A, 1.20%, 06/01/17	500,000	503,325
4.25%, 06/01/17	500,000	525,680
Series A, 1.50%, 06/01/18	400,000	401,176
Series A, 1.75%, 06/01/19	300,000	298,536
Series A, 1.95%, 06/01/19	145,000	145,764
Series A, 2.20%, 06/01/20	250,000	250,518
Series A, 2.40%, 06/01/21	360,000	358,484
Series A, 2.60%, 06/01/22	245,000	243,618
Glendale, Community Development Authority, Lease Revenue, Bayshore Public Parking Facility, RB, Series A, 5.00%, 10/01/24	1,500,000	1,512,090
Glendale, Community Development Authority, Lease Revenue, Bayshore, Refunding, RB, Series A, 4.75%, 10/01/27	1,000,000	1,018,640
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.6, Refunding, RB, Series A, 4.00%, 10/01/15	150,000	156,169
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB Series B, 3.85%, 09/01/20	2,250,000	2,401,717
2.60%, 09/01/21	3,250,000	3,278,762
2.75%, 09/01/22	2,750,000	2,768,123
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, RB 6.00%, 12/01/29	1,000,000	1,085,000
6.15%, 12/01/32	1,000,000	1,088,100
Green Bay, Redevelopment Authority, Lease Revenue, Convention Center Project, Refunding, Special Tax Revenue 4.20%, 06/01/25	1,000,000	1,027,830
4.30%, 06/01/29	1,000,000	1,021,980

76

Statement of Investments (Continued)

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Johnson Creek, Community Development Authority, Lease Revenue, Tax Increment District No. 3, Refunding, RB 2.65%, 12/01/24	$350,000	$314,524
2.80%, 12/01/25	200,000	179,446
2.90%, 12/01/26	200,000	178,324
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB 5.00%, 10/01/14	225,000	226,800
5.00%, 10/01/22	1,065,000	1,246,114
5.00%, 10/01/27	925,000	1,073,324
5.00%, 10/01/28	250,000	289,295
5.00%, 10/01/34	4,500,000	5,145,165
Milwaukee, Redevelopment Authority Revenue, Milwaukee Public Schools, Refunding, RB Series A, 5.00%, 08/01/17	1,000,000	1,119,390
Series A, 5.00%, 08/01/18	1,000,000	1,143,260
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured 2.75%, 04/01/21	1,080,000	1,114,625
3.00%, 04/01/22	375,000	388,012
3.20%, 04/01/23	1,000,000	1,031,370
3.75%, 04/01/28	950,000	963,899
4.10%, 04/01/32	2,500,000	2,579,950
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB 4.50%, 08/01/23	110,000	119,181
4.70%, 08/01/25	110,000	118,973
5.00%, 08/01/30	2,000,000	2,157,460
Milwaukee, Redevelopment Authority, Lease Revenue, Milwaukee Public Schools, Congress, RB, Series A, 4.60%, 08/01/22	500,000	511,020
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2,850,000	3,077,116
Neenah, Community Development Authority, Lease Revenue, District No.8 Riverwalk Zone, Prerefunded Balance, RB Series A, 4.30%, 12/01/20	1,000,000	1,013,770
Series A, 5.13%, 12/01/23	1,000,000	1,016,520
Series A, 4.70%, 12/01/28	1,250,000	1,268,875
Neenah, Community Development Authority, Lease Revenue, RB, Series A, 4.75%, 12/01/32	400,000	425,268

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Neenah, Community Development Authority, Lease Revenue, Refunding, RB 4.00%, 12/01/26	$500,000	$544,920
4.10%, 12/01/27	1,000,000	1,093,720
4.20%, 12/01/28	500,000	547,060
Osceola, Redevelopment Authority, Lease Revenue, Refunding, RB Series A, 1.65%, 12/01/14	200,000	200,604
Series A, 1.90%, 12/01/15	175,000	177,289
Platteville, Redevelopment Authority, Real Estate Foundation Project, RB, Series A, 5.00%, 07/01/42	1,000,000	1,020,930
Southeast Wisconsin Professional Baseball Park District, ETM, COP, National-RE Insured 0.00%, 12/15/15	970,000	967,255
0.00%, 12/15/17	1,000,000	973,450
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured Series A, 5.50%, 12/15/18	250,000	296,127
Series A, 5.50%, 12/15/19	2,200,000	2,650,186
Series A, 5.50%, 12/15/20	1,000,000	1,223,790
Series A, 5.50%, 12/15/21	1,500,000	1,856,760
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured Series A, 5.50%, 12/15/23	1,025,000	1,255,010
Series A, 5.50%, 12/15/26	4,510,000	5,485,784
Sun Prairie, Community Development Authority, Lease Revenue, Tax Incremental District No. 8, Prerefunded, RB 4.30%, 08/01/21	975,000	1,014,731
4.35%, 08/01/22	975,000	1,015,219
Sun Prairie, Community Development Authority, Tax Incremental District No. 8, Refunding, RB Series A, 1.85%, 08/01/21	1,025,000	1,005,873
Series A, 2.05%, 08/01/22	750,000	736,155
Series A, 2.25%, 08/01/23	500,000	489,820
Series A, 2.40%, 08/01/24	250,000	245,610
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB 4.20%, 12/01/24	150,000	162,104
4.50%, 12/01/30	1,200,000	1,265,760
West Bend, Redevelopment Authority, Lease Revenue, Prerefunded Balance, RB 4.50%, 10/01/23	250,000	262,505

77

Statement of Investments (Continued)

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
4.55%, 10/01/24	$250,000	$262,650
4.60%, 10/01/25	150,000	157,677
4.65%, 10/01/28	250,000	262,943
Weston, Community Development Authority, Lease Revenue, RB Series A, 4.10%, 10/01/16	500,000	502,935
Series A, 4.25%, 10/01/17	200,000	201,122
Series A, 4.35%, 10/01/18	500,000	500,985
Series A, 4.40%, 10/01/18	500,000	502,640
Series A, 4.45%, 10/01/19	500,000	500,870
Series A, 5.25%, 10/01/20	445,000	447,514
Series A, 4.50%, 10/01/21	100,000	104,936
Series A, 4.70%, 10/01/21	1,230,000	1,235,215
Series B, 4.75%, 10/01/22	130,000	130,510
Series B, 4.75%, 10/01/23	140,000	140,504
Series A, 4.63%, 10/01/25	825,000	855,756
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB Series A, 5.00%, 12/15/29	750,000	829,283
Series A, 5.00%, 12/15/32	1,000,000	1,094,330
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/23	2,585,000	3,027,552
Wisconsin Center District, Senior Dedicated Tax Revenue, RB, National- RE Insured, Series A, 0.00%, 12/15/26	2,500,000	1,606,425
Wisconsin Dells, Community Development Authority, Lease Revenue, Prerefunded Balance, RB 5.00%, 03/01/22	1,500,000	1,609,950
4.60%, 03/01/25	1,200,000	1,231,056
Wisconsin Dells, Community Development Authority, Lease Revenue, RB Series A, 4.30%, 03/01/22	225,000	231,671
Series A, 4.45%, 03/01/25	300,000	307,227
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, Series B, 4.40%, 07/01/38	3,000,000	2,995,500
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 06/01/21	680,000	766,020
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, National-RE Insured, 6.10%, 06/01/21	670,000	754,755

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB Series E, 4.70%, 11/01/25	$275,000	$277,802
Series B, 4.30%, 05/01/27	1,000,000	1,016,240
Series E, 4.90%, 11/01/35	1,650,000	1,662,227
Series B, 4.40%, 05/01/37	500,000	504,245
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB Series A, 4.10%, 11/01/19	465,000	516,318
Series A, 4.88%, 11/01/25	2,225,000	2,397,771
Series A, 5.38%, 11/01/30	2,135,000	2,250,674
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB Series B, 2.00%, 04/01/19	150,000	152,520
Series B, 2.40%, 04/01/20	100,000	102,568
Series B, 2.80%, 04/01/21	150,000	154,989
Series B, 3.10%, 04/01/22	100,000	103,951
Series B, 3.45%, 04/01/24	100,000	105,454
Series B, 3.80%, 04/01/26	285,000	300,080
Series B, 4.30%, 04/01/30	115,000	121,910
Series A, 4.25%, 12/01/35	1,500,000	1,561,980

		103,901,698

Total Municipal Bonds (cost $115,788,566)		118,239,137

Mutual Fund 3.5%

	Shares

Money Market Fund 3.5%
Invesco Tax Free Cash Reserve Portfolio — Institutional Shares, 0.01% (a)	4,263,679	4,263,679

Total Mutual Fund (cost $4,263,679)		4,263,679

Total Investments (cost $120,052,245) (b) (c) — 99.8%		122,502,816

Other assets in excess of liabilities — 0.2%		243,547

NET ASSETS — 100.0%		$122,746,363

(a)	Represents 7-day effective yield as of July 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

78

Statement of Investments (Continued)

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

(c)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At July 31, 2014, the percentage attributed to Assured Guaranty Municipal Corporation was 10.53%.

AGM	Assured Guaranty Municipal Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

RB	Revenue Bond

RE	Reinsured

XLCA	XL Capital Assurance

The accompanying notes are an integral part of these financial statements.

79

Statement of Assets and Liabilities

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investments, at value (cost $120,052,245)	$122,502,816
Interest and dividends receivable	1,450,051
Receivable for investments sold	2,102,309
Receivable for capital shares issued	73
Prepaid expenses	2,813

Total Assets	126,058,062

Liabilities:
Payable for investments purchased	3,000,000
Distributions payable	35,605
Payable for capital shares redeemed	123,296
Accrued expenses and other payables:
Investment advisory fees	44,496
Fund administration fees	10,591
Distribution fees	31,447
Administrative servicing fees	14,941
Accounting and transfer agent fees	6,865
Trustee fees	510
Custodian fees	582
Compliance program costs (Note 3)	1,174
Professional fees	31,339
Printing fees	7,250
Other	3,603

Total Liabilities	3,311,699

Net Assets	$122,746,363

Represented by:
Capital	$125,299,981
Accumulated undistributed net investment income	14,362
Accumulated net realized losses from investments	(5,018,551)
Net unrealized appreciation/(depreciation) from investments	2,450,571

Net Assets	$122,746,363

Net Assets:
Class A Shares	$109,711,271
Class C Shares	12,554,401
Institutional Service Class Shares	470,359
Institutional Class Shares	10,332

Total	$122,746,363

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,862,053
Class C Shares	1,244,611
Institutional Service Class Shares	46,571
Institutional Class Shares	1,023

Total	12,154,258

80

Statement of Assets and Liabilities (Continued)

July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.10
Class C Shares (b)	$10.09
Institutional Service Class Shares	$10.10
Institutional Class Shares	$10.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.33

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

81

Statement of Operations

For the Year Ended July 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund
INVESTMENT INCOME:
Interest income	$5,197,950
Dividend income	1,428

Total Income	5,199,378

EXPENSES:
Investment advisory fees	661,898
Fund administration fees	155,297
Distribution fees Class A	293,988
Distribution fees Class B (a)	393
Distribution fees Class C	106,293
Administrative servicing fees Class A	85,292
Administrative servicing fees Class B (a)	131
Administrative servicing fees Class C	2,141
Administrative servicing fees Institutional Service Class (b)	515
Registration and filing fees	20,165
Professional fees	46,206
Printing fees	23,049
Trustee fees	3,068
Custodian fees	5,222
Accounting and transfer agent fees	30,147
Compliance program costs (Note 3)	1,611
Other	21,348

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,456,764

Earnings credit (Note 4)	(236)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(32,166)
Administrative servicing fees voluntarily waived – Institutional Service Class (Note 3) (b)	(185)
Expenses reimbursed by adviser (Note 3)	(170,502)

Net Expenses	1,253,675

NET INVESTMENT INCOME	3,945,703

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,759,889)
Net change in unrealized appreciation/(depreciation) from investments	1,844,901

Net realized/unrealized losses from investments	(2,914,988)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,030,715

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

82

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$3,945,703		$4,558,938
Net realized gains/(losses) from investments	(4,759,889)		119,834
Net change in unrealized appreciation/(depreciation) from investments	1,844,901		(9,152,540)

Change in net assets resulting from operations	1,030,715		(4,473,768)

Distributions to Shareholders From:
Net investment income:
Class A	(3,547,872)		(4,059,716)
Class B (a)	(701)		(18,645)
Class C	(364,785)		(459,370)
Institutional Service Class (b)	(17,644)		(35,247)
Institutional Class	(299	)(c)	–

Change in net assets from shareholder distributions	(3,931,301)		(4,572,978)

Change in net assets from capital transactions	(26,358,317)		(4,957,196)

Change in net assets	(29,258,903)		(14,003,942)

Net Assets:
Beginning of year	152,005,266		166,009,208

End of year	$122,746,363		$152,005,266

Accumulated undistributed net investment income at end of year	$14,362		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$2,131,046		$11,633,693
Proceeds from shares issued from class conversion	332,070		–
Dividends reinvested	2,876,602		3,074,159
Cost of shares redeemed	(26,060,405)		(20,534,726)

Total Class A Shares	(20,720,687)		(5,826,874)

Class B Shares (Note 10) (a)
Proceeds from shares issued	–		8,299
Dividends reinvested	602		7,893
Cost of shares redeemed in class conversion	(332,070)		–
Cost of shares redeemed	(164,770)		(523,647)

Total Class B Shares	(496,238)		(507,455)

Class C Shares (Note 10)
Proceeds from shares issued	353,590		4,810,457
Dividends reinvested	309,049		368,866
Cost of shares redeemed	(5,366,869)		(4,087,279)

Total Class C Shares	(4,704,230)		1,092,044

Institutional Service Class Shares (Note 10) (b)
Proceeds from shares issued	230,984		1,193,688
Dividends reinvested	13,222		26,519
Cost of shares redeemed	(691,685)		(935,118)

Total Institutional Service Class Shares	(447,479)		285,089

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

83

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$14,119	(c)	$–
Dividends reinvested	292	(c)	–
Cost of shares redeemed	(4,094	)(c)	–

Total Institutional Class Shares	10,317	(c)	–

Change in net assets from capital transactions	$(26,358,317)		$(4,957,196)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	211,499		1,075,462
Issued in class conversion	33,262		–
Reinvested	284,348		286,146
Redeemed	(2,580,977)		(1,920,307)

Total Class A Shares	(2,051,868)		(558,699)

Class B Shares (Note 10) (a)
Issued	–		772
Reinvested	59		735
Redeemed in class conversion	(33,303)		–
Redeemed	(16,248)		(49,457)

Total Class B Shares	(49,492)		(47,950)

Class C Shares (Note 10)
Issued	35,074		445,674
Reinvested	30,594		34,392
Redeemed	(533,181)		(386,759)

Total Class C Shares	(467,513)		93,307

Institutional Service Class Shares (Note 10) (b)
Issued	22,934		110,801
Reinvested	1,307		2,468
Redeemed	(68,103)		(87,654)

Total Institutional Service Class Shares	(43,862)		25,615

Institutional Class Shares
Issued	1,404	(c)	–
Reinvested	29	(c)	–
Redeemed	(410	)(c)	–

Total Institutional Class Shares	1,023	(c)	–

Total change in shares	(2,611,712)		(487,727)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

84

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended July 31, 2014 (g)	$10.30	0.31	(0.21)	0.10	(0.30)	–	(0.30)	$10.10	1.06%		$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.30	(0.58)	(0.28)	(0.30)	–	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.34	0.51	0.85	(0.34)	–	(0.34)	$10.88	8.30%		$146,648,612	0.90%	3.17%	1.31%	13.00%
Year Ended July 31, 2011 (g)	$10.52	0.36	(0.13)	0.23	(0.37)	(0.01)	(0.38)	$10.37	2.28%		$130,165,154	0.90%	3.53%	1.31%	10.00%
Year Ended July 31, 2010 (g)	$10.10	0.36	0.42	0.78	(0.36)	–	(0.36)	$10.52	7.95%		$146,664,880	0.90%	3.45%	1.29%	13.00%

Class C Shares
Year Ended July 31, 2014 (g)	$10.28	0.26	(0.19)	0.07	(0.26)	–	(0.26)	$10.09	0.71%		$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013 (g)	$10.87	0.25	(0.59)	(0.34)	(0.25)	–	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012 (g)	$10.36	0.29	0.51	0.80	(0.29)	–	(0.29)	$10.87	7.82%		$17,595,471	1.35%	2.71%	1.56%	13.00%
Year Ended July 31, 2011 (g)	$10.51	0.32	(0.14)	0.18	(0.32)	(0.01)	(0.33)	$10.36	1.93%		$10,831,411	1.35%	3.08%	1.56%	10.00%
Year Ended July 31, 2010 (g)	$10.09	0.31	0.43	0.74	(0.32)	–	(0.32)	$10.51	7.37%		$10,156,665	1.35%	3.00%	1.54%	13.00%

Institutional Service Class Shares (h)
Year Ended July 31, 2014 (g)	$10.30	0.33	(0.20)	0.13	(0.33)	–	(0.33)	$10.10	1.31%		$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.33	(0.58)	(0.25)	(0.33)	–	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.36	0.52	0.88	(0.37)	–	(0.37)	$10.88	8.57%		$705,422	0.65%	3.42%	1.06%	13.00%
Period Ended July 31, 2011 (g)(i)	$10.52	0.38	(0.12)	0.26	(0.40)	(0.01)	(0.41)	$10.37	2.45%		$281,684	0.65%	3.78%	1.06%	10.00%

Institutional Class Shares
Period Ended July 31, 2014 (g)(j)	$10.06	0.29	0.04	0.33	(0.29)	–	(0.29)	$10.10	3.32%		$10,332	0.60%	3.34%	0.71%	8.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from August 3, 2010 (commencement of operations) through July 31, 2011.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

85

Notes to Financial Statements

July 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of July 31, 2014, the Trust operates fifty-six (56) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide HighMark Bond Fund (“Bond”)

- Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

- Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

- Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

- Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

Each Fund commenced operations on September 16, 2013 as a result of a tax free reorganization in which Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt acquired all of the assets, subject to all liabilities and obligations, of the HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

Each of the Funds, except Wisconsin Tax Exempt, is a diversified fund, as defined in the 1940 Act. Wisconsin Tax Exempt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

86

Notes to Financial Statements (Continued)

July 31, 2014

—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are fair valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are categorized within Level 2 of the fair value hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account

87

Notes to Financial Statements (Continued)

July 31, 2014

significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, yield curves, credit risk/spreads and quoted prices for similar assets. Securities valued in this manner are generally categorized as Level 2, consistent with similar valuation techniques and inputs described above for debt and equity securities.

At July 31, 2014, 100% of the market value of Bond and Short Term Bond were determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of July 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$183,751,424	$—	$183,751,424
Mutual Fund	2,568,639	—	—	2,568,639
Total	$2,568,639	$183,751,424	$—	$186,320,063

National Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$69,879,172	$—	$69,879,172
Mutual Fund	84,157	—	—	84,157
Total	$84,157	$69,879,172	$—	$69,963,329

Wisconsin Tax Exempt

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$118,239,137	$—	$118,239,137
Mutual Fund	4,263,679	—	—	4,263,679
Total	$4,263,679	$118,239,137	$—	$122,502,816

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended July 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the period from September 16, 2013 through July 31, 2014, Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives is

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included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Income from the securities lending program is recorded when received from the securities lending agent. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from September 16, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) began serving as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

For the period from September 16, 2013 through March 31, 2014, in the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified the Fund by purchasing replacement securities at its expense, or would pay the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, in the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At July 31, 2014, the BBH Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

At July 31, 2014, Bond had no portfolio securities on loan.

Prior to September 16, 2013, the Predecessor Funds did not enter into any securities lending transactions.

(c)	Repurchase Agreements

For the period from September 16, 2013 through July 31, 2014, Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo”

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Notes to Financial Statements (Continued)

July 31, 2014

or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At July 31, 2014, Bond held no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Prior to September 16, 2013, distributions from net investment income, if any, were declared and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of July 31, 2014 are primarily attributable to paydown gains and losses and market discount on sales. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended July 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond	$—	$302,799	$(302,799)
California Intermediate Tax Free Bond	—	—	—
National Intermediate Tax Free Bond	—	—	—
Short Term Bond	—	457,782	(457,782)
Wisconsin Tax Exempt	—	(40)	40

Amounts designated as “—” are zero or have been rounded to zero.

(f)	Deferred Compensation Plan

On April 17, 2013, the Predecessor Funds terminated a deferred compensation plan that had previously been established for the benefit of certain members of the Predecessor Funds’ Board. Effective September 16, 2013, the Funds assumed the deferred compensation liability of their corresponding Predecessor Funds. At July 31, 2014, the Funds fully paid the deferred compensation to the Predecessor Funds’ Board and no liability remained for the Funds.

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Notes to Financial Statements (Continued)

July 31, 2014

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Effective September 16, 2013 under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of July 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
Wisconsin Tax Exempt	Ziegler Capital Management, LLC

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Notes to Financial Statements (Continued)

July 31, 2014

Effective September 16, 2013, under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. The Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
California Intermediate Tax Free Bond	All Assets	0.50%
National Intermediate Tax Free Bond
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	On $250 million and more	0.40%

Prior to September 16, 2013, each Fund paid investment advisory fees to HighMark under a similar agreement based on that Fund’s average daily net assets. The Funds paid investment advisory fees to HighMark according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	All Assets	0.50%
California Intermediate Tax Free Bond
National Intermediate Tax Free Bond
Short Term Bond	All Assets	0.40%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	On $250 million and more	0.40%

For the year ended July 31, 2014, the effective advisory fee rates were as follows:

Fund	Effective Advisory Fee Rate
Bond	0.49%
California Intermediate Tax Free Bond	0.50
National Intermediate Tax Free Bond	0.50
Short Term Bond	0.35
Wisconsin Tax Exempt	0.50

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Notes to Financial Statements (Continued)

July 31, 2014

For the period from September 16, 2013 through July 31, 2014, the effective advisory fee rates for fees paid to NFA were as follows:

Fund	Effective Advisory Fee Rate
Bond	0.49%
California Intermediate Tax Free Bond	0.50
National Intermediate Tax Free Bond	0.50
Short Term Bond	0.35
Wisconsin Tax Exempt	0.50

For the period from September 16, 2013 through July 31, 2014, the Funds paid investment management fees to NFA in the amounts listed below.

Fund	Amount
Bond	$1,451,224
California Intermediate Tax Free Bond	878,116
National Intermediate Tax Free Bond	336,499
Short Term Bond	681,072
Wisconsin Tax Exempt	570,273

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Prior to September 16, 2013, the Funds were managed by, and paid investment management fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Funds paid investment management fees to HighMark in the amounts listed below.

Fund	Amount
Bond	$219,453
California Intermediate Tax Free Bond	140,860
National Intermediate Tax Free Bond	53,990
Short Term Bond	82,378
Wisconsin Tax Exempt	91,625

Effective September 16, 2013, the Funds and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding acquired fund fees and expenses, and certain other expenses) from exceeding the following amounts until February 28, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
Bond	0.97%	1.40%	0.72%	0.65%
California Intermediate Tax Free Bond	0.79	1.24	0.54	0.49
National Intermediate Tax Free Bond	0.77	1.22	0.52	0.47
Short Term Bond(a)	0.85	1.30	0.60	0.55
Wisconsin Tax Exempt	0.90	1.35	0.65	0.60
(a)	For the period September 16, 2013 through June 30, 2014.

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Notes to Financial Statements (Continued)

July 31, 2014

Effective July 1, 2014, the Expense Limitation Agreement between Short Term Bond and NFA was restated and limits the Fund’s operating expenses (excluding acquired fund fees and expenses, and certain other expenses) from exceeding the following amounts until November 30, 2016.

Fund	Class A	Class C	Institutional Service Class	Institutional Class
Short Term Bond	0.76%	1.20%	0.51%	0.45%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of July 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended July 31, 2014 (a)
Bond	$—
California Intermediate Tax Free Bond	235,685
National Intermediate Tax Free Bond	212,031
Short Term Bond	5,849
Wisconsin Tax Exempt	126,293
(a)	For the period from September 16, 2013 through July 31, 2014.

Amount designated as “—” is zero or has been rounded to zero.

During the period from September 16, 2013 through July 31, 2014, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Prior to September 16, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Bond	$55,593
California Intermediate Tax Free Bond	84,194
National Intermediate Tax Free Bond	43,916
Short Term Bond	38,214
Wisconsin Tax Exempt	44,209

Prior to September 16, 2013 the Funds were subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan HighMark was able to recoup from the Fund any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to certain limitations. For the period from August 1, 2013 through September 15, 2013, no amounts were reimbursed to HighMark. Effective September 16, 2013, the Predecessor Plan was terminated.

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Notes to Financial Statements (Continued)

July 31, 2014

Effective September 16, 2013, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Effective September 16, 2013, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from September 16, 2013 through July 31, 2014, NFM earned $611,875 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to September 16, 2013, the Funds were a series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Funds in the amounts listed below.

Fund	Amount
Bond	$75,609
California Intermediate Tax Free Bond	47,527
National Intermediate Tax Free Bond	18,658
Short Term Bond	37,765
Wisconsin Tax Exempt	36,469

Effective September 16, 2013, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Effective September 16, 2013, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from September 16, 2013 through July 31, 2014, the Funds’ aggregate portion of such costs amounted to $931. For the period from August 1, 2013, through September 15, 2013, the Funds paid $8,085 to HighMark.

Effective September 16, 2013, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses

95

Notes to Financial Statements (Continued)

July 31, 2014

associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

—	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

—	0.75% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 0.75% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

For the period from August 1, 2013 through September 15, 2013, the Funds paid distribution fees to the Distributor in the amounts listed below.

Fund	Amount
Bond	$21,669
California Intermediate Tax Free Bond	57,943
National Intermediate Tax Free Bond	11,906
Short Term Bond	38,979
Wisconsin Tax Exempt	56,329

Effective September 16, 2013, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Effective September 16, 2013, the Funds’ Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. For the period from September 16, 2013 through July 31, 2014, the Funds imposed front-end sales charges of $65,485. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed front-end sales charges of $13,808.

Effective September 16, 2013, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Effective September 16, 2013, applicable Class A CDSCs were 0.50% for the Funds. Class C CDSCs were 1.00% for the Funds. For the period from September 16, 2013 through July 31, 2014, the Funds imposed CDSCs of $11,169. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed CDSCs of $2,077.

A Fund may retain all or a portion of the sales charges.

Effective September 16, 2013, under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

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Notes to Financial Statements (Continued)

July 31, 2014

Prior to September 16, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary and Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class or classes of shares of the Funds. The service providers had agreed to waive a portion of their fees for certain classes of all Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the year ended July 31, 2014, the effective rates for administrative services fees, net of waivers, were as follows:

Fund	Class A	Class B (a)	Class C	Institutional Service Class (b)
Bond	0.06%	0.25%	0.02%	0.10%
California Intermediate Tax Free Bond	0.05	N/A	0.02	0.03
National Intermediate Tax Free Bond	0.05	N/A	0.01	0.04
Short Term Bond	0.05	N/A	0.02	0.03
Wisconsin Tax Exempt	0.05	0.25	0.02	0.06
(a)	For the period August 1, 2013 through September 15, 2013.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

N/A — Not Applicable.

During the period from September 16, 2013 through July 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
Bond	0.06%	0.03%	0.10%
California Intermediate Tax Free Bond	0.05	0.02	0.03
National Intermediate Tax Free Bond	0.05	0.01	0.03
Short Term Bond	0.06	0.02	0.03
Wisconsin Tax Exempt	0.04	0.02	0.06

For the period from September 16, 2013 through July 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond	$280,414
California Intermediate Tax Free Bond	55,575
National Intermediate Tax Free Bond	24,569
Short Term Bond	45,472
Wisconsin Tax Exempt	47,510

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from each Fund:

Fund	Amount
Bond	$29,483
California Intermediate Tax Free Bond	11,780
National Intermediate Tax Free Bond	4,962
Short Term Bond	8,626
Wisconsin Tax Exempt	8,218

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Notes to Financial Statements (Continued)

July 31, 2014

As of July 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	—
California Intermediate Tax Free Bond	0.01%
National Intermediate Tax Free Bond	0.01
Short Term Bond	63.89
Wisconsin Tax Exempt	0.01

Amount designated as “—” is zero or has been rounded to zero.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Funds have been added to the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) renewed credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended July 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

5.  Investment Transactions

For the year ended July 31, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$289,494,250	$192,428,638
California Intermediate Tax Free Bond	7,367,750	53,734,913
National Intermediate Tax Free Bond	7,958,868	23,588,226
Short Term Bond	313,566,183	110,128,578
Wisconsin Tax Exempt	11,044,569	35,882,044

For the year ended July 31, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond	$77,805,311	$28,329,863
Short Term Bond	56,814,141	30,387,588

98

Notes to Financial Statements (Continued)

July 31, 2014

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. As of the date of these financial statements, the Wisconsin Tax- Exempt Fund invests in debt securities issued by the State of Wisconsin and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

The Trust invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis into one of the following money market funds: Dreyfus Tax Exempt Cash Management, Institutional Shares, Goldman Sachs Tax Exempt California Fund, Institutional Shares or Invesco Tax Free Cash Reserve Portfolio, Institutional Shares. As with investments in any money market fund, the Trust’s investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

99

Notes to Financial Statements (Continued)

July 31, 2014

8.  Other

As of July 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	75.05%	5
California Intermediate Tax Free Bond	64.91	4
National Intermediate Tax Free Bond	64.50	3
Short Term Bond	63.89	4	(a)
Wisconsin Tax Exempt	33.74	1
(a)	Each such account is the account of an affiliated fund.

9.  New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

10.  Reorganization

Each Fund commenced operation on September 16, 2013 as a result of a tax free reorganization in which Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt acquired all of the assets, subject to all liabilities and obligations of the HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Class A, Class B, Class C and Fiduciary shareholders of each Predecessor Fund received Class A, Class B, Class C and Institutional Service Class shares, respectively, of the corresponding Funds with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the corresponding Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in the corresponding Nationwide Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding Fund as noted below:

Fund/Class	Shares	Value
Bond
Class A	2,306,938	$24,906,629
Class B**	7,234	77,781
Class C	1,240,147	13,312,114
Institutional Service Class*	26,544,533	291,849,172

100

Notes to Financial Statements (Continued)

July 31, 2014

Fund/Class	Shares	Value
California Intermediate Tax Free Bond
Class A	6,970,811	$70,555,059
Class C	3,490,146	35,188,004
Institutional Service Class*	10,733,860	109,199,848
National Intermediate Tax Free Bond
Class A	1,509,371	16,969,709
Class C	603,212	6,789,697
Institutional Service Class*	5,420,075	60,983,970
Short Term Bond
Class A	4,322,803	43,089,271
Class C	2,602,075	26,249,990
Institutional Service Class*	8,932,889	89,162,736
Wisconsin Tax Exempt
Class A	12,406,596	123,860,012
Class B**	33,303	332,069
Class C	1,576,731	15,717,642
Institutional Service Class*	63,797	636,889
*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.
**	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

11.  Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax- exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$10,622,007	$6,980,205	$17,602,212	$—	$—	$17,602,212
California Intermediate Tax Free Bond	565	400,296	400,861	4,799,650	—	5,200,511
National Intermediate Tax Free Bond	10,759	788,297	799,056	1,890,545	—	2,689,601
Short Term Bond	2,382,058	—	2,382,058	—	—	2,382,058
Wisconsin Tax Exempt	—	—	—	3,931,301	—	3,931,301

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

101

Notes to Financial Statements (Continued)

July 31, 2014

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax- exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$13,540,134	$2,125,724	$15,665,858	$—	$—	$15,665,858
California Intermediate Tax Free Bond	529	—	529	6,002,281	—	6,002,810
National Intermediate Tax Free Bond	—	363,888	363,888	2,495,995	—	2,859,883
Short Term Bond	2,423,681	—	2,423,681	—	—	2,423,681
Wisconsin Tax Exempt	6,126	—	6,126	4,566,852	—	4,572,978

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond	$840,362	$—	$3,371,925	$4,212,287	$(802,324)	$—	$7,382,235	$10,792,198
California Intermediate Tax Free Bond	—	383,304	1,309,085	1,692,389	(373,410)	—	11,642,651	12,961,630
National Intermediate Tax Free Bond	1,454	143,176	1,008,458	1,153,088	(141,628)	—	3,959,282	4,970,742
Short Term Bond	215,272	—	—	215,272	(278,811)	(333,740)	1,972	(395,307)
Wisconsin Tax Exempt	—	315,220	—	315,220	(301,005)	(5,018,551)	2,450,718	(2,553,618)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of July 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$437,888,689	$12,170,584	$(4,788,349)	$7,382,235
California Intermediate Tax Free Bond	174,677,412	11,728,539	(85,888)	11,642,651
National Intermediate Tax Free Bond	66,004,047	4,041,500	(82,218)	3,959,282
Short Term Bond	389,189,743	1,392,368	(1,390,396)	1,972
Wisconsin Tax Exempt	120,052,098	5,157,402	(2,706,684)	2,450,718

As of July 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

102

Notes to Financial Statements (Continued)

July 31, 2014

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Short Term Bond	$214,854	2018
Short Term Bond	67,812	Unlimited
Wisconsin Tax Exempt	638,017	Unlimited

During the year ended July 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
California Intermediate Tax Free Bond	$86,092	$—

Amount designated as “—” is zero or has rounded to zero.

The Funds have elected to defer late-year losses in accordance with the Federal tax rules. These losses are treated as having arisen on the first day of the following fiscal year. For the year ended July 31, 2014, the Funds have elected to defer late year losses in the amounts listed below.

Fund	Post-October Capital Loss	Late Year Ordinary Loss
Short Term Bond	$51,074	—
Wisconsin Tax Exempt	4,380,534	—

Amounts designated as “—” are zero or have rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund (five of the series of Nationwide Mutual Funds, formerly HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, hereafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion. The statements of changes in net assets presented for the year ended July 31, 2013 and the financial highlights presented for the year ended July 31, 2013 or prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2014

104

Supplemental Information

July 31, 2014 (Unaudited)

Other Federal Tax Information

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond	$6,980,205
California Intermediate Tax Free Bond	400,296
National Intermediate Tax Free Bond	788,297

For the year ended July 31, 2014, the Funds’ percentage of earned income which was tax exempt was as follows:

Fund	% of Tax Exempt Income
California Intermediate Tax Free Bond	99%
National Intermediate Tax Free Bond	100
Wisconsin Tax Exempt	100

105

Management Information

July 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None

106

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None

107

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119

Director of Nationwide

Corporation since 2001, Nationwide Financial Services, Inc. since 1997,

Nationwide Foundation since 2002, Nationwide Life

Insurance Company since 2002, Nationwide Life and

Annuity Insurance

Company since 2002,

Nationwide Mutual Fire Insurance Company since

2001, Nationwide Mutual Insurance Company since

2002, and Scottsdale

Insurance Company since 2001 (all financial services

and insurance

companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of

Public Welfare Foundation (non-profit foundation) since 2009.

108

Management Information (Continued)

July 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

109

Management Information (Continued)

July 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

110

Market Index Definitions

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

111

Market Index Definitions (con’t.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

112

Glossary

Definitions of some commonly used investment terms

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and eventually return the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

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Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by NFA, with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

AR-HM-CFX 9/14

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

     (a) (1)    Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

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3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended July 31, 2013, and July 31, 2014.

	2013	2014
Audit Fees	N/A	$414,500
Audit-Related Fees	N/A	$0
Tax Fees	N/A	$83,675
All Other Fees	N/A	$0
Total	N/A	$498,175

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended July 31, 2013, and July 31, 2014.

	2013	2014
Audit-Related Fees	N/A	$34,000
Tax Fees	N/A	$25,000
All Other Fees	N/A	$0
Total	N/A	$59,000

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

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(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

At the close of business on September 16, 2013, the Nationwide HighMark Balanced Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund (collectively, the “Nationwide HighMark Funds”) acquired the assets, subject to stated liabilities, of the HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund and HighMark Wisconsin Tax-Exempt Fund (collectively, the “HighMark Funds”), respectively, through a reorganization transaction (the “Reorganization”).

Prior to the Reorganization, HighMark Capital Management, Inc. (“HighMark”), an indirect, wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. (“Mitsubishi UFJ”), served as the investment adviser to the HighMark Funds. Mitsubishi UFJ, as such, was an affiliate of the HighMark Funds. For the period of August 1, 2013 to September 16, 2013, PwC provided services to Mitsubishi UFJ and its related entities (collectively “Mitsubishi”) that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. Some of those services included secondment of PwC staff to Mitsubishi, project management office services, payroll processing, and acting as a tax agent. The Audit Committee and PwC each considered the impact that these services have on PwC’s independence with respect to the Nationwide HighMark Funds. The Audit Committee considered that the Nationwide HighMark Funds’ records under audit are under the control of Nationwide HighMark Funds’ management, who are responsible for those records for the year and for the preparation of the financial statements being audited by PwC, and considered statements by management to the

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effect that there was and will be no involvement of Mitsubishi in overseeing the preparation of financial statements of the Nationwide HighMark Funds that PwC is auditing and that an unaffiliated third party maintained the books and records of the HighMark Funds during the period in question. The Audit Committee further considered statements by PwC to the effect that the services provided by PwC to Mitsubishi were unrelated to the Highmark Funds and were performed by persons who will not be part of the PwC team that audits the Nationwide HighMark Funds. On the basis of the information provided by PwC, and in particular various mitigating factors such as the fact that PwC has maintained and will continue to maintain SEC level independence of the Nationwide Funds and their affiliates, the Audit Committee determined that the activities of PwC that cause it not to qualify as an independent accountant for the Nationwide HighMark Funds are not of such a nature or extent as to impair the ability of PwC to perform the proposed audits of the Nationwide HighMark Funds impartially and in accordance with applicable auditing standards. PwC has concluded that no reasonable reader of the financial statements of the Nationwide HighMark Funds would believe that PwC lacked objectivity to render the reports on those financial statements. Accordingly, and for the reasons enumerated above, PwC concludes that the services identified do not affect its ability to render an objective audit for the Nationwide HighMark Funds for the year ending July 31, 2014.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended July 31, 2013, and July 31, 2014:

	2013	2014
Audit-Related Fees	N/A	None
Tax Fees	N/A	None
All Other Fees	N/A	None
Total	N/A	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended July 31, 2013, and July 31, 2014:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended July 31, 2014, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended July 31, 2013, and July 31, 2014, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

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(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005,

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respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

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Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	October 1, 2014

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	October 1, 2014

*	Print the name and title of each signing officer under his or her signature.